UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05624

Morgan Stanley Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2011

Date of reporting period:	December 31, 2011

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Global and International
Equity Portfolios

Active International Allocation
Portfolio

Asian Equity Portfolio

Emerging Markets Portfolio

Global Advantage Portfolio

Global Discovery Portfolio

Global Franchise Portfolio

Global Insight Portfolio

Global Opportunity Portfolio

Global Real Estate Portfolio

International Advantage Portfolio

International Equity Portfolio

International Opportunity Portfolio

International Real Estate Portfolio

International Small Cap Portfolio

Select Global Infrastructure Portfolio

U.S. Equity Portfolios

Advantage Portfolio

Focus Growth Portfolio

Growth Portfolio
(formerly Capital Growth Portfolio)

Insight Portfolio

Opportunity Portfolio

Small Company Growth Portfolio

U.S. Real Estate Portfolio

Fixed Income Portfolio

Emerging Markets Debt Portfolio

Annual
Report

December 31, 2011

2011 Annual Report

December 31, 2011

Table of Contents

Shareholders' Letter	2

Investment Advisory Agreement Approval	3

Performance Summary	6

Expense Examples	8

Investment Overview and Portfolios of Investments

Global and International Equity Portfolios:

Active International Allocation Portfolio	11

Asian Equity Portfolio	25

Emerging Markets Portfolio	30

Global Advantage Portfolio	37

Global Discovery Portfolio	41

Global Franchise Portfolio	45

Global Insight Portfolio	48

Global Opportunity Portfolio	52

Global Real Estate Portfolio	56

International Advantage Portfolio	62

International Equity Portfolio	66

International Opportunity Portfolio	70

International Real Estate Portfolio	74

International Small Cap Portfolio	79

Select Global Infrastructure Portfolio	85

U.S. Equity Portfolios:

Advantage Portfolio	90

Focus Growth Portfolio	94

Growth Portfolio (formerly Capital Growth Portfolio)	98

Insight Portfolio	102

Opportunity Portfolio	106

Small Company Growth Portfolio	111

U.S. Real Estate Portfolio	116

Fixed Income Portfolio:

Emerging Markets Debt Portfolio	120

Statements of Assets and Liabilities	126

Statements of Operations	138

Statements of Changes in Net Assets	143

Financial Highlights	167

Notes to Financial Statements	241

Report of Independent Registered Public Accounting Firm	256

Federal Income Tax Information	257

U.S. Privacy Policy	259

Director and Officer Information	262

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1-(800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

2011 Annual Report

December 31, 2011

Shareholders' Letter (unaudited)

Dear Shareholders:

We are pleased to present to you the Fund's Annual Report for the year ended December 31, 2011. Our Fund currently offers 23 portfolios providing investors with a full array of global and domestic equity and fixed-income products. The Fund's portfolios, together with the portfolios of the Morgan Stanley Institutional Fund Trust, provide investors with a means to help them meet specific investment needs and to allocate their investments among equities and fixed income.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2012

2011 Annual Report

December 31, 2011

Investment Advisory Agreement Approval (unaudited)

Global Insight and Insight Portfolios ("Portfolios")

At the organizational meeting of the Portfolios, the Board of Directors, including the independent Directors, considered the following factors in approving the Investment Advisory Agreement with respect to the Portfolios:

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.")

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the administrative and advisory services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board considered that the Adviser plans to arrange for a public offering of shares of the Portfolios to raise assets for investment and that the offering had not yet begun and concluded that, since the Portfolios currently had no assets to invest (other than seed capital required under the Investment Company Act) and had no track record of performance, this was not a factor it needed to address at the present time.

The Board reviewed the advisory and administrative fee rates (the "management fee rates") proposed to be paid by the Portfolios under the Management Agreement relative to comparable funds advised by the Adviser, when applicable, and compared to their peers as determined by Lipper, Inc., and reviewed the anticipated total expense ratios of the Portfolios. The Board considered that the Portfolios require the Adviser to develop processes, invest in additional resources and incur additional risks to successfully manage the Portfolios and concluded that the proposed management fee rates and anticipated total expense ratios would be competitive with their peer group averages.

Economies of Scale

The Board considered the growth prospects of the Portfolios and the structure of the proposed management fee schedules, which include breakpoints for each of the Portfolios. The Board considered that the Portfolios' potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

Profitability of the Adviser and Affiliates

Since the Portfolios have not begun operations and have not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. Since the Portfolios have not begun operations and have not paid any fees to the Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

2011 Annual Report

December 31, 2011

Investment Advisory Agreement Approval (unaudited) (cont'd)

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to enter into this relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolios' and their future shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board of the Fund if it is to continue in effect. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

(This Page has been left blank intentionally.)

2011 Annual Report

December 31, 2011

Performance Summary (unaudited)

	Inception Dates				One Year Total Return						Five Years Average Annual Total Return
	Class I	Class P	Class H	Class L	Class I	Class P	Class H	Class L	Index		Class I	Class P	Class H	Class L	Index
Global and International Equity Portfolios:
Active International Allocation	1/17/92	1/2/96	—	—	–14.56%	–14.75%	—%	—%	–12.14%	(1)	–3.66%	–3.90%	—%	—%	–4.72%	(1)
Asian Equity	12/28/10	12/28/10	12/28/10	12/28/10	–16.88	–17.08	–17.08	–17.57	–17.31	(2)	—	—	—	—	—	(2)
Emerging Markets	9/25/92	1/2/96	—	—	–18.41	–18.63	—	—	–18.42	(3)	0.23	–0.02	—	—	2.40	(3)
Global Advantage	12/28/10	12/28/10	12/28/10	12/28/10	0.34	0.07	0.08	–0.44	–7.35	(4)	—	—	—	—	—	(4)
Global Discovery	12/28/10	12/28/10	12/28/10	12/28/10	–7.72	–7.98	–7.96	–8.41	–7.35	(4)	—	—	—	—	—	(4)
Global Franchise	11/28/01	11/28/01	—	—	9.38	8.98	—	—	–5.54	(5)	4.74	4.46	—	—	–2.37	(5)
Global Insight	12/28/11	—	12/28/11	12/28/11	—	—	—	—	—	(4)	—	—	—	—	—	(4)
Global Opportunity	5/30/08	5/21/10	5/30/08	5/30/08	–4.90	–5.16	–5.18	–5.19	–7.35	(4)	—	—	—	—	—	(4)
Global Real Estate	8/30/06	8/30/06	1/2/08	6/16/08	–9.67	–9.91	–9.90	–10.33	–6.00	(6)	–4.94	–5.21	—	—	–5.46	(6)
International Advantage	12/28/10	12/28/10	12/28/10	12/28/10	–1.31	–1.57	–1.57	–2.09	–13.71	(7)	—	—	—	—	—	(7)
International Equity	8/4/89	1/2/96	—	—	–7.63	–7.83	—	—	–12.14	(1)	–2.63	–2.88	—	—	–4.72	(1)
International Opportunity	3/31/10	3/31/10	3/31/10	3/31/10	–10.16	–10.33	–10.30	–10.81	–13.71	(7)	—	—	—	—	—	(7)
International Real Estate	10/1/97	10/1/97	—	—	–19.92	–20.16	—	—	–17.81	(8)	–11.92	–12.14	—	—	–8.75	(8)
International Small Cap	12/15/92	10/21/08	—	—	–18.33	–18.56	—	—	–15.94	(9)	–6.39	—	—	—	–4.14	(9)
Select Global Infrastructure	9/20/10	9/20/10	9/20/10	9/20/10	15.95	15.67	15.67	15.12	13.75	(10)	—	—	—	—	—	(10)
U.S. Equity Portfolios:
Advantage	6/30/08	5/21/10	6/30/08	6/30/08	5.33	5.07	5.06	5.19	2.64	(11)	—	—	—	—	—	(11)
Focus Growth	3/8/95	1/2/96	—	—	–7.30	–7.53	—	—	2.64	(11)	3.76	3.49	—	—	2.50	(11)
Growth	4/2/91	1/2/96	—	—	–3.01	–3.27	—	—	2.64	(11)	3.34	3.09	—	—	2.50	(11)
Insight	12/28/11	—	12/28/11	12/28/11	—	—	—	—	—	(12)	—	—	—	—	—	(12)
Opportunity	8/12/05	5/21/10	5/28/98	5/28/98	–0.46	–0.72	–0.73	–1.17	2.64	(11)	5.16	—	4.86	4.18	2.50	(11)
Small Company Growth	11/1/89	1/2/96	11/11/11	11/11/11	–9.12	–9.28	—	—	–2.91	(13)	0.49	0.24	—	—	2.09	(13)
U.S. Real Estate	2/24/95	1/2/96	11/11/11	11/11/11	5.57	5.26	—	—	8.29	(14)	–1.70	–1.97	—	—	–1.42	(14)
Fixed Income Portfolio:
Emerging Markets Debt	2/1/94	1/2/96	1/2/08	6/16/08	–3.66	–3.90	–3.88	–4.34	–1.75	(15)	5.15	4.86	—	—	7.02	(15)

2011 Annual Report

December 31, 2011

Performance Summary (unaudited) (cont'd)

	Ten Years Average Annual Total Return						Since Inception Average Annual Total Return*
	Class I	Class P	Class H	Class L	Index		Class I	Index	Class P	Index	Class H	Index	Class L	Index
Global and International Equity Portfolios:
Active International Allocation	4.84%	4.57%	—%	—%	4.67%	(1)	5.36%	4.82%	4.35%	3.55%	—%	—%	—%	—%(1)
Asian Equity	—	—	—	—	—	(2)	–15.19	–15.45	–15.38	–15.45	–15.38	–15.45	–15.88	–15.45	(2)
Emerging Markets	12.98	12.69	—	—	13.86	(3)	8.70	8.46	7.48	6.79	—	—	—	—	(3)
Global Advantage	—	—	—	—	—	(4)	0.43	–6.71	0.17	–6.71	0.18	–6.71	–0.34	–6.71	(4)
Global Discovery	—	—	—	—	—	(4)	–7.93	–6.71	–8.19	–6.71	–8.17	–6.71	–8.62	–6.71	(4)
Global Franchise	10.44	10.15	—	—	3.62	(5)	10.85	3.76	10.55	3.76	—	—	—	—	(5)
Global Insight	—	—	—	—	—	(4)	0.70	1.15	—	—	0.70	1.15	0.70	1.15	(4)
Global Opportunity	—	—	—	—	—	(4)	2.83	–4.90	16.07	7.82	2.60	–4.90	2.51	–4.90	(4)
Global Real Estate	—	—	—	—	—	(6)	–1.76	–2.29	–2.03	–2.29	–4.34	–4.99	–4.13	–3.76	(6)
International Advantage	—	—	—	—	—	(7)	–1.40	–12.66	–1.66	–12.66	–1.65	–12.66	–2.17	–12.66	(7)
International Equity	5.72	5.47	—	—	4.67	(1)	8.53	3.63	7.34	3.55	—	—	—	—	(1)
International Opportunity	—	—	—	—	—	(7)	4.73	–3.22	4.47	–3.22	4.49	–3.22	3.95	–3.22	(7)
International Real Estate	9.59	9.31	—	—	9.02	(8)	6.87	4.45	6.61	4.45	—	—	—	—	(8)
International Small Cap	6.45	—	—	—	9.01	(9)	8.29	4.93	6.25	12.11	—	—	—	—	(9)
Select Global Infrastructure	—	—	—	—	—	(10)	16.57	15.80	16.29	15.80	16.29	15.80	15.73	15.80	(10)
U.S. Equity Portfolios:
Advantage	—	—	—	—	—	(11)	4.73	3.09	16.05	13.66	4.49	3.09	4.53	3.09	(11)
Focus Growth	3.79	3.53	—	—	2.60	(11)	9.87	6.88	7.73	5.48	—	—	—	—	(11)
Growth	3.42	3.17	—	—	2.60	(11)	8.73	7.20	6.83	5.48	—	—	—	—	(11)
Insight	—	—	—	—	—	(12)	0.60	0.72	—	—	0.60	0.72	0.60	0.72	(12)
Opportunity	—	—	3.85	3.17	2.60	(11)	6.58	3.79	14.44	13.66	3.68	1.89	2.97	1.89	(11)
Small Company Growth	5.68	5.42	—	—	4.48	(13)	10.39	6.40	8.99	4.38	–3.46	–1.26	–3.54	–1.26	(13)
U.S. Real Estate	10.99	10.70	—	—	10.20	(14)	12.69	10.77	11.71	10.40	1.24	2.25	1.17	2.25	(14)
Fixed Income Portfolio:
Emerging Markets Debt	9.74	9.46	—	—	10.49	(15)	9.58	9.82	9.78	10.81	5.03	6.96	4.84	7.67	(15)

Performance data quoted assumes that all dividends and distributions, if any, were reinvested and represents past performance, which is no guarantee of future results. Returns do not reflect the deduction of any applicable sales charges for Class H shares. Such costs would lower performance. Current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/im or call 1-800-548-7786. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

* Returns for periods less than one year are not annualized.

Indices:

  (1)  MSCI EAFE (Europe, Australasia, Far East) Index

  (2)  MSCI All Country Asia Ex-Japan Index

  (3)  MSCI Emerging Markets Net Index

  (4)  MSCI All Country World Index

  (5)  MSCI World Index

  (6)  FTSE EPRA/NAREIT Developed Real Estate (Net) Index

  (7)  MSCI All Country World Index Ex-U.S. Index

  (8)  FTSE EPRA/NAREIT Developed ex-North America Real Estate Index

  (9)  MSCI EAFE Small Cap Total Return Index

  (10)  Dow Jones Brookfield Global Infrastructure IndexSM

  (11)  Russell 1000® Growth Index

  (12)  Russell 3000® Value Index

  (13)  Russell 2000® Growth Index

  (14)  FTSE NAREIT Equity REITs Index

  (15)  JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index

2011 Annual Report

December 31, 2011

Expense Examples (unaudited)

As a shareholder of a Portfolio, you may incur two types of costs: (1) transactional costs, including redemptions fees, and (2) ongoing costs, including management fees, shareholder servicing and distribution fees (in the case of Class P, Class H and Class L) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2011 Annual Report

December 31, 2011

Expense Examples (unaudited) (cont'd)

Portfolio	Beginning Account Value 7/1/11	Actual Ending Account Value 12/31/11	Hypothetical Ending Account Value	Actual Expenses Paid During Period*		Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Active International Allocation Portfolio Class I	$1,000.00	$815.80	$1,020.72	$4.07		$4.53	0.89%
Active International Allocation Portfolio Class P	1,000.00	814.70	1,019.46	5.21		5.80	1.14
Asian Equity Portfolio Class I	1,000.00	819.10	1,017.95	6.60		7.32	1.44
Asian Equity Portfolio Class P	1,000.00	818.00	1,016.69	7.74		8.59	1.69
Asian Equity Portfolio Class H	1,000.00	818.00	1,016.69	7.74		8.59	1.69
Asian Equity Portfolio Class L	1,000.00	815.50	1,014.17	10.02		11.12	2.19
Emerging Markets Portfolio Class I	1,000.00	823.40	1,017.69	6.85		7.58	1.49
Emerging Markets Portfolio Class P	1,000.00	822.40	1,016.43	7.99		8.84	1.74
Global Advantage Portfolio Class I	1,000.00	930.80	1,018.65	6.33		6.61	1.30
Global Advantage Portfolio Class P	1,000.00	930.10	1,017.39	7.54		7.88	1.55
Global Advantage Portfolio Class H	1,000.00	930.20	1,017.39	7.54		7.88	1.55
Global Advantage Portfolio Class L	1,000.00	927.90	1,014.87	9.96		10.41	2.05
Global Discovery Portfolio Class I	1,000.00	828.10	1,018.40	6.22		6.87	1.35
Global Discovery Portfolio Class P	1,000.00	827.20	1,017.14	7.37		8.13	1.60
Global Discovery Portfolio Class H	1,000.00	826.70	1,017.14	7.37		8.13	1.60
Global Discovery Portfolio Class L	1,000.00	824.90	1,014.62	9.66		10.66	2.10
Global Franchise Portfolio Class I	1,000.00	974.60	1,020.16	4.98		5.09	1.00
Global Franchise Portfolio Class P	1,000.00	972.60	1,018.90	6.22		6.36	1.25
Global Insight Portfolio Class I	1,000.00	1,007.00	1,000.30	0.11	+	0.11	1.35
Global Insight Portfolio Class H	1,000.00	1,007.00	1,000.28	0.13	+	0.13	1.60
Global Insight Portfolio Class L	1,000.00	1,007.00	1,000.24	0.17	+	0.17	2.10
Global Opportunity Portfolio Class I	1,000.00	869.20	1,018.95	5.84		6.31	1.24
Global Opportunity Portfolio Class P	1,000.00	868.00	1,017.69	7.02		7.58	1.49
Global Opportunity Portfolio Class H	1,000.00	868.40	1,017.69	7.02		7.58	1.49
Global Opportunity Portfolio Class L	1,000.00	868.10	1,017.44	7.25		7.83	1.54
Global Real Estate Portfolio Class I	1,000.00	857.40	1,019.81	5.01		5.45	1.07
Global Real Estate Portfolio Class P	1,000.00	855.90	1,018.55	6.17		6.72	1.32
Global Real Estate Portfolio Class H	1,000.00	856.80	1,018.55	6.18		6.72	1.32
Global Real Estate Portfolio Class L	1,000.00	854.10	1,016.03	8.51		9.25	1.82
International Advantage Portfolio Class I	1,000.00	915.40	1,018.90	6.03		6.36	1.25
International Advantage Portfolio Class P	1,000.00	913.80	1,017.64	7.24		7.63	1.50
International Advantage Portfolio Class H	1,000.00	913.90	1,017.64	7.24		7.63	1.50
International Advantage Portfolio Class L	1,000.00	911.50	1,015.12	9.64		10.16	2.00
International Equity Portfolio Class I	1,000.00	871.20	1,020.42	4.48		4.84	0.95
International Equity Portfolio Class P	1,000.00	870.00	1,019.16	5.66		6.11	1.20
International Opportunity Portfolio Class I	1,000.00	836.00	1,019.46	5.28		5.80	1.14
International Opportunity Portfolio Class P	1,000.00	835.00	1,018.20	6.43		7.07	1.39
International Opportunity Portfolio Class H	1,000.00	835.30	1,018.20	6.43		7.07	1.39
International Opportunity Portfolio Class L	1,000.00	832.90	1,015.68	8.73		9.60	1.89
International Real Estate Portfolio Class I	1,000.00	780.90	1,020.16	4.49		5.09	1.00
International Real Estate Portfolio Class P	1,000.00	779.30	1,018.90	5.61		6.36	1.25
International Small Cap Portfolio Class I	1,000.00	788.10	1,019.41	5.18		5.85	1.15
International Small Cap Portfolio Class P	1,000.00	786.40	1,018.15	6.30		7.12	1.40
Select Global Infrastructure Portfolio Class I	1,000.00	1,038.80	1,019.41	5.91		5.85	1.15
Select Global Infrastructure Portfolio Class P	1,000.00	1,037.20	1,018.15	7.19		7.12	1.40
Select Global Infrastructure Portfolio Class H	1,000.00	1,037.20	1,018.15	7.19		7.12	1.40
Select Global Infrastructure Portfolio Class L	1,000.00	1,034.90	1,015.63	9.75		9.65	1.90
Advantage Portfolio Class I	1,000.00	974.40	1,019.91	5.23		5.35	1.05
Advantage Portfolio Class P	1,000.00	973.60	1,018.65	6.47		6.61	1.30
Advantage Portfolio Class H	1,000.00	973.50	1,018.65	6.47		6.61	1.30
Advantage Portfolio Class L	1,000.00	974.10	1,019.71	5.42		5.55	1.09
Focus Growth Portfolio Class I	1,000.00	860.20	1,020.21	4.64		5.04	0.99
Focus Growth Portfolio Class P	1,000.00	859.20	1,018.95	5.81		6.31	1.24
Growth Portfolio Class I	1,000.00	886.50	1,021.53	3.47		3.72	0.73

2011 Annual Report

December 31, 2011

Expense Examples (unaudited) (cont'd)

Portfolio	Beginning Account Value 7/1/11	Actual Ending Account Value 12/31/11	Hypothetical Ending Account Value	Actual Expenses Paid During Period*		Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class P	$1,000.00	$885.50	$1,020.27	$4.66		$4.99	0.98%
Insight Portfolio Class I	1,000.00	1,006.00	1,000.32	0.09	+	0.09	1.05
Insight Portfolio Class H	1,000.00	1,006.00	1,000.30	0.11	+	0.11	1.30
Insight Portfolio Class L	1,000.00	1,006.00	1,000.26	0.15	+	0.15	1.80
Opportunity Portfolio Class I	1,000.00	926.70	1,020.77	4.27		4.48	0.88
Opportunity Portfolio Class P	1,000.00	925.20	1,019.51	5.48		5.75	1.13
Opportunity Portfolio Class H	1,000.00	924.90	1,019.51	5.48		5.75	1.13
Opportunity Portfolio Class L	1,000.00	923.10	1,016.99	7.90		8.29	1.63
Small Company Growth Portfolio Class I	1,000.00	889.40	1,019.91	5.00		5.35	1.05
Small Company Growth Portfolio Class P	1,000.00	888.40	1,018.65	6.19		6.61	1.30
Small Company Growth Portfolio Class H	1,000.00	965.40	1,004.87	1.68	++	1.71	1.30
Small Company Growth Portfolio Class L	1,000.00	964.60	1,004.21	2.33	++	2.37	1.80
U.S. Real Estate Portfolio Class I	1,000.00	964.40	1,020.06	5.05		5.19	1.02
U.S. Real Estate Portfolio Class P	1,000.00	962.50	1,018.80	6.28		6.46	1.27
U.S. Real Estate Portfolio Class H	1,000.00	1,012.40	1,004.93	1.65	++	1.65	1.25
U.S. Real Estate Portfolio Class L	1,000.00	1,011.70	1,004.27	2.31	++	2.31	1.75
Emerging Markets Debt Portfolio Class I	1,000.00	914.50	1,021.02	4.01		4.23	0.83
Emerging Markets Debt Portfolio Class P	1,000.00	913.20	1,019.76	5.21		5.50	1.08
Emerging Markets Debt Portfolio Class H	1,000.00	913.50	1,019.76	5.21		5.50	1.08
Emerging Markets Debt Portfolio Class L	1,000.00	911.50	1,017.24	7.61		8.03	1.58

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

+  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 3/365 (to reflect the actual days in the period).

++Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 48/365 (to reflect the actual days in the period).

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Active International Allocation Portfolio

The Active International Allocation Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -14.56%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the MSCI EAFE Index (the "Index"), which returned -12.14%.

Factors Affecting Performance

•  For 2011, international equities, as represented by the MSCI EAFE Index (the Index), lost 12%. On a regional basis, U.S. equities (+1%) led the developed markets, followed by the equity markets of Europe (-11%), Asia Ex-Japan (-13%), and Japan (-14%). Emerging markets (-18%) lagged developed markets. Within the Index, health care (+6%), consumer staples (+4%), energy (+1%) were the best-performing sectors, while utilities (-19%), financials (-22%), and materials (-23%) lagged the most. (The country and regional returns shown are based on their respective MSCI indexes and are quoted in U.S. dollars.) Versus the U.S. dollar, the Japanese yen was up 5%, the Swiss franc was flat, the British pound declined 1%, and the euro fell 3%.

•  The overweight to the materials and industrials sectors and underweights to Europe and the U.K. were the main detractors from relative performance. Conversely, the most significant contributors were the above-benchmark weight in energy and the underweight positions in Asia Ex-Japan, financials, and utilities.

Management Strategies

•  2011 was an agonizing year. After beginning the year with decent positive momentum, the global markets and economy battled the after-effects of Japan's tragic March earthquake and tsunami, a jarring increase in European bond yields and tightening of bank funding, the U.S. Treasury downgrade and political dysfunction over the debt ceiling, and a sharp fall in Chinese property transactions and in the purchasing managers index (PMI). Rolling Arab revolutions, Libya's civil war, and the growing anti-business-as-usual overtones of the global Occupy Wall Street movements further dampened confidence. Market volatility shot up sharply in August and remained elevated through year-end. Under a fragile world economy and an extremely heated and highly fractioned political backdrop, investors were whipsawed on the global equity market roller coaster, with violent movements to the upside and downside on the back of political indecision and rapid shifts in sentiment.

•  We believe that the Great Financial Crisis of 2008-2009 marked the end of both the debt super cycle and the extra-long, central bank-managed economic cycles. Many feared both in the summer of 2010 and the summer of 2011 that the U.S. and Europe were on the verge of double-dip recessions. While positive credit and labor market data in the fourth quarter suggests that the U.S. has skirted a recession, "peripheral" European and Chinese growth indicators have lagged. Developments in both regions present significant hurdles to global growth. Europe has just begun a recession that is likely to intensify in coming quarters, as banks de-leverage and sovereigns implement significant fiscal tightening (estimated at 2% of GDP growth). In China, declining residential real estate demand and falling property prices as a result of restrictive property sector regulations may have a serious impact on growth. If the recent weakness in the property demand and prices of major cities spreads to the smaller, but more numerous, lower tier cities, China could have difficulty managing a soft landing. As optimists, we highlight the U.S. economic resilience, the continued growth potential of China, and the tendency of policymakers to do the right thing when all else has failed. However, there is a non-trivial chance of an economic and financial unwinding, apocalyptic scenario.

•  We imagine that the apocalyptic scenario would entail the following events. In the months ahead, the Europeans still do not implement a plausible game plan to resolve their sovereign crisis, potentially resulting in Greece having a disorderly default, French debt being downgraded (Standard & Poor's did cut France's credit rating by one notch after the close of the reporting period), Italy and Spain being unable to rollover their maturing debt, and the euro as we know it

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

disappearing. The resulting disruption and bank freeze would severely deepen the recession already underway in Europe and would drag the U.S. and Chinese economies into sharp double-dip recessions. In a quasi-depressed and highly charged political environment, global capital would retreat within national borders, trade and corporate spending would dry up, and equity markets would once again test the lows of early 2009. While we do not put high odds on such a disorderly scenario (below 25%), other highly regarded investors, whose opinions we take into consideration, think the chances of such a scenario are more like 50-50.

•  As we begin 2012, U.S. equities are as cheap versus Treasuries as they have been since the 1930s. Global equity valuations appear to be relatively inexpensive for a stable economic environment, in our view, but not discounted enough to withstand disappointment in global growth or policy. As this letter went to print, the fourth quarter 2011 earnings season was underway. Investors are listening to corporate expectations for 2012 very carefully and subsequently readjusting market multiples.

•  On balance, we are wary, but not immediately bearish. The "gloom-and-doom" scenario we outlined above is well known and equity allocations in portfolios ranging from giant pension and sovereign wealth funds to hedge funds are relatively low. Progress in Europe, an easing of the tax/entitlement stalemate in the U.S., signs of a renewal in emerging markets, and improving data points suggest a moderate economic recovery could cause a major shift from current risk adverse sentiment.

•  The current cash position in the Portfolio is roughly 4%, which seems prudent to us as political and economic event risk in Europe remains heightened during the first quarter. While we do not neglect the potential for market rallies on the back of reasonable valuations and marginally better economic news, we do note that under the current environment of high levels of debt, skittish investors, limited policy options, as well as a very political year ahead, poor economic and financial market outcomes are quite possible.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	–14.56%	–3.66%	4.84%	5.36%
MSCI EAFE Index	–12.14	–4.72	4.67	4.82
Lipper International Large-Cap Core Funds Index	–13.56	–4.96	3.91	5.92
Portfolio — Class P Shares w/o sales charges(5)	–14.75	–3.90	4.57	4.35
MSCI EAFE Index	–12.14	–4.72	4.67	3.55
Lipper International Large-Cap Core Funds Index	–13.56	–4.96	3.91	4.65

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

(1)  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 22 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Large-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on January 17, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	61.5%
Investment Company	9.7
Pharmaceuticals	8.5
Metals & Mining	7.3
Oil, Gas & Consumable Fuels	7.1
Commercial Banks	5.9
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2011.

**  Industries representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $26,968,000 and net unrealized depreciation of approximately $144,000. Also does not include open foreign currency exchange contracts with net unrealized depreciation of approximately $265,000.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Active International Allocation Portfolio

	Shares	Value (000)
Common Stocks (88.6%)
Australia (3.9%)
AGL Energy Ltd.	4,864	$71
Alumina Ltd.	61,436	70
Amcor Ltd.	32,344	239
AMP Ltd.	20,428	85
ASX Ltd.	896	28
Australia & New Zealand Banking Group Ltd.	24,702	519
BHP Billiton Ltd. (a)	128,952	4,540
Boral Ltd. (a)	23,491	86
Brambles Ltd.	12,583	92
Caltex Australia Ltd.	3,825	46
Coca-Cola Amatil Ltd.	5,977	70
Cochlear Ltd. (a)	319	20
Commonwealth Bank of Australia (a)	3,975	200
Computershare Ltd.	2,767	23
CSL Ltd.	4,636	152
CSR Ltd. (a)	5,902	12
DuluxGroup Ltd. (a)	14,641	43
Echo Entertainment Group Ltd. (b)	4,938	18
Fortescue Metals Group Ltd.	52,090	227
GPT Group REIT (Stapled Securities) (c)	4,988	16
Incitec Pivot Ltd.	65,003	207
Insurance Australia Group Ltd.	16,506	50
James Hardie Industries SE CDI	16,816	117
Leighton Holdings Ltd. (a)	1,886	37
Macquarie Group Ltd. (a)	2,367	58
Mirvac Group REIT (Stapled Securities) (a)(c)(d)	8,147	10
National Australia Bank Ltd. (a)	5,099	122
Newcrest Mining Ltd.	61,509	1,862
OneSteel Ltd.	32,592	23
Orica Ltd.	14,276	354
Origin Energy Ltd.	10,576	144
OZ Minerals Ltd.	11,364	116
Perpetual Ltd. (a)	315	7
Qantas Airways Ltd. (b)	5,339	8
QBE Insurance Group Ltd.	7,459	99
Rio Tinto Ltd. (a)	10,857	670
Santos Ltd.	6,289	79
Sims Metal Management Ltd. (a)	6,190	80
Sonic Healthcare Ltd.	2,599	30
Stockland REIT (Stapled Securities) (c)(d)	8,391	27
Suncorp Group Ltd. (a)	8,001	69
TABCORP Holdings Ltd.	4,933	14
Telstra Corp, Ltd.	34,266	117
Toll Holdings Ltd. (a)	5,604	24
Transurban Group (Stapled Securities) (c)	10,994	63
Treasury Wine Estates Ltd.	6,561	25
Wesfarmers Ltd.	8,383	253
Westfield Group REIT (Stapled Securities) (c)(d)	10,520	84
Westfield Retail Trust REIT	10,501	27
Westpac Banking Corp. (a)	7,742	158

	Shares	Value (000)
Woodside Petroleum Ltd.	6,199	$194
Woolworths Ltd.	11,881	305
WorleyParsons Ltd.	926	24
		12,014
Austria (0.5%)
Erste Group Bank AG	11,823	208
OMV AG	6,528	198
Raiffeisen Bank International AG (a)	3,341	87
Telekom Austria AG	32,532	390
Verbund AG (a)	4,525	122
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,934	116
Voestalpine AG	9,872	278
		1,399
Belgium (0.9%)
Ageas	12,628	20
Anheuser-Busch InBev N.V.	26,825	1,642
Anheuser-Busch InBev N.V. VVPR (b)	17,784	—	@
Belgacom SA	6,959	218
Delhaize Group SA	164	9
Groupe Bruxelles Lambert SA	3,704	247
Mobistar SA	96	5
Solvay SA, Class A	2,263	186
UCB SA	4,789	202
Umicore SA	4,728	195
		2,724
Brazil (0.1%)
All America Latina Logistica SA (Units) (d)	10,200	51
Banco do Brasil SA	8,100	103
BRF - Brasil Foods SA	14,848	290
Cia Energetica de Minas Gerais (Preference)	1	—	@
		444
Canada (1.3%)
Agnico-Eagle Mines Ltd. (a)	4,900	178
Barrick Gold Corp.	28,100	1,273
Centerra Gold, Inc.	5,000	88
Eldorado Gold Corp.	15,700	216
Franco-Nevada Corp.	3,800	145
Goldcorp, Inc.	22,400	994
IAMGOLD Corp.	10,600	169
Kinross Gold Corp.	32,000	365
New Gold, Inc. (b)	12,700	128
Osisko Mining Corp. (b)	9,900	96
Yamana Gold, Inc. (a)	21,700	320
		3,972
China (0.0%)
China Merchants Holdings International Co., Ltd. (e)	29	—	@
Skyworth Digital Holdings Ltd. (a)(e)	114	—	@
		—	@

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Denmark (1.2%)
AP Moller - Maersk A/S Series B	80	$528
DSV A/S	13,027	234
Novo Nordisk A/S Series B	21,308	2,449
Novozymes A/S Series B	13,415	414
TDC A/S	1,320	11
Vestas Wind Systems A/S (b)	9,396	101
		3,737
Finland (0.8%)
Elisa Oyj (a)	268	6
Fortum Oyj	18,201	388
Kesko Oyj, Class B	10,179	342
Kone Oyj, Class B	5,707	296
Metso Oyj	6,139	228
Neste Oil Oyj	3,925	40
Nokia Oyj	72,648	355
Sampo Oyj, Class A	10,536	261
Stora Enso Oyj, Class R	27,433	164
UPM-Kymmene Oyj	23,485	259
Wartsila Oyj	5,505	159
		2,498
France (4.3%)
Accor SA	3,759	95
Air Liquide SA	4,261	527
Alcatel-Lucent (a)(b)	10,323	16
Alstom SA	11,339	344
ArcelorMittal	13,431	246
AtoS	497	22
AXA SA	19,570	254
BNP Paribas SA	9,067	356
Bouygues SA (a)	10,509	331
Cap Gemini SA	3,035	95
Carrefour SA	19,578	446
Casino Guichard Perrachon SA	2,469	208
Cie de St-Gobain	4,086	157
Cie Generale d'Optique Essilor International SA	5,321	376
Cie Generale de Geophysique-Veritas (b)	10,908	256
Cie Generale des Etablissements Michelin Series B	995	59
CNP Assurances	3,726	46
Credit Agricole SA	5,762	33
Danone	13,703	861
Dassault Systemes SA	1,201	96
Edenred	3,759	93
EDF SA	109	3
Eurazeo	539	19
European Aeronautic Defence and Space Co. N.V.	2,580	81
Fonciere Des Regions REIT	487	31
France Telecom SA	29,891	469
GDF Suez	6,735	184
Gecina SA REIT	392	33
Hermes International (a)	307	92
ICADE REIT (a)	411	32

	Shares	Value (000)
Imerys SA	465	$21
Klepierre REIT	1,814	52
L'Oreal SA	1,106	116
Lafarge SA (a)	7,873	277
Lagardere SCA	3,184	84
Legrand SA	424	14
LVMH Moet Hennessy Louis Vuitton SA	1,187	168
Neopost SA (a)	251	17
Pernod-Ricard SA	671	62
Peugeot SA	1,160	18
PPR	907	130
Publicis Groupe SA	1,545	71
Renault SA	1,136	39
Safran SA	1,108	33
Sanofi	21,970	1,614
Schneider Electric SA	8,728	460
SCOR SE	2,725	64
Societe BIC SA	586	52
Societe Generale SA	5,183	115
Societe Television Francaise 1	3,828	37
Sodexo	1,806	130
STMicroelectronics N.V.	13,202	78
Suez Environnement Co.	817	9
Technip SA	4,733	445
Thales SA (a)	1,159	37
Total SA	45,255	2,314
Unibail-Rodamco SE REIT	1,726	310
Vallourec SA	1,220	79
Veolia Environnement SA	6,388	70
Vinci SA	7,207	315
Vivendi SA	16,686	365
		13,457
Germany (6.5%)
Adidas AG	1,929	125
Allianz SE (Registered)	9,957	952
Axel Springer AG (a)	200	9
BASF SE	25,309	1,765
Bayer AG (Registered)	26,024	1,664
Bayerische Motoren Werke AG	276	19
Beiersdorf AG	2,162	123
Celesio AG	3,968	63
Commerzbank AG (a)(b)	10,234	17
Continental AG (b)	731	46
Daimler AG (Registered)	18,430	809
Deutsche Bank AG (Registered)	16,744	638
Deutsche Boerse AG (b)	1,776	93
Deutsche Lufthansa AG (Registered)	9,297	111
Deutsche Post AG (Registered)	31,565	485
Deutsche Telekom AG (Registered)	110,382	1,266
E.ON AG	74,947	1,617
Fresenius Medical Care AG & Co. KGaA	9,132	621
GEA Group AG	4,471	126

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Germany (cont'd)
Hannover Rueckversicherung AG	194	$10
Henkel AG & Co. KGaA (Preference)	3,203	185
Hochtief AG	2,409	139
K&S AG (Registered)	2,249	102
Lanxess AG	1,805	93
Linde AG	3,164	471
MAN SE	236	21
Merck KGaA	1,765	176
Metro AG	12,088	441
Muenchener Rueckversicherungs AG (Registered)	4,325	531
Porsche Automobil Holding SE (Preference)	2,748	147
ProSiebenSat.1 Media AG	355	6
Puma SE (a)	90	26
RWE AG	11,421	401
RWE AG (Preference)	877	29
SAP AG	40,422	2,137
Siemens AG (Registered)	40,781	3,903
ThyssenKrupp AG	7,875	181
Volkswagen AG	2,553	342
Volkswagen AG (Preference)	2,295	344
		20,234
Hong Kong (0.0%)
Henderson Land Development Co., Ltd. (a)	164	1
Hong Kong Exchanges and Clearing Ltd. (a)	187	3
		4
Indonesia (0.3%)
Adaro Energy Tbk PT	98,000	19
Astra International Tbk PT	18,500	151
Bank Central Asia Tbk PT	112,500	99
Bank Danamon Indonesia Tbk PT	28,500	13
Bank Mandiri Tbk PT	86,000	64
Bank Negara Indonesia Persero Tbk PT	73,500	31
Bank Rakyat Indonesia Persero Tbk PT	103,500	77
Bumi Resources Tbk PT	170,000	41
Charoen Pokphand Indonesia Tbk PT	79,000	19
Golden Agri-Resources Ltd.	184,315	102
Gudang Garam Tbk PT	5,500	38
Indo Tambangraya Megah PT	4,100	18
Indocement Tunggal Prakarsa Tbk PT	13,500	25
Indofood Sukses Makmur Tbk PT	42,500	22
Kalbe Farma Tbk PT	48,500	18
Perusahaan Gas Negara PT	100,500	35
Semen Gresik Persero Tbk PT	33,500	42
Tambang Batubara Bukit Asam Tbk PT	8,000	15
Telekomunikasi Indonesia Tbk PT	90,500	70
Unilever Indonesia Tbk PT	13,000	27
United Tractors Tbk PT	15,984	46
		972
Ireland (0.0%)
CRH PLC	1,158	23
Italy (0.2%)
Enel SpA	15,011	61

	Shares	Value (000)
Eni SpA	6,448	$134
Exor SpA	3,550	71
Saipem SpA	9,857	419
		685
Japan (23.9%)
Advantest Corp.	8,290	79
Aeon Credit Service Co., Ltd. (a)	2,300	36
Aeon Mall Co., Ltd.	14,900	316
Aisin Seiki Co., Ltd.	10,300	294
Amada Co., Ltd.	9,000	57
Asahi Glass Co., Ltd. (a)	37,800	317
Asahi Group Holdings Ltd. (a)	17,200	378
Asahi Kasei Corp.	50,000	301
Astellas Pharma, Inc.	19,100	777
Bank of Kyoto Ltd. (The) (a)	7,000	60
Bank of Yokohama Ltd. (The)	46,000	218
Benesse Holdings, Inc.	2,400	116
Bridgestone Corp. (a)	56,700	1,285
Canon, Inc. (a)	35,100	1,555
Casio Computer Co., Ltd. (a)	14,600	89
Central Japan Railway Co.	55	464
Chiba Bank Ltd. (The) (a)	18,000	116
Chubu Electric Power Co., Inc.	10,300	192
Chugai Pharmaceutical Co., Ltd. (a)	9,500	157
Citizen Holdings Co., Ltd.	16,800	98
Credit Saison Co., Ltd.	3,100	62
Dai Nippon Printing Co., Ltd. (a)	16,600	160
Daicel Corp	8,000	49
Daiichi Sankyo Co., Ltd.	51,100	1,013
Daikin Industries Ltd.	13,300	364
Daito Trust Construction Co., Ltd.	4,200	360
Daiwa House Industry Co., Ltd.	26,600	317
Daiwa Securities Group, Inc.	61,000	190
Denki Kagaku Kogyo KK	21,000	78
Denso Corp.	47,850	1,322
East Japan Railway Co.	13,700	872
Eisai Co., Ltd. (a)	9,100	377
FamilyMart Co., Ltd.	7,096	287
Fanuc Corp.	10,100	1,546
Fast Retailing Co., Ltd.	6,400	1,164
Fuji Electric Co., Ltd. (a)	8,000	22
FUJIFILM Holdings Corp.	38,100	902
Fujitsu Ltd.	147,200	765
Fukuoka Financial Group, Inc.	26,000	109
Furukawa Electric Co., Ltd.	18,800	43
GS Yuasa Corp. (a)	28,000	151
Hirose Electric Co., Ltd. (a)	1,200	105
Hisamitsu Pharmaceutical Co., Inc. (a)	2,600	110
Hitachi Construction Machinery Co., Ltd. (a)	13,600	229
Hitachi Ltd.	142,000	745
Hokkaido Electric Power Co., Inc.	2,200	31
Hokuhoku Financial Group, Inc.	48,000	94

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Honda Motor Co., Ltd. (a)	76,104	$2,322
Hoya Corp.	17,500	377
Ibiden Co., Ltd.	11,500	227
IHI Corp. (a)	36,000	87
Inpex Corp.	95	599
ITOCHU Corp.	67,500	686
Itochu Techno-Solutions Corp. (a)	1,800	81
Japan Real Estate Investment Corp. REIT	26	203
Japan Retail Fund Investment Corp. REIT	81	120
Japan Tobacco, Inc.	171	804
JFE Holdings, Inc.	24,300	440
JGC Corp.	28,000	672
Joyo Bank Ltd. (The) (a)	35,000	155
JS Group Corp.	7,500	144
JSR Corp.	6,200	114
JX Holdings, Inc.	90,546	547
Kajima Corp. (a)	39,400	121
Kaneka Corp. (a)	10,000	53
Kansai Electric Power Co., Inc. (The)	14,700	226
Kawasaki Heavy Industries Ltd. (a)	34,000	85
Kawasaki Kisen Kaisha Ltd. (a)	143,000	258
Keikyu Corp. (a)	15,000	135
Keio Corp. (a)	9,000	63
Keyence Corp.	3,430	827
Kintetsu Corp. (a)	64,200	251
Kirin Holdings Co., Ltd. (a)	34,000	413
Kobe Steel Ltd.	80,000	124
Komatsu Ltd.	55,500	1,297
Konami Corp. (a)	4,800	144
Konica Minolta Holdings, Inc.	19,500	145
Kubota Corp. (a)	77,000	645
Kuraray Co., Ltd.	14,000	199
Kurita Water Industries Ltd. (a)	2,200	57
Kyocera Corp.	12,700	1,021
Kyushu Electric Power Co., Inc.	6,400	92
Mabuchi Motor Co., Ltd. (a)	5,100	212
Makita Corp.	4,000	129
Marubeni Corp.	63,000	384
Mitsubishi Chemical Holdings Corp. (a)	54,000	297
Mitsubishi Corp.	66,900	1,352
Mitsubishi Electric Corp.	115,800	1,110
Mitsubishi Estate Co., Ltd.	60,000	896
Mitsubishi Heavy Industries Ltd.	109,000	464
Mitsubishi Logistics Corp.	4,000	44
Mitsubishi Materials Corp.	77,000	209
Mitsubishi Tanabe Pharma Corp.	9,900	157
Mitsubishi UFJ Financial Group, Inc. (See Note G-2)	239,546	1,018
Mitsui & Co., Ltd.	54,500	848
Mitsui Chemicals, Inc. (a)	21,000	64
Mitsui Fudosan Co., Ltd.	42,400	618
Mitsui OSK Lines Ltd.	55,000	213
Mizuho Financial Group, Inc.	579,900	784
MS&AD Insurance Group Holdings	12,160	225
Murata Manufacturing Co., Ltd. (a)	8,500	437

	Shares	Value (000)
Nabtesco Corp. (a)	7,500	$137
NEC Corp. (b)	100,400	203
NGK Insulators Ltd.	22,600	268
NGK Spark Plug Co., Ltd.	8,000	99
Nidec Corp.	3,400	296
Nikon Corp.	11,600	258
Nintendo Co., Ltd.	5,200	716
Nippon Building Fund, Inc. REIT	29	237
Nippon Electric Glass Co., Ltd.	31,500	312
Nippon Express Co., Ltd.	33,800	132
Nippon Paper Group, Inc. (a)	3,700	81
Nippon Sheet Glass Co., Ltd.	16,000	30
Nippon Steel Corp. (a)	355,000	886
Nippon Telegraph & Telephone Corp.	10,600	542
Nippon Yusen KK (a)	43,000	110
Nishi-Nippon City Bank Ltd. (The)	18,000	52
Nissan Motor Co., Ltd. (a)	103,600	931
Nitto Denko Corp. (a)	8,300	297
NKSJ Holdings, Inc.	7,700	151
Nomura Holdings, Inc.	86,400	262
Nomura Research Institute Ltd.	5,900	133
NSK Ltd.	22,000	143
NTN Corp.	16,000	64
NTT Data Corp.	64	204
NTT DoCoMo, Inc.	144	265
Obayashi Corp.	26,000	116
OJI Paper Co., Ltd. (a)	102,400	525
Omron Corp. (a)	19,000	382
Ono Pharmaceutical Co., Ltd.	3,300	185
Oracle Corp. Japan	1,900	63
Oriental Land Co., Ltd. (a)	2,500	264
ORIX Corp. (a)	470	39
Osaka Gas Co., Ltd.	38,600	152
Otsuka Holdings Co. Ltd.	10,000	281
Panasonic Corp. (a)	118,800	1,009
Resona Holdings, Inc.	12,400	55
Rohm Co., Ltd.	6,000	280
Santen Pharmaceutical Co. Ltd.	3,200	132
SBI Holdings, Inc.	383	28
Secom Co., Ltd.	6,400	295
Seiko Epson Corp. (a)	19,400	258
Sekisui Chemical Co., Ltd.	18,000	148
Sekisui House Ltd.	38,600	343
Seven & I Holdings Co., Ltd.	21,500	599
Sharp Corp. (a)	31,200	273
Shimamura Co., Ltd.	900	92
Shimano, Inc. (a)	7,800	379
Shimizu Corp. (a)	27,600	116
Shin-Etsu Chemical Co., Ltd.	25,496	1,255
Shinsei Bank Ltd.	43,000	45
Shionogi & Co., Ltd.	12,300	158
Shiseido Co., Ltd. (a)	15,600	287
Shizuoka Bank Ltd. (The) (a)	16,000	169
Showa Denko KK (a)	31,000	63

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Showa Shell Sekiyu KK (a)	7,500	$51
SMC Corp.	3,800	613
Softbank Corp.	51,800	1,526
Sony Corp.	40,497	727
Stanley Electric Co., Ltd.	17,900	263
Sumitomo Chemical Co., Ltd. (a)	55,600	203
Sumitomo Corp.	32,700	443
Sumitomo Electric Industries Ltd.	20,500	223
Sumitomo Heavy Industries Ltd.	16,000	93
Sumitomo Metal Industries Ltd.	284,000	517
Sumitomo Metal Mining Co., Ltd.	62,800	807
Sumitomo Mitsui Financial Group, Inc.	27,100	755
Sumitomo Mitsui Trust Holdings, Inc.	148,544	436
Sumitomo Realty & Development Co., Ltd.	18,000	315
Suzuki Motor Corp.	17,500	362
Sysmex Corp.	7,400	241
T&D Holdings, Inc.	14,100	131
Taisei Corp.	39,000	99
Takeda Pharmaceutical Co., Ltd.	40,300	1,770
TDK Corp.	5,200	230
Teijin Ltd.	36,400	112
Terumo Corp.	13,200	622
THK Co., Ltd. (a)	1,600	32
Tobu Railway Co., Ltd. (a)	33,400	171
Tohoku Electric Power Co., Inc. (a)	8,700	84
Tokio Marine Holdings, Inc.	32,252	714
Tokyo Electron Ltd.	13,400	682
Tokyo Gas Co., Ltd.	44,600	205
Tokyu Corp. (a)	40,400	199
Tokyu Land Corp.	31,000	117
TonenGeneral Sekiyu KK (a)	14,000	153
Toppan Printing Co., Ltd. (a)	16,600	122
Toray Industries, Inc. (a)	49,100	351
Toshiba Corp. (a)	170,000	696
Tosoh Corp.	23,000	62
TOTO Ltd.	15,600	120
Toyo Seikan Kaisha Ltd.	8,000	109
Toyota Boshoku Corp. (a)	9,700	101
Toyota Industries Corp.	3,250	88
Toyota Motor Corp.	52,800	1,760
Trend Micro, Inc. (a)	4,800	143
Unicharm Corp.	10,100	498
Ushio, Inc.	1,600	23
USS Co., Ltd.	1,250	113
West Japan Railway Co.	1,900	83
Yahoo! Japan Corp. (a)	763	246
Yakult Honsha Co., Ltd. (a)	9,199	290
Yamada Denki Co., Ltd. (a)	4,190	285
Yamaha Corp.	5,100	47
Yamaha Motor Co., Ltd.	1,800	23
Yamato Holdings Co., Ltd.	10,600	179
Yokogawa Electric Corp. (a)(b)	11,000	99
		74,701

	Shares	Value (000)
Korea, Republic of (1.2%)
Amorepacific Corp.	22	$20
Cheil Industries, Inc.	481	42
Daewoo Securities Co., Ltd.	1,230	11
Doosan Heavy Industries and Construction Co., Ltd.	646	37
E-Mart Co., Ltd.	159	38
GS Engineering & Construction Corp.	417	34
Hana Financial Group, Inc.	1,290	40
Hynix Semiconductor, Inc. (b)	3,060	59
Hyundai Engineering & Construction Co., Ltd. (b)	500	31
Hyundai Heavy Industries Co., Ltd.	284	64
Hyundai Mobis (b)	397	101
Hyundai Motor Co.	949	176
Hyundai Steel Co. (b)	507	42
Industrial Bank of Korea (b)	2,060	22
KB Financial Group, Inc.	2,410	76
Kia Motors Corp.	1,430	83
Korea Electric Power Corp. (b)	1,710	38
Korea Exchange Bank	3,450	22
Korean Air Lines Co., Ltd. (b)	248	9
KT Corp.	1,430	44
KT&G Corp.	749	53
LG Chem Ltd.	298	83
LG Corp.	1,151	62
LG Display Co., Ltd. (b)	1,520	32
LG Electronics, Inc.	675	44
LG Household & Health Care Ltd.	62	26
Lotte Shopping Co., Ltd.	87	26
NCSoft Corp.	104	28
NHN Corp.	282	52
OCI Co., Ltd. (b)	119	23
POSCO	400	132
S-Oil Corp.	490	43
Samsung C&T Corp.	985	59
Samsung Electro-Mechanics Co., Ltd.	391	27
Samsung Electronics Co., Ltd.	1,696	1,561
Samsung Electronics Co., Ltd. (Preference)	124	72
Samsung Engineering Co., Ltd.	238	42
Samsung Fire & Marine Insurance Co., Ltd.	256	47
Samsung Heavy Industries Co., Ltd.	1,520	37
Samsung SDI Co., Ltd.	244	29
Samsung Securities Co., Ltd.	482	21
Samsung Techwin Co., Ltd.	263	12
Shinhan Financial Group Co., Ltd.	2,670	93
Shinsegae Co., Ltd.	56	12
SK Innovation Co., Ltd.	427	53
SK Telecom Co., Ltd.	333	41
Woori Finance Holdings Co., Ltd. (b)	1,590	13
		3,712
Malta (0.0%)
BGP Holdings PLC (b)(f)	72,261	—

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Mexico (0.6%)
Alfa SAB de CV	3,900	$42
America Movil SAB de CV	511,400	578
Cemex SAB de CV (Units) (b)(d)	125,300	66
Fomento Economico Mexicano SAB de CV (Units) (d)	28,700	201
Fresnillo PLC	1,167	28
Grupo Bimbo SAB de CV	24,000	49
Grupo Elektra SA de CV	995	100
Grupo Financiero Banorte SAB de CV Series O	21,300	64
Grupo Financiero Inbursa SA	23,200	43
Grupo Mexico SAB de CV Series B	49,928	131
Grupo Modelo SAB de CV	8,900	56
Grupo Televisa SAB	34,100	144
Industrias Penoles SAB de CV	1,405	62
Kimberly-Clark de Mexico SAB de CV, Class A	8,000	43
Mexichem SAB de CV	11,100	35
Minera Frisco SAB de CV (b)	8,500	31
Wal-Mart de Mexico SAB de CV Series V	92,802	255
		1,928
Netherlands (3.5%)
Aegon N.V. (b)	56,151	225
Akzo Nobel N.V. (a)	15,704	759
ASML Holding N.V.	22,764	957
Corio N.V. REIT	2,333	102
Fugro N.V. CVA	2,618	152
Heineken N.V.	13,278	615
ING Groep N.V. CVA (b)	119,831	862
Koninklijke Ahold N.V.	1,806	24
Koninklijke Boskalis Westminster N.V.	166	6
Koninklijke DSM N.V.	6,104	283
Koninklijke KPN N.V.	111,174	1,330
Koninklijke Philips Electronics N.V.	46,957	990
Randstad Holding N.V.	275	8
Reed Elsevier N.V.	41,257	481
SBM Offshore N.V.	6,287	130
TNT Express N.V.	35,304	264
Unilever N.V. CVA	94,647	3,255
Wolters Kluwer N.V.	27,716	479
		10,922
Norway (1.4%)
Aker Solutions ASA	3,994	42
DnB NOR ASA	25,134	246
Gjensidige Forsikring ASA	798	9
Norsk Hydro ASA	39,166	182
Orkla ASA	31,161	233
Statoil ASA	37,537	963
Subsea 7 SA (a)(b)	6,763	126
Telenor ASA	93,562	1,535
Yara International ASA	26,152	1,049
		4,385

	Shares	Value (000)
Philippines (0.7%)
Aboitiz Equity Ventures, Inc.	231,000	$212
Aboitiz Power Corp.	198,700	136
Alliance Global Group, Inc.	438,900	104
Ayala Corp.	24,096	171
Ayala Land, Inc.	578,500	201
Bank of the Philippine Islands	195,500	247
Energy Development Corp.	840,000	121
Manila Electric Co.	31,000	175
Metropolitan Bank & Trust	115,200	179
Philippine Long Distance Telephone Co.	5,120	298
SM Investments Corp.	20,140	269
SM Prime Holdings, Inc.	581,000	177
		2,290
Poland (0.9%)
Asseco Poland SA	5,048	71
Bank Pekao SA	8,927	365
BRE Bank SA (b)	1,130	81
Getin Holding SA (b)	28,702	59
KGHM Polska Miedz SA	10,362	332
PGE SA	51,351	308
Polski Koncern Naftowy Orlen SA (b)	25,504	251
Polskie Gornictwo Naftowe i Gazownictwo SA	138,995	164
Powszechna Kasa Oszczednosci Bank Polski SA	50,802	473
Powszechny Zaklad Ubezpieczen SA	3,700	331
Synthos SA	1,374	2
Tauron Polska Energia SA	80,800	125
Telekomunikacja Polska SA	53,058	265
		2,827
Portugal (0.0%)
Cimpor Cimentos de Portugal SGPS SA	1,085	8
Russia (0.4%)
Gazprom OAO ADR	48,606	518
Lukoil OAO ADR	4,934	261
MMC Norilsk Nickel OJSC ADR	7,892	121
Mobile Telesystems OJSC ADR (a)	5,100	75
NovaTek OAO (Registered GDR)	585	73
Rosneft Oil Co. (Registered GDR)	16,411	108
Surgutneftegas OJSC ADR	8,300	66
Tatneft ADR	2,878	85
VTB Bank OJSC (Registered GDR)	15,972	58
		1,365
Singapore (1.9%)
Ascendas Real Estate Investment Trust REIT (a)	60,000	85
CapitaLand Ltd.	100,000	170
CapitaMall Trust REIT	85,514	112
City Developments Ltd.	22,741	156
ComfortDelGro Corp. Ltd.	64,538	70
DBS Group Holdings Ltd.	85,678	761
Fraser and Neave Ltd.	42,000	201
Genting Singapore PLC (a)(b)	284,000	331
Jardine Cycle & Carriage Ltd.	3,034	113

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Singapore (cont'd)
Keppel Corp., Ltd.	60,500	$434
Noble Group Ltd.	100,090	87
Olam International Ltd. (a)	15,000	25
Oversea-Chinese Banking Corp., Ltd.	157,758	952
SembCorp Industries Ltd.	44,183	138
SembCorp Marine Ltd. (a)	40,000	118
Singapore Airlines Ltd.	29,010	227
Singapore Exchange Ltd.	24,581	116
Singapore Press Holdings Ltd. (a)	34,083	97
Singapore Technologies Engineering Ltd.	52,000	108
Singapore Telecommunications Ltd.	309,115	736
United Overseas Bank Ltd.	72,448	853
Wilmar International Ltd. (a)	45,000	173
		6,063
South Africa (0.5%)
SABMiller PLC	44,312	1,560
Spain (0.2%)
Abertis Infraestructuras SA	1,245	20
Amadeus IT Holding SA, Class A	700	11
Distribuidora Internacional de Alimentacion SA (a)(b)	33,138	150
Iberdrola SA	9,459	59
Repsol YPF SA	1,968	61
Telefonica SA	17,154	297
		598
Sweden (2.5%)
Alfa Laval AB	8,833	167
Assa Abloy AB, Series B	8,838	222
Atlas Copco AB, Class A	20,848	448
Atlas Copco AB, Class B	11,467	218
Electrolux AB Series B	2,711	43
Getinge AB, Class B	11,829	300
Hennes & Mauritz AB, Class B	31,727	1,020
Holmen AB, Class B	1,793	52
Husqvarna AB, Class B	2,711	12
Investor AB, Class B	19,540	365
Lundin Petroleum AB (b)	5,580	137
Nordea Bank AB	71,635	554
Oriflame Cosmetics SA SDR (a)	9,373	296
Sandvik AB	33,130	407
Scania AB, Class B	1,295	19
Securitas AB, Class B	800	7
Skanska AB, Class B	19,316	320
SKF AB, Class B	10,403	220
SSAB AB, Class A	7,094	63
Svenska Cellulosa AB, Class B	20,989	311
Svenska Handelsbanken AB, Class A	15,836	416
Swedish Match AB	11,240	399
Tele2 AB, Class B	8,263	161
Telefonaktiebolaget LM Ericsson, Class B	55,403	567
TeliaSonera AB	83,532	568
Volvo AB, Class A	12,907	142
Volvo AB, Class B	34,479	377
		7,811

	Shares	Value (000)
Switzerland (8.6%)
ABB Ltd. (Registered) (b)	106,353	$2,002
Baloise-Holding AG (Registered)	1,454	100
Cie Financiere Richemont SA	6,054	306
Credit Suisse Group AG (Registered) (b)	19,066	448
GAM Holding AG (b)	11,678	127
Geberit AG (Registered) (b)	989	190
Givaudan SA (Registered) (b)	198	189
Holcim Ltd. (Registered) (b)	6,542	350
Julius Baer Group Ltd. (b)	5,987	234
Logitech International SA (Registered) (a)(b)	2,992	23
Lonza Group AG (Registered) (b)	1,199	71
Nestle SA (Registered)	152,403	8,762
Novartis AG (Registered)	81,315	4,649
Pargesa Holding SA	377	25
Roche Holding AG (Genusschein)	23,918	4,054
Schindler Holding AG	1,720	200
Straumann Holding AG (Registered)	484	83
Swatch Group AG (The)	359	134
Swatch Group AG (The) (Registered)	689	46
Swiss Life Holding AG (Registered) (b)	609	56
Swiss Re AG (b)	10,178	519
Swisscom AG (Registered)	1,038	393
Syngenta AG (Registered) (b)	6,458	1,891
Synthes, Inc. (Registered) (g)	3,733	626
Transocean Ltd.	1,443	56
UBS AG (Registered) (b)	63,558	756
Zurich Financial Services AG (b)	3,178	719
		27,009
Thailand (0.3%)
Bangkok Bank PCL	17,800	87
Bangkok Bank PCL (Foreign Registered)	32,100	167
Bank of Ayudhya PCL (Foreign)	71,500	50
Kasikornbank PCL	22,600	87
Kasikornbank PCL (Foreign)	44,100	174
Krung Thai Bank PCL	99,100	47
Siam Commercial Bank PCL (Foreign)	57,700	210
		822
United Kingdom (21.8%)
3i Group PLC	16,093	45
Admiral Group PLC	3,982	53
Aggreko PLC	35,863	1,123
AMEC PLC	12,459	176
Anglo American PLC	38,159	1,410
ARM Holdings PLC	85,867	789
AstraZeneca PLC	46,432	2,145
Aviva PLC	61,572	288
BAE Systems PLC	91,329	404
Balfour Beatty PLC	28,670	118
Barclays PLC	158,650	434
BG Group PLC	117,962	2,522
BHP Billiton PLC	31,582	921

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
BP PLC	425,737	$3,045
British American Tobacco PLC	65,519	3,109
British Land Co., PLC REIT	30,701	220
British Sky Broadcasting Group PLC	80,070	911
BT Group PLC	393,519	1,167
Bunzl PLC	11,071	152
Burberry Group PLC	4,860	89
Capita Group PLC (The)	6,717	66
Capital Shopping Centres Group PLC REIT	17,037	83
Carnival PLC	8,133	268
Centrica PLC	100,817	453
Charter International PLC (a)	20,687	304
Cobham PLC	31,176	89
Compass Group PLC	83,308	790
Diageo PLC	91,133	1,991
Experian PLC	26,369	358
Firstgroup PLC	22,411	118
G4S PLC	14,295	60
GlaxoSmithKline PLC	175,121	4,002
Hammerson PLC REIT	25,762	144
Home Retail Group PLC	25,617	33
HSBC Holdings PLC	447,113	3,410
ICAP PLC	1,056	6
Imperial Tobacco Group PLC	26,399	998
Intercontinental Hotels Group PLC	13,994	251
International Power PLC	13,555	71
Invensys PLC	18,025	59
Investec PLC	5,696	30
J Sainsbury PLC	44,001	207
Johnson Matthey PLC	5,343	152
Kingfisher PLC	35,198	137
Land Securities Group PLC REIT	28,746	284
Legal & General Group PLC	162,231	259
Lloyds Banking Group PLC (b)	234,312	94
Man Group PLC	61,874	121
Marks & Spencer Group PLC	48,963	236
National Grid PLC	104,557	1,015
Next PLC	7,151	304
Old Mutual PLC	139,096	293
Pearson PLC	36,307	682
Petrofac Ltd.	10,323	231
Prudential PLC	52,385	519
Randgold Resources Ltd.	9,535	975
Reckitt Benckiser Group PLC	22,412	1,107
Reed Elsevier PLC	51,569	416
Resolution Ltd.	2,240	9
Rexam PLC	18,628	102
Rio Tinto PLC	42,279	2,052
Rolls-Royce Holdings PLC (b)	46,906	544
Royal Bank of Scotland Group PLC (b)	404,465	127
Royal Dutch Shell PLC, Class A	136,182	5,014
Royal Dutch Shell PLC, Class B	96,049	3,660

	Shares	Value (000)
RSA Insurance Group PLC	88,836	$145
Sage Group PLC (The)	60,492	276
Schroders PLC	2,457	50
Segro PLC REIT	25,562	83
Serco Group PLC	5,810	43
Severn Trent PLC	15,300	355
Smith & Nephew PLC	102,037	991
Smiths Group PLC	10,326	147
SSE PLC	46,176	926
Standard Chartered PLC	64,310	1,407
Standard Life PLC	44,995	144
Tesco PLC	260,101	1,630
Unilever PLC	36,785	1,236
United Utilities Group PLC	6,703	63
Vodafone Group PLC	2,444,465	6,791
Whitbread PLC	8,223	200
Wolseley PLC	1,711	57
WPP PLC	159,268	1,671
Xstrata PLC	40,712	618
		68,078
United States (0.2%)
Lend Lease Group REIT (Stapled Securities) (c)(d)	5,983	44
Tenaris SA (a)	27,737	512
		556
Total Common Stocks (Cost $309,062)		276,798
Short-Term Investments (18.8%)
Securities held as Collateral on Loaned Securities (9.3%)
Investment Company (6.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	21,266,995	21,267
	Face Amount (000)
Repurchase Agreements (2.5%)
Barclays Capital, Inc., (0.02%, dated 12/30/11, due 1/3/12; proceeds $913; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 4.50% due 5/15/38; valued at $932)	$913	913
Merrill Lynch & Co., Inc., (0.07%, dated 12/30/11, due 1/3/12; proceeds $6,784; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 3.50% due 11/20/41; valued at $6,920)	6,784	6,784
		7,697
Total Securities held as Collateral on Loaned Securities (Cost $28,964)		28,964

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Investment Company (9.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $29,780)	29,780,274	$29,780
Total Short-Term Investments (Cost $58,744)		58,744
Total Investments (107.4%) (Cost $367,806) including $28,149 of Securities Loaned (h)		335,542
Liabilities in Excess of Other Assets (-7.4%)		(23,107)
Net Assets (100.0%)		$312,435

(a)  All or a portion of this security was on loan at December 31, 2011.

(b)  Non-income producing security.

(c)  Comprised of securities in separate entities that are traded as a single stapled security.

(d)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(e)  Security trades on the Hong Kong exchange.

(f)  At December 31, 2011, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(g)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(h)  Securities are available for collateral in connection with open foreign currency exchange and futures contracts.

@  Value is less than $500.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

GDR  Global Depositary Receipt.

REIT  Real Estate Investment Trust.

SDR  Swedish Depositary Receipt.

VVPR  Verminderde Voorheffing Précompte Réduit.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Credit Suisse London Branch (GFX)
	USD	1,689	$1,689	1/19/12	CHF	1,571	$1,674	$(15)
	USD	2,694	2,694	1/19/12	EUR	2,056	2,662	(32)
Deutsche Bank AG London
	EUR	2,637	3,413	1/19/12	USD	3,423	3,423	10
	GBP	1,231	1,911	1/19/12	USD	1,912	1,912	1
	USD	2,652	2,652	1/19/12	EUR	2,024	2,621	(31)
	USD	2,831	2,831	1/19/12	EUR	2,164	2,801	(30)
Goldman Sachs International
	USD	1,767	1,767	1/19/12	EUR	1,350	1,746	(21)
JPMorgan Chase Bank
	USD	5,509	5,509	1/19/12	EUR	4,206	5,445	(64)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Mellon Bank
	AUD	5,638	$5,756	1/19/12	USD	5,601	$5,601	$(155)
	USD	14,721	14,721	1/19/12	AUD	14,657	14,966	245
	USD	4,529	4,529	1/19/12	EUR	3,458	4,475	(54)
Royal Bank of Scotland
	JPY	737,774	9,587	1/19/12	USD	9,459	9,459	(128)
	USD	6,717	6,717	1/19/12	JPY	522,342	6,788	71
State Street Bank and Trust Co.
	USD	6,601	6,601	1/19/12	GBP	4,250	6,599	(2)
UBS AG
	CHF	1,450	1,544	1/19/12	USD	1,541	1,541	(3)
	CHF	725	772	1/19/12	USD	775	775	3
	GBP	6,932	10,765	1/19/12	USD	10,768	10,768	3
	USD	5,335	5,335	1/19/12	EUR	4,073	5,272	(63)
			$88,793				$88,528	$(265)

AUD  —  Australian Dollar

CHF  —  Swiss Franc

EUR  —  Euro

GBP  —  British Pound

JPY  —  Japanese Yen

USD  —  United States Dollar

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
ASX Spi 200 Index (Australia)	19	$1,958	Mar-12	$(86)
DAX Index (Germany)	7	1,338	Mar-12	2
FTSE 100 Index (United Kingdom)	78	6,697	Mar-12	149
Hang Seng China ENT Index (Hong Kong)	57	6,772	Jan-12	(62)
IBEX 35 Index (Spain)	27	2,966	Jan-12	29
TOPIX Index (Japan)	74	6,998	Mar-12	(166)
Short:
Euro STOXX 50 Index (Germany)	8	(239)	Mar-12	(10)
				$(144)

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Aerospace & Defense	$1,296	$—	$—		$1,296
Air Freight & Logistics	952	—	—		952
Airlines	355	—	—		355
Auto Components	3,658	—	—		3,658
Automobiles	7,526	—	—		7,526
Beverages	7,013	—	—		7,013
Biotechnology	152	—	—		152
Building Products	1,544	—	—		1,544
Capital Markets	3,032	—	—		3,032
Chemicals	12,363	—	—		12,363
Commercial Banks	18,179	—	—		18,179
Commercial Services & Supplies	2,047	—	—		2,047
Communications Equipment	938	—	—		938
Computers & Peripherals	1,945	—	—		1,945
Construction & Engineering	2,534	—	—		2,534
Construction Materials	1,015	—	—		1,015
Consumer Finance	98	—	—		98
Containers & Packaging	450	—	—		450
Distributors	113	—	—		113
Diversified Consumer Services	116	—	—		116
Diversified Financial Services	2,039	—	—	†	2,039
Diversified Telecommunication Services	9,950	—	—		9,950
Electric Utilities	4,447	—	—		4,447
Electrical Equipment	5,001	—	—		5,001
Electronic Equipment, Instruments & Components	5,850	—	—		5,850
Energy Equipment & Services	2,569	—	—		2,569
Food & Staples Retailing	5,219	—	—		5,219
Food Products	15,059	—	—		15,059
Gas Utilities	392	—	—		392
Health Care Equipment & Supplies	3,259	—	—		3,259
Health Care Providers & Services	714	—	—		714
Hotels, Restaurants & Leisure	2,361	—	—		2,361
Household Durables	2,688	—	—		2,688
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Household Products	$1,886	$—	$—		$1,886
Independent Power Producers & Energy Traders	328	—	—		328
Industrial Conglomerates	6,759	—	—		6,759
Information Technology Services	569	—	—		569
Insurance	7,494	—	—		7,494
Internet & Catalog Retail	33	—	—		33
Internet Software & Services	298	—	—		298
Leisure Equipment & Products	684	—	—		684
Life Sciences Tools & Services	71	—	—		71
Machinery	9,681	—	—		9,681
Marine	1,109	—	—		1,109
Media	5,088	—	—		5,088
Metals & Mining	22,348	—	—		22,348
Multi-Utilities	2,232	—	—		2,232
Multiline Retail	708	—	—		708
Office Electronics	1,717	—	—		1,717
Oil, Gas & Consumable Fuels	21,616	—	—		21,616
Paper & Forest Products	1,392	—	—		1,392
Personal Products	842	—	—		842
Pharmaceuticals	26,090	—	—		26,090
Professional Services	432	—	—		432
Real Estate Investment Trusts (REITs)	2,295	—	—		2,295
Real Estate Management & Development	3,688	—	—		3,688
Road & Rail	2,843	—	—		2,843
Semiconductors & Semiconductor Equipment	4,557	—	—		4,557
Software	3,674	—	—		3,674
Specialty Retail	2,911	—	—		2,911
Textiles, Apparel & Luxury Goods	986	—	—		986
Tobacco	5,401	—	—		5,401
Trading Companies & Distributors	4,068	—	—		4,068
Transportation Infrastructure	127	—	—		127
Water Utilities	418	—	—		418
Wireless Telecommunication Services	9,579	—	—		9,579
Total Common Stocks	276,798	—	—	†	276,798

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Short-Term Investments
Investment Company	$51,047	$—	$—		$51,047
Repurchase Agreements	—	7,697	—		7,697
Total Short-Term Investments	51,047	7,697	—		58,744
Foreign Currency Exchange Contracts	—	333	—		333
Futures Contracts	180	—	—		180
Total Assets	328,025	8,030	—	†	336,055
Liabilities:
Foreign Currency Exchange Contracts	—	(598)	—		(598)
Futures Contracts	(324)	—	—		(324)
Total Liabilities	(324)	(598)	—		(922)
Total	$327,701	$7,432	$—	†	$335,133

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$—	†
Purchases	—
Sales	—	‡
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$—

†  Includes one or more securities which are valued at zero.

‡  Includes one or more securities with proceeds from sales of zero.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Asian Equity Portfolio

The Asian Equity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of companies in the Asia-Pacific region, excluding Japan.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -16.88%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the MSCI All Country Asia Ex-Japan Index (the "Index"), which returned -17.31%.

Factors Affecting Performance

•  Markets within the Asia ex-Japan region posted mixed returns over the 12-month reporting period, with significant variation in performance. Markets in the emerging ASEAN (Association of Southeast Asian Nations) region (Indonesia, Malaysia, the Philippines, and Thailand) all outperformed the Index with Indonesia leading the region, rising 6% over the course of the year. Most markets, however, ended the year in the red. India's market saw a sharp correction in the fourth quarter of 2011 and ended the year down 37%. Other markets such as Taiwan, China, Singapore, and Hong Kong had each fallen between 16% and 21% over this period. The MSCI All Country Asia Ex-Japan Index underperformed developed markets (represented by the MSCI EAFE Index), which fell 12.1%, but outperformed global emerging markets (represented by MSCI Emerging Markets Index), which fell 18.4%.

•  During the first quarter, the earthquake and tsunami in Japan led to an initial knee-jerk sell-off across the region, but the discounts were readjusted quickly. The increased political uncertainty in the Middle East and North Africa also had a limited impact on regional markets as the contagion effect waned. In the second quarter of 2011, concerns over slowing global growth, high levels of inflation, the expiration of the U.S. Federal Reserve's second round of quantitative easing (QE2), continued debt problems in the euro zone, and Chinese local government debt continued to weigh on investor sentiment. Inflation was a threat given that demand stayed strong in Asian economies through the crisis and the slowdown in capacity expansion during the crisis has kept capacity utilization high.

•  In the latter part of third quarter, global markets experienced a sharp correction and increased volatility as concerns over G7 sovereign debt and banking sector crisis intensified compounding existing fears of a global economic slowdown. Although macro data in the U.S. was marginally better towards the end of the fourth quarter, it was not sufficient to reverse negative sentiment generated from news flow in October and November, when political concerns in Europe and the failure of the U.S. congressional "super committee" to agree on deficit cuts combined with concerns over slowing global growth, hurt investor confidence.

•  Inflation is no longer a threat in most Asian economies, in our view. We believe that in the absence of concern over unemployment, China's policy makers will remain extremely vigilant on inflation, which seems to have peaked in the fourth quarter of 2011. We expect inflation to move to the lower end of the 3% to 5% range which is higher than pre-crisis levels but still acceptable. On a more positive note, one of our biggest concerns is margin pressure. Recent data suggest that margin pressure has peaked in China with raw material prices no longer increasing. Additionally, valuation remains at an extreme in China. It is currently trading near 2008 crisis levels in price-to-book value and price-to-earnings ratio terms.

•  Overall, asset allocation contributed to relative performance, while stock selection was a detractor.

•  At the country level, the Portfolio's overweight exposure to Korea and the Philippines contributed to relative returns, as did our underweight to India and Taiwan. Cash in the Portfolio was also a contributor, as the Index fell 17.3% during the period.

•  At the stock level, active positions in Korea (overweight consumer discretionary and underweight information technology) and India (underweight financials and industrials) contributed to relative performance. On the other hand, stock selection in Hong Kong (overweight real estate and underweight utilities), China (overweight consumer staples and information technology, underweight energy and telecommunications) and Singapore (overweight consumer staples) hurt performance over this period.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Asian Equity Portfolio

Management Strategies

•  The Portfolio seeks long-term capital appreciation and integrates top-down country allocation and bottom-up stock selection. The Portfolio will invest primarily in equity securities of companies in the Asia-Pacific region, excluding Japan.

•  On a relative basis, we have an overweight exposure to specialty retail, internet software services, and insurers; underweight exposure to energy, commercial banks, and metals and mining. We have maintained our overweight exposure to Korea, the Philippines, and Indonesia, and kept our relative underweight exposure to Taiwan, Malaysia, Singapore, and India.

•  In terms of the long-term position of the Portfolio, we do not envisage any change to the long-term positioning with the exception of potentially moving China to an overweight position. We believe that our long-term investment themes focusing on Asian consumers, Asian global competitiveness, and alternative energy continue to be themes that could potentially outperform in the long run.

*  Minimum Investment

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon it will be negatively impacted by additional fees assessed to these classes.

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country Asia Ex-Japan Index(1) and the Lipper Pacific Region Ex-Japan Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	–16.88%	—	—	–15.19%
MSCI All Country Asia Ex-Japan Index	–17.31	—	—	–15.45
Lipper Pacific Region Ex-Japan Funds Index	–15.66	—	—	–13.73
Portfolio — Class H Shares w/o sales charges(4)	–17.08	—	—	–15.38
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	–21.03	—	—	–19.38
MSCI All Country Asia Ex-Japan Index	–17.31	—	—	–15.45
Lipper Pacific Region Ex-Japan Funds Index	–15.66	—	—	–13.73
Portfolio — Class L Shares w/o sales charges(4)	–17.57	—	—	–15.88
MSCI All Country Asia Ex-Japan Index	–17.31	—	—	–15.45
Lipper Pacific Region Ex-Japan Funds Index	–15.66	—	—	–13.73
Portfolio — Class P Shares w/o sales charges(4)	–17.08	—	—	–15.38
MSCI All Country Asia Ex-Japan Index	–17.31	—	—	–15.45
Lipper Pacific Region Ex-Japan Funds Index	–15.66	—	—	–13.73

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country Asia Ex-Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Pacific Region Ex-Japan Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Pacific Region Ex-Japan Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Asian Equity Portfolio

this Index. As of the date of this report, the Portfolio was in the Lipper Pacific Region Ex-Japan Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	34.0%
Short-Term Investments	11.5
Commercial Banks	9.2
Semiconductors & Semiconductor Equipment	7.8
Insurance	7.2
Real Estate Management & Development	6.5
Specialty Retail	6.2
Automobiles	6.1
Food Products	6.0
Internet Software & Services	5.5
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Asian Equity Portfolio

	Shares	Value (000)
Common Stocks (92.7%)
China (28.3%)
AIA Group Ltd. (a)	5,400	$17
Baidu, Inc. ADR (b)	100	12
Belle International Holdings Ltd. (a)	31,000	54
China Construction Bank Corp. H Shares (a)	47,000	33
China Life Insurance Co., Ltd. H Shares (a)	6,000	15
China Mengniu Dairy Co., Ltd. (a)	11,000	26
China Pacific Insurance Group Co., Ltd. H Shares (a)	11,800	33
China Resources Enterprise Ltd. (a)	2,000	7
China Telecom Corp., Ltd. H Shares (a)	14,000	8
Chow Tai Fook Jewellery Group Ltd. (a)(b)(c)	23,000	41
GCL Poly Energy Holdings Ltd. (a)	24,000	7
Hengan International Group Co., Ltd. (a)	500	5
Ping An Insurance Group Co. H Shares (a)	4,000	26
Shanghai Pharmaceuticals Holding Co., Ltd. H Shares (a)(b)	4,000	6
Tencent Holdings Ltd. (a)	3,600	72
Trinity Ltd. (a)	26,000	19
Want Want China Holdings Ltd. (a)	30,000	30
		411
Hong Kong (4.6%)
BOC Hong Kong Holdings Ltd.	5,000	12
Cathay Pacific Airways Ltd.	4,000	7
Kerry Properties Ltd.	5,500	18
Samsonite International SA (b)	3,900	6
Wharf Holdings Ltd.	5,400	25
		68
India (5.4%)
HDFC Bank Ltd. ADR	1,000	26
ITC Ltd. GDR	7,383	28
Mahindra & Mahindra Ltd. GDR	1,890	25
		79
Indonesia (6.5%)
Delta Dunia Makmur Tbk PT (b)	54,000	4
Kalbe Farma Tbk PT	126,000	47
Lippo Karawaci Tbk PT	588,000	43
		94
Korea, Republic of (25.7%)
GS Retail Co., Ltd.	130	3
Hynix Semiconductor, Inc. (b)	550	10
Hyundai Engineering & Construction Co., Ltd. (b)	320	20
Hyundai Heavy Industries Co., Ltd.	73	16
Hyundai Mobis (b)	7	2
Hyundai Motor Co.	366	68
KB Financial Group, Inc.	708	22
Korea Aerospace Industries Ltd.	110	4
Korea Kumho Petrochemical (b)	55	8
Korean Air Lines Co., Ltd. (b)	105	4
LG Chem Ltd.	97	27
Mando Corp.	21	4

	Shares	Value (000)
NCSoft Corp.	33	$9
Nexon Co., Ltd. (b)	900	13
Samsung Electronics Co., Ltd.	104	96
Samsung Fire & Marine Insurance Co., Ltd.	101	19
Shinhan Financial Group Co., Ltd.	909	31
Woongjin Coway Co., Ltd.	500	16
YG Entertainment, Inc. (b)	21	1
		373
Malaysia (4.9%)
Axiata Group Bhd	11,500	19
CIMB Group Holdings Bhd	6,700	16
IJM Corp. Bhd	4,300	8
Sime Darby Bhd	2,800	8
Top Glove Corp. Bhd	4,800	7
UEM Land Holdings Bhd (b)	17,700	13
		71
Philippines (3.8%)
Cebu Air, Inc.	7,240	11
Puregold Price Club, Inc. (b)	14,400	6
SM Investments Corp.	2,920	39
		56
Singapore (1.6%)
Olam International Ltd.	14,636	24
Taiwan (9.6%)
Asustek Computer, Inc.	4,880	35
Catcher Technology Co., Ltd.	1,000	5
Foxconn Technology Co. Ltd.	1,000	3
Hon Hai Precision Industry Co., Ltd.	11,000	30
Lung Yen Life Service Corp.	2,000	6
MStar Semiconductor, Inc.	1,000	5
Uni-President Enterprises Corp.	24,380	36
Yuanta Financial Holding Co., Ltd. (b)	38,302	19
		139
Thailand (2.3%)
PTT PCL (Foreign)	3,300	33
Total Common Stocks (Cost $1,507)		1,348
Short-Term Investment (12.1%)
Investment Company (12.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $175)	175,281	175
Total Investments (104.8%) (Cost $1,682)		1,523
Liabilities in Excess of Other Assets (-4.8%)		(70)
Net Assets (100.0%)		$1,453

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Asian Equity Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$4	$—	$—	$4
Airlines	22	—	—	22
Auto Components	6	—	—	6
Automobiles	93	—	—	93
Capital Markets	19	—	—	19
Chemicals	35	—	—	35
Commercial Banks	140	—	—	140
Computers & Peripherals	43	—	—	43
Construction & Engineering	34	—	—	34
Distributors	3	—	—	3
Diversified Telecommunication Services	8	—	—	8
Electronic Equipment, Instruments & Components	30	—	—	30
Food & Staples Retailing	37	—	—	37
Food Products	92	—	—	92
Health Care Equipment & Supplies	7	—	—	7
Health Care Providers & Services	6	—	—	6
Household Durables	16	—	—	16
Industrial Conglomerates	47	—	—	47
Insurance	110	—	—	110
Internet Software & Services	84	—	—	84
Machinery	16	—	—	16
Media	1	—	—	1
Oil, Gas & Consumable Fuels	37	—	—	37
Personal Products	5	—	—	5
Pharmaceuticals	47	—	—	47
Real Estate Management & Development	99	—	—	99
Semiconductors & Semiconductor Equipment	118	—	—	118
Software	22	—	—	22
Specialty Retail	95	—	—	95
Textiles, Apparel & Luxury Goods	25	—	—	25
Tobacco	28	—	—	28
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Wireless Telecommunication Services	$19	$—	$—	$19
Total Common Stocks	1,348	—	—	1,348
Short-Term Investment —
Investment Company	175	—	—	175
Total Assets	$1,523	$—	$—	$1,523

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Emerging Markets Portfolio

The Emerging Markets Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -18.41%, net of fees, for Class I shares. The Portfolio's Class I shares performed in line with its benchmark, the MSCI Emerging Markets Net Index (the "Index"), which returned -18.42%.

Factors Affecting Performance

•  Emerging market equities (as measured by the Index) declined 18.4% in 2011 owing to a combination of factors, including downward revisions to growth in both the developed and emerging economies, as well as acknowledgement of the large structural problems in the developed economies. Emerging market equities' poor performance was also consistent with the historic pattern of equities underperforming during the third year of secular bear markets.

•  Emerging markets underperformed developed markets, as measured by the MSCI World Index, during the period. In Asia (-17.4%), Indonesia was the only largely positive performing market (6.0%) with Malaysia (+0.1%) and the Philippines (-0.9%) relatively flat. Indonesia and Philippines were some of our largest overweights this year. The worst-performing Asian market by far was India (-37.2%). Taiwan (-20.9%) and China (-18.4%) were also laggards, and both were underweights in the Portfolio. In Latin America (-19.4%), Colombia (-5.0%) was the relative best performer, followed by Mexico (-12.1%). Brazil (-21.9%) was the region's worst-performing market, and was an underweight position for us. In Emerging Europe, Middle East and Africa (EMEA) (-20.4%), the Czech Republic was the region's best performer by far, with a single-digit negative return (-6.0%), and it was one of our overweights for the year. Egypt (-46.9%) and Turkey (-14.4%), both of which were slight overweights during the year, were the worst-performing EMEA markets.

•  The Portfolio's relative gains were driven by stock selection in Brazil, Korea, and Turkey, and overweight allocations to the Philippines and Indonesia.

•  Positive contributions were primarily offset by stock selection in China, an overweight allocation to Egypt, and stock selection in and an allocation to Mexico, all of which detracted from relative returns.

Management Strategies

•  With accommodative fiscal and monetary policies reaching their limits in the developed world, we believe that economic cycles — in developed and emerging economies alike — are likely to gradually become shorter and remain volatile. In addition, the high prices of energy and other commodities have continued to negatively impact demand. Until commodities prices correct — or at least remain sideways — equity markets will have difficulty recovering in a sustained manner.

•  In addition, China's unique role as a driver of commodities prices remains vulnerable. The country has reached a mature level in its development and the rest of the world — both emerging and developed — is not capable of compensating for China's astounding share of commodities demand.

•  In December, as throughout most of 2011, we remained focused on seeking sources of stable, somewhat defensive growth in the Portfolio. Emerging markets have not decoupled from the U.S. and are increasingly integrated with it and other developed countries due to globalization, trade and capital flows. We have been overweight the countries and companies in those sectors we assessed to be relatively most stable and least cyclical, as well as those countries with fairly resilient domestic demand and whose current account balances should benefit from an eventually declining cost of their energy import bills. We were overweight Indonesia, the Philippines, the Czech Republic, Turkey and Thailand.

•  Among the criteria contributing to our overweight allocations is an assessment of which countries have undervalued currencies. The run-up in commodities over the last decade has led many emerging market currencies (primarily the heavy commodities exporters) to become less competitive. In recent months, there has been a notable change since the

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

global financial crisis began in 2008: dispersion between different emerging markets — that is, differentials among equity market performance — has begun to show signs of rising off its all-time lows. We continue to believe dispersion should gradually continue to rise as investors begin to distinguish the wide range of fundamentals among individual countries.

•  In addition to these country allocations, the Portfolio overall was overweight companies that we believe are capable of delivering relatively stable earnings despite domestic inflation and sluggish import demand in developed markets. We favored select stocks in the telecommunications sector and had an underweight to financial companies — we took both positions beginning in late 2010. We maintained our underweight to materials as additional disappointing macro data from China will likely put margin pressure on many materials producers globally. The Portfolio remains overweight consumer-related companies that, in our view, have quality management, strong balance sheets, and the ability to continue generating significant free cash flow.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	–18.41%	0.23%	12.98%	8.70%
MSCI Emerging Markets Net Index	–18.42	2.40	13.86	8.46
Lipper Emerging Markets Funds Index	–18.37	1.04	13.26	N/A
Portfolio — Class P Shares w/o sales charges(5)	–18.63	–0.02	12.69	7.48
MSCI Emerging Markets Net Index	–18.42	2.40	13.86	6.79
Lipper Emerging Markets Funds Index	–18.37	1.04	13.26	6.29

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

(1)  The Morgan Stanley Capital International (MSCI) Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 21 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on September 25, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	57.2%
Commercial Banks	12.9
Oil, Gas & Consumable Fuels	8.0
Beverages	5.8
Short-Term Investments	5.4
Food Products	5.4
Semiconductors & Semiconductor Equipment	5.3
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2011.

**  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (97.9%)
Argentina (0.2%)
Banco Macro SA ADR120,750		$2,355
Brazil (10.3%)
Banco do Brasil SA	195,600	2,485
BRF - Brasil Foods SA	899,652	17,566
Cia de Bebidas das Americas (Preference) ADR (a)	524,400	18,926
Cielo SA	285,300	7,372
Itau Unibanco Holding SA (Preference)	222,500	4,055
Itau Unibanco Holding SA (Preference) ADR (a)	775,974	14,402
MRV Engenharia e Participacoes SA	556,800	3,194
PDG Realty SA Empreendimentos e Participacoes	1,657,800	5,244
Petroleo Brasileiro SA (Preference)	780,972	8,998
Petroleo Brasileiro SA ADR	401,600	9,980
Petroleo Brasileiro SA Sponsored ADR (a)	112,924	2,653
Telefonica Brasil SA ADR (a)	339,300	9,273
Ultrapar Participacoes SA	410,400	7,043
Vale SA (Preference)	150,084	3,043
Vale SA (Preference) ADR (a)	495,675	10,211
Vale SA ADR (a)	162,400	3,483
		127,928
Chile (2.6%)
Banco Santander Chile ADR	83,400	6,313
Cencosud SA	1,157,802	6,664
Empresa Nacional de Electricidad SA	3,413,959	5,027
Empresa Nacional de Electricidad SA ADR	6,600	293
Enersis SA	383,166	135
Enersis SA ADR	404,800	7,137
SACI Falabella	898,925	6,991
		32,560
China (11.5%)
Baidu, Inc. ADR (a)(b)	69,300	8,071
Belle International Holdings Ltd. (c)	5,088,000	8,870
China Construction Bank Corp. H Shares (a)(c)	21,387,250	14,925
China Life Insurance Co., Ltd. H Shares (c)	1,897,000	4,690
China Mengniu Dairy Co., Ltd. (c)	2,956,000	6,912
China Minsheng Banking Corp., Ltd. H Shares (a)(c)	3,532,500	3,061
China Pacific Insurance Group Co., Ltd. H Shares (a)(c)	3,527,600	10,038
China Resources Enterprise Ltd. (c)	514,000	1,764
China Resources Power Holdings Co., Ltd. (c)	6,025,900	11,623
China Telecom Corp., Ltd. H Shares (c)	16,670,000	9,487
China ZhengTong Auto Services Holdings Ltd. (a)(b)(c)	4,147,000	4,069
Chow Tai Fook Jewellery Group Ltd. (b)(c)(d)	3,246,800	5,819
GCL Poly Energy Holdings Ltd. (a)(c)	14,199,000	3,967
Hengan International Group Co., Ltd. (a)(c)	984,500	9,209
Ping An Insurance Group Co. H Shares (c)	1,109,500	7,314
Shanghai Pharmaceuticals Holding Co., Ltd. H Shares (b)(c)	2,175,700	3,524

	Shares	Value (000)
Tencent Holdings Ltd. (a)(c)	754,000	$15,155
Want Want China Holdings Ltd. (a)(c)	7,383,000	7,367
Yanzhou Coal Mining Co., Ltd. H Shares (a)(c)	3,350,000	7,151
		143,016
Czech Republic (1.3%)
CEZ AS	291,200	11,585
Telefonica Czech Republic AS	260,500	5,052
		16,637
Egypt (1.1%)
Commercial International Bank Egypt SAE	1,732,351	5,371
Juhayna Food Industries (b)	4,060,197	2,626
Telecom Egypt Co.	2,471,552	5,414
		13,411
Hong Kong (0.6%)
Samsonite International SA (b)	4,844,100	7,597
Hungary (0.8%)
Richter Gedeon Nyrt	66,220	9,301
India (6.1%)
Asian Paints Ltd.	87,322	4,263
Dr. Reddy's Laboratories Ltd.	239,072	7,104
GAIL India Ltd.	436,670	3,155
Glenmark Pharmaceuticals Ltd.	948,960	5,245
HDFC Bank Ltd.	1,272,817	10,231
IndusInd Bank Ltd.	1,028,214	4,517
ITC Ltd.	2,334,109	8,848
Jindal Steel & Power Ltd.	434,610	3,708
Larsen & Toubro Ltd.	194,282	3,639
Mahindra & Mahindra Ltd.	435,493	5,591
Reliance Industries Ltd.	244,461	3,190
Tata Consultancy Services Ltd.	508,763	11,119
Tata Steel Ltd.	835,970	5,279
		75,889
Indonesia (5.9%)
Astra International Tbk PT	1,632,000	13,319
Bank Central Asia Tbk PT	11,410,000	10,067
Bank Mandiri Tbk PT	12,348,000	9,192
Indofood Sukses Makmur Tbk PT	12,733,500	6,460
Indosat Tbk PT	13,329,500	8,306
Kalbe Farma Tbk PT	12,479,000	4,679
Lippo Karawaci Tbk PT	136,938,000	9,967
Telekomunikasi Indonesia Tbk PT	15,075,500	11,721
		73,711
Korea, Republic of (16.7%)
Cheil Industries, Inc.	72,278	6,373
Cheil Worldwide, Inc.	192,495	3,179
Doosan Heavy Industries and Construction Co., Ltd.	88,600	5,034
Hyundai Engineering & Construction Co., Ltd. (b)	130,031	8,000
Hyundai Heavy Industries Co., Ltd.	21,423	4,825
Hyundai Mobis (b)	36,183	9,219
Hyundai Motor Co.	104,166	19,359
Hyundai Steel Co. (b)	79,791	6,678

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Korea, Republic of (cont'd)
KB Financial Group, Inc.	211,337	$6,708
Korea Aerospace Industries Ltd.	212,200	7,314
Korea Kumho Petrochemical (b)	31,254	4,582
Korean Air Lines Co., Ltd. (b)	152,009	5,776
LG Chem Ltd.	40,386	11,215
LG Household & Health Care Ltd.	8,228	3,482
Mando Corp.	35,189	6,323
NCSoft Corp.	24,488	6,557
Nexon Co., Ltd. (a)(b)	427,800	6,153
NHN Corp.	31,021	5,691
Samsung Electronics Co., Ltd.	42,236	38,870
Samsung Electronics Co., Ltd. (Preference)	14,554	8,456
Samsung Fire & Marine Insurance Co., Ltd.	37,204	6,835
Samsung Heavy Industries Co., Ltd.	124,710	3,051
Shinhan Financial Group Co., Ltd.	278,952	9,684
SK C&C Co., Ltd.	31,928	3,249
SK Innovation Co., Ltd.	32,520	4,037
SSCP Co., Ltd. (b)	254,760	976
Woongjin Coway Co., Ltd.	214,792	6,840
		208,466
Lebanon (0.7%)
Banque Audi sal-Audi Saradar Group GDR	728,865	4,519
BLOM Bank SAL GDR	588,210	4,300
		8,819
Malaysia (3.2%)
AirAsia Bhd	5,405,300	6,428
Axiata Group Bhd	10,727,600	17,394
CIMB Group Holdings Bhd	3,382,900	7,940
Sime Darby Bhd	2,645,200	7,677
		39,439
Mexico (3.5%)
America Movil SAB de CV, Class L ADR	445,588	10,070
Fomento Economico Mexicano SAB de CV (Units) ADR (e)	252,700	17,616
Grupo Televisa SAB ADR (a)	314,600	6,625
Mexichem SAB de CV	1,163,700	3,644
Wal-Mart de Mexico SAB de CV Series V	1,985,200	5,449
		43,404
Peru (1.6%)
Cia de Minas Buenaventura SA ADR	237,490	9,105
Credicorp Ltd.	95,815	10,489
		19,594
Philippines (4.3%)
Ayala Corp.	1,103,772	7,846
Metro Pacific Investments Corp.	135,962,000	11,378
Metropolitan Bank & Trust	8,065,121	12,558
Philippine Long Distance Telephone Co.	194,580	11,325
SM Investments Corp.	792,220	10,576
		53,683

	Shares	Value (000)
Poland (2.5%)
Central European Distribution Corp. (a)(b)	444,485	$1,944
Jeronimo Martins SGPS SA (b)	958,030	15,859
Telekomunikacja Polska SA	2,631,633	13,140
		30,943
Qatar (0.5%)
Industries Qatar QSC	185,600	6,779
Russia (3.6%)
Eurasia Drilling Co., Ltd. GDR	181,591	4,267
Lukoil OAO ADR	421,756	22,332
Protek (b)	1,573,558	884
Rosneft Oil Co. (Registered GDR)	1,776,275	11,723
Tatneft ADR	179,500	5,313
		44,519
South Africa (5.3%)
AVI Ltd.	1,795,870	8,837
Clicks Group Ltd.	1,532,103	8,774
Naspers Ltd., Class N (a)	411,517	18,005
Pick n Pay Stores Ltd. (a)	1,390,518	8,027
SABMiller PLC (a)	461,282	16,176
Sasol Ltd.	135,300	6,461
		66,280
Switzerland (0.5%)
Swatch Group AG (The)	15,933	5,962
Taiwan (6.1%)
Asustek Computer, Inc.	916,536	6,523
Catcher Technology Co., Ltd.	666,000	3,090
China Steel Corp.	99,921	95
Formosa Plastics Corp.	1,801,000	4,806
Foxconn Technology Co. Ltd.	8,000	26
Fubon Financial Holding Co., Ltd.	4,360,795	4,616
Hon Hai Precision Industry Co., Ltd.	4,472,911	12,246
HTC Corp.	307,954	5,055
Largan Precision Co., Ltd.	145,000	2,710
Lung Yen Life Service Corp.	882,000	2,590
MStar Semiconductor, Inc.	631,000	3,293
Taiwan Cement Corp.	3,953,000	4,569
Taiwan Semiconductor Manufacturing Co., Ltd.	5,632,205	14,099
Uni-President Enterprises Corp.	5,877,730	8,590
Yuanta Financial Holding Co., Ltd. (b)	6,278,000	3,203
		75,511
Thailand (3.8%)
Banpu PCL NVDR	451,000	7,805
Kasikornbank PCL (Foreign)	423,500	1,671
Kasikornbank PCL NVDR	2,409,900	9,319
Land and Houses PCL NVDR	45,619,000	8,892
PTT PCL (Foreign)	767,900	7,740
Siam Cement PCL NVDR	795,900	7,896
Thai Airways International PCL	6,977,600	4,423
		47,746

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Turkey (3.3%)
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,275,909	$15,361
Coca-Cola Icecek AS (Units) (e)	444,025	5,299
Turk Telekomunikasyon AS	1,933,589	7,168
Turkiye Garanti Bankasi AS (Units) (e)	4,137,963	12,892
		40,720
United States (1.9%)
Mead Johnson Nutrition Co.	167,670	11,524
Yum! Brands, Inc.	215,271	12,703
		24,227
Total Common Stocks (Cost $1,170,080)		1,218,497
Investment Company (0.6%)
India (0.6%)
Morgan Stanley Growth Fund (See Note G-2) (b) (Cost $1,667)	8,475,378	7,822
Short-Term Investments (13.0%)
Securities held as Collateral on Loaned Securities (7.4%)
Investment Company (5.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	67,559,646	67,560
	Face Amount (000)
Repurchase Agreements (2.0%)
Barclays Capital, Inc., (0.02%, dated 12/30/11, due 1/3/12; proceeds $2,901; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 4.50% due 5/15/38; valued at $2,959)	$2,901	2,901
Merrill Lynch & Co., Inc., (0.07%, dated 12/30/11, due 1/3/12; proceeds $21,552; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 3.50% due 11/20/41; valued at $21,983)	21,552	21,552
		24,453
Total Securities held as Collateral on Loaned Securities (Cost $92,013)		92,013
	Shares
Investment Company (5.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $70,052)	70,052,113	70,052
Total Short-Term Investments (Cost $162,065)		162,065
Total Investments (111.5%) (Cost $1,333,812) including $89,322 of Securities Loaned		1,388,384
Liabilities in Excess of Other Assets (-11.5%)		(143,006)
Net Assets (100.0%)		$1,245,378

(a)  All or a portion of this security was on loan at December 31, 2011.

(b)  Non-income producing security.

(c)  Security trades on the Hong Kong exchange.

(d)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(e)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$7,314	$—	$—	$7,314
Airlines	16,627	—	—	16,627
Auto Components	15,542	—	—	15,542
Automobiles	38,269	—	—	38,269
Beverages	75,322	—	—	75,322
Capital Markets	3,203	—	—	3,203
Chemicals	35,859	—	—	35,859
Commercial Banks	162,537	4,517	—	167,054
Communications Equipment	5,055	—	—	5,055
Computers & Peripherals	9,639	—	—	9,639
Construction & Engineering	19,263	—	—	19,263
Construction Materials	12,465	—	—	12,465
Diversified Financial Services	23,840	—	—	23,840
Diversified Telecommunication Services	61,255	—	—	61,255
Electric Utilities	18,857	—	—	18,857
Electronic Equipment, Instruments & Components	14,956	—	—	14,956
Energy Equipment & Services	4,267	—	—	4,267
Food & Staples Retailing	37,763	—	—	37,763
Food Products	69,882	—	—	69,882
Gas Utilities	3,155	—	—	3,155
Health Care Providers & Services	4,408	—	—	4,408

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Hotels, Restaurants & Leisure	$12,703	$—	$—	$12,703
Household Durables	15,278	—	—	15,278
Household Products	3,482	—	—	3,482
Independent Power Producers & Energy Traders	16,943	—	—	16,943
Industrial Conglomerates	25,032	—	—	25,032
Information Technology Services	21,740	—	—	21,740
Insurance	28,877	—	—	28,877
Internet Software & Services	28,917	—	—	28,917
Machinery	7,876	—	—	7,876
Media	27,809	—	—	27,809
Metals & Mining	41,602	—	—	41,602
Multiline Retail	15,765	—	—	15,765
Oil, Gas & Consumable Fuels	104,426	—	—	104,426
Personal Products	9,209	—	—	9,209
Pharmaceuticals	26,329	—	—	26,329
Real Estate Management & Development	18,859	—	—	18,859
Semiconductors & Semiconductor Equipment	68,685	—	—	68,685
Software	12,710	—	—	12,710
Specialty Retail	18,758	—	—	18,758
Textiles, Apparel & Luxury Goods	13,559	—	—	13,559
Tobacco	8,848	—	—	8,848
Wireless Telecommunication Services	47,095	—	—	47,095
Total Common Stocks	1,213,980	4,517	—	1,218,497
Investment Company	7,822	—	—	7,822
Short-Term Investments
Investment Company	137,612	—	—	137,612
Repurchase Agreements	—	24,453	—	24,453
Total Short-Term Investments	137,612	24,453	—	162,065
Total Assets	$1,359,414	$28,970	$—	$1,388,384

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, securities with a total value of approximately $884,000 transferred from Level 2 to Level 1. At December 31, 2010, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$—	†
Purchases	—
Sales	—	‡
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	12,045
Realized gains (losses)	(12,045)
Ending Balance	$—
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$—

†  Includes one or more securities which are valued at zero.

‡  Includes one or more securities with proceeds from sales of zero.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Global Advantage Portfolio

The Global Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 0.34%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the MSCI All Country World Index (the "Index"), which returned -7.35%.

Factors Affecting Performance

•  Global equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed, falling 7.35% for the year overall (as measured by the Index). Headwinds to the markets' progress included lackluster economic growth in the developed world, fears about a "hard landing" in China's economy, the worsening European debt crisis, political dysfunction in the U.S. and Europe, a tragic earthquake and tsunami in Japan, and social and political upheaval across the Middle East. Although corporate balance sheets and earnings in the U.S. and Europe remained strong throughout the year, waning investor confidence kept markets volatile. The U.S. market outperformed those of Europe, Japan, and Asia ex-Japan, and developed market equities bested emerging market equities. (The performance of regional markets and developed and emerging markets is measured by their respective MSCI indexes.)

•  The consumer staples sector contributed most to outperformance versus the Index, although it was mainly driven by the Portfolio's overweight exposure to the sector. Stock selection also benefited relative results, primarily because of strong performance from holdings within the food, beverage, and tobacco industry.

•  Stock selection in the industrials sector also aided returns. A position in a U.K. company that provides testing, inspection, and certification of goods was the top contributor.

•  The financials sector also benefited relative performance, primarily because of the Portfolio's underweight exposure to the sector overall and especially its lack of exposure to bank stocks. Stock selection helped as well, with good performance from holdings in the insurance industry.

•  The Portfolio's underweight exposure to health care, a sector which performed well during the period, and the negative performance of its sole holding in the sector, a supplier of scientific instruments and equipment used in diagnostics and analysis, were detractors from relative gains.

•  An underweight and stock selection in energy hurt performance as well, largely due to a position in an oil and gas exploration and production company that lagged.

•  Stock selection in the consumer discretionary sector was disadvantageous. A holding in a Hong Kong-based global consumer goods exporter was the largest detractor.

Management Strategies

•  We look for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. In seeking these companies, we use intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Global Advantage Portfolio

*  Minimum Investment

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon it will be negatively impacted by additional fees assessed to these classes.

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	0.34%	—	—	0.43%
MSCI All Country World Index	–7.35	—	—	–6.71
Lipper Global Large-Cap Growth Index	–6.68	—	—	–6.21
Portfolio — Class H Shares w/o sales charges(4)	0.08	—	—	0.18
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	–4.68	—	—	–4.55
MSCI All Country World Index	–7.35	—	—	–6.71
Lipper Global Large-Cap Growth Index	–6.68	—	—	–6.21
Portfolio — Class L Shares w/o sales charges(4)	–0.44	—	—	–0.34
MSCI All Country World Index	–7.35	—	—	–6.71
Lipper Global Large-Cap Growth Index	–6.68	—	—	–6.21
Portfolio — Class P Shares w/o sales charges(4)	0.07	—	—	0.17
MSCI All Country World Index	–7.35	—	—	–6.71
Lipper Global Large-Cap Growth Index	–6.68	—	—	–6.21

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Global Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	51.6%
Internet Software & Services	9.7
Beverages	8.4
Food Products	8.0
Commercial Services & Supplies	6.1
Hotels, Restaurants & Leisure	5.8
Computers & Peripherals	5.3
Professional Services	5.1
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Global Advantage Portfolio

	Shares	Value (000)
Common Stocks (95.0%)
Australia (1.8%)
QR National Ltd.	13,942	$49
Brazil (5.8%)
LLX Logistica SA (a)	18,753	34
Natura Cosmeticos SA	3,991	77
OGX Petroleo e Gas Participacoes SA (a)	6,138	45
		156
Canada (7.9%)
Brookfield Asset Management, Inc., Class A	3,568	98
Fairfax Financial Holdings Ltd.	177	76
Groupe Aeroplan, Inc.	3,230	38
		212
China (3.7%)
China Merchants Holdings International Co., Ltd. (b)	14,482	42
Tencent Holdings Ltd. (b)	2,800	56
		98
Denmark (0.5%)
Pandora A/S	1,518	14
France (8.4%)
Christian Dior SA	435	51
Edenred	4,987	123
Remy Cointreau SA	656	53
		227
Greece (1.4%)
Jumbo SA	7,500	37
Hong Kong (3.8%)
L'Occitane International SA	31,500	64
Sun Art Retail Group Ltd. (a)	30,500	38
		102
Singapore (2.8%)
Jardine Matheson Holdings Ltd.	1,621	76
Switzerland (8.7%)
Nestle SA ADR	2,012	116
Schindler Holding AG	1,019	119
		235
United Kingdom (8.1%)
Diageo PLC ADR	938	82
Intertek Group PLC	4,345	137
		219
United States (42.1%)
Amazon.com, Inc. (a)	504	87
Anheuser-Busch InBev N.V. ADR	1,458	89
Apple, Inc. (a)	348	141
Covanta Holding Corp.	2,775	38
eBay, Inc. (a)	2,968	90
Google, Inc., Class A (a)	174	112
Li & Fung Ltd. (b)	36,000	67
Mead Johnson Nutrition Co.	1,393	96
Motorola Solutions, Inc.	2,244	104
Philip Morris International, Inc.	1,195	94

	Shares	Value (000)
Starbucks Corp.	1,734	$80
Weight Watchers International, Inc.	1,155	63
Yum! Brands, Inc.	1,279	75
		1,136
Total Common Stocks (Cost $2,543)		2,561
Short-Term Investment (3.7%)
Investment Company (3.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $101)	100,818	101
Total Investments (98.7%) (Cost $2,644)		2,662
Other Assets in Excess of Liabilities (1.3%)		36
Net Assets (100.0%)		$2,698

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

ADR  American Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$224	$—	$—	$224
Commercial Services & Supplies	161	—	—	161
Communications Equipment	104	—	—	104
Computers & Peripherals	141	—	—	141
Distributors	67	—	—	67
Diversified Consumer Services	63	—	—	63
Food & Staples Retailing	38	—	—	38
Food Products	212	—	—	212
Hotels, Restaurants & Leisure	155	—	—	155
Industrial Conglomerates	76	—	—	76
Insurance	76	—	—	76
Internet & Catalog Retail	87	—	—	87
Internet Software & Services	258	—	—	258
Machinery	119	—	—	119
Media	38	—	—	38
Oil, Gas & Consumable Fuels	45	—	—	45
Personal Products	77	—	—	77
Professional Services	137	—	—	137
Real Estate Management & Development	98	—	—	98
Road & Rail	49	—	—	49
Specialty Retail	101	—	—	101

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Global Advantage Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Textiles, Apparel & Luxury Goods	$65	$—	$—	$65
Tobacco	94	—	—	94
Transportation Infrastructure	76	—	—	76
Total Common Stocks	2,561	—	—	2,561
Short-Term Investment — Investment Company	101	—	—	101
Total Assets	$2,662	$—	$—	$2,662

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Global Discovery Portfolio

The Global Discovery Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -7.72%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the MSCI All Country World Index (the "Index"), which returned -7.35%.

Factors Affecting Performance

•  Global equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed, falling 7.35% for the year overall (as measured by the Index). Headwinds to the markets' progress included lackluster economic growth in the developed world, fears about a "hard landing" in China's economy, the worsening European debt crisis, political dysfunction in the U.S. and Europe, a tragic earthquake and tsunami in Japan, and social and political upheaval across the Middle East. Although corporate balance sheets and earnings in the U.S. and Europe remained strong throughout the year, waning investor confidence kept markets volatile. The U.S. market outperformed those of Europe, Japan, and Asia ex-Japan, and developed market equities bested emerging market equities. (The performance of regional markets and developed and emerging markets is measured by their respective MSCI indexes.)

•  The primary detractor from relative performance during the period was stock selection in the consumer discretionary sector. Holdings in a Danish jewelry designer and a Greek toy and baby product retailer were the largest drags on performance.

•  The energy sector also dampened performance because of weak stock selection (largely due to the negative return of a position in a Brazilian oil and gas exploration and production company) and an underweight in the sector.

•  An underweight allocation to the telecommunication services sector, in which the Portfolio had no exposure during the period, was disadvantageous to relative performance.

•  Conversely, positive contributions came from stock selection and an overweight in the information technology sector. A position in a U.S. communications equipment maker was the most additive to returns.

•  Stock selection in health care also bolstered relative performance, due to the strong performance of the Portfolio's two holdings in the sector.

•  Stock selection in the industrials sector also aided returns. A position in a U.K. company that provides testing, inspection, and certification of goods was the top contributor.

Management Strategies

•  We look for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. In seeking these companies, we use intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Global Discovery Portfolio

*  Minimum Investment

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon it will be negatively impacted by additional fees assessed to these classes.

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	–7.72%	—	—	–7.93%
MSCI All Country World Index	–7.35	—	—	–6.71
Lipper Global Multi-Cap Growth Index	–11.85	—	—	–11.25
Portfolio — Class H Shares w/o sales charges(4)	–7.96	—	—	–8.17
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	–12.36	—	—	–12.51
MSCI All Country World Index	–7.35	—	—	–6.71
Lipper Global Multi-Cap Growth Index	–11.85	—	—	–11.25
Portfolio — Class L Shares w/o sales charges(4)	–8.41	—	—	–8.62
MSCI All Country World Index	–7.35	—	—	–6.71
Lipper Global Multi-Cap Growth Index	–11.85	—	—	–11.25
Portfolio — Class P Shares w/o sales charges(4)	–7.98	—	—	–8.19
MSCI All Country World Index	–7.35	—	—	–6.71
Lipper Global Multi-Cap Growth Index	–11.85	—	—	–11.25

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	39.7%
Communications Equipment	14.4
Food Products	11.6
Specialty Retail	10.0
Commercial Services & Supplies	7.0
Internet Software & Services	6.9
Diversified Financial Services	5.3
Textiles, Apparel & Luxury Goods	5.1
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Global Discovery Portfolio

	Shares	Value (000)
Common Stocks (94.6%)
Australia (5.0%)
DuluxGroup Ltd.	49,500	$146
Lynas Corp. Ltd. (a)	40,064	43
		189
Brazil (9.1%)
LLX Logistica SA (a)	36,299	66
Natura Cosmeticos SA	3,847	75
OGX Petroleo e Gas Participacoes SA (a)	17,140	125
Raia Drogasil SA	11,229	78
		344
Canada (2.0%)
Valeant Pharmaceuticals International, Inc. (a)	1,639	76
China (0.8%)
Country Style Cooking Restaurant Chain Co., Ltd. ADR (a)	4,387	32
Denmark (3.4%)
Pandora A/S	13,462	127
France (14.2%)
Christian Dior SA	558	66
Edenred	10,683	263
Eurazeo	3,647	130
Remy Cointreau SA	966	78
		537
Greece (6.2%)
Hellenic Exchanges SA Holding Clearing Settlement and Registry	17,844	67
Jumbo SA (a)	33,920	167
		234
Hong Kong (5.4%)
L'Occitane International SA	102,500	206
Marshall Islands (3.6%)
Diana Containerships, Inc.	25,293	136
Switzerland (8.1%)
Nestle SA (Registered)	5,345	307
United Kingdom (4.0%)
Intertek Group PLC	4,836	153
United States (32.8%)
Akamai Technologies, Inc. (a)	5,455	176
Dunkin' Brands Group, Inc. (a)	46	1
First Solar, Inc. (a)	2,186	74
Intuitive Surgical, Inc. (a)	178	82
Motorola Solutions, Inc.	11,675	541
OpenTable, Inc. (a)	2,057	81
PF Chang's China Bistro, Inc.	3,403	105
Sara Lee Corp.	6,787	128
Zynga, Inc., Class A (a)	5,626	53
		1,241
Total Common Stocks (Cost $3,840)		3,582

	Shares	Value (000)
Convertible Preferred Stocks (0.8%)
United States (0.8%)
Better Place, Inc. Series C (a)(b)(c) (Cost $29)	6,429	$29
Short-Term Investment (3.5%)
Investment Company (3.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $134)	134,177	134
Total Investments (98.9%) (Cost $4,003)		3,745
Other Assets in Excess of Liabilities (1.1%)		40
Net Assets (100.0%)		$3,785

(a)  Non-income producing security.

(b)  At December 31, 2011, the Portfolio held a fair valued security valued at approximately $29,000, representing 0.8% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2011.

ADR  American Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$78	$—	$—	$78
Chemicals	146	—	—	146
Commercial Services & Supplies	263	—	—	263
Communications Equipment	541	—	—	541
Diversified Financial Services	197	—	—	197
Food & Staples Retailing	78	—	—	78
Food Products	435	—	—	435
Health Care Equipment & Supplies	82	—	—	82
Hotels, Restaurants & Leisure	138	—	—	138
Internet Software & Services	257	—	—	257
Marine	136	—	—	136
Metals & Mining	43	—	—	43
Oil, Gas & Consumable Fuels	125	—	—	125
Personal Products	75	—	—	75
Pharmaceuticals	76	—	—	76
Professional Services	153	—	—	153
Semiconductors & Semiconductor Equipment	74	—	—	74
Software	53	—	—	53
Specialty Retail	373	—	—	373

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Global Discovery Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Textiles, Apparel & Luxury Goods	$193	$—	$—	$193
Transportation Infrastructure	66	—	—	66
Total Common Stocks	3,582	—	—	3,582
Convertible Preferred Stocks	—	—	29	29
Short-Term Investment — Investment Company	134	—	—	134
Total Assets	$3,716	$—	$29	$3,745

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Convertible Preferred Stocks (000)
Beginning Balance	$—
Purchases	29
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$29
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$—

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Global Franchise Portfolio

The Global Franchise Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world, that it believes have, among other things, resilient business franchises and growth potential.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 9.38%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the MSCI World Index (the "Index"), which returned -5.54%.

Factors Affecting Performance

•  Despite all the market volatility, 2011 ended with a whimper, with the Index essentially flat in December on low trading volumes. This resulted in a 7.6% return in the Index for the fourth quarter, and brought the return for the year to -5.5%.

•  For the most part, it was a classic "cyclicals versus defensives" (or more economically sensitive versus less economically sensitive) year, with nearly all cyclical sectors faring poorly over 2011: materials fell 20%, the punch-drunk financial sector was down 19%, industrials declined 8% and consumer discretionary fell 5%. In terms of defensive sectors, both health care (up 9.5%) and consumer staples (up 8.6%) solidly outperformed for the year as their fortunes are less sensitive to macro-economics, which deteriorated as the eurozone crisis escalated from bank balance sheets to European government balance sheets, to affect credit creation worldwide.

•  One rather surprising exception to the broad story of cyclical weakness was the oil price, partly due to continued political uncertainty in the Middle East, with the result that free cash flows and share prices have remained resilient in the energy sector.

•  The Portfolio posted strong absolute and relative performance over the full year.

•  Although underweight allocations to the health care, energy, and telecommunications sectors detracted from performance for the year, this was more than offset by strong stock selection in and the overweight allocation to consumer staples, and the underweight allocation to financials, one of the weakest performing sectors. The Portfolio's stock selection in information technology also added to performance for the year.

•  Derivatives did not materially impact Portfolio's performance.

Management Strategies

•  Even if there is no cataclysm in Europe this year, the world remains a dangerous place to invest. Much of the West is in the grip of massive balance sheet deleveraging; shedding assets, postponing spending decisions and hoarding cash in low-return investments. We know from the Japanese experience just how long a balance sheet recession can persist; the question for governments is how should or can they respond. Do they take the quasi-Keynesian approach adopted by the U.S. and U.K. and hope that foreigners remain holders or buyers of the rapidly expanding supply of government bonds? Or do they take the medicine the Austrian school (and a fragile bond market) demands and enforce fiscal discipline and austerity? The former risks sudden bond market or currency collapse, the latter ensures prolonged economic weakness.

•  Clients know us for our disciplined focus on seeking what we consider high-quality companies — companies with resilient sources of profit, that can generate high returns on their capital, with managements that invest for the long term — and to seek the shares of these companies that are trading below our assessment of fair value. These sorts of companies are in short supply, and just as the highest-quality corporate debt has rerated upwards, we remain convinced that equity markets will continue to put very high-quality companies on a pedestal.

•  We remain focused on the Global Franchise philosophy of investing. We look for what we believe are high-quality franchises, built on dominant and durable intangible assets, which possess pricing power and low capital intensity. This involves investing in well-run companies that capitalize on their intangible assets in an effort to compound shareholder wealth at a superior rate over the long-term. We follow a disciplined investment process based on fundamental analysis and bottom-up stock selection with sector, industry and stock weights driven by an assessment of each stock's quality and value characteristics. The end result is a portfolio aimed at earning attractive absolute returns with less volatility than the broader markets.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon it will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	9.38%	4.74%	10.44%	10.85%
MSCI World Index	–5.54	–2.37	3.62	3.76
Lipper Global Multi-Cap Growth Funds Index	–11.85	–0.18	5.02	5.19
Portfolio — Class P Shares w/o sales charges(4)	8.98	4.46	10.15	10.55
MSCI World Index	–5.54	–2.37	3.62	3.76
Lipper Global Multi-Cap Growth Funds Index	–11.85	–0.18	5.02	5.19

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 24 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on November 28, 2001.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Tobacco	24.8%
Food Products	24.7
Other*	19.1
Household Products	10.9
Information Technology Services	8.7
Beverages	6.5
Software	5.3
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (96.5%)
Finland (2.4%)
Kone Oyj, Class B	104,508	$5,424
France (3.6%)
Legrand SA	253,504	8,153
Germany (0.7%)
SAP AG	31,944	1,689
Italy (1.7%)
Davide Campari-Milano SpA	577,925	3,848
Sweden (3.6%)
Swedish Match AB	233,072	8,274
Switzerland (9.5%)
Nestle SA (Registered)	363,877	20,919
Novartis AG (Registered)	11,989	686
		21,605
United Kingdom (29.5%)
Admiral Group PLC	349,628	4,626
British American Tobacco PLC	446,083	21,167
Experian PLC	208,131	2,830
Imperial Tobacco Group PLC	360,451	13,631
Reckitt Benckiser Group PLC	274,980	13,580
Unilever PLC	329,411	11,065
		66,899
United States (45.5%)
Accenture PLC, Class A	186,022	9,902
Dr. Pepper Snapple Group, Inc.	275,461	10,875
Herbalife Ltd.	131,350	6,787
Kellogg Co.	187,275	9,471
Kraft Foods, Inc., Class A	88,113	3,292
Mead Johnson Nutrition Co.	69,850	4,801
Microsoft Corp.	395,935	10,278
Moody's Corp.	93,530	3,150
Philip Morris International, Inc.	167,528	13,148
Procter & Gamble Co. (The)	166,904	11,134
Sara Lee Corp.	343,424	6,498
Scotts Miracle-Gro Co. (The), Class A	84,796	3,959
Visa, Inc., Class A	97,365	9,885
		103,180
Total Common Stocks (Cost $199,287)		219,072
Short-Term Investment (3.4%)
Investment Company (3.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G-2) (Cost $7,812)	7,811,785	7,812
Total Investments (99.9%) (Cost $207,099)		226,884
Other Assets in Excess of Liabilities (0.1%)		120
Net Assets (100.0%)		$227,004

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$14,723	$—	$—	$14,723
Chemicals	3,959	—	—	3,959
Diversified Financial Services	3,150	—	—	3,150
Electrical Equipment	8,153	—	—	8,153
Food Products	56,046	—	—	56,046
Household Products	24,714	—	—	24,714
Information Technology Services	19,787	—	—	19,787
Insurance	4,626	—	—	4,626
Machinery	5,424	—	—	5,424
Personal Products	6,787	—	—	6,787
Pharmaceuticals	686	—	—	686
Professional Services	2,830	—	—	2,830
Software	11,967	—	—	11,967
Tobacco	56,220	—	—	56,220
Total Common Stocks	219,072	—	—	219,072
Short-Term Investment — Investment Company	7,812	—	—	7,812
Total Assets	$226,884	$—	$—	$226,884

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Global Insight Portfolio

The Global Insight Portfolio (the "Portfolio") seeks long-term capital appreciation.

Performance

For the period from inception on December 28, 2011 through December 31, 2011, the Portfolio had a total return based on net asset value per share of 0.70%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the MSCI All Country World Index (the "Index"), which returned 1.15% for the same period.

Factors Affecting Performance

•  The Portfolio launched a few days prior to the close of the reporting period. Such a short time frame would not provide a meaningful performance analysis as short-term returns may not be indicative of the Portfolio's long-term performance potential.

Management Strategies

•  We seek to invest primarily in established and cyclical franchise companies located throughout the world that we believe have strong name recognition, sustainable competitive advantages, and ample growth prospects, and are trading at an attractive discount to future cash flow generation capacity or asset value. We typically favor companies with the ability to generate attractive free cash flow yields. We utilize a bottom-up stock selection process, seeking attractive investments on an individual company basis. The companies we consider have market capitalizations within the range of companies included in the MSCI All Country World Index.

•  We continue to focus on assessing company prospects over a three- to five-year time horizon and on owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1) and the Lipper Global Multi-Cap Value Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
	One Year	Five Years	Ten Years	Cumulative Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	—	—	—	0.70%
MSCI All Country World Index	—	—	—	1.15
Lipper Global Multi-Cap Value Funds Index	—	—	—	1.16
Portfolio — Class H Shares w/o sales charges(4)	—	—	—	0.70
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	—	—	—	–4.10
MSCI All Country World Index	—	—	—	1.15
Lipper Global Multi-Cap Value Funds Index	—	—	—	1.16
Portfolio — Class L Shares w/o sales charges(4)	—	—	—	0.70
MSCI All Country World Index	—	—	—	1.15
Lipper Global Multi-Cap Value Funds Index	—	—	—	1.16

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Value Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2011.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Global Insight Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Short-Term Investments	41.8%
Other*	38.7
Industrial Conglomerates	7.2
Food Products	7.0
Chemicals	5.3
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Global Insight Portfolio

	Shares	Value (000)
Common Stocks (83.7%)
Australia (3.9%)
DuluxGroup Ltd.	5,556	$16
Treasury Wine Estates Ltd.	4,403	17
		33
Belgium (2.0%)
Anheuser-Busch InBev N.V.	273	17
Brazil (3.8%)
Vale SA (Preference)	1,588	32
Canada (12.0%)
Brookfield Asset Management, Inc., Class A	1,213	33
Fairfax Financial Holdings Ltd.	39	17
Potash Corp. of Saskatchewan, Inc.	789	32
Whistler Blackcomb Holdings, Inc.	1,673	18
		100
France (12.0%)
Christian Dior SA	418	49
Etablissements Maurel et Prom	1,093	17
Eurazeo	945	34
		100
Germany (1.9%)
Beiersdorf AG	291	16
Greece (2.0%)
Hellenic Exchanges SA Holding Clearing Settlement and Registry	4,413	16
Hong Kong (6.3%)
Shangri-La Asia Ltd.	20,000	35
Swire Pacific Ltd.	1,500	18
		53
Japan (2.3%)
Universal Entertainment Corp.	700	19
Marshall Islands (2.0%)
Diana Containerships, Inc.	3,150	17
Netherlands (6.1%)
Koninklijke Philips Electronics N.V.	2,405	51
Norway (2.0%)
Orkla ASA	2,228	17
Singapore (2.3%)
Jardine Matheson Holdings Ltd.	400	19
Spain (1.4%)
Baron de Ley (a)	207	12
Sweden (2.0%)
Byggmax Group AB	4,324	17
Switzerland (6.0%)
Nestle SA (Registered)	876	50
Turkey (4.0%)
Is Gayrimenkul Yatirim Ortakligi REIT	30,790	16
Ulker Biskuvi Sanayi	6,016	17
		33

	Shares	Value (000)
United States (11.7%)
CF Industries Holdings, Inc.	114	$16
Diana Shipping, Inc. (a)	2,139	16
Motorola Solutions, Inc.	1,053	49
Sara Lee Corp.	878	17
		98
Total Common Stocks (Cost $694)		700
Short-Term Investment (60.2%)
Investment Company (60.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $503)	503,271	503
Total Investments (143.9%) (Cost $1,197)		1,203
Liabilities in Excess of Other Assets (-43.9%)		(367)
Net Assets (100.0%)		$836

(a)  Non-income producing security.

REIT  Real Estate Investment Trust.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$46	$—	$—	$46
Chemicals	64	—	—	64
Communications Equipment	49	—	—	49
Diversified Financial Services	50	—	—	50
Food Products	84	—	—	84
Hotels, Restaurants & Leisure	53	—	—	53
Industrial Conglomerates	87	—	—	87
Insurance	17	—	—	17
Leisure Equipment & Products	19	—	—	19
Marine	33	—	—	33
Metals & Mining	32	—	—	32
Oil, Gas & Consumable Fuels	17	—	—	17
Personal Products	16	—	—	16
Real Estate Investment Trusts (REITs)	16	—	—	16

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Global Insight Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Real Estate Management & Development	$51	$—	$—	$51
Specialty Retail	17	—	—	17
Textiles, Apparel & Luxury Goods	49	—	—	49
Total Common Stocks	700	—	—	700
Short-Term Investment — Investment Company	503	—	—	503
Total Assets	$1,203	$—	$—	$1,203

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Porfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Global Opportunity Portfolio

The Global Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -4.90%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the MSCI All Country World Index (the "Index"), which returned -7.35%.

Factors Affecting Performance

•  Global equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed, falling 7.35% for the year overall (as measured by the Index). Headwinds to the markets' progress included lackluster economic growth in the developed world, fears about a "hard landing" in China's economy, the worsening European debt crisis, political dysfunction in the U.S. and Europe, a tragic earthquake and tsunami in Japan, and social and political upheaval across the Middle East. Although corporate balance sheets and earnings in the U.S. and Europe remained strong throughout the year, waning investor confidence kept markets volatile. The U.S. market outperformed those of Europe, Japan, and Asia ex-Japan, and developed market equities bested emerging market equities. (The performance of regional markets and developed and emerging markets is measured by their respective MSCI indexes.)

•  The information technology sector was the largest contributor to relative outperformance during the period, as both stock selection and an overweight in the sector were additive. A position in a global credit card company led performance.

•  Stock selection and an underweight in the financials sector also aided relative performance due to strong performance from a holding in a clearinghouse for over-the-counter (OTC) securities in Brazil and the lack of exposure to bank stocks, a group which performed poorly over the period.

•  Stock selection and an overweight in the consumer staples sector were advantageous, with a number of holdings in the food, beverage, and tobacco segment performing well.

•  Conversely, stock selection in the consumer discretionary sector hampered relative returns. The largest detractors were holdings in a real estate developer in Brazil and a tutoring services provider in China.

•  Stock selection in industrials diminished relative gains as well, mostly due to weak performance from holdings in the transportation industry.

•  The Portfolio's underweight exposure to health care, a sector which performed well during the period, and the negative performance of its sole holding in the sector, a generic drug maker, were detractors from relative gains.

Management Strategies

•  We look for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. In seeking these companies, we use intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment

**  Commenced Operations on May 30, 2008.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon different inception dates and will be negatively impacted by additional fees assessed to these classes.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Global Opportunity Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1) and the Lipper Global Multi-Cap Growth Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	–4.90%	—	—	2.83%
MSCI All Country World Index	–7.35	—	—	–4.90
Lipper Global Multi-Cap Growth Funds Index	–11.85	—	—	–3.90
Portfolio — Class H Shares w/o sales charges(4)	–5.18	—	—	2.60
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	–9.64	—	—	1.22
MSCI All Country World Index	–7.35	—	—	–4.90
Lipper Global Multi-Cap Growth Funds Index	–11.85	—	—	–3.90
Portfolio — Class L Shares w/o sales charges(4)	–5.19	—	—	2.51
MSCI All Country World Index	–7.35	—	—	–4.90
Lipper Global Multi-Cap Growth Funds Index	–11.85	—	—	–3.90
Portfolio — Class P Shares w/o sales charges(4)	–5.16	—	—	16.07
MSCI All Country World Index	–7.35	—	—	7.82
Lipper Global Multi-Cap Growth Funds Index	–11.85	—	—	6.69

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate. The Distributor has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis.

(4)  On May 21, 2010 Class A, Class B, Class C, and Class I shares of Van Kampen Global Growth Fund ("the Predecessor Fund") were reorganized into Class H, Class H, Class L, and Class I shares of Morgan Stanley Global Growth Portfolio ("the Portfolio"), respectively. Class H, Class L, and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I, Class H, and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class A, C, and I shares of the Predecessor Fund commenced operations on May 30, 2008. Class P shares commenced offering on May 21, 2010. Performance for Class H shares has been restated to reflect the Portfolio's applicable sales charge. In October 2010, the Morgan Stanley Global Growth Portfolio changed its name to the Morgan Stanley Global Opportunity Portfolio.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	55.3%
Internet Software & Services	14.0
Beverages	10.4
Diversified Consumer Services	7.8
Internet & Catalog Retail	7.5
Computers & Peripherals	5.0
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Global Opportunity Portfolio

	Shares	Value (000)
Common Stocks (91.6%)
Australia (1.1%)
AET&D Holdings No 1 Ltd. (a)(b)(c)	36,846	$—
Lynas Corp. Ltd. (a)	142,229	152
		152
Belgium (2.1%)
Anheuser-Busch InBev N.V.	4,771	292
Brazil (6.3%)
BM&F Bovespa SA	28,285	149
Brookfield Incorporacoes SA	87,844	233
CETIP SA - Balcao Organizado de Ativos e Derivativos	32,953	476
		858
Canada (4.5%)
Brookfield Asset Management, Inc., Class A	13,094	360
Brookfield Infrastructure Partners LP	9,153	253
		613
China (23.3%)
Baidu, Inc. ADR (a)	5,617	654
China Merchants Holdings International Co., Ltd. (d)	115,084	334
Golden Eagle Retail Group Ltd. (d)	206,000	436
New Oriental Education & Technology Group, Inc. ADR (a)	26,141	629
Tencent Holdings Ltd. (d)	10,000	201
Wynn Macau Ltd. (d)	146,800	369
Xueda Education Group ADR (a)	122,434	427
Youku.com, Inc. ADR (a)	7,677	120
		3,170
Denmark (3.8%)
DSV A/S	28,709	515
France (1.5%)
Pernod-Ricard SA	2,133	198
Germany (1.0%)
BASF SE	2,027	141
Hong Kong (4.5%)
Minth Group Ltd.	141,800	133
Sun Art Retail Group Ltd. (a)	378,500	473
		606
India (3.1%)
MakeMyTrip Ltd. (a)	7,711	186
Mundra Port and Special Economic Zone Ltd.	103,215	233
		419
Israel (1.0%)
Teva Pharmaceutical Industries Ltd. ADR	3,377	136
Italy (2.3%)
Prada SpA (a)(d)	70,000	317
Japan (3.9%)
Universal Entertainment Corp.	19,300	534
Russia (0.6%)
Yandex N.V., Class A (a)	4,051	80

	Shares	Value (000)
Switzerland (2.5%)
Kuehne & Nagel International AG (Registered)	1,520	$171
Panalpina Welttransport Holding AG (Registered) (a)	1,632	167
		338
United Kingdom (1.6%)
Diageo PLC ADR	2,511	219
United States (28.5%)
Amazon.com, Inc. (a)	3,666	635
Apple, Inc. (a)	1,684	682
CME Group, Inc.	748	182
Google, Inc., Class A (a)	1,274	823
Greenlight Capital Re Ltd., Class A (a)	15,334	363
LinkedIn Corp., Class A (a)	383	24
Mastercard, Inc., Class A	930	347
Monsanto Co.	2,934	206
Priceline.com, Inc. (a)	432	202
Ultra Petroleum Corp. (a)	4,630	137
Visa, Inc., Class A	2,712	275
		3,876
Total Common Stocks (Cost $10,603)		12,464
Convertible Preferred Stocks (1.1%)
China (0.0%)
Youku.com, Inc., Class A (a)(b)(c)	9	—	@
United States (1.1%)
Better Place, Inc. (a)(b)(c)	31,331	142
Total Convertible Preferred Stocks (Cost $78)		142
Participation Notes (5.2%)
China (5.2%)
Deutsche Bank AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 3/4/21	9,050	278
UBS AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 2/25/13	14,080	433
Total Participation Notes (Cost $564)		711
Short-Term Investment (2.1%)
Investment Company (2.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $288)	287,959	288
Total Investments (100.0%) (Cost $11,533)		13,605
Other Assets in Excess of Liabilities (-@@%)		6
Net Assets (100.0%)		$13,611

(a)  Non-income producing security.

(b)  At December 31, 2011, the Portfolio held fair valued securities valued at approximately $142,000, representing 1.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2011.

(d)  Security trades on the Hong Kong exchange.

ADR  American Depositary Receipt.

@  Value is less than $500.

@@  Amount is less than 0.05%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Global Opportunity Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$167	$—	$—		$167
Auto Components	133	—	—		133
Beverages	709	—	—		709
Capital Markets	476	—	—		476
Chemicals	347	—	—		347
Computers & Peripherals	682	—	—		682
Diversified Consumer Services	1,056	—	—		1,056
Diversified Financial Services	331	—	—		331
Electric Utilities	253	—	—	†	253
Food & Staples Retailing	473	—	—		473
Hotels, Restaurants & Leisure	369	—	—		369
Household Durables	233	—	—		233
Information Technology Services	622	—	—		622
Insurance	363	—	—		363
Internet & Catalog Retail	1,023	—	—		1,023
Internet Software & Services	1,902	—	—		1,902
Leisure Equipment & Products	534	—	—		534
Marine	171	—	—		171
Metals & Mining	152	—	—		152
Multiline Retail	436	—	—		436
Oil, Gas & Consumable Fuels	137	—	—		137
Pharmaceuticals	136	—	—		136
Real Estate Management & Development	360	—	—		360
Road & Rail	515	—	—		515
Textiles, Apparel & Luxury Goods	317	—	—		317
Transportation Infrastructure	567	—	—		567
Total Common Stocks	12,464	—	—	†	12,464
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Convertible Preferred Stocks	$—	$—	$142	$142
Participation Notes	—	711	—	711
Short-Term Investment — Investment Company	288	—	—	288
Total Assets	$12,752	$711	$142	$13,605

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, securities with a total value of approximately $432,000 transferred from Level 1 to Level 2. At December 31, 2011, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)		Convertible Preferred Stocks (000)
Beginning Balance	$—	†	$278
Purchases	—		—
Sales	—		(57)
Amortization of discount	—		—
Transfers in	—		—
Transfers out	—		—
Change in unrealized appreciation (depreciation)	—		(79)
Realized gains (losses)	—		—
Ending Balance	$—	†	$142
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$—		$(79)

†  Includes one or more securities which are valued at zero.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Global Real Estate Portfolio

The Global Real Estate Portfolio (the "Portfolio") seeks to provide current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies, real estate investment trusts and similar entities established outside the U.S. (foreign real estate companies).

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -9.67%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned -6.00%, and underperformed the Morgan Stanley Capital International (MSCI) World Index, which returned -5.54%.

Factors Affecting Performance

•  The global real estate securities market declined 6.00% during the 12-month period ending December 31, 2011, as measured by the Index. Global real estate securities posted gains in the first half of the year, but significantly declined in the third quarter on investor concerns about the prospects for a double-dip recession in the U.S., the European sovereign debt crisis and the risk of a hard landing scenario in China. Subsequently, real estate securities rallied in the fourth quarter, particularly in October as concerns about these factors eased.

•  Performance within the European regional portfolio contributed to performance, while the Asian and U.S. portfolios detracted. Top-down global allocation detracted due to the underweight to the U.S. and overweight to Asia. In Asia, the Portfolio benefited from the underweight to Singapore; this was offset by the negative impact of the underweight to Australia, the overweight to Hong Kong, and stock selection in Singapore. In Europe, the Portfolio benefited from the overweight to the U.K. and stock selection within and the underweight to Germany; this was partially offset by relative losses from stock selection in the U.K. In the U.S., the Portfolio benefited from the underweight to the industrial sector and the overweight to the mall sector; this was offset by negative performance from stock selection in the diversified and health care sectors and the overweight to the hotel sector.

Management Strategies

•  The global portfolio is comprised of three regional portfolios with a global allocation, which weights each of the three major regions (U.S., Europe, and Asia) based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ending December 31, 2011, the Portfolio was overweight the Asian listed property sector, modestly underweight the European listed property sector, and underweight the U.S. listed property sector.

•  The overweight to the Asian region was predominated by the real estate operating companies (REOCs) in Hong Kong and Japan, as we believe these markets represent attractive valuation opportunities. The Hong Kong REOCs continued to trade at wide discounts to their net asset value (NAV), even after NAVs were modestly revised downward to reflect weakness in residential values and declines in rents/capital values for investment assets. The Japanese REOCs also continued to trade at wide discounts to NAV on continued uncertainty over prospects for underlying property fundamentals. We continue to maintain a preference for the major REOCs with predominant exposure to prime assets given relatively more stable property fundamentals, the ability to engage in value-added opportunities such as development and redevelopment, well-positioned balance sheets, and continued access to financing. This contrasts widely to the Asian REITs, which are passive, externally managed vehicles limited to property ownership, many of which maintain predominant exposure to secondary assets, which have weaker underlying property fundamentals. The Portfolio was underweight the Australian REIT sector on relative valuation.

•  In Europe, the Portfolio was overweight the U.K. and underweight the Continent. Valuations on the

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

Continent ended the period trading at a meaningful discount to NAV based on reported NAVs, which only reflect marginal capital value declines since the start of the credit crisis. Valuations in the U.K. ended the period trading at a significant discount to reported NAVs, which have partially recovered after experiencing significant declines in the two years to June 2009.

•  The Portfolio was underweight the U.S., which traded at a premium to NAVs, assuming asset values for high-quality assets are approximately 10% below their all-time peak levels achieved in mid-2007. Some observers noted that the current premium to NAV is comparable to the historical average premium for the U.S. REIT market. Within the U.S., the Portfolio was overweight to a group of companies that are focused in the ownership of upscale urban hotels and a number of out-of-favor companies and underweight to companies concentrated in the ownership of suburban office, health care, and industrial assets.

•  Key Asian markets (in particular Hong Kong and Singapore) had witnessed improvements in rents due to strong economies and tenant demand as well as low vacancy levels and limited new supply, but rents experienced some pullback in the second half of 2011 primarily due to uncertainty over global economic conditions. However, the lack of new supply (particularly in Hong Kong) is a key differentiating factor as compared to prior economic slowdowns in this region. Most Western markets (and Japan) have been slowly recovering (or bottoming) from significant declines in rents and occupancies but there are concerns regarding the pace of recovery due to economic weakness and risk of recession (particularly in Europe). Unlike previous real estate cycles, the key risk in these markets is not oversupply. Rather, the key issue is that many markets are close to cyclically high vacancy rates and prospects for a meaningful recovery of tenant demand remain lackluster, particularly as prospects for the global economy have become more uncertain. The expectation for an absence of material job growth also remains a significant concern, although this has been somewhat mitigated by limited new supply.

•  We continue to maintain strong conviction in our value-oriented, bottom-up driven investment strategy, which is focused on investing in stocks that offer exposure to the direct property markets at the best relative valuations. In certain market segments, there is a very wide discrepancy between private and public valuations, and relative to other public listed property markets, largely driven by negative sentiment. With regard to current portfolio positioning, we recognize that negative investor sentiment may persist and may impact portfolio performance in the short term, but our strong conviction is based on our fundamental analysis, and we remain committed to our long-term, value-oriented, bottom-up driven investment strategy.

*  Minimum Investment

**  Commenced Operations on August 30, 2006.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon different inception dates and will be negatively impacted by additional fees assessed to these classes.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

Performance Compared to the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors(1), the Morgan Stanley Capital International (MSCI) World Index(2) and the Lipper Global Real Estate Funds Average(3)

	Period Ended December 31, 2011
	Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(5)	–9.67%	–4.94%	—	–1.76%
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	–6.00	–5.46	—	–2.29
MSCI World Index	–5.54	–2.37	—	–0.51
Lipper Global Real Estate Funds Average	–6.90	–6.13	—	–3.46
Portfolio — Class P Shares w/o sales charges(5)	–9.91	–5.21	—	–2.03
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	–6.00	–5.46	—	–2.29
MSCI World Index	–5.54	–2.37	—	–0.51
Lipper Global Real Estate Funds Average	–6.90	–6.13	—	–3.46
Portfolio — Class H Shares w/o sales charges(6)	–9.90	—	—	–4.34
Portfolio — Class H Shares with maximum	–14.13	—	—	–5.50
4.75% sales charges
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	–6.00	—	—	–4.99
MSCI World Index	–5.54	—	—	–4.88
Lipper Global Real Estate Funds Average	–6.90	—	—	–4.04
Portfolio — Class L Shares w/o sales charges(7)	–10.33	—	—	–4.13
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	–6.00	—	—	–3.76
MSCI World Index	–5.54	—	—	–3.87
Lipper Global Real Estate Funds Average	–6.90	—	—	–1.60

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to US investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(1)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 24 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Real Estate Funds Average tracks the performance of all funds in the Lipper Global Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio was in the Lipper Global Real Estate Funds classification.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(5)  Commenced operations on August 30, 2006.

(6)  Commenced offering on January 2. 2008.

(7)  Commenced offering on June 16, 2008.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	35.5%
Retail	20.8
Residential	12.6
Office	11.0
Other*	9.4
Lodging/Resorts	5.4
Health Care	5.3
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (96.4%)
Australia (7.9%)
CFS Retail Property Trust REIT	4,621,900	$7,966
Commonwealth Property Office Fund REIT	789,340	771
Dexus Property Group REIT (Stapled Securities) (a)	9,041,036	7,675
Goodman Group REIT (Stapled Securities) (a)	14,290,566	8,331
GPT Group REIT (Stapled Securities) (a)	5,065,383	15,905
Mirvac Group REIT (Stapled Securities) (a)(b)	4,713,829	5,689
Stockland REIT (Stapled Securities) (a)(b)	3,643,722	11,889
Westfield Group REIT (Stapled Securities) (a)(b)	5,144,967	41,098
Westfield Retail Trust REIT	7,208,707	18,359
		117,683
Austria (0.1%)
Atrium European Real Estate Ltd.	306,973	1,396
Conwert Immobilien Invest SE	34,318	381
		1,777
Belgium (0.1%)
Befimmo SCA Sicafi REIT	10,056	654
Cofinimmo REIT	1,702	200
		854
Brazil (0.3%)
BR Malls Participacoes SA	10,680	104
BR Properties SA	184,900	1,834
Iguatemi Empresa de Shopping Centers SA	114,000	2,118
		4,056
Canada (1.6%)
Boardwalk REIT	135,390	6,704
Brookfield Office Properties Canada REIT	39,451	942
Calloway REIT	42,287	1,111
Extendicare REIT	193,240	1,612
RioCan REIT	526,565	13,661
		24,030
China (4.3%)
China Overseas Land & Investment Ltd. (c)	17,073,240	28,534
China Resources Land Ltd. (c)	15,709,000	25,242
Guangzhou R&F Properties Co., Ltd., H Shares (c)	13,002,300	10,279
		64,055
Finland (0.3%)
Citycon Oyj	476,353	1,424
Sponda Oyj	683,379	2,760
		4,184
France (3.6%)
Fonciere Des Regions REIT	60,184	3,864
Gecina SA REIT	39,071	3,287
ICADE REIT	52,143	4,103
Klepierre REIT	318,073	9,073
Mercialys SA REIT	38,108	1,228
Societe de la Tour Eiffel REIT	14,182	705

	Shares	Value (000)
Societe Immobiliere de Location pour l'Industrie et le Commerce REIT	20,297	$1,968
Unibail-Rodamco SE REIT	166,318	29,899
		54,127
Germany (0.5%)
Alstria Office AG REIT	366,575	4,363
Deutsche Euroshop AG	28,053	901
Prime Office AG REIT (d)	367,999	2,070
		7,334
Hong Kong (14.9%)
Hang Lung Properties Ltd.	4,515,000	12,848
Henderson Land Development Co., Ltd.	2,201,440	10,941
Hongkong Land Holdings Ltd.	8,896,000	40,388
Hysan Development Co., Ltd.	4,466,231	14,664
Kerry Properties Ltd.	5,744,720	19,010
Link REIT (The)	897,000	3,303
New World Development , Ltd.	5,307,825	4,278
Sino Land Co., Ltd.	2,790,202	3,973
Sun Hung Kai Properties Ltd.	7,294,712	91,435
Swire Pacific Ltd.	145,000	1,750
Wharf Holdings Ltd.	4,080,763	18,443
		221,033
Italy (0.2%)
Beni Stabili SpA	8,202,184	3,671
Japan (8.3%)
Japan Real Estate Investment Corp. REIT	738	5,753
Mitsubishi Estate Co., Ltd.	2,954,000	44,135
Mitsui Fudosan Co., Ltd.	2,642,000	38,513
Nippon Building Fund, Inc. REIT	623	5,099
NTT Urban Development Corp.	1,171	799
Sumitomo Realty & Development Co., Ltd.	1,632,000	28,582
		122,881
Malta (0.0%)
BGP Holdings PLC (d)(e)	12,867,024	—
Netherlands (1.1%)
Corio N.V. REIT	183,603	7,986
Eurocommercial Properties N.V. CVA REIT	191,929	6,093
Vastned Retail N.V. REIT	3,303	148
Wereldhave N.V. REIT	34,175	2,269
		16,496
Norway (0.0%)
Norwegian Property ASA	595,231	732
Singapore (1.7%)
CapitaCommercial Trust REIT	1,714,000	1,394
CapitaLand Ltd.	8,120,000	13,835
CapitaMall Trust REIT	416,000	545
CapitaMalls Asia Ltd.	1,028,000	896
City Developments Ltd.	723,000	4,961
Keppel Land Ltd.	938,705	1,607
Suntec REIT	1,612,000	1,336
		24,574

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Sweden (0.6%)
Atrium Ljungberg AB, Class B	164,980	$1,756
Castellum AB	46,751	579
Fabege AB	101,669	796
Hufvudstaden AB, Class A	521,843	5,312
		8,443
Switzerland (0.8%)
PSP Swiss Property AG (Registered) (d)	118,666	9,930
Swiss Prime Site AG (Registered) (d)	27,173	2,041
		11,971
United Kingdom (6.2%)
Big Yellow Group PLC REIT	1,160,813	4,422
British Land Co., PLC REIT	1,623,298	11,660
Capital & Counties Properties PLC	529,552	1,518
Capital & Regional PLC (d)	3,736,945	1,843
Capital Shopping Centres Group PLC REIT	978,019	4,744
Derwent London PLC REIT	156,247	3,785
Development Securities PLC	338,808	789
Grainger PLC	1,915,024	3,182
Great Portland Estates PLC REIT	468,516	2,350
Hammerson PLC REIT	2,264,836	12,662
Land Securities Group PLC REIT	1,807,175	17,836
London & Stamford Property PLC	367,200	616
LXB Retail Properties PLC (d)	2,895,819	4,688
Metric Property Investments PLC REIT	1,343,883	1,774
Quintain Estates & Development PLC (d)	3,282,302	1,924
Safestore Holdings PLC	2,590,902	4,024
Segro PLC REIT	1,365,886	4,423
Shaftesbury PLC REIT	178,399	1,294
ST Modwen Properties PLC	2,027,392	3,558
Unite Group PLC	1,924,373	5,021
		92,113
United States (43.9%)
Acadia Realty Trust REIT	264,481	5,327
Apartment Investment & Management Co., Class A REIT	941,068	21,560
Ashford Hospitality Trust, Inc. REIT	327,820	2,623
Assisted Living Concepts, Inc., Class A	238,038	3,544
AvalonBay Communities, Inc. REIT	145,670	19,025
BioMed Realty Trust, Inc. REIT	67,400	1,219
Boston Properties, Inc. REIT	290,735	28,957
BRE Properties, Inc. REIT	119,020	6,008
Brookfield Office Properties, Inc.	1,327,226	20,758
Cabot Industrial Value Fund III, LP REIT (d)(e)(f)(g)	6,512	3,377
Camden Property Trust REIT	148,850	9,264
Capital Senior Living Corp. (d)	70,600	561
CommonWealth REIT	148,560	2,472
Coresite Realty Corp. REIT	87,330	1,556
Cousins Properties, Inc. REIT	1,100,345	7,053
CreXus Investment Corp. REIT	65,150	676
DCT Industrial Trust, Inc. REIT	1,020,670	5,226
Digital Realty Trust, Inc. REIT	38,980	2,599

	Shares	Value (000)
Douglas Emmett, Inc. REIT	61,590	$1,123
Equity Lifestyle Properties, Inc. REIT	179,821	11,992
Equity Residential REIT	958,941	54,688
Exeter Industrial Value Fund, LP REIT (d)(e)(f)(g)	1,860,000	1,644
Federal Realty Investment Trust REIT	84,364	7,656
Forest City Enterprises, Inc., Class A (d)	1,806,042	21,347
General Growth Properties, Inc. REIT	2,294,918	34,470
HCP, Inc. REIT	697,406	28,894
Health Care, Inc. REIT	108,790	5,932
Healthcare Realty Trust, Inc. REIT	963,177	17,905
Host Hotels & Resorts, Inc. REIT	2,775,662	40,997
Hudson Pacific Properties, Inc. REIT	219,970	3,115
KTR Industrial Fund II LP REIT (d)(e)(f)(g)	4,268,750	4,986
Kite Realty Group Trust REIT	66,590	300
Lexington Realty Trust REIT	27,020	202
Liberty Property Trust REIT	50,859	1,571
Mack-Cali Realty Corp. REIT	419,418	11,194
Omega Healthcare Investors, Inc. REIT	169,750	3,285
Parkway Properties, Inc. REIT	57,798	570
ProLogis, Inc. REIT	577,581	16,513
PS Business Parks, Inc. REIT	49,153	2,724
Public Storage REIT	186,765	25,112
Regency Centers Corp. REIT	855,711	32,192
Retail Opportunity Investments Corp. REIT	336,883	3,989
Senior Housing Properties Trust REIT	705,762	15,837
Simon Property Group, Inc. REIT	602,884	77,736
SL Green Realty Corp. REIT	10,670	711
Sovran Self Storage, Inc. REIT	22,459	958
STAG Industrial, Inc. REIT	93,080	1,068
Starwood Hotels & Resorts Worldwide, Inc.	754,175	36,178
Starwood Property Trust, Inc. REIT	343,820	6,364
Vornado Realty Trust REIT	463,101	35,594
Winthrop Realty Trust REIT	205,450	2,089
		650,741
Total Common Stocks (Cost $1,609,865)		1,430,755
Short-Term Investment (3.1%)
Investment Company (3.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $45,225)	45,224,627	45,225
Total Investments (99.5%) (Cost $1,655,090)		1,475,980
Other Assets in Excess of Liabilities (0.5%)		7,790
Net Assets (100.0%)		$1,483,770

(a)  Comprised of securities in separate entities that are traded as a single stapled security.

(b)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(c)  Security trades on the Hong Kong exchange.

(d)  Non-income producing security.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

(e)  At December 31, 2011, the Portfolio held fair valued securities valued at approximately $10,007,000, representing 0.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  Security has been deemed illiquid at December 31, 2011.

(g)  Restricted security valued at fair value and not registered under the Securities Act of 1933, Cabot Industrial Value Fund III, LP was acquired between 12/08 - 12/11 and has a current cost basis of approximately $3,256,000. Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of approximately $1,860,000. KTR Industrial Fund II LP was acquired between 1/09 - 11/11 and has a current cost basis of $4,269,000. At December 31, 2011, these securities had an aggregate market value of approximately $10,007,000 representing 0.7% of net assets.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Commercial Financing	$7,040	$—	$—		$7,040
Diversified	523,519	—	—	†	523,519
Health Care	77,570	—	—		77,570
Industrial	35,561	—	10,007		45,568
Lodging/Resorts	79,798	—	—		79,798
Mixed Industrial/ Office	6,129	—	—		6,129
Office	162,937	—	—		162,937
Residential	186,580	—	—		186,580
Retail	307,098	—	—		307,098
Self Storage	34,516	—	—		34,516
Total Common Stocks	1,420,748	—	10,007		1,430,755
Short-Term Investment — Investment Company	45,225	—	—		45,225
Total Assets	$1,465,973	$—	$10,007		$1,475,980

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)
Beginning Balance	$4,343	†
Purchases	4,876
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	788
Realized gains (losses)	—
Ending Balance	$10,007	†
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$788

†  Includes one or more securities which are valued at zero.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

International Advantage Portfolio

The International Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World Ex-U.S. Index.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -1.31%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the MSCI All Country World Ex-U.S. Index (the "Index"), which returned -13.71%.

Factors Affecting Performance

•  International equities declined 13.71% for the year (as measured by the Index). Headwinds to the markets' progress included lackluster economic growth in the developed world, fears about a "hard landing" in China's economy, the worsening European debt crisis, political dysfunction in the U.S. and Europe, a tragic earthquake and tsunami in Japan, and social and political upheaval across the Middle East. Although corporate balance sheets and earnings in the U.S. and Europe remained strong throughout the year, waning investor confidence kept markets volatile. The U.S. market (which is not represented in the Index) outperformed those of Europe, Japan, and Asia ex-Japan, and developed market equities bested emerging market equities. (The performance of regional markets and developed and emerging markets is measured by their respective MSCI indexes.)

•  The largest contributor to relative performance by far was exposure to the consumer staples sector, where the Portfolio had a significant overweight. Stock selection was also beneficial primarily because of strong performance from holdings within the food, beverage, and tobacco industry.

•  Stock selection in the utilities sector added value. The Portfolio's sole holding in the sector performed well.

•  A lack of exposure to the materials sector, which was the weakest-performing sector in the Index during the period, helped the Portfolio sidestep losses in the sector.

•  However, relative gains were somewhat offset by the health care sector, where stock selection and an underweight were negative influences. The Portfolio held only one stock, a generic drug maker based in Israel, and its performance was disappointing during the period.

•  The Portfolio's zero exposure to the energy sector and underweight in the telecommunication services sector also dampened relative results.

Management Strategies

•  We look for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. In seeking these companies, we use intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon it will be negatively impacted by additional fees assessed to these classes.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

International Advantage Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	–1.31%	—	—	–1.40%
MSCI All Country World Ex-U.S. Index	–13.71	—	—	–12.66
Lipper International Multi-Cap Growth Funds Index	–14.65	—	—	–13.61
Portfolio — Class H Shares w/o sales charges(4)	–1.57	—	—	–1.65
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	–6.26	—	—	–6.30
MSCI All Country World Ex-U.S. Index	–13.71	—	—	–12.66
Lipper International Multi-Cap Growth Funds Index	–14.65	—	—	–13.61
Portfolio — Class L Shares w/o sales charges(4)	–2.09	—	—	–2.17
MSCI All Country World Ex-U.S. Index	–13.71	—	—	–12.66
Lipper International Multi-Cap Growth Funds Index	–14.65	—	—	–13.61
Portfolio — Class P Shares w/o sales charges(4)	–1.57	—	—	–1.66
MSCI All Country World Ex-U.S. Index	–13.71	—	—	–12.66
Lipper International Multi-Cap Growth Funds Index	–14.65	—	—	–13.61

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends.The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	43.1%
Beverages	22.7
Food Products	13.0
Textiles, Apparel & Luxury Goods	7.8
Food & Staples Retailing	6.7
Road & Rail	6.7
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

International Advantage Portfolio

	Shares	Value (000)
Common Stocks (91.8%)
Australia (2.8%)
QR National Ltd.	17,008	$59
Belgium (6.0%)
Anheuser-Busch InBev N.V.	2,076	127
Brazil (3.6%)
BM&F Bovespa SA	9,494	50
Natura Cosmeticos SA	1,418	27
		77
Canada (7.0%)
Brookfield Asset Management, Inc., Class A	2,548	70
Brookfield Infrastructure Partners LP	2,887	80
		150
China (15.8%)
China Merchants Holdings International Co., Ltd. (a)	26,991	78
Golden Eagle Retail Group Ltd. (a)	30,000	63
Hengan International Group Co., Ltd. (a)	5,500	52
New Oriental Education & Technology Group, Inc. ADR (b)	3,009	72
Tingyi Cayman Islands Holding Corp. (a)	12,000	37
Want Want China Holdings Ltd. (a)	35,000	35
		337
Denmark (3.8%)
DSV A/S	4,444	80
Finland (2.1%)
Kone Oyj, Class B	860	45
France (10.0%)
Christian Dior SA	442	52
Danone	947	60
Pernod-Ricard SA	1,104	102
		214
Germany (2.2%)
Adidas AG	732	48
Hong Kong (3.9%)
Sun Art Retail Group Ltd. (b)	66,500	83
Israel (2.5%)
Teva Pharmaceutical Industries Ltd. ADR	1,315	53
Italy (3.0%)
Prada SpA (a)(b)	13,900	63
Norway (2.3%)
Telenor ASA	2,995	49
Switzerland (9.3%)
Kuehne & Nagel International AG (Registered)	520	58
Nestle SA (Registered)	2,425	140
		198
United Kingdom (14.9%)
British American Tobacco PLC	1,027	49
Diageo PLC	5,306	116
Imperial Tobacco Group PLC	1,128	42
Reckitt Benckiser Group PLC	1,092	54
Tesco PLC	8,971	56
		317

	Shares	Value (000)
United States (2.6%)
Li & Fung Ltd. (a)	30,000	$56
Total Common Stocks (Cost $2,061)		1,956
Participation Notes (6.0%)
China (6.0%)
Deutsche Bank AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 3/4/21 (Cost $103)	4,180	129
Total Investments (97.8%) (Cost $2,164)		2,085
Other Assets in Excess of Liabilities (2.2%)		47
Net Assets (100.0%)		$2,132

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

ADR  American Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$345	$—	$—	$345
Distributors	56	—	—	56
Diversified Consumer Services	72	—	—	72
Diversified Financial Services	50	—	—	50
Diversified Telecommunication Services	49	—	—	49
Electric Utilities	80	—	—	80
Food & Staples Retailing	139	—	—	139
Food Products	272	—	—	272
Household Products	54	—	—	54
Machinery	45	—	—	45
Marine	58	—	—	58
Multiline Retail	63	—	—	63
Personal Products	79	—	—	79
Pharmaceuticals	53	—	—	53
Real Estate Management & Development	70	—	—	70
Road & Rail	139	—	—	139
Textiles, Apparel & Luxury Goods	163	—	—	163
Tobacco	91	—	—	91

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

International Advantage Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Transportation Infrastructure	$78	$—	$—	$78
Total Common Stocks	1,956	—	—	1,956
Participation Notes	—	129	—	129
Total Assets	$1,956	$129	$—	$2,085

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

International Equity Portfolio

The International Equity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -7.63%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the MSCI EAFE Index (the "Index"), which returned -12.14%.

Factors Affecting Performance

•  2011 ended with a whimper, with the Index falling 1.0% in December on low trading volumes, mainly due to local currency weakness against the dollar. This resulted in a +3.3% return in the Index for the quarter and brought the return for the year to -12.1%.

•  For the year, all cyclical sectors fared poorly: materials fell 23%, information technology declined 18%, industrials dropped 15% and consumer discretionary lost 14%. Both the health care (+5.7%) and consumer staples (+4.1%) sectors scraped out marginal gains for the year as their fortunes are less sensitive to macro-economics, which deteriorated as the euro zone crisis escalated from bank balance sheets to European government balance sheets, to affect credit creation worldwide. One rather surprising exception to the broad story of cyclical weakness was the oil price, partly due to continued political uncertainty in the Middle East, with the result that free cash flows and share prices have remained resilient in the energy sector.

•  For the year as a whole, the Portfolio solidly outperformed the Index, mainly due to strong performance from stock selection in consumer staples as well as from the Portfolio's bias to higher-quality, more resilient companies overall. Stock selection in utilities and materials also added value. In contrast, stock selection in industrials was the largest detractor from relative performance over the period.

Management Strategies

•  Even if there is no cataclysm in Europe, this year the world remains a dangerous place to invest. Much of the West is in the grip of massive balance sheet deleveraging, and is shedding assets, postponing spending decisions and hoarding cash in low-return investments. We know from the Japanese experience just how long a balance sheet recession can persist. The question for governments is how should or can they respond. Do they take the quasi-Keynesian approach adopted by the U.S. and U.K. and hope that foreigners remain holders or buyers of the rapidly expanding supply of government bonds? Or do they take the medicine the Austrian school demands and enforce fiscal discipline and austerity? The former risks sudden bond market or currency collapse, the latter ensures prolonged economic weakness. For now, the better route certainly seems the former as the U.S. and British bond markets show no sign of fragility.

•  The problem is that in a globalized world European financial retrenchment is impacting credit everywhere, not just in Europe. Global growth is already suffering and will continue to do so, including in China. At the same time Basel III regulations demand larger capital buffers for banks, stimulating deleveraging further. Ultimately, we worry that politicians will just find it preferable to agree that free-market finance does not work, and that they can do it better.

•  Finally, with all these uncertainties, we continue to believe that it is essential to focus on finding what we consider to be high-quality companies — companies with resilient sources of profit, that can generate high returns on their capital, with managements that invest for the long term — and to find the shares of these companies that are trading well below our assessment of fair value. These sorts of companies are in short supply, and just as the highest-quality corporate debt has rerated upwards we remain convinced that equity markets will put these sorts of companies on a pedestal. That the Portfolio remains at a very similar valuation to the broader Index despite the Portfolio's much superior quality suggests to us that there is much to look forward to, at least in terms of relative performance, even if the broader macroeconomic outlook is stormy.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	–7.63%	–2.63%	5.72%	8.53%
MSCI EAFE Index	–12.14	–4.72	4.67	3.63
Lipper International Large-Cap Core Funds Index	–13.56	–4.96	3.91	5.76
Portfolio — Class P Shares w/o sales charges(5)	–7.83	–2.88	5.47	7.34
MSCI EAFE Index	–12.14	–4.72	4.67	3.55
Lipper International Large-Cap Core Funds Index	–13.56	–4.96	3.91	4.65

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index curently consists of 22 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Large-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on August 4, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	44.7%
Pharmaceuticals	10.5
Tobacco	8.8
Food Products	8.6
Insurance	7.9
Oil, Gas & Consumable Fuels	7.3
Commercial Banks	7.0
Electronic Equipment, Instruments & Components	5.2
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2011.

**  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

International Equity Portfolio

	Shares	Value (000)
Common Stocks (97.8%)
Australia (3.3%)
AMP Ltd.	8,865,258	$36,904
Orica Ltd.	283,556	7,030
Santos Ltd.	4,570,816	57,223
WorleyParsons Ltd.	1,044,786	27,431
		128,588
Canada (0.2%)
Encana Corp. (a)	463,338	8,591
China (0.2%)
AIA Group Ltd. (b)	2,748,100	8,580
France (8.1%)
ArcelorMittal	955,514	17,474
BNP Paribas SA	767,994	30,167
France Telecom SA	2,023,116	31,775
Legrand SA (a)	2,399,510	77,173
Sanofi	1,258,656	92,447
Societe Generale SA	683,722	15,225
Vallourec SA	784,957	50,959
		315,220
Germany (5.7%)
BASF SE	545,385	38,039
Bayer AG (Registered)	1,625,408	103,922
Continental AG (c)	331,320	20,624
SAP AG	367,774	19,444
Volkswagen AG (Preference)	253,383	37,959
		219,988
Ireland (1.6%)
CRH PLC	3,133,299	62,289
Italy (1.3%)
Eni SpA	2,414,222	50,025
Japan (23.5%)
Asatsu-DK, Inc. (a)	587,185	15,433
Astellas Pharma, Inc.	1,200,200	48,806
Hitachi Ltd. (a)	10,668,000	55,994
Hoya Corp.	3,314,100	71,389
Inpex Corp.	8,585	54,095
Keyence Corp.	167,010	40,272
Kyocera Corp.	442,500	35,586
Lawson, Inc. (a)	436,200	27,231
Mitsubishi Corp.	3,146,000	63,558
Mitsubishi Electric Corp.	5,093,000	48,832
Mitsubishi Estate Co., Ltd.	4,223,000	63,095
Mitsui OSK Lines Ltd.	2,015,391	7,803
MS&AD Insurance Group Holdings	1,148,800	21,284
NGK Spark Plug Co., Ltd.	4,147,000	51,454
Nitto Denko Corp.	398,900	14,273
NTT DoCoMo, Inc.	26,704	49,092
Sekisui House Ltd.	5,551,000	49,257
Sumitomo Mitsui Financial Group, Inc.	1,016,132	28,304
Sumitomo Mitsui Trust Holdings, Inc.	9,593,999	28,170

	Shares	Value (000)
Taiyo Nippon Sanso Corp.	1,279,000	$8,923
Tokyo Electron Ltd.	1,162,100	59,109
Toyota Motor Corp.	2,112,300	70,392
		912,352
Netherlands (5.8%)
Akzo Nobel N.V. (a)	1,195,031	57,783
Unilever N.V. CVA (a)	4,809,579	165,393
		223,176
Singapore (0.3%)
Singapore Telecommunications Ltd.	3,971,000	9,460
Switzerland (11.8%)
Holcim Ltd. (Registered) (c)	633,523	33,892
Nestle SA (Registered)	2,941,560	169,109
Novartis AG (Registered)	1,584,343	90,577
Roche Holding AG (Genusschein)	419,515	71,103
UBS AG (Registered) (c)	3,742,646	44,547
Zurich Financial Services AG (c)	207,082	46,848
		456,076
United Kingdom (34.4%)
Admiral Group PLC	2,927,419	38,734
Barclays PLC	12,006,832	32,827
BG Group PLC	2,152,513	46,014
BHP Billiton PLC	1,340,627	39,090
BP PLC	9,202,210	65,810
British American Tobacco PLC	3,693,699	175,273
Bunzl PLC	3,046,636	41,826
HSBC Holdings PLC	11,861,132	90,453
Imperial Tobacco Group PLC	4,376,251	165,490
Legal & General Group PLC	22,831,495	36,450
Lloyds Banking Group PLC (c)	115,225,790	46,356
Prudential PLC	8,504,785	84,333
Reckitt Benckiser Group PLC	2,777,257	137,156
Resolution Ltd.	9,042,212	35,303
Smiths Group PLC	3,290,048	46,752
SSE PLC	2,941,317	58,971
Travis Perkins PLC	2,761,904	34,121
Vodafone Group PLC	32,830,284	91,213
WM Morrison Supermarkets PLC	3,208,960	16,256
Xstrata PLC	3,398,366	51,616
		1,334,044
United States (1.6%)
Dr. Pepper Snapple Group, Inc. (a)	1,538,371	60,735
Total Common Stocks (Cost $3,818,622)		3,789,124
Short-Term Investments (5.0%)
Securities held as Collateral on Loaned Securities (2.6%)
Investment Company (1.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	75,901,428	75,901

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

International Equity Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.7%)
Barclays Capital, Inc., (0.02%, dated 12/30/11, due 1/3/12; proceeds $3,260; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 4.50% due 5/15/38; valued at $3,325)	$3,260	$3,260
Merrill Lynch & Co., Inc., (0.07%, dated 12/30/11, due 1/3/12; proceeds $24,213; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 3.50% due 11/20/41; valued at $24,697)	24,213	24,213
		27,473
Total Securities held as Collateral on Loaned Securities (Cost $103,374)		103,374
	Shares
Investment Company (2.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $93,090)	93,089,502	93,090
Total Short-Term Investments (Cost $196,464)		196,464
Total Investments (102.8%) (Cost $4,015,086) Including $100,073 of Securities Loaned		3,985,588
Liabilities in Excess of Other Assets (-2.8%)		(110,183)
Net Assets (100.0%)		$3,875,405

(a)  All or a portion of this security was on loan at December 31, 2011.

(b)  Security trades on the Hong Kong exchange.

(c)  Non-income producing security.

CVA  Certificaten Van Aandelen.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Auto Components	$72,078	$—	$—	$72,078
Automobiles	108,351	—	—	108,351
Beverages	60,735	—	—	60,735
Capital Markets	44,547	—	—	44,547
Chemicals	126,048	—	—	126,048
Commercial Banks	271,502	—	—	271,502
Construction Materials	96,181	—	—	96,181
Diversified Telecommunication Services	41,235	—	—	41,235
Electric Utilities	58,971	—	—	58,971
Electrical Equipment	126,005	—	—	126,005

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Electronic Equipment, Instruments & Components	$203,241	$—	$—	$203,241
Energy Equipment & Services	27,431	—	—	27,431
Food & Staples Retailing	43,487	—	—	43,487
Food Products	334,502	—	—	334,502
Household Durables	49,257	—	—	49,257
Household Products	137,156	—	—	137,156
Industrial Conglomerates	46,752	—	—	46,752
Insurance	308,436	—	—	308,436
Machinery	50,959	—	—	50,959
Marine	7,803	—	—	7,803
Media	15,433	—	—	15,433
Metals & Mining	108,180	—	—	108,180
Oil, Gas & Consumable Fuels	281,758	—	—	281,758
Pharmaceuticals	406,855	—	—	406,855
Real Estate Management & Development	63,095	—	—	63,095
Semiconductors & Semiconductor Equipment	59,109	—	—	59,109
Software	19,444	—	—	19,444
Tobacco	340,763	—	—	340,763
Trading Companies & Distributors	139,505	—	—	139,505
Wireless Telecommunication Services	140,305	—	—	140,305
Total Common Stocks	3,789,124	—	—	3,789,124
Short-Term Investments
Investment Company	168,991	—	—	168,991
Repurchase Agreements	—	27,473	—	27,473
Total Short-Term Investments	168,991	27,473	—	196,464
Total Assets	$3,958,115	$27,473	$—	$3,985,588

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

International Opportunity Portfolio

The International Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established and emerging franchise companies on an international basis with capitalization within the range of companies included in the MSCI All Country World Ex-U.S. Index.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -10.16%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the MSCI All Country World Ex-U.S. Index (the "Index"), which returned -13.71%.

Factors Affecting Performance

•  International equities declined 13.71% for the year (as measured by the Index). Headwinds to the markets' progress included lackluster economic growth in the developed world, fears about a "hard landing" in China's economy, the worsening European debt crisis, political dysfunction in the U.S. and Europe, a tragic earthquake and tsunami in Japan, and social and political upheaval across the Middle East. Although corporate balance sheets and earnings in the U.S. and Europe remained strong throughout the year, waning investor confidence kept markets volatile. The U.S. market (which is not represented in the Index) outperformed those of Europe, Japan, and Asia ex-Japan, and developed market equities bested emerging market equities. (The performance of regional markets and developed and emerging markets is measured by their respective MSCI indexes.)

•  The largest contributor to relative performance was the consumer staples sector, as both an overweight and stock selection in the sector were favorable during the period. Holdings within the food, beverage, and tobacco industry contributed most to relative gains.

•  Stock selection and an underweight in the financials sector also aided relative performance. The Portfolio benefited from strong performance from a holding in a clearinghouse for over-the-counter (OTC) securities in Brazil and the lack of exposure to bank stocks, a group which performed poorly over the period.

•  Stock selection and an underweight in the utilities sector added value. The Portfolio's sole holding in the sector performed well.

•  Conversely, stock selection and an overweight in the consumer discretionary sector hampered relative returns. The largest detractors were holdings in a real estate developer in Brazil and a tutoring services provider in China.

•  Further dampening relative performance were stock selection and an underweight in the health care sector. The Portfolio held only one stock in this sector, a generic drug maker based in Israel, and its performance was disappointing during the period.

•  The Portfolio's underweight exposure to the energy sector also detracted from relative performance.

Management Strategies

•  We look for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. In seeking these companies, we use intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment

**  Commenced Operations on March 31, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon it will be negatively impacted by additional fees assessed to these classes.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

International Opportunity Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	–10.16%	—	—	4.73%
MSCI All Country World Ex-U.S. Index	–13.71	—	—	–3.22
Lipper International Multi-Cap Growth Index	–14.65	—	—	–2.59
Portfolio — Class H Shares w/o sales charges(4)	–10.30	—	—	4.49
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	–14.56	—	—	1.62
MSCI All Country World Ex-U.S. Index	–13.71	—	—	–3.22
Lipper International Multi-Cap Growth Index	–14.65	—	—	–2.59
Portfolio — Class L Shares w/o sales charges(4)	–10.81	—	—	3.95
MSCI All Country World Ex-U.S. Index	–13.71	—	—	–3.22
Lipper International Multi-Cap Growth Index	–14.65	—	—	–2.59
Portfolio — Class P Shares w/o sales charges(4)	–10.33	—	—	4.47
MSCI All Country World Ex-U.S. Index	–13.71	—	—	–3.22
Lipper International Multi-Cap Growth Index	–14.65	—	—	–2.59

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on March 31, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	45.4%
Beverages	14.6
Internet Software & Services	8.9
Diversified Consumer Services	8.7
Road & Rail	6.0
Textiles, Apparel & Luxury Goods	5.7
Food & Staples Retailing	5.4
Leisure Equipment & Products	5.3
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

International Opportunity Portfolio

	Shares	Value (000)
Common Stocks (91.8%)
Australia (3.3%)
AET&D Holdings No. 1 Ltd. (a)(b)(c)	16,699	$—
Lynas Corp. Ltd. (a)	85,730	92
QR National Ltd.	29,226	102
		194
Belgium (3.4%)
Anheuser-Busch InBev N.V.	3,232	198
Brazil (7.1%)
BM&FBovespa SA	16,528	87
Brookfield Incorporacoes SA	42,967	114
CETIP SA - Balcao Organizado de Ativos e Derivativos	14,478	209
		410
Canada (6.3%)
Brookfield Asset Management, Inc., Class A	7,482	206
Brookfield Infrastructure Partners LP	5,635	156
		362
China (25.6%)
Baidu, Inc. ADR (a)	2,414	281
China Merchants Holdings International Co., Ltd. (d)	51,649	150
Golden Eagle Retail Group Ltd. (d)	97,000	205
Hengan International Group Co., Ltd. (d)	9,500	89
New Oriental Education & Technology Group, Inc. ADR (a)	11,240	270
Tencent Holdings Ltd. (d)	4,700	95
Wynn Macau Ltd. (d)	63,200	159
Xueda Education Group ADR (a)	51,295	179
Youku.com, Inc. ADR (a)	3,639	57
		1,485
Denmark (4.2%)
DSV A/S	13,619	244
France (4.0%)
Christian Dior SA	735	87
Pernod-Ricard SA	1,577	146
		233
Germany (3.7%)
Adidas AG	1,402	91
BASF SE	1,764	123
		214
Hong Kong (4.9%)
Minth Group Ltd.	68,000	64
Sun Art Retail Group Ltd. (a)	175,500	219
		283
India (1.6%)
MakeMyTrip Ltd. (a)	3,781	91
Israel (1.8%)
Teva Pharmaceutical Industries Ltd. ADR	2,564	104
Italy (2.6%)
Prada SpA (a)(d)	33,300	151
Japan (5.3%)
Universal Entertainment Corp.	11,100	307

	Shares	Value (000)
Korea, Republic of (0.9%)
MegaStudy Co., Ltd.	543	$52
Russia (1.4%)
Yandex N.V., Class A (a)	4,032	79
Switzerland (6.8%)
Kuehne & Nagel International AG (Registered)	1,228	138
Nestle SA (Registered)	2,139	123
Panalpina Welttransport Holding AG (Registered) (a)	1,320	135
		396
United Kingdom (4.5%)
Diageo PLC ADR	1,855	162
Tesco PLC	15,355	96
		258
United States (4.4%)
Greenlight Capital Re Ltd., Class A (a)	7,555	179
Li & Fung Ltd. (d)	42,000	78
		257
Total Common Stocks (Cost $5,181)		5,318
Convertible Preferred Stocks (0.8%)
China (0.0%)
Youku.com, Inc., Class A (a)(b)(c)	6	—	@
United States (0.8%)
Better Place, Inc. Series C (a)(b)(c)	10,721	49
Total Convertible Preferred Stocks (Cost $49)		49
Participation Notes (5.8%)
China (5.8%)
Deutsche Bank AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 3/4/21	3,060	94
UBS AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 2/25/13	7,810	240
Total Participation Notes (Cost $242)		334
Short-Term Investment (1.3%)
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $72)	72,468	72
Total Investments (99.7%) (Cost $5,544)		5,773
Other Assets in Excess of Liabilities (0.3%)		19
Net Assets (100.0%)		$5,792

(a)  Non-income producing security.

(b)  At December 31, 2011, the Portfolio held fair valued securities valued at approximately $49,000, representing 0.8% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2011.

(d)  Security trades on the Hong Kong exchange.

@  Value is less than $500.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

International Opportunity Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$135	$—	$—		$135
Auto Components	64	—	—		64
Beverages	506	—	—		506
Capital Markets	209	—	—		209
Chemicals	123	—	—		123
Distributors	78	—	—		78
Diversified Consumer Services	501	—	—		501
Diversified Financial Services	87	—	—		87
Electric Utilities	156	—	—	†	156
Food & Staples Retailing	315	—	—		315
Food Products	123	—	—		123
Hotels, Restaurants & Leisure	159	—	—		159
Household Durables	114	—	—		114
Insurance	179	—	—		179
Internet & Catalog Retail	91	—	—		91
Internet Software & Services	512	—	—		512
Leisure Equipment & Products	307	—	—		307
Marine	138	—	—		138
Metals & Mining	92	—	—		92
Multiline Retail	205	—	—		205
Personal Products	89	—	—		89
Pharmaceuticals	104	—	—		104
Real Estate Management & Development	206	—	—		206
Road & Rail	346	—	—		346
Textiles, Apparel & Luxury Goods	329	—	—		329
Transportation Infrastructure	150	—	—		150
Total Common Stocks	5,318	—	—	†	5,318
Convertible Preferred Stocks	—	—	49		49
Participation Notes	—	334	—		334
Short-Term Investment —
Investment Company	72	—	—		72
Total Assets	$5,390	$334	$49	†	$5,773

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, securities with a total value of approximately $240,000 transferred from Level 1 to Level 2. At December 31, 2011, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Convertible Preferred Stock (000)
Beginning Balance	$—	†	$106
Purchases	—		49
Sales	—		(30)
Amortization of discount	—		—
Transfers in	—		—
Transfers out	—		—
Change in unrealized appreciation (depreciation)	—		(76)
Realized gains (losses)	—		—
Ending Balance	$—	†	$49
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$—		$(76)

†  Includes one or more securities which are valued at zero.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

International Real Estate Portfolio

The International Real Estate Portfolio (the "Portfolio") seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world (excluding the United States and Canada).

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -19.92%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the FTSE EPRA/NAREIT Developed Ex-North America Real Estate — Net Total Return Index (the "Index"), which returned -17.81%, and underperformed the MSCI EAFE Index, which returned -12.14%.

Factors Affecting Performance

•  The international real estate securities market declined 17.81% during the 12-month period ending December 31, 2011, as measured by the Index. International real estate securities posted modest gains in the first half of the year, but significantly declined in the third quarter on investor concerns about the European sovereign debt crisis and the risk of a hard landing scenario in China. Subsequently, real estate securities rallied significantly in October as concerns about these factors eased, but posted further declines in November and December.

•  Stock selection within the European regional portfolio contributed to performance, while the Asian portfolio detracted. Top-down global allocation was neutral. In Asia, the Portfolio benefited from the underweight to Singapore; this was offset by the negative impact of the underweight to Australia, the overweight to Hong Kong, and stock selection in Singapore. In Europe, the Portfolio benefited from the overweight to the U.K., stock selection within and the underweight to Germany, and the underweight to Austria; this was partially offset by relative losses from stock selection in the U.K.

Management Strategies

•  The MSIF International Real Estate Portfolio is comprised of two regional portfolios with a global allocation which weights the European and Asian regions based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, both of the regional portfolios reflect our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2011, the Portfolio was overweight the Asian listed property sector and underweight the European listed property sector.

•  The overweight to the Asian region was predominated by the real estate operating companies (REOCs) in Hong Kong and Japan, as we believe these markets represent attractive valuation opportunities. The Hong Kong REOCs continued to trade at wide discounts to their net asset value (NAV), even after NAVs were modestly revised downward to reflect weakness in residential values and declines in rents/capital values for investment assets. The Japanese REOCs also continued to trade at wide discounts to NAV on continued uncertainty over prospects for underlying property fundamentals. We continue to maintain a preference for the major REOCs with predominant exposure to prime assets given relatively more stable property fundamentals, the ability to engage in value-added opportunities such as development and redevelopment, well-positioned balance sheets, and continued access to financing. This contrasts widely to the Asian REITs, which are passive, externally managed vehicles limited to property ownership, many of which maintain predominant exposure to secondary assets, which have weaker underlying property fundamentals. The Portfolio was underweight the Australian REIT sector on relative valuation.

•  In Europe, the Portfolio was overweight the U.K. and underweight the Continent. Valuations on the Continent ended the period trading at a meaningful discount to NAV based on reported NAVs, which only reflect marginal capital value declines since the start of the credit crisis. Valuations in the U.K. ended the period trading at a significant discount to

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

reported NAVs, which have partially recovered after experiencing significant declines in the two years to June 2009.

•  Key Asian markets (in particular Hong Kong and Singapore) had witnessed improvements in rents due to strong economies and tenant demand as well as low vacancy levels and limited new supply, but rents experienced some pullback in the second half of 2011 primarily due to uncertainty over global economic conditions. However, the lack of new supply (particularly in Hong Kong) is a key differentiating factor as compared to prior economic slowdowns in this region. Most Western markets (and Japan) have been slowly recovering (or bottoming) from significant declines in rents and occupancies but there are concerns regarding the pace of recovery due to economic weakness and risk of recession (particularly in Europe). Unlike previous real estate cycles, the key risk in these markets is not oversupply. Rather, the key issue is that many markets are close to cyclically high vacancy rates and prospects for a meaningful recovery of tenant demand remain lackluster, particularly as prospects for the global economy have become more uncertain. The expectation for an absence of material job growth also remains a significant concern, although this has been somewhat mitigated by limited new supply.

•  We continue to maintain strong conviction in our value-oriented, bottom-up driven investment strategy, which is focused on investing in stocks that offer exposure to the direct property markets at the best relative valuations. In certain market segments, there is a very wide discrepancy between private and public valuations, and relative to other public listed property markets, largely driven by negative sentiment. With regard to current portfolio positioning, we recognize that negative investor sentiment may persist and may impact portfolio performance in the short term, but our strong conviction is based on our fundamental analysis, and we remain committed to our long-term, value-oriented, bottom-up driven investment strategy.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon it will be negatively impacted by additional fees assessed to that class.

Performance Compared to the FTSE EPRA/NAREIT Developed Ex-North America Real Estate — Net Total Return Index(1) and the MSCI EAFE Index(2)

	Period Ended December 31, 2011
	Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(5)	–19.92%	–11.92%	9.59%	6.87%
FTSE EPRA/NAREIT Developed Ex-North America Real Estate — Net Total Return Index	–17.81	–8.75	9.02	4.45
MSCI EAFE Index	–12.14	–4.72	4.67	2.83
Portfolio — Class P Shares w/o sales charges(5)	–20.16	–12.14	9.31	6.61
FTSE EPRA/NAREIT Developed Ex-North America Real Estate — Net Total Return Index	–17.81	–8.75	9.02	4.45
MSCI EAFE Index	–12.14	–4.72	4.67	2.83

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

(1)  The FTSE EPRA/NAREIT Developed Ex-North America Real Estate — Net Total Return Index The FTSE EPRA/NAREIT Developed Ex-North America Real Estate — Net Total Return Index is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in the European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to U.S. investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 22 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on October 1, 1997.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	60.6%
Retail	17.2
Office	12.9
Residential	6.6
Other*	2.7
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

International Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.8%)
Australia (15.0%)
CFS Retail Property Trust REIT	1,266,914	$2,184
Commonwealth Property Office Fund REIT	475,540	465
Dexus Property Group REIT (Stapled Securities) (a)	1,998,155	1,696
Goodman Group REIT (Stapled Securities) (a)	3,221,987	1,878
GPT Group REIT (Stapled Securities) (a)	1,284,804	4,034
Mirvac Group REIT (Stapled Securities) (a)(b)	1,376,493	1,661
Stockland REIT (Stapled Securities) (a)(b)	1,053,578	3,438
Westfield Group REIT (Stapled Securities) (a)(b)	1,412,379	11,282
Westfield Retail Trust REIT	1,951,743	4,971
		31,609
Austria (0.2%)
Atrium European Real Estate Ltd.	84,777	386
Conwert Immobilien Invest SE	10,483	116
		502
Belgium (0.1%)
Befimmo SCA Sicafi REIT	3,727	243
China (7.3%)
China Overseas Land & Investment Ltd. (c)	3,936,240	6,579
China Resources Land Ltd. (c)	3,907,000	6,278
Guangzhou R&F Properties Co., Ltd., H Shares (c)	3,192,800	2,524
		15,381
Finland (0.6%)
Citycon Oyj	145,384	435
Sponda Oyj	207,133	836
		1,271
France (7.6%)
Fonciere Des Regions REIT	17,503	1,124
Gecina SA REIT	10,903	917
ICADE REIT	15,956	1,255
Klepierre REIT	91,589	2,613
Mercialys SA REIT	11,546	372
Societe de la Tour Eiffel REIT	5,952	296
Societe Immobiliere de Location pour l'Industrie et le Commerce REIT	5,777	560
Unibail-Rodamco SE REIT	49,538	8,906
		16,043
Germany (1.0%)
Alstria Office AG REIT	108,697	1,294
Deutsche Euroshop AG	9,093	292
Prime Office AG REIT (d)	100,504	565
		2,151
Hong Kong (27.6%)
Hang Lung Properties Ltd.	1,235,000	3,514
Henderson Land Development Co., Ltd.	739,882	3,677
Hongkong Land Holdings Ltd.	2,398,000	10,887
Hysan Development Co., Ltd.	1,126,432	3,698
Kerry Properties Ltd.	1,315,271	4,352
Link REIT (The)	184,000	678
New World Development , Ltd.	1,373,715	1,107
Sino Land Co., Ltd.	581,866	829
Sun Hung Kai Properties Ltd.	1,960,174	24,570

	Shares	Value (000)
Swire Pacific Ltd.	27,500	$332
Wharf Holdings Ltd.	1,008,117	4,556
		58,200
Italy (0.6%)
Beni Stabili SpA	2,566,643	1,149
Japan (18.1%)
Japan Real Estate Investment Corp. REIT	248	1,933
Mitsubishi Estate Co., Ltd.	944,000	14,104
Mitsui Fudosan Co., Ltd.	852,000	12,420
Nippon Building Fund, Inc. REIT	235	1,923
NTT Urban Development Corp.	187	128
Sumitomo Realty & Development Co., Ltd.	435,000	7,618
		38,126
Malta (0.0%)
BGP Holdings PLC (d)(e)	4,769,371	—
Netherlands (2.2%)
Corio N.V. REIT	52,286	2,274
Eurocommercial Properties N.V. CVA REIT	54,564	1,732
Wereldhave N.V. REIT	10,692	710
		4,716
Norway (0.1%)
Norwegian Property ASA	154,397	190
Singapore (3.3%)
CapitaCommercial Trust REIT	462,000	376
CapitaLand Ltd.	2,198,000	3,745
CapitaMall Trust REIT	143,000	187
CapitaMalls Asia Ltd.	319,000	278
City Developments Ltd.	227,000	1,557
Keppel Land Ltd.	258,247	442
Suntec REIT	516,000	428
		7,013
Sweden (1.2%)
Atrium Ljungberg AB, Class B	51,400	547
Castellum AB	15,468	192
Fabege AB	32,682	256
Hufvudstaden AB, Class A	151,829	1,545
		2,540
Switzerland (1.8%)
PSP Swiss Property AG (Registered) (d)	36,914	3,089
Swiss Prime Site AG (Registered) (d)	9,449	710
		3,799
United Kingdom (13.1%)
Big Yellow Group PLC REIT	354,374	1,350
British Land Co., PLC REIT	482,107	3,463
Capital & Counties Properties PLC	127,018	364
Capital & Regional PLC (d)	1,183,866	584
Capital Shopping Centres Group PLC REIT	287,906	1,396
Derwent London PLC REIT	47,090	1,141
Development Securities PLC	100,763	235
Grainger PLC	535,056	889
Great Portland Estates PLC REIT	149,269	749
Hammerson PLC REIT	667,748	3,733
Land Securities Group PLC REIT	541,273	5,342

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

International Real Estate Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
London & Stamford Property PLC	111,300	$187
LXB Retail Properties PLC (d)	980,638	1,587
Metric Property Investments PLC REIT	413,082	545
Quintain Estates & Development PLC (d)	1,011,041	593
Safestore Holdings PLC	799,703	1,242
Segro PLC REIT	417,400	1,351
Shaftesbury PLC REIT	52,858	383
ST Modwen Properties PLC	614,687	1,079
Unite Group PLC	543,765	1,419
		27,632
Total Common Stocks (Cost $404,077)		210,565
Short-Term Investment (0.0%)
Investment Company (0.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $83)	82,920	83
Total Investments (99.8%) (Cost $404,160)		210,648
Other Assets in Excess of Liabilities (0.2%)		447
Net Assets (100.0%)		$211,095

(a)  Comprised of securities in separate entities that are traded as a single stapled security.

(b)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(c)  Security trades on the Hong Kong exchange.

(d)  Non-income producing security.

(e)  At December 31, 2011, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$127,551	$—	$—	†	$127,551
Industrial	3,229	—	—		3,229
Office	27,203	—	—		27,203
Residential	13,862	—	—		13,862
Retail	36,128	—	—		36,128
Self Storage	2,592	—	—		2,592
Total Common Stocks	210,565	—	—	†	210,565

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Short-Term Investment — Investment Company	$83	$—	$—		$83
Total Assets	$210,648	$—	$—	†	$210,648

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation/depreciation from investment still held as of December 31, 2011	$—

†  Includes one or more securities which are valued at zero.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

International Small Cap Portfolio

The International Small Cap Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -18.33%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the MSCI EAFE Small Cap Total Return Index (the "Index"), which returned -15.94%.

Factors Affecting Performance

•  2011 was an extraordinary year, punctuated by uprisings in the Middle East and North Africa, a tsunami in Japan and floods in Australia and Thailand. Besides the tragic human cost, these events added to the volatility of the macro data and uncertainty for investors. Most equity markets peaked in April or May and thereafter lost ground, as the focus on the euro zone debt crisis intensified and investors were whipsawed by concerns about European politics, together with increasing uncertainty over the Chinese economy and falling commodity prices. A brief respite in October saw markets rebounding on the back of better economic data in the U.S. and some tentative progress on the European debt crisis. A surprise proposal by the Greek prime minister to call a referendum, however, and political crisis in Italy duly sent the markets back into sharply negative territory. The year ended on a modestly more positive note but, despite some solidly good corporate earnings, 2011 was characterized by political dysfunction and uncertainty.

•  For the year as a whole, international small cap equities underperformed their large cap counterparts, with the MSCI EAFE Small Cap Index declining 15.9% compared with a 12.1% fall in the MSCI EAFE Index. Currencies continued to influence returns. The U.S. dollar rose against the euro over the year (+3.4%) whilst concerns about China's economy and commodity prices drove a 5.2% decline in the Australian dollar over the quarter but left it flat for the year. The reverse was true for the Japanese yen, which was flat on the quarter but appreciated 5.1% against the U.S. dollar over the year. In local currency terms, the MSCI EAFE Small Cap Index fell 16.5% compared with a 15.9% decline in U.S. dollars terms.

•  The Asia Pacific region closed the year strongly but this did not stop Hong Kong and Australia underperforming for the full year (-26.2% and -17.3%, respectively). In contrast, Japan, the best-performing country over the full year (-3.9%), lagged in the final quarter (-4.8%) as it failed to fully participate in the October rally. Europe saw a huge dispersion of returns in both the fourth quarter and over the year. The Nordic countries led the way in the final quarter (+7.8%), driven by Sweden (+13.0%), but declined 22.7% for the full year, dragged down by Finland (-33.9%) and Norway (-28.0%). The U.K. proved to be one of the more resilient markets for the full year (-12.4%). Of the "core" euro zone markets, all underperformed sharply for the full year, outdone only by the "peripheral" euro zone markets. Greece and Portugal, the main laggards, fell 57.8% and 39.1%, for the year, respectively.

•  At a sector level, defensives outperformed (utilities +2.3%, consumer staples -4.0%, and health care -11.0%). Energy and materials fell hardest (-24.9% and -20.2%, respectively), followed by information technology (-19.8%) and financials (-16.9%).

•  The Portfolio's performance fluctuated with the market's sharp moves during the year. For the year as a whole, the Portfolio's country and sector positioning worked well — namely its overweight to Japan and underweight to Europe, as well as its defensive sector bias, with an overweight to consumer staples and underweights to materials, energy, and IT. Strong stock selection from energy, materials, and financials, however, was offset by the sharp sell-off in the Portfolio's holding in a U.K. food manufacturer, together with weak stock selection in the industrials, IT and consumer discretionary sectors.

Management Strategies

•  We have opportunistically been using the market weakness to gingerly start to build positions in a number of high-quality cyclicals. We believe these stocks are typically discounting recessionary conditions. A number of the new stocks are back at

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

International Small Cap Portfolio

or below the prices that we were last able to purchase them in 2009. A lot is discounted in our view. We are still, on balance, slightly overweight defensives in the Portfolio but this is likely to slowly reverse over coming weeks and months, subject to market conditions and, of course, valuations. To fund these new purchases, we have continued to take profits on some of the Japanese financials and consumer discretionary names that have performed strongly, and on some of our U.K., Italian and Spanish consumer staples and health care names.

•  What is priced into international small caps? Simply put, a lot of bad news. Risk aversion is high, as evident by the speed and sharpness of the response to any modicum of positive news. Our investment universe has swelled to unprecedented levels and many high-quality, large-cap names that typically only appear in our screens in extreme conditions are back. They last visited us in the first quarter of 2009. It was right to buy them then. It feels right to buy them now, especially when we believe some of these companies are demonstrably stronger than in 2009.

•  It has been disappointing that we have not preserved capital in the Portfolio in 2011. This is at odds with our long-term performance history but does not reflect any change in our value philosophy or process. What was different in 2011 was that stocks did not get expensive before they got cheap and value did not prove a support. This differs from 2000 and 2008. Then our value discipline took us out of the expensive stocks/sectors into the cheapest/least in favor names and these preserved capital. In 2011, we took significant profits from stronger-performing cyclicals during the first quarter but we believed there was still a solid amount of value left in other quality cyclicals. In most instances, these companies went on to deliver or exceed our expectations for profit growth. Market anxiety, however, driven primarily by uncertainty over the European political environment, simply de-rated these stocks. Defensives were starting to nudge into attractive territory in March and April last year and we went modestly overweight. The Portfolio mainly owned attractively valued, high-quality consumer staples and health care companies in Europe, as the Japanese equivalents were expensive. Yet it was the Japanese that helped preserve capital relative to the market and the European 'defensive' sectors barely lived up to their label.

•  There is a lot for the market to contend with in the coming months and there will be no quick fixes. With expectations and valuations so low, however, only a modicum of a plan and a sticking plaster of cohesion are required to allow equities to rise. With international small cap valuations at such depressed levels, some 52% below their average price-to-book, we believe any sustained rally will see small caps take the lead. Their strong cyclical bias should see to that. The Portfolio is currently valued at just 0.9 times price-to-book for companies that have historically delivered an average return on equity of 17%. If history is our guide, valuations do not stay here for long. The Chinese Year of the Dragon is considered a year of prosperity. We will do our best to seek that outcome.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

International Small Cap Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index(1) and the Lipper International Small/Mid-Cap Value Funds Average(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	–18.33%	–6.39%	6.45%	8.29%
MSCI EAFE Small Cap Total Return Index	–15.94	–4.14	9.01	4.93
Lipper International Small/Mid-Cap Value Funds Average	–17.73	–3.11	8.43	7.95
Portfolio — Class P Shares w/o sales charges(5)	–18.56	—	—	6.25
MSCI EAFE Small Cap Total Return Index	–15.94	—	—	12.11
Lipper International Small/Mid-Cap Value Funds Average	–17.73	—	—	15.48

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index is an unmanaged, market value weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East, including price performance and income from dividend payments. The MSCI EAFE Small Cap Total Return Index commenced as of January 31, 2002. Returns, including periods prior to January 31, 2002, are calculated using the return data of the MSCI EAFE Small Cap Index through January 30, 2002 and the return data of the MSCI EAFE Small Cap Total Return Index since January 31, 2002. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Small/Mid-Cap Value Funds Average tracks the performance of all funds in the Lipper International Small/Mid-Cap Value Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio was in the Lipper International Small/Mid-Cap Value Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 15, 1992.

(5)  Commenced offering on October 21, 2008.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	74.1%
Machinery	11.1
Commercial Banks	7.8
Media	7.0
Total Investments	100.0	%**

*  Industries representing less than 5% of total investments.

**  Does not include open foreign currency exchange contracts with net unrealized depreciation of approximately $38,000.

2011 Annual Report

December 31, 2011

Portfolio of Investments

International Small Cap Portfolio

	Shares	Value (000)
Common Stocks (97.8%)
Australia (5.2%)
Alesco Corp. Ltd.	918,224	$1,085
Boart Longyear Ltd.	942,066	2,679
Dart Energy Ltd. (a)	848,074	312
Infomedia Ltd.	5,151,856	1,133
Myer Holdings Ltd.	1,435,161	2,840
Navitas Ltd.	600,347	2,149
SAI Global Ltd.	668,321	3,076
WHK Group Ltd.	2,698,597	2,277
		15,551
Austria (1.2%)
Atrium European Real Estate Ltd.	788,077	3,584
China (1.2%)
EVA Precision Industrial Holdings Ltd. (b)	15,342,000	3,714
Denmark (4.1%)
ALK-Abello A/S	30,352	1,696
Jyske Bank A/S (Registered) (a)	98,179	2,410
Royal Unibrew A/S	31,990	1,791
SimCorp A/S	15,105	2,307
Sydbank A/S	249,485	3,914
		12,118
Finland (2.3%)
Konecranes Oyj	144,621	2,721
Ramirent Oyj	106,505	758
Rautaruukki Oyj	270,464	2,491
Stora Enso Oyj, Class R	125,228	750
		6,720
France (3.7%)
Alten Ltd.	55,745	1,312
Euler Hermes SA	74,210	4,394
Eurofins Scientific	53,736	3,918
Sa des Ciments Vicat	21,328	1,220
		10,844
Germany (4.7%)
Draegerwerk AG & Co. KGaA (Preference)	43,612	3,539
GEA Group AG	68,755	1,944
Gerresheimer AG	47,169	1,966
Kontron AG	400,752	2,626
Rheinmetall AG	86,324	3,825
		13,900
Hong Kong (5.3%)
AMVIG Holdings Ltd.	6,255,000	3,318
China High Precision Automation Group Ltd.	7,461,000	2,580
Pacific Basin Shipping Ltd.	7,050,000	2,823
Real Nutriceutical Group Ltd.	5,333,000	1,744
Techtronic Industries Co.	2,612,000	2,687
Xinyi Glass Holdings Ltd.	4,228,000	2,428
		15,580

	Shares	Value (000)
Ireland (2.9%)
FBD Holdings PLC	206,940	$1,741
Kerry Group PLC, Class A	140,411	5,140
United Drug PLC	629,634	1,671
		8,552
Italy (3.2%)
Azimut Holding SpA	300,791	2,412
Brembo SpA	221,207	1,895
Prysmian SpA	259,398	3,221
Recordati SpA	253,772	1,835
		9,363
Japan (32.9%)
Asahi Diamond Industrial Co., Ltd.	263,800	3,187
Daibiru Corp.	768,900	4,835
Disco Corp.	42,700	2,227
Fuji Machine Manufacturing Co., Ltd.	256,000	4,570
Fuji Media Holdings, Inc.	3,088	4,682
Fuyo General Lease Co., Ltd.	130,200	4,476
Jaccs Co., Ltd.	1,455,000	4,348
Japan Securities Finance Co., Ltd.	709,592	3,208
K's Holdings Corp.	185,900	7,366
Maeda Corp.	219,000	802
Miraial Co., Ltd.	165,300	2,208
Mitsui Mining & Smelting Co., Ltd.	889,000	2,298
Mitsui OSK Lines Ltd.	671,000	2,598
Ohara, Inc.	322,600	3,328
Sawada Holdings Co., Ltd. (a)	424,100	3,774
Sumitomo Mitsui Trust Holdings, Inc.	1,285,000	3,773
THK Co., Ltd.	115,400	2,274
TOC Co., Ltd.	911,500	4,145
Toei Animation Co., Ltd.	207,800	4,698
Tokyo Tomin Bank Ltd. (The)	583,881	7,108
Toyota Industries Corp.	130,100	3,541
Tsutsumi Jewelry Co., Ltd.	124,400	2,942
TV Asahi Corp.	2,574	4,244
Yachiyo Bank Ltd. (The)	256,100	6,082
Yamaha Motor Co., Ltd.	362,300	4,585
		97,299
Netherlands (1.7%)
Nutreco N.V.	78,711	5,179
New Zealand (0.8%)
Fisher & Paykel Healthcare Corp., Ltd.	1,244,700	2,441
Norway (3.6%)
Pronova BioPharma A/S (a)	1,276,722	1,673
Schibsted ASA	30,488	759
Storebrand ASA	924,791	4,809
TGS Nopec Geophysical Co. ASA	156,887	3,476
		10,717
Spain (1.9%)
Antena 3 de Television SA	364,751	2,195
Grifols SA (a)	132,678	2,232

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

International Small Cap Portfolio

	Shares	Value (000)
Spain (cont'd)
Grifols SA, Class B (a)	13,121	$143
Miquel y Costas & Miquel SA	43,696	1,046
		5,616
Sweden (1.2%)
Clas Ohlson AB, Class B	159,545	1,866
Trelleborg AB, Class B	189,435	1,645
		3,511
Switzerland (4.0%)
Bucher Industries AG (Registered)	22,732	3,974
Kuoni Reisen Holding AG (Registered) (a)	18,844	4,514
Rieter Holding AG (Registered) (a)	22,414	3,367
		11,855
Thailand (2.0%)
Miclyn Express Offshore Ltd.	2,942,411	5,959
United Kingdom (15.0%)
Aegis Group PLC	675,588	1,515
Bodycote PLC	717,276	2,927
Britvic PLC	1,008,099	5,036
Bunzl PLC	247,012	3,391
Chemring Group PLC	384,108	2,385
Cookson Group PLC	532,638	4,210
CVS Group PLC	1,021,311	1,634
Dairy Crest Group PLC	414,890	2,165
Hammerson PLC REIT	251,597	1,407
Hiscox Ltd.	276,392	1,603
Invensys PLC	869,097	2,848
Keller Group PLC	280,471	1,161
Premier Foods PLC (a)	11,684,930	1,054
Premier Oil PLC (a)	277,617	1,565
Rexam PLC	451,862	2,476
SIG PLC	2,338,415	3,051
Smurfit Kappa Group PLC (a)	793,384	4,798
Wincanton PLC (a)	1,221,861	1,186
		44,412
United States (0.9%)
Informa PLC	484,767	2,720
Total Common Stocks (Cost $359,137)		289,635
Short-Term Investment (3.1%)
Investment Company (3.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $9,221)	9,220,550	9,221
Total Investments (100.9%) (Cost $368,358) (c)		298,856
Liabilities in Excess of Other Assets (-0.9%)		(2,703)
Net Assets (100.0%)		$296,153

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Securities are available for collateral in connection with open foreign currency exchange contracts.

REIT  Real Estate Investment Trust.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
State Street Bank London
	JPY	440,000	$5,716	1/4/12	USD	5,685	$5,685	$(31)
State Street Bank London
	JPY	66,000	858	2/3/12	USD	851	851	(7)
			$6,574				$6,536	$(38)

JPY  —  Japanese Yen

USD  —  United States Dollar

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$2,385	$—	$—	$2,385
Air Freight & Logistics	1,186	—	—	1,186
Auto Components	7,864	—	—	7,864
Automobiles	4,585	—	—	4,585
Beverages	6,827	—	—	6,827
Biotechnology	2,375	—	—	2,375
Capital Markets	6,186	—	—	6,186
Chemicals	3,328	—	—	3,328
Commercial Banks	23,287	—	—	23,287
Commercial Services & Supplies	2,277	—	—	2,277
Construction & Engineering	4,642	—	—	4,642
Construction Materials	1,220	—	—	1,220
Consumer Finance	4,348	—	—	4,348
Containers & Packaging	10,592	—	—	10,592
Diversified Consumer Services	2,149	—	—	2,149
Diversified Financial Services	7,684	—	—	7,684
Electrical Equipment	3,221	—	—	3,221

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

International Small Cap Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Electronic Equipment, Instruments & Components	$—	$2,580	$—	$2,580
Energy Equipment & Services	9,435	—	—	9,435
Food Products	13,538	—	—	13,538
Health Care Equipment & Supplies	5,980	—	—	5,980
Health Care Providers & Services	3,305	—	—	3,305
Hotels, Restaurants & Leisure	4,514	—	—	4,514
Household Durables	2,687	—	—	2,687
Industrial Conglomerates	8,035	—	—	8,035
Information Technology Services	1,312	—	—	1,312
Insurance	12,547	—	—	12,547
Life Sciences Tools & Services	5,884	—	—	5,884
Machinery	33,171	—	—	33,171
Marine	5,421	—	—	5,421
Media	20,813	—	—	20,813
Metals & Mining	4,789	—	—	4,789
Multiline Retail	2,840	—	—	2,840
Oil, Gas & Consumable Fuels	1,877	—	—	1,877
Paper & Forest Products	1,796	—	—	1,796
Personal Products	1,744	—	—	1,744
Pharmaceuticals	5,204	—	—	5,204
Professional Services	3,076	—	—	3,076
Real Estate Investment Trusts (REITs)	1,407	—	—	1,407
Real Estate Management & Development	12,564	—	—	12,564
Semiconductors & Semiconductor Equipment	7,061	—	—	7,061
Software	3,440	—	—	3,440
Specialty Retail	12,174	—	—	12,174
Trading Companies & Distributors	8,285	—	—	8,285
Total Common Stocks	287,055	2,580	—	289,635
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investment — Investment Company	$9,221	$—	$—	$9,221
Total Assets	296,276	2,580	—	298,856
Liabilities:
Foreign Currency Exchange Contracts	—	(38)	—	(38)
Total	$296,276	$2,542	$—	$298,818

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, a security with a total value of approximately $2,580,000 transferred from Level 1 to Level 2. This security was valued using other significant observable inputs at December 31, 2011 and was valued using an unadjusted quoted price at December 31, 2010.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$—	†
Purchases	—
Sales	(12)
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	12
Ending Balance	$—
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$—

†  Includes one or more securities which are valued at zero.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Select Global Infrastructure Portfolio

The Select Global Infrastructure Portfolio (the "Portfolio") seeks to provide both capital appreciation and income by investing primarily in equity securities issued by companies located throughout the world that are engaged in the infrastructure business.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 15.95%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned 13.75%, and outperformed the S&P Global BMI Index, which returned -7.72%.

Factors Affecting Performance

•  Infrastructure shares appreciated 13.75% during the period, as measured by the Index. Among the major infrastructure sectors, the gas midstream, pipeline companies, and transmission and distribution sectors exhibited relative outperformance, while the toll road, European regulated utilities, and communications sectors underperformed the Index. Gas distribution utilities performed in line with the Index for the year. Among the smaller sectors, the water sector exhibited modest relative underperformance, and the ports and airport sectors exhibited meaningful relative underperformance.

•  For full-year 2011, the Portfolio realized favorable performance from both bottom-up stock selection and top-down allocation, with bottom-up stock selection being the more significant driver of outperformance. From a bottom-up perspective, stock selection was particularly favorable in the toll roads, European regulated utilities and gas distribution utilities sectors, and indeed stock selection in all sectors was favorable or neutral aside from slight underperformance in the communications sector. From a top-down perspective, our positioning was favorable in all sectors except for underweights to the gas midstream and transmission and distribution sectors.

•  Concerning the broader equity markets, 2011 was characterized by significant equity market (and credit market outside North America) volatility brought on by investor uncertainty over the health of credit/lending markets, national banking systems, and government fiscal balance sheets across the globe, and the potential for credit market and balance sheet weakness to put significant pressure on various national economies. While no region was spared entirely, the U.S. equity markets outperformed their regional counterparts, with meaningful declines in European and the Asia Pacific stock markets.

•  Despite broader macroeconomic uncertainty, operating trends within infrastructure remained quite resilient in 2011 and were the primary cause for infrastructure stock outperformance relative to the broader global equity markets, as measured by the MSCI World Index. Favorable operating fundamentals spanned most infrastructure sectors in 2011 but were most readily apparent in the energy infrastructure category in North America, where the buildout of new long-haul pipelines for crude oil transportation and gathering and processing networks associated with natural gas and natural gas liquids (NGLs) continues to be robust. Backlog for projects associated with this area of infrastructure extends out for the next several years, and the medium- to longer-term attractiveness of this sector was underscored by a number of merger and acquisition (M&A) transactions that occurred within the sector in 2011. Another area of robust growth in 2011 was communications, where wireless phone providers struggled to keep up with the ever-increasing demand brought on by incremental smartphone usage. While this increased demand did not translate into stock outperformance for our wireless tower companies in the past year, this incremental demand has only reinforced what is already a multi-year backlog of equipment enhancements and new tower builds needed to meet wireless carrier needs. It is worth pointing out that despite significant share price underperformance in 2011 of companies in the ports and airport infrastructure sectors, operating trends even for these companies were favorable, with most companies reporting year over year volume growth and price/tariff increases.

Management Strategies

•  We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Select Global Infrastructure Portfolio

long-term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and Net Asset Value growth prospects. Our research currently leads us to an overweighting in the Portfolio (amongst the largest sectors) to a group of companies in the communications, gas distribution, toll roads, and pipeline companies sectors, and an underweighting to companies in the transmission and distribution, gas midstream, and European regulated utilities sectors.

•  Looking toward 2012, we are most positive regarding our positions in Asia in the utility (particularly gas distribution) and toll road sectors, which we believe have the most favorable risk-return characteristics in our investment universe and possess a compelling combination of meaningful discounts to intrinsic value and strong growth outlooks. We believe operating results for companies in these two sectors should remain favorable despite the potential for a more moderate growth trajectory in China. We are also favorable on companies within the communications sector, which while trading at more modest discounts than our overweight positions in Asia, in our view, continue to possess very resilient secular fundamental trends and may produce sustainable cash flow growth that is not currently fully reflected in share prices. For energy infrastructure, while we believe fundamental trends will remain strong in the coming year, we are more cautious on valuations, in particular in the midstream sector, where we believe near-term valuation levels are stretched relative to historical levels. Due to these stretched near-term valuation levels and operating fundamentals that are more sensitive to volume and end-product pricing relative to the pipeline sector, our preference is to favor pipelines. For electricity transmission and distribution and gas distribution utilities in North America, we find current valuations less favorable, but acknowledge the appeal of these companies among certain investors looking for safety in an uncertain macroeconomic environment. Finally, we expect to remain selective in the European regulated utility sector due to ongoing regulatory risk, in particular for those utilities in continental Europe.

*  Minimum Investment

**  Commenced Operations on September 20, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon it will be negatively impacted by additional fees assessed to these classes.

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1) and the S&P Global BMI Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	15.95%	—	—	16.57%
Dow Jones Brookfield Global Infrastructure IndexSM	13.75	—	—	15.80
S&P Global BMI Index	–7.72	—	—	1.77

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Select Global Infrastructure Portfolio

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class H Shares w/o sales charges(4)	15.67%	—	—	16.29%
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	10.17	—	—	11.94
Dow Jones Brookfield Global Infrastructure IndexSM	13.75	—	—	15.80
S&P Global BMI Index	–7.72	—	—	1.77
Portfolio — Class L Shares w/o sales charges(4)	15.12	—	—	15.73
Dow Jones Brookfield Global Infrastructure IndexSM	13.75	—	—	15.80
S&P Global BMI Index	–7.72	—	—	1.77
Portfolio — Class P Shares w/o sales charges(4)	15.67	—	—	16.29
Dow Jones Brookfield Global Infrastructure IndexSM	13.75	—	—	15.80
S&P Global BMI Index	–7.72	—	—	1.77

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 26 developed and 20 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on September 20, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	49.0%
Transmission & Distribution	16.1
Communications	14.7
Other*	13.6
Toll Roads	6.6
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Select Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (96.6%)
Australia (4.6%)
APA Group (Stapled Securities) (a)(b)	17,400	$80
Australian Infrastructure Fund (Stapled Securities) (a)(b)	6,500	13
DUET Group (Stapled Securities) (a)(b)	38,860	70
Macquarie Atlas Roads Group (Stapled Securities) (a)(c)	13,400	18
Spark Infrastructure Group	44,914	63
Sydney Airport (Stapled Securities) (a)	50,700	138
Transurban Group (Stapled Securities) (a)	37,200	214
		596
Brazil (0.7%)
Cia de Saneamento Basico do Estado de Sao Paulo ADR (c)	1,600	89
Canada (13.5%)
Enbridge, Inc.	19,569	731
TransCanada Corp.	23,100	1,010
		1,741
China (13.5%)
Beijing Enterprises Holdings Ltd. (d)	126,000	756
China Gas Holdings Ltd. (d)	1,030,000	474
China Merchants Holdings International Co., Ltd. (d)	28,601	83
ENN Energy Holdings Ltd. (d)	44,000	141
Jiangsu Expressway Co., Ltd. H Shares (d)	188,000	173
Sichuan Expressway Co. Ltd. H Shares (d)	281,000	113
		1,740
France (3.5%)
Eutelsat Communications SA	735	29
SES SA	17,815	427
		456
Hong Kong (2.4%)
Hong Kong & China Gas Co., Ltd.	133,100	309
Italy (3.8%)
Atlantia SpA	4,888	78
Snam Rete Gas SpA	50,099	221
Societa Iniziative Autostradali e Servizi SpA	25,890	195
		494
Japan (0.4%)
Tokyo Gas Co., Ltd.	12,000	55
Netherlands (1.1%)
Koninklijke Vopak N.V.	2,595	137
Spain (3.5%)
Abertis Infraestructuras SA	11,022	176
Enagas SA	4,647	86
Ferrovial SA	9,160	111
Red Electrica Corp. SA	1,726	74
		447
Switzerland (0.4%)
Flughafen Zuerich AG (Registered)	168	58

	Shares	Value (000)
United Kingdom (11.5%)
National Grid PLC	121,294	$1,177
Pennon Group PLC	5,300	59
Severn Trent PLC	5,900	137
United Utilities Group PLC	12,700	120
		1,493
United States (37.7%)
AGL Resources, Inc.	1,680	71
American Tower Corp., Class A	12,640	758
American Water Works Co., Inc.	6,300	201
CenterPoint Energy, Inc.	15,620	314
Crown Castle International Corp. (c)	9,690	434
Enbridge Energy Management LLC (c)	7,155	249
ITC Holdings Corp.	4,280	325
Kinder Morgan Management LLC (c)	2,608	205
NiSource, Inc.	8,680	207
Northeast Utilities	7,600	274
Northwest Natural Gas Co.	570	27
NSTAR	1,780	84
Oneok, Inc.	2,330	202
Pepco Holdings, Inc.	3,280	67
PG&E Corp.	3,310	136
SBA Communications Corp., Class A (c)	5,540	238
Sempra Energy	8,180	450
Southwest Gas Corp.	1,660	70
Spectra Energy Corp.	18,390	565
		4,877
Total Common Stocks (Cost $11,025)		12,492
Short-Term Investment (2.8%)
Investment Company (2.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $361)	361,322	361
Total Investments (99.4%) (Cost $11,386)		12,853
Other Assets in Excess of Liabilities (0.6%)		81
Net Assets (100.0%)		$12,934

(a)  Comprised of securities in separate entities that are traded as a single stapled security.

(b)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(c)  Non-income producing security.

(d)  Security trades on the Hong Kong exchange.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Select Global Infrastructure Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$209	$—	$—	$209
Communications	1,886	—	—	1,886
Diversified	495	—	—	495
Oil & Gas Storage & Transportation	6,295	—	—	6,295
Ports	83	—	—	83
Toll Roads	854	—	—	854
Transmission & Distribution	2,064	—	—	2,064
Water	606	—	—	606
Total Common Stocks	12,492	—	—	12,492
Short-Term Investment — Investment Company	361	—	—	361
Total Assets	$12,853	$—	$—	$12,853

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Advantage Portfolio

The Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established companies with capitalizations within the range of companies included in the Russell 1000® Growth Index.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 5.33%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 2.64%.

Factors Affecting Performance

•  Equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed. The broad market's relatively flat return (as measured by the S&P 500® Index) for the year overall masked its more significant gyrations, as investors reacted to the worsening debt crisis in Europe, political strife in the Middle East, the natural disasters and nuclear crisis in Japan, political infighting in the U.S. and the downgrade of the U.S.'s credit rating by Standard & Poor's. Developed world economies also looked weaker than expected — the U.S. economy was nearing its stall speed in the first half of 2011, while European economies were expected to fall into recession in 2012. Despite the barrage of negative news, the strength of U.S. corporate earnings remained a bright spot for investors during the year.

•  Against this backdrop, investors' appetite for risk was diminished. This helped large-cap stocks outperform mid- and small-cap stocks (as measured by their respective Russell indexes) for the year ended December 31, 2011.

•  Stock selection and an overweight in the consumer discretionary sector were the most additive to relative returns. Leading contributors in the sector were a coffee retailer, a cosmetics company, and a restaurant company that owns several global fast food brands.

•  Stock selection and an underweight technology were beneficial to performance. Holdings in a personal computer, mobile communications, and media devices manufacturer, a communications equipment maker, and an Internet search and online services provider bolstered relative performance.

•  An overweight in the consumer staples sector also aided relative performance, although stock selection in the sector slightly detracted.

•  Stock selection in the financial services sector diminished relative gains. Holdings in a global property, power, and infrastructure asset management company based in Canada (not represented in the Index) and a holding company with subsidiaries in a variety of industries including financial services were among the largest detractors in the sector.

•  Stock selection in the producer durables sector was also unfavorable, due to lagging returns from a Hong Kong-based global consumer goods exporter and an energy and waste services company.

•  Additionally, stock selection in the health care sector detracted from relative performance. The Portfolio held only two stocks in the sector and both declined during the period.

Management Strategies

•  We look for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. In seeking these companies, we use intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment

**  Commenced Operations on June 30, 2008.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon different inception dates and will be negatively impacted by additional fees assessed to these classes.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Advantage Portfolio

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	5.33%	—	—	4.73%
Russell 1000® Growth Index	2.64	—	—	3.09
Lipper Large-Cap Growth Funds Index	–2.90	—	—	0.33
Portfolio — Class H Shares w/o sales charges(4)	5.06	—	—	4.49
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	0.08	—	—	3.04
Russell 1000® Growth Index	2.64	—	—	3.09
Lipper Large-Cap Growth Funds Index	–2.90	—	—	0.33
Portfolio — Class L Shares w/o sales charges(4)	5.19	—	—	4.53
Russell 1000® Growth Index	2.64	—	—	3.09
Lipper Large-Cap Growth Funds Index	–2.90	—	—	0.33
Portfolio — Class P Shares w/o sales charges(4)	5.07	—	—	16.05
Russell 1000® Growth Index	2.64	—	—	13.66
Lipper Large-Cap Growth Funds Index	–2.90	—	—	9.90

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate. The Distributor has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Portfolio to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis.

(4)  On May 21, 2010 Class A, Class B, Class C, and Class I shares of Van Kampen Core Growth Fund ("the Predecessor Fund") were reorganized into Class H, Class H, Class L, and Class I shares of Morgan Stanley Advantage Portfolio ("the Portfolio"), respectively. Class H, Class L, and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I, Class H, and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class A, C, and I shares of the Predecessor Fund commenced operations on June 30, 2008. Class P shares commenced offering on May 21, 2010. Performance for Class H shares has been restated to reflect the Portfolio's applicable sales charge.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	53.1%
Commercial Services	11.2
Diversified Retail	9.5
Restaurants	8.8
Computer Technology	6.2
Beverage: Soft Drinks	6.0
Foods	5.2
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Advantage Portfolio

	Shares	Value (000)
Common Stocks (94.4%)
Alternative Energy (1.6%)
OGX Petroleo e Gas Participacoes SA (Brazil) (a)	18,506	$135
Beverage: Brewers & Distillers (2.5%)
Anheuser-Busch InBev N.V. ADR	3,539	216
Beverage: Soft Drinks (5.9%)
Coca-Cola Co. (The)	1,776	124
Dr. Pepper Snapple Group, Inc.	4,759	188
PepsiCo, Inc.	2,863	190
		502
Commercial Services (11.2%)
eBay, Inc. (a)	10,873	330
Intertek Group PLC (United Kingdom)	7,283	230
Leucadia National Corp.	4,761	108
Weight Watchers International, Inc.	5,044	278
		946
Communications Technology (4.6%)
Motorola Solutions, Inc.	8,335	386
Computer Services, Software & Systems (4.9%)
Google, Inc., Class A (a)	644	416
Computer Technology (6.2%)
Apple, Inc. (a)	1,291	523
Consumer Lending (3.8%)
Berkshire Hathaway, Inc., Class B (a)	2,720	207
CME Group, Inc.	484	118
		325
Cosmetics (1.8%)
Natura Cosmeticos SA (Brazil)	8,022	156
Diversified Manufacturing Operations (1.4%)
Danaher Corp.	2,547	120
Diversified Materials & Processing (2.7%)
Schindler Holding AG (Switzerland)	1,969	229
Diversified Media (1.5%)
McGraw-Hill Cos., Inc. (The)	2,750	124
Diversified Retail (9.5%)
Amazon.com, Inc. (a)	1,870	324
Costco Wholesale Corp.	2,443	203
Fastenal Co.	3,247	142
McDonald's Corp.	1,307	131
		800
Financial Data & Systems (1.4%)
MSCI, Inc., Class A (a)	3,595	118
Foods (5.2%)
Nestle SA ADR (Switzerland)	3,924	226
Sara Lee Corp.	11,262	213
		439
Pharmaceuticals (4.4%)
Mead Johnson Nutrition Co.	5,356	368
Real Estate Investment Trusts (REIT) (3.5%)
Brookfield Asset Management, Inc., Class A (Canada)	10,668	293

	Shares	Value (000)
Recreational Vehicles & Boats (3.0%)
Edenred (France)	10,448	$257
Restaurants (8.8%)
Dunkin' Brands Group, Inc. (a)	4,683	117
Starbucks Corp.	7,043	324
Yum! Brands, Inc.	5,097	301
		742
Scientific Instruments: Gauges & Meters (1.2%)
Thermo Fisher Scientific, Inc. (a)	2,258	102
Scientific Instruments: Pollution Control (1.3%)
Covanta Holding Corp.	7,794	107
Textiles Apparel & Shoes (3.0%)
Coach, Inc.	2,252	138
NIKE, Inc., Class B	1,236	119
		257
Tobacco (3.2%)
Philip Morris International, Inc.	3,402	267
Wholesale & International Trade (1.8%)
Li & Fung Ltd. (b)	84,000	155
Total Common Stocks (Cost $6,856)		7,983
Convertible Preferred Stocks (0.7%)
Alternative Energy (0.7%)
Better Place, Inc. (a)(c)(d) (Cost $32)	12,982	59
Short-Term Investment (4.6%)
Investment Company (4.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $386)	386,241	386
Total Investments (99.7%) (Cost $7,274)		8,428
Other Assets in Excess of Liabilities (0.3%)		26
Net Assets (100.0%)		$8,454

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Security has been deemed illiquid at December 31, 2011.

(d)  At December 31, 2011, the Portfolio held a fair valued security valued at approximately $59,000, representing 0.7% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Advantage Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Alternative Energy	$135	$—	$—	$135
Beverage: Brewers & Distillers	216	—	—	216
Beverage: Soft Drinks	502	—	—	502
Commercial Services	946	—	—	946
Communications Technology	386	—	—	386
Computer Services, Software & Systems	416	—	—	416
Computer Technology	523	—	—	523
Consumer Lending	325	—	—	325
Cosmetics	156	—	—	156
Diversified Manufacturing Operations	120	—	—	120
Diversified Materials & Processing	229	—	—	229
Diversified Media	124	—	—	124
Diversified Retail	800	—	—	800
Financial Data & Systems	118	—	—	118
Foods	439	—	—	439
Pharmaceuticals	368	—	—	368
Real Estate Investment Trusts (REIT)	293	—	—	293
Recreational Vehicles & Boats	257	—	—	257
Restaurants	742	—	—	742
Scientific Instruments: Gauges & Meters	102	—	—	102
Scientific Instruments: Pollution Control	107	—	—	107
Textiles Apparel & Shoes	257	—	—	257
Tobacco	267	—	—	267
Wholesale & International Trade	155	—	—	155
Total Common Stocks	7,983	—	—	7,983
Convertible Preferred Stocks	—	—	59	59
Short-Term Investment — Investment Company	386	—	—	386
Total Assets	$8,369	$—	$59	$8,428

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Convertible Preferred Stocks (000)
Beginning Balance	$32
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	27
Realized gains (losses)	—
Ending Balance	$59
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$27

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Focus Growth Portfolio

The Focus Growth Portfolio (the "Portfolio") seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -7.30%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 2.64%.

Factors Affecting Performance

•  Equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed. The broad market's relatively flat return (as measured by the S&P 500® Index) for the year overall masked its more significant gyrations, as investors reacted to the worsening debt crisis in Europe, political strife in the Middle East, the natural disasters and nuclear crisis in Japan, political infighting in the U.S. and the downgrade of the U.S.'s credit rating by Standard & Poor's. Developed world economies also looked weaker than expected — the U.S. economy was nearing its stall speed in the first half of 2011, while European economies were expected to fall into recession in 2012. Despite the barrage of negative news, the strength of U.S. corporate earnings remained a bright spot for investors during the year.

•  Against this backdrop, investors' appetite for risk was diminished. This helped large-cap stocks outperform mid- and small-cap stocks (as measured by their respective Russell indexes) for the year ended December 31, 2011.

•  Stock selection in the consumer discretionary sector detracted the most from relative performance, led lower by a video streaming service, an online retailer, and a South African diversified media company (not represented in the Index).

•  Stock selection in the energy sector further dampened performance, with weakness from positions in an oil and gas production company and a solar power systems manufacturer. The Portfolio's lack of exposure to integrated oil companies, a group which performed well during the period, also hurt performance on a relative basis.

•  Underperformance was also driven by stock selection in the financial services sector. Within the sector, out-of-benchmark exposures to a Brazilian securities exchange operator and a global property, power, and infrastructure asset management company based in Canada, were among the weakest-performing holdings, as was a holding company engaged in a variety of businesses.

•  The technology sector was the main positive contributor to performance, due to favorable stock selection. The sector was led by a personal computer, mobile communications, and media devices manufacturer, a Chinese internet search provider (which is not represented in the Index), and a communications equipment maker.

Management Strategies

•  We look for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. In seeking these companies, we use intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Focus Growth Portfolio

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	–7.30%	3.76%	3.79%	9.87%
Russell 1000® Growth Index	2.64	2.50	2.60	6.88
Lipper Large-Cap Growth Funds Index	–2.90	0.85	1.43	5.83
Portfolio — Class P Shares w/o sales charges(5)	–7.53	3.49	3.53	7.73
Russell 1000® Growth Index	2.64	2.50	2.60	5.48
Lipper Large-Cap Growth Funds Index	–2.90	0.85	1.43	4.40

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on March 8, 1995.

(5)  Commenced offering on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	40.6%
Computer Services, Software & Systems	19.4
Diversified Retail	15.3
Computer Technology	12.5
Short-Term Investments	7.2
Communications Technology	5.0
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Focus Growth Portfolio

	Shares	Value (000)
Common Stocks (92.2%)
Air Transport (2.3%)
Expeditors International of Washington, Inc.	13,386	$548
Alternative Energy (2.8%)
Ultra Petroleum Corp. (a)	22,396	663
Biotechnology (1.6%)
Illumina, Inc. (a)	12,883	393
Chemicals: Diversified (3.7%)
Monsanto Co.	12,743	893
Commercial Finance & Mortgage Companies (2.0%)
BM&F Bovespa SA (Brazil)	90,750	477
Commercial Services (1.9%)
Leucadia National Corp.	19,647	447
Communications Technology (5.1%)
Motorola Solutions, Inc.	26,207	1,213
Computer Services, Software & Systems (19.4%)
Baidu, Inc. ADR (China) (a)	7,539	878
Facebook, Inc., Class B (a)(b)(c)	23,263	628
Google, Inc., Class A (a)	3,219	2,079
LinkedIn Corp., Class A (a)	4,374	276
Salesforce.com, Inc. (a)	5,772	586
Zynga, Inc., Class A (a)	21,372	201
		4,648
Computer Technology (12.5%)
Apple, Inc. (a)	6,602	2,674
Yandex N.V., Class A (Russia) (a)	16,398	323
		2,997
Diversified Media (1.7%)
Naspers Ltd., Class N (South Africa)	9,489	415
Diversified Retail (15.4%)
Amazon.com, Inc. (a)	12,048	2,085
Fastenal Co.	11,870	518
Groupon, Inc. (a)	19,513	403
NetFlix, Inc. (a)	3,389	235
Priceline.com, Inc. (a)	931	435
		3,676
Financial Data & Systems (1.8%)
MSCI, Inc., Class A (a)	13,159	433
Medical Equipment (4.3%)
Intuitive Surgical, Inc. (a)	2,240	1,037
Metals & Minerals: Diversified (1.3%)
Molycorp, Inc. (a)	13,114	314
Pharmaceuticals (3.5%)
Mead Johnson Nutrition Co.	12,106	832
Real Estate Investment Trusts (REIT) (3.9%)
Brookfield Asset Management, Inc., Class A (Canada)	34,011	935
Recreational Vehicles & Boats (4.0%)
Edenred (France)	39,301	967

	Shares	Value (000)
Semiconductors & Components (2.7%)
ARM Holdings PLC ADR (United Kingdom)	17,719	$490
First Solar, Inc. (a)	4,898	166
		656
Wholesale & International Trade (2.3%)
Li & Fung Ltd. (d)	292,200	541
Total Common Stocks (Cost $22,193)		22,085
Convertible Preferred Stocks (0.8%)
Alternative Energy (0.8%)
Better Place, Inc. Series B (a)(b)(c)	21,064	96
Better Place, Inc. Series C (a)(b)(c)	23,437	106
Total Convertible Preferred Stocks (Cost $159)		202
Short-Term Investment (7.2%)
Investment Company (7.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $1,727)	1,726,533	1,727
Total Investments (100.2%) (Cost $24,079)		24,014
Liabilities in Excess of Other Assets (-0.2%)		(49)
Net Assets (100.0%)		$23,965

(a)  Non-income producing security.

(b)  At December 31, 2011, the Portfolio held fair valued securities valued at approximately $830,000, representing 3.5% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2011.

(d)  Security trades on the Hong Kong exchange.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Focus Growth Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Transport	$548	$—	$—	$548
Alternative Energy	663	—	—	663
Biotechnology	393	—	—	393
Chemicals: Diversified	893	—	—	893
Commercial Finance & Mortgage Companies	477	—	—	477
Commercial Services	447	—	—	447
Communications Technology	1,213	—	—	1,213
Computer Services, Software & Systems	4,020	—	628	4,648
Computer Technology	2,997	—	—	2,997
Diversified Media	415	—	—	415
Diversified Retail	3,676	—	—	3,676
Financial Data & Systems	433	—	—	433
Medical Equipment	1,037	—	—	1,037
Metals & Minerals: Diversified	314	—	—	314
Pharmaceuticals	832	—	—	832
Real Estate Investment Trusts (REIT)	935	—	—	935
Recreational Vehicles & Boats	967	—	—	967
Semiconductors & Components	656	—	—	656
Wholesale & International Trade	541	—	—	541
Total Common Stocks	21,457	—	628	22,085
Convertible Preferred Stocks	—	—	202	202
Short-Term Investment —
Investment Company	1,727	—	—	1,727
Total Assets	$23,184	$—	$830	$24,014

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Convertible Preferred Stocks (000)
Beginning Balance	$—	$53
Purchases	512	106
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Change in unrealized appreciation (depreciation)	116	43
Realized gains (losses)	—	—
Ending Balance	$628	$202
Net change in unrealized appreciation/ depreciation from investments still held as of December 31, 2011	$116	$43

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Growth Portfolio

The Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -3.01%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 2.64%.

Factors Affecting Performance

•  Equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed. The broad market's relatively flat return (as measured by the S&P 500® Index) for the year overall masked its more significant gyrations, as investors reacted to the worsening debt crisis in Europe, political strife in the Middle East, the natural disasters and nuclear crisis in Japan, political infighting in the U.S. and the downgrade of the U.S.'s credit rating by Standard & Poor's. Developed world economies also looked weaker than expected — the U.S. economy was nearing its stall speed in the first half of 2011, while European economies were expected to fall into recession in 2012. Despite the barrage of negative news, the strength of U.S. corporate earnings remained a bright spot for investors during the year.

•  Against this backdrop, investors' appetite for risk was diminished. This helped large-cap stocks outperform mid- and small-cap stocks (as measured by their respective Russell indexes) for the year ended December 31, 2011.

•  The Portfolio's relative underperformance was led by stock selection in the financial services sector. Within the sector, out-of-benchmark exposures to a Brazilian securities exchange operator and a global property, power, and infrastructure asset management company based in Canada, were among the weakest-performing holdings, as was a discount securities brokerage firm.

•  Stock selection in the energy sector further dampened performance, with weakness from positions in an oil and gas production company and a solar power systems manufacturer. The Portfolio's lack of exposure to integrated oil companies, a group which performed well during the period, also hurt performance on a relative basis.

•  Despite the relative gains of an overweight in the sector, stock selection in consumer discretionary detracted from relative performance, led lower by a video streaming service, an online retailer, and a South African diversified media company (not represented in the Index).

•  The technology sector was the main positive contributor to performance. The sector was led by a personal computer, mobile communications, and media devices manufacturer and a Chinese internet search provider (which is not represented in the Index).

•  The health care sector also added to relative gains, mostly due to favorable stock selection. Within the sector, holdings in a surgical systems manufacturer and specialty pharmaceuticals stock were the top contributors to performance.

Management Strategies

•  We look for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. In seeking these companies, we use intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Growth Portfolio

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	–3.01%	3.34%	3.42%	8.73%
Russell 1000® Growth Index	2.64	2.50	2.60	7.20
Lipper Large-Cap Growth Funds Index	–2.90	0.85	1.43	6.49
Portfolio — Class P Shares w/o sales charges(5)	–3.27	3.09	3.17	6.83
Russell 1000® Growth Index	2.64	2.50	2.60	5.48
Lipper Large-Cap Growth Funds Index	–2.90	0.85	1.43	4.40

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on April 2, 1991.

(5)  Commenced offering on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	56.7%
Computer Services, Software & Systems	18.6
Diversified Retail	13.6
Computer Technology	11.1
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (100.0%)
Air Transport (2.0%)
Expeditors International of Washington, Inc.	363,588	$14,893
Alternative Energy (3.3%)
Range Resources Corp.	168,834	10,457
Ultra Petroleum Corp. (a)	498,344	14,766
		25,223
Asset Management & Custodian (0.5%)
Citigroup, Inc. (See Note G-2)	79,854	2,101
Goldman Sachs Group, Inc. (The)	20,958	1,895
		3,996
Biotechnology (1.5%)
Illumina, Inc. (a)	372,445	11,352
Casinos & Gambling (1.5%)
Las Vegas Sands Corp. (a)	270,651	11,565
Chemicals: Diversified (3.1%)
Monsanto Co.	335,875	23,535
Commercial Finance & Mortgage Companies (1.8%)
BM&F Bovespa SA (Brazil)	2,575,066	13,529
Commercial Services (4.0%)
eBay, Inc. (a)	564,709	17,128
Leucadia National Corp.	567,507	12,905
		30,033
Communications Technology (4.3%)
Motorola Solutions, Inc.	707,841	32,766
Computer Services, Software & Systems (19.1%)
Baidu, Inc. ADR (China) (a)	217,824	25,370
Facebook, Inc., Class B (a)(b)(c)	1,000,782	27,021
Google, Inc., Class A (a)	84,598	54,642
LinkedIn Corp., Class A (a)	122,719	7,732
Salesforce.com, Inc. (a)	163,511	16,590
VMware, Inc., Class A (a)	87,422	7,273
Zynga, Inc., Class A (a)	630,208	5,930
		144,558
Computer Technology (11.4%)
Apple, Inc. (a)	186,880	75,687
NVIDIA Corp. (a)	175,975	2,439
Yandex N.V., Class A (Russia) (a)	438,686	8,642
		86,768
Consumer Lending (1.5%)
CME Group, Inc.	47,714	11,626
Diversified Financial Services (0.2%)
Bank of America Corp.	316,126	1,758
Diversified Media (3.4%)
McGraw-Hill Cos., Inc. (The)	298,533	13,425
Naspers Ltd., Class N (South Africa)	282,001	12,338
		25,763
Diversified Retail (14.0%)
Amazon.com, Inc. (a)	346,609	59,998
Fastenal Co.	354,805	15,473

	Shares	Value (000)
Groupon, Inc. (a)	530,764	$10,950
NetFlix, Inc. (a)	96,496	6,686
Priceline.com, Inc. (a)	27,896	13,047
		106,154
Financial Data & Systems (1.7%)
MSCI, Inc., Class A (a)	393,296	12,951
Insurance: Multi-Line (0.3%)
American International Group, Inc. (a)	89,894	2,086
Medical Equipment (3.9%)
Intuitive Surgical, Inc. (a)	64,434	29,834
Metals & Minerals: Diversified (1.2%)
Molycorp, Inc. (a)	365,766	8,771
Pharmaceuticals (5.1%)
Mead Johnson Nutrition Co.	348,587	23,959
Valeant Pharmaceuticals International, Inc. (Canada) (a)	311,072	14,524
		38,483
Real Estate Investment Trusts (REIT) (3.6%)
Brookfield Asset Management, Inc., Class A (Canada)	1,001,623	27,525
Recreational Vehicles & Boats (3.5%)
Edenred (France)	1,071,672	26,381
Restaurants (3.4%)
Starbucks Corp.	277,791	12,781
Yum! Brands, Inc.	215,070	12,691
		25,472
Securities Brokerage & Services (1.2%)
Charles Schwab Corp. (The)	777,943	8,760
Semiconductors & Components (2.5%)
ARM Holdings PLC ADR (United Kingdom)	499,397	13,818
First Solar, Inc. (a)	147,250	4,971
		18,789
Wholesale & International Trade (2.0%)
Li & Fung Ltd. (d)	8,339,202	15,440
Total Common Stocks (Cost $623,496)		758,011
Convertible Preferred Stocks (1.1%)
Alternative Energy (1.1%)
Better Place, Inc. (a)(b)(c) (Cost $4,355)	1,741,925	7,908
Short-Term Investment (1.7%)
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $12,909)	12,909,028	12,909
Total Investments (102.8%) (Cost $640,760)		778,828
Liabilities in Excess of Other Assets (-2.8%)		(20,858)
Net Assets (100.0%)		$757,970

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Growth Portfolio

(a)  Non-income producing security.

(b)  At December 31, 2011, the Portfolio held fair valued securities valued at approximately $34,929,000, representing 4.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2011.

(d)  Security trades on the Hong Kong exchange.

ADR  American Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Transport	$14,893	$—	$—	$14,893
Alternative Energy	25,223	—	—	25,223
Asset Management & Custodian	3,996	—	—	3,996
Biotechnology	11,352	—	—	11,352
Casinos & Gambling	11,565	—	—	11,565
Chemicals: Diversified	23,535	—	—	23,535
Commercial Finance & Mortgage Companies	13,529	—	—	13,529
Commercial Services	30,033	—	—	30,033
Communications Technology	32,766	—	—	32,766
Computer Services, Software & Systems	117,537	—	27,021	144,558
Computer Technology	86,768	—	—	86,768
Consumer Lending	11,626	—	—	11,626
Diversified Financial Services	1,758	—	—	1,758
Diversified Media	25,763	—	—	25,763
Diversified Retail	106,154	—	—	106,154
Financial Data & Systems	12,951	—	—	12,951
Insurance: Multi-Line	2,086	—	—	2,086
Medical Equipment	29,834	—	—	29,834
Metals & Minerals: Diversified	8,771	—	—	8,771
Pharmaceuticals	38,483	—	—	38,483
Real Estate Investment Trusts (REIT)	27,525	—	—	27,525
Recreational Vehicles & Boats	26,381	—	—	26,381
Restaurants	25,472	—	—	25,472
Securities Brokerage & Services	8,760	—	—	8,760
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Semiconductors & Components	$18,789	$—	$—	$18,789
Wholesale & International Trade	15,440	—	—	15,440
Total Common Stocks	730,990	—	27,021	758,011
Convertible Preferred Stocks	—	—	7,908	7,908
Short-Term Investment —
Investment Company	12,909	—	—	12,909
Total Assets	$743,899	$—	$34,929	$778,828

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Convertible Preferred Stocks (000)
Beginning Balance	$15,096	$4,355
Purchases	5,052	—
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Change in unrealized appreciation (depreciation)	6,873	3,553
Realized gains (losses)	—	—
Ending Balance	$27,021	$7,908
Net change in unrealized appreciation/ depreciation from investments still held as of December 31, 2011	$6,873	$3,553

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Insight Portfolio

The Insight Portfolio (the "Portfolio") seeks long-term capital appreciation.

Performance

For the period from inception on December 28, 2011 through December 31, 2011, the Portfolio had a total return based on net asset value per share of 0.60%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Russell 3000® Value Index (the "Index"), which returned 0.72% for the same period.

Factors Affecting Performance

•  The Portfolio launched a few days prior to the close of the reporting period. Such a short time frame would not provide a meaningful performance analysis as short-term returns may not be indicative of the Portfolio's long-term performance potential.

Management Strategies

•  We seek to invest primarily in established and cyclical franchise companies that we believe have strong name recognition, sustainable competitive advantages, and ample growth prospects, and are trading at an attractive discount to future cash flow generation capacity or asset value. We typically favor companies with the ability to generate attractive free cash flow yields. We utilize a bottom-up stock selection process, seeking attractive investments on an individual company basis. The companies we consider have market capitalizations within the range of companies included in the Russell 3000® Value Index (approximately $37 million to $386 billion as of November 30, 2011).

•  We continue to focus on assessing company prospects over a three- to five-year time horizon and on owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

Performance Compared to the Russell 3000® Value Index(1) and the Lipper Multi-Cap Value Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
	One Year	Five Years	Ten Years	Cumulative Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	—	—	—	0.60%
Russell 3000® Value Index	—	—	—	0.72
Lipper Multi-Cap Value Funds Index	—	—	—	0.78
Portfolio — Class H Shares w/o sales charges(4)	—	—	—	0.60
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	—	—	—	–4.19
Russell 3000® Value Index	—	—	—
Lipper Multi-Cap Value Funds Index	—	—	—	0.78
Portfolio — Class L Shares w/o sales charges(4)	—	—	—	0.60
Russell 3000® Value Index	—	—	—	0.72
Lipper Multi-Cap Value Funds Index	—	—	—	0.78

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Russell 3000® Value Index measures the performance of those companies in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Multi-Cap Value Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2011.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Insight Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Short-Term Investments	55.6%
Other*	37.7
Insurance: Property-Casualty	6.7
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Insight Portfolio

	Shares	Value (000)
Common Stocks (79.3%)
Beverage: Brewers & Distillers (6.0%)
Anheuser-Busch InBev N.V. ADR	273	$17
Molson Coors Brewing Co.	754	33
		50
Beverage: Soft Drinks (2.0%)
PepsiCo, Inc.	250	17
Chemicals: Diversified (7.8%)
CF Industries Holdings, Inc.	228	33
Mosaic Co. (The)	634	32
		65
Commercial Services (2.0%)
Leucadia National Corp.	724	17
Communications Technology (7.8%)
Motorola Solutions, Inc.	1,404	65
Consumer Lending (6.0%)
Berkshire Hathaway, Inc., Class B (a)	430	33
Brown & Brown, Inc.	741	17
		50
Diversified Materials & Processing (4.1%)
Diana Containerships, Inc. (Marshall Islands)	3,150	17
Fortune Brands Home & Security, Inc. (a)	997	17
		34
Foods (6.0%)
Nestle SA ADR (Switzerland)	581	33
Sara Lee Corp.	878	17
		50
Home Building (4.1%)
Brookfield Residential Properties, Inc. (Canada) (a)	2,205	17
NVR, Inc. (a)	25	17
		34
Insurance: Property-Casualty (11.9%)
Arch Capital Group Ltd. (a)	441	16
Markel Corp. (a)	80	33
Progressive Corp. (The)	2,556	50
		99
Real Estate (3.8%)
Howard Hughes Corp. (The) (a)	369	16
Tejon Ranch Co. (a)	657	16
		32
Real Estate Investment Trusts (REIT) (3.9%)
Brookfield Asset Management, Inc., Class A (Canada)	1,213	33
Restaurants (7.8%)
Carrols Restaurant Group, Inc. (a)	1,436	16
PF Chang's China Bistro, Inc.	1,578	49
		65

	Shares	Value (000)
Semiconductors & Components (6.1%)
First Solar, Inc. (a)	1,008	$34
Koninklijke Philips Electronics N.V. (Netherlands)	801	17
		51
Total Common Stocks (Cost $657)		662
Short-Term Investment (99.4%)
Investment Company (99.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $830)	830,000	830
Total Investments (178.7%) (Cost $1,487)		1,492
Liabilities in Excess of Other Assets (-78.7%)		(657)
Net Assets (100.0%)		$835

(a)  Non-income producing security.

ADR  American Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverage: Brewers & Distillers	$50	$—	$—	$50
Beverage: Soft Drinks	17	—	—	17
Chemicals: Diversified	65	—	—	65
Commercial Services	17	—	—	17
Communications Technology	65	—	—	65
Consumer Lending	50	—	—	50
Diversified Materials & Processing	34	—	—	34
Foods	50	—	—	50
Home Building	34	—	—	34
Insurance: Property-Casualty	99	—	—	99
Real Estate	32	—	—	32
Real Estate Investment Trusts (REIT)	33	—	—	33
Restaurants	65	—	—	65
Semiconductors & Components	51	—	—	51
Total Common Stocks	662	—	—	662

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Insight Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investment —
Investment Company	$830	$—	$—	$830
Total Assets	$1,492	$—	$—	$1,492

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Opportunity Portfolio

The Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established and emerging franchise companies with capitalizations within the range of companies included in the Russell 1000® Growth Index.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -0.46%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 2.64%.

Factors Affecting Performance

•  Equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed. The broad market's relatively flat return (as measured by the S&P 500® Index) for the year overall masked its more significant gyrations, as investors reacted to the worsening debt crisis in Europe, political strife in the Middle East, the natural disasters and nuclear crisis in Japan, political infighting in the U.S. and the downgrade of the U.S.'s credit rating by Standard & Poor's. Developed world economies also looked weaker than expected — the U.S. economy was nearing its stall speed in the first half of 2011, while European economies were expected to fall into recession in 2012. Despite the barrage of negative news, the strength of U.S. corporate earnings remained a bright spot for investors during the year.

•  Against this backdrop, investors' appetite for risk was diminished. This helped large-cap stocks outperform mid- and small-cap stocks (as measured by their respective Russell indexes) for the year ended December 31, 2011.

•  Stock selection in the consumer discretionary sector was the largest detractor from relative performance during the period, primarily due to holdings in a Brazilian real estate developer, an online retailer, and a Chinese department store operator. Stock selection in producer durables also hurt relative performance, with weakness from several holdings in the transport and logistics industry. Stock selection in energy was unfavorable as well. A holding in an oil and gas production company was the main cause of relative losses within the sector.

•  Stock selection in technology was a source of relative gains. Performance was led by positions in a personal computer, mobile communications, and media devices maker and a Chinese internet search provider (not represented in the Index). Stock selection and an overweight in financial services also added to relative returns, as holdings in several credit card companies performed well.

Management Strategies

•  We look for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. In seeking these companies, we use intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Opportunity Portfolio

*  Minimum Investment = $25,000

**  Performance shown for the Portfolio's Class H shares reflects the performance of the Class A shares of the Predecessor Fund for periods prior to May 21, 2010 and has been restated to reflect the Portfolio's applicable sales charge.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H shares will vary from the Class I, Class P and Class L shares based upon its different inception date and will be impacted by fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	–0.46%	5.16%	—	6.58%
Russell 1000® Growth Index	2.64	2.50	—	3.79
Lipper Multi-Cap Growth Funds Index	–4.02	0.87	—	2.93
Portfolio — Class H Shares w/o sales charges(4)	–0.73	4.86	3.85	3.68
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	–5.45	3.84	3.34	3.30
Russell 1000® Growth Index	2.64	2.50	2.60	1.89
Lipper Multi-Cap Growth Funds Index	–4.02	0.87	2.78	2.60
Portfolio — Class L Shares w/o sales charges(4)	–1.17	4.18	3.17	2.97
Russell 1000® Growth Index	2.64	2.50	2.60	1.89
Lipper Multi-Cap Growth Funds Index	–4.02	0.87	2.78	2.60
	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class P Shares w/o sales charges(4)	–0.72%	—	—	14.44%
Russell 1000® Growth Index	2.64	—	—	13.66
Lipper Multi-Cap Growth Funds Index	–4.02	—	—	10.47

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  On May 21, 2010 Class A, Class B, Class C, and Class I shares of Van Kampen Equity Growth Fund ("the Predecessor Fund") were reorganized into Class H, Class H, Class L, and Class I shares of Morgan Stanley Equity Growth Portfolio ("the Portfolio"), respectively. Class H, Class L, and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I, Class H, and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class I shares of the Predecessor Fund commenced offering on August 12, 2005. Each of the Class A and Class C shares of the Predecessor Fund commenced operations on May 28, 1998. Class P shares commenced offering on May 21, 2010. Performance for Class H shares has been restated to reflect the Fund's applicable sales charge. In October 2010, the Morgan Stanley Equity Growth Portfolio changed its name to the Morgan Stanley Opportunity Portfolio.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Opportunity Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	45.2%
Computer Services, Software & Systems	17.3
Diversified Retail	15.7
Consumer Lending	11.1
Computer Technology	10.7
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Opportunity Portfolio

	Shares	Value (000)
Common Stocks (95.2%)
Advertising Agencies (2.6%)
Omnicom Group, Inc.	141,329	$6,300
Air Transport (1.4%)
Expeditors International of Washington, Inc.	81,941	3,356
Alternative Energy (2.1%)
Ultra Petroleum Corp. (a)	176,297	5,224
Asset Management & Custodian (1.7%)
CETIP SA - Balcao Organizado de Ativos e Derivativos (Brazil)	290,627	4,199
Casinos & Gambling (4.7%)
Universal Entertainment Corp. (Japan)	246,500	6,818
Wynn Resorts Ltd.	42,168	4,659
		11,477
Chemicals: Diversified (2.8%)
Monsanto Co.	98,380	6,893
Commercial Services (0.4%)
China Merchants Holdings International Co., Ltd. (China) (b)	357,030	1,037
Communications Technology (1.8%)
Corning, Inc.	333,272	4,326
Computer Services, Software & Systems (17.5%)
Baidu, Inc. ADR (China) (a)	91,253	10,628
Facebook, Inc., Class B (a)(c)(d)	338,054	9,128
Google, Inc., Class A (a)	34,591	22,342
LinkedIn Corp., Class A (a)	9,352	589
		42,687
Computer Technology (10.8%)
Apple, Inc. (a)	64,853	26,265
Consumer Lending (11.2%)
CME Group, Inc.	27,960	6,813
Mastercard, Inc., Class A	30,458	11,355
Visa, Inc., Class A	90,378	9,176
		27,344
Consumer Services: Miscellaneous (1.6%)
Sun Art Retail Group Ltd. (Hong Kong) (a)	3,106,500	3,884
Diversified Retail (15.8%)
Abercrombie & Fitch Co., Class A	75,566	3,691
Amazon.com, Inc. (a)	129,464	22,410
Golden Eagle Retail Group Ltd. (China) (b)	2,495,000	5,275
Priceline.com, Inc. (a)	15,375	7,191
		38,567
Education Services (4.2%)
New Oriental Education & Technology Group, Inc. ADR (China) (a)	424,725	10,215
Home Building (1.8%)
Brookfield Incorporacoes SA (Brazil)	1,627,787	4,320
Insurance: Multi-Line (4.4%)
Greenlight Capital Re Ltd., Class A (a)	452,957	10,721
Metals & Minerals: Diversified (1.1%)
Molycorp, Inc. (a)	113,991	2,734

	Shares	Value (000)
Personal Care (1.4%)
Procter & Gamble Co. (The)	52,953	$3,533
Real Estate Investment Trusts (REIT) (2.6%)
Brookfield Asset Management, Inc., Class A (Canada)	229,060	6,295
Semiconductors & Components (1.2%)
Marvell Technology Group Ltd. (a)	217,843	3,017
Textiles Apparel & Shoes (1.4%)
Prada SpA (Italy) (a)	751,700	3,402
Truckers (2.7%)
DSV A/S (Denmark)	367,778	6,596
Total Common Stocks (Cost $199,323)		232,392
Convertible Preferred Stocks (1.7%)
Alternative Energy (1.7%)
Better Place, Inc. (a)(c)(d) (Cost $2,339)	935,447	4,247
Participation Notes (3.3%)
Beverage: Brewers & Distillers (3.3%)
Deutsche Bank AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 3/4/21 (Cost $6,514)	258,170	7,929
Short-Term Investment (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $1,625)	1,624,829	1,625
Total Investments (100.9%) (Cost $209,801)		246,193
Liabilities in Excess of Other Assets (-0.9%)		(2,143)
Net Assets (100.0%)		$244,050

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  At December 31, 2011, the Portfolio held fair valued securities valued at approximately $13,375,000, representing 5.5% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Security has been deemed illiquid at December 31, 2011.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Opportunity Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Advertising Agencies	$6,300	$—	$—	$6,300
Air Transport	3,356	—	—	3,356
Alternative Energy	5,224	—	—	5,224
Asset Management & Custodian	4,199	—	—	4,199
Casinos & Gambling	11,477	—	—	11,477
Chemicals: Diversified	6,893	—	—	6,893
Commercial Services	1,037	—	—	1,037
Communications Technology	4,326	—	—	4,326
Computer Services, Software & Systems	33,559	—	9,128	42,687
Computer Technology	26,265	—	—	26,265
Consumer Lending	27,344	—	—	27,344
Consumer Services: Miscellaneous	3,884	—	—	3,884
Diversified Retail	38,567	—	—	38,567
Education Services	10,215	—	—	10,215
Home Building	4,320	—	—	4,320
Insurance: Multi-Line	10,721	—	—	10,721
Metals & Minerals: Diversified	2,734	—	—	2,734
Personal Care	3,533	—	—	3,533
Real Estate Investment Trusts (REIT)	6,295	—	—	6,295
Semiconductors & Components	3,017	—	—	3,017
Textiles Apparel & Shoes	3,402	—	—	3,402
Truckers	6,596	—	—	6,596
Total Common Stocks	223,264	—	9,128	232,392
Convertible Preferred Stocks	—	—	4,247	4,247
Participation Notes	—	7,929	—	7,929
Short-Term Investment —
Investment Company	1,625	—	—	1,625
Total Assets	$224,889	$7,929	$13,375	$246,193

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Convertible Preferred Stocks (000)
Beginning Balance	$—	$2,339
Purchases	7,438	—
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Change in unrealized appreciation (depreciation)	1,690	1,908
Realized gains (losses)	—	—
Ending Balance	$9,128	$4,247
Net change in unrealized appreciation/ depreciation from investments still held as of December 31, 2011	$1,690	$1,908

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Small Company Growth Portfolio

The Small Company Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -9.12%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Russell 2000® Growth Index (the "Index"), which returned -2.91%.

Factors Affecting Performance

•  Equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed. The broad market's relatively flat return (as measured by the S&P 500® Index) for the year overall masked its more significant gyrations, as investors reacted to the worsening debt crisis in Europe, political strife in the Middle East, the natural disasters and nuclear crisis in Japan, political infighting in the U.S. and the downgrade of the U.S.'s credit rating by Standard & Poor's. Developed world economies also looked weaker than expected — the U.S. economy was nearing its stall speed in the first half of 2011, while European economies were expected to fall into recession in 2012. Despite the barrage of negative news, the strength of U.S. corporate earnings remained a bright spot for investors during the year.

•  Against this backdrop, investors' appetite for risk was diminished. As such, mid- and small-cap stocks underperformed large-cap stocks (as measured by their respective Russell indexes) for the year ended December 31, 2011.

•  Within the Portfolio, the consumer discretionary sector was the largest detractor from relative performance, due to the negative impact of stock selection and an overweight in the sector. Stocks in the sector faced a challenging environment during the period, given the erosion of investor confidence in the economy's prospects. Positions in diversified retail, specialty retail, home building, and restaurants were among the main detractors in the sector.

•  Stock selection in the materials and processing sector was disadvantageous to relative performance, as was an overweight in the sector. A position in a rare earths producer was the largest drag on returns.

•  The financial services sector was another area of weakness. Holdings in an independent investment bank, a financial data provider, and a portfolio management services provider diminished relative returns.

•  In contrast, the utilities sector was a positive contributor to relative returns during the period. Within the sector, the Portfolio held only two stocks and both posted gains during the period.

•  Positive relative performance also came from the energy sector, with good results from an oil and gas exploration and production company. An underweight in the sector was beneficial to relative results as well.

Management Strategies

•  We look for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. In seeking these companies, we use intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Small Company Growth Portfolio

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon different inception dates and will be negatively impacted by additional fees assessed to these classes.

Performance Compared to the Russell 2000® Growth Index(1) and the Lipper Small-Cap Growth Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	–9.12%	0.49%	5.68%	10.39%
Russell 2000® Growth Index	–2.91	2.09	4.48	6.40
Lipper Small-Cap Growth Funds Index	–3.40	1.14	3.65	8.30
Portfolio — Class P Shares w/o sales charges(5)	–9.28	0.24	5.42	8.99
Russell 2000® Growth Index	–2.91	2.09	4.48	4.38
Lipper Small-Cap Growth Funds Index	–3.40	1.14	3.65	5.74
Portfolio — Class H Shares w/o sales charges(6)	—	—	—	–3.46
Portfolio — Class H Shares with maximum 4.75% sales charges(6)	—	—	—	–8.04
Russell 2000® Growth Index	—	—	—	–1.26
Lipper Small-Cap Growth Funds Index	—	—	—	–1.71
Portfolio — Class L Shares w/o sales charges(6)	—	—	—	–3.54
Russell 2000® Growth Index	—	—	—	–1.26
Lipper Small-Cap Growth Funds Index	—	—	—	–1.71

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Small-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on November 1, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on November 11, 2011.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	71.7%
Commercial Services	14.1
Computer Services, Software & Systems	8.9
Utilities: Electrical	5.3
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (93.4%)
Advertising Agencies (2.2%)
Lamar Advertising Co., Class A (a)	1,110,961	$30,551
Asset Management & Custodian (2.5%)
CETIP SA - Balcao Organizado de Ativos e Derivativos (Brazil)	779,119	11,257
Greenhill & Co., Inc.	630,516	22,932
		34,189
Banks: Diversified (1.6%)
Financial Engines, Inc. (a)	1,009,168	22,535
Biotechnology (1.0%)
Abcam PLC (United Kingdom)	2,366,278	13,413
Casinos & Gambling (1.5%)
Lakes Entertainment, Inc. (a)	628,322	1,181
Universal Entertainment Corp. (Japan)	724,800	20,048
		21,229
Cement (1.6%)
Eagle Materials, Inc.	872,333	22,384
Chemicals: Diversified (3.7%)
Intrepid Potash, Inc. (a)	752,868	17,038
Rockwood Holdings, Inc. (a)	883,059	34,766
		51,804
Commercial Services (14.2%)
Advisory Board Co. (The) (a)	909,986	67,530
Corporate Executive Board Co. (The)	1,142,695	43,537
CoStar Group, Inc. (a)	781,559	52,153
MercadoLibre, Inc. (Brazil)	428,541	34,086
		197,306
Computer Services, Software & Systems (8.9%)
MakeMyTrip Ltd. (India) (a)	1,005,771	24,179
NetSuite, Inc. (a)	1,104,253	44,777
OpenTable, Inc. (a)	734,959	28,759
Solera Holdings, Inc.	596,714	26,578
		124,293
Computer Technology (3.2%)
Bankrate, Inc. (a)	1,331,969	28,637
Youku.com, Inc. ADR (China) (a)	706,488	11,071
Zillow, Inc. (a)	217,045	4,879
		44,587
Consumer Electronics (1.0%)
Sohu.com, Inc. (China) (a)	273,100	13,655
Diversified Retail (4.8%)
Blue Nile, Inc. (a)	875,361	35,785
Citi Trends, Inc. (a)	707,845	6,215
Pricesmart, Inc.	200,817	13,975
Shutterfly, Inc. (a)	447,014	10,174
		66,149
Electronic Components (1.1%)
Cogent Communications Group, Inc. (a)	877,368	14,819

	Shares	Value (000)
Entertainment (2.6%)
Vail Resorts, Inc.	844,051	$35,754
Foods (0.9%)
Country Style Cooking Restaurant Chain Co., Ltd. ADR (China) (a)	765,590	5,642
Ocado Group PLC (United Kingdom) (a)	8,345,355	7,051
		12,693
Health Care Facilities (0.1%)
LCA-Vision, Inc. (a)	698,269	2,025
Health Care Management Services (2.8%)
HMS Holdings Corp. (a)	1,208,455	38,646
Health Care Services (3.1%)
athenahealth, Inc. (a)	870,927	42,780
Home Building (0.8%)
Brookfield Incorporacoes SA (Brazil)	4,440,810	11,785
Insurance: Multi-Line (2.5%)
Greenlight Capital Re Ltd., Class A (a)	1,269,160	30,041
Pico Holdings, Inc. (a)	257,534	5,300
		35,341
Medical & Dental Instruments & Supplies (3.7%)
Techne Corp.	764,633	52,194
Medical Services (1.8%)
Accretive Health, Inc. (a)	860,651	19,778
Zeltiq Aesthetics, Inc. (a)	494,201	5,614
		25,392
Metals & Minerals: Diversified (2.9%)
Lynas Corp. Ltd. (Australia) (a)	37,612,956	40,202
Oil Well Equipment & Services (1.5%)
Oasis Petroleum, Inc. (a)	704,486	20,494
Pharmaceuticals (2.7%)
Gen-Probe, Inc. (a)	349,349	20,654
Ironwood Pharmaceuticals, Inc. (a)	1,372,605	16,430
		37,084
Printing and Copying Services (1.1%)
VistaPrint N.V. (a)	479,589	14,675
Publishing (2.0%)
Morningstar, Inc.	473,458	28,147
Restaurants (4.4%)
Dunkin' Brands Group, Inc. (a)	735,951	18,384
PF Chang's China Bistro, Inc.	1,396,466	43,165
		61,549
Scientific Instruments: Pollution Control (1.4%)
Covanta Holding Corp.	1,420,915	19,452
Semiconductors & Components (1.7%)
Tessera Technologies, Inc. (a)	1,380,539	23,124
Technology: Miscellaneous (1.2%)
iRobot Corp. (a)	572,862	17,100

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Shares	Value (000)
Telecommunications Equipment (2.3%)
Angie's List, Inc. (a)	1,357,431	$21,854
Pandora Media, Inc. (a)	1,027,246	10,283
		32,137
Truckers (1.3%)
LLX Logistica SA (Brazil) (a)	10,010,019	18,085
Utilities: Electrical (5.3%)
AET&D Holdings No 1 Ltd. (Australia) (a)(b)(c)	6,682,555	—
Brookfield Infrastructure Partners LP (Canada)	2,662,170	73,742
		73,742
Total Common Stocks (Cost $1,135,958)		1,299,315
Preferred Stocks (0.6%)
Health Care Services (0.5%)
Castlight Health, Inc. (a)(b)(c)	1,796,926	7,387
Technology: Miscellaneous (0.1%)
Glam Media, Inc. Series M-1 (a)(b)(c)	361,920	1,875
Glam Media, Inc. Escrow Series M-1 (a)(b)(c)	51,703	174
		2,049
Total Preferred Stocks (Cost $13,342)		9,436
Convertible Preferred Stocks (4.3%)
Alternative Energy (1.1%)
Better Place, Inc. (a)(b)(c)	3,465,201	15,732
Computer Services, Software & Systems (2.8%)
Twitter, Inc. Series E (a)(b)(c)	2,259,658	36,358
Workday, Inc. (a)(b)(c)	159,335	2,113
		38,471
Computer Technology (0.0%)
Youku.com, Inc., Class A (China) (a)(b)(c)	1	—	@
Consumer Services: Miscellaneous (0.4%)
Xoom Corp. Series F (a)(b)(c)	2,610,922	6,005
Total Convertible Preferred Stocks (Cost $24,268)		60,208
	Face Amount (000)
Promissory Notes (0.1%)
Technology: Miscellaneous (0.1%)
Glam Media, Inc. 9.00%, 12/3/13 (a)(b)(c)	$793	792
Glam Media, Inc. Escrow 9.00%, 12/3/13 (a)(b)(c)	113	73
Total Promissory Notes (Cost $2,515)		865
	Shares
Short-Term Investment (2.3%)
Investment Company (2.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $31,544)	31,543,629	31,544
Total Investments (100.7%) (Cost $1,207,627)		1,401,368
Liabilities in Excess of Other Assets (-0.7%)		(10,325)
Net Assets (100.0%)		$1,391,043

(a)  Non-income producing security.

(b)  At December 31, 2011, the Portfolio held fair valued securities valued at approximately $70,509,000, representing 5.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2011.

@  Value is less than $500.

ADR  American Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Advertising Agencies	$30,551	$—	$—	$30,551
Asset Management & Custodian	34,189	—	—	34,189
Banks: Diversified	22,535	—	—	22,535
Biotechnology	13,413	—	—	13,413
Casinos & Gambling	21,229	—	—	21,229
Cement	22,384	—	—	22,384
Chemicals: Diversified	51,804	—	—	51,804
Commercial Services	197,306	—	—	197,306
Computer Services, Software & Systems	124,293	—	—	124,293
Computer Technology	44,587	—	—	44,587
Consumer Electronics	13,655	—	—	13,655
Diversified Retail	66,149	—	—	66,149
Electronic Components	14,819	—	—	14,819
Entertainment	35,754	—	—	35,754
Foods	12,693	—	—	12,693
Health Care Facilities	2,025	—	—	2,025
Health Care Management Services	38,646	—	—	38,646
Health Care Services	42,780	—	—	42,780
Home Building	11,785	—	—	11,785
Insurance: Multi-Line	35,341	—	—	35,341
Medical & Dental Instruments & Supplies	52,194	—	—	52,194
Medical Services	25,392	—	—	25,392
Metals & Minerals: Diversified	40,202	—	—	40,202
Oil Well Equipment & Services	20,494	—	—	20,494
Pharmaceuticals	37,084	—	—	37,084
Printing and Copying Services	14,675	—	—	14,675
Publishing	28,147	—	—	28,147
Restaurants	61,549	—	—	61,549

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Scientific Instruments: Pollution Control	$19,452	$—	$—		$19,452
Semiconductors & Components	23,124	—	—		23,124
Technology: Miscellaneous	17,100	—	—		17,100
Telecommunications Equipment	32,137	—	—		32,137
Truckers	18,085	—	—		18,085
Utilities: Electrical	73,742	—	—	†	73,742
Total Common Stocks	1,299,315	—	—	†	1,299,315
Preferred Stocks	—	—	9,436		9,436
Convertible Preferred Stocks	—	—	60,208		60,208
Promissory Notes	—	—	865		865
Short-Term Investment —
Investment Company	31,544	—	—		31,544
Total Assets	$1,330,859	$—	$70,509	†	$1,401,368

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)		Preferred Stocks (000)	Convertible Preferred Stocks (000)	Promissory Notes (000)
Beginning Balance	$—	†	$21,745	$61,345	$—
Purchases	—		6,325	2,297	2,515
Sales	—		(15,795)	(16,234)	—
Amortization of discount	—		—	—	—
Transfers in	—		—	—	—
Transfers out	—		—	—	—
Change in unrealized appreciation (depreciation)	—		(2,839)	5,534	(1,650)
Realized gains (losses)	—		—	7,266	—
Ending Balance	$—	†	$9,436	$60,208	$865
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$—		$(3,906)	$5,534	$(1,650)

†  Includes one or more securities which are valued at zero.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The U.S. Real Estate Portfolio (the "Portfolio") seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").
Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 5.57%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the FTSE NAREIT Equity REITs Index (the "Index"), which returned 8.29%, and outperformed the S&P 500® Index, which returned 2.11%.

Factors Affecting Performance

•  The real estate investment trust (REIT) market gained 8.29% in the 12-month period ending December 31, 2011, as measured by the Index. Movements in REIT share prices appeared to be most influenced by the equity market. REITs rallied in the first half of the year, but meaningfully declined in the third quarter on investor concerns with regard to prospects for a double-dip recession in the U.S. as well as a number of global concerns, particularly the European sovereign debt crisis and the risk of a hard landing scenario in China. Subsequently, REITs rallied in the fourth quarter, particularly in October as concerns about these factors eased.

•  Among the major U.S. REIT sectors, the apartment and retail sectors outperformed and the office sector underperformed the Index. The office sector was the weakest performer in 2011 among the major sectors. The companies with exposure to suburban office assets were significant laggards. Apartment companies posted the best returns among the major sectors for the full year, as the companies provided a strong outlook for multifamily operating fundamentals even in the face of a slow U.S. economy and sluggish job growth. The retail sector outperformed, with the malls significantly outperforming the shopping centers, as a result of continued strong performance by owners of high-end malls. Among the smaller sectors, the storage sector posted the best performance for the full year. The health care sector also outperformed despite being traditionally viewed as a more defensive sector due to its long-term net lease structure. The weakest performer was the hotel sector, which was negatively impacted by concerns with regard to a weakening economy, despite the companies continuing to post attractive operating results. The industrial sector also underperformed due to concerns about weaker tenant demand.

•  The Portfolio underperformed the Index for the period. Bottom-up stock selection detracted from the Portfolio's relative performance while top-down sector allocation performed in line with the Index. Stock selection was especially strong in the mall and office sectors; this was offset by the negative impact of stock selection in the diversified and health care sectors. From a top-down perspective, the Portfolio benefited from the underweight to the industrial sector, while the overweight to the hotel sector detracted.

Management Strategies

•  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of upscale urban hotels and to a number of out-of-favor companies, as well as an underweighting to companies concentrated in the ownership of suburban office, health care and industrial assets.

•  Our outlook for the REIT market is based on two key factors: private market pricing for underlying real estate assets and public market pricing for the securities. Assuming asset values for high-quality assets are approximately 10% below their all-time peak levels achieved in early 2007, which represents a 50% improvement from trough levels, the REIT market ended the period at an approximate 10% premium to net asset value (NAV). This valuation is comparable to the historical average premium for the REIT market.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon different inception dates and will be negatively impacted by additional fees assessed to these classes.

Performance Compared to the FTSE NAREIT Equity REITs Index(1), the S&P 500® Index(2), and the Lipper Real Estate Funds Average(3)

	Period Ended December 31, 2011
	Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(5)	5.57%	–1.70%	10.99%	12.69%
FTSE NAREIT Equity REITs Index	8.29	–1.42	10.20	10.77
S&P 500® Index	2.11	–0.25	2.92	7.75
Lipper Real Estate Funds Average	7.64	–1.81	9.69	10.92
Portfolio — Class P Shares w/o sales charges(6)	5.26	–1.97	10.70	11.71
FTSE NAREIT Equity REITs Index	8.29	–1.42	10.20	10.40
S&P 500® Index	2.11	–0.25	2.92	6.42
Lipper Real Estate Funds Average	7.64	–1.81	9.69	10.36
Portfolio — Class H Shares w/o sales charges(7)	—	—	—	1.24
Portfolio — Class H Shares with maximum 4.75% sales charges(7)	—	—	—	–3.54
FTSE NAREIT Equity REITs Index	—	—	—	2.25
S&P 500® Index	—	—	—	–0.16
Lipper Real Estate Funds Average	—	—	—	1.99
Portfolio — Class L Shares w/o sales charges(7)	—	—	—	1.17
FTSE NAREIT Equity REITs Index	—	—	—	2.25
S&P 500® Index	—	—	—	–0.16
Lipper Real Estate Funds Average	—	—	—	1.99

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. Effective December 20, 2010, the FTSE NAREIT Equity REITs Index will not include "Timber REITs" The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Real Estate Funds Average tracks the performance of all funds in the Lipper Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio is in the Lipper Real Estate Funds classification.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(5)  Commenced operations on February 24, 1995.

(6)  Commenced offering on January 2, 1996.

(7)  Commenced offering on November 11, 2011.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Regional Malls	18.6%
Apartments	17.2
Health Care	12.1
Lodging/Resorts	10.6
Diversified	9.9
Office	9.5
Other*	8.2
Shopping Centers	7.3
Industrial	6.6
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.6%)
Apartments (17.3%)
Apartment Investment & Management Co., Class A REIT	921,736	$21,117
AvalonBay Communities, Inc. REIT	227,526	29,715
BRE Properties, Inc. REIT	162,280	8,192
Camden Property Trust REIT	202,946	12,631
Equity Residential REIT	1,461,429	83,345
		155,000
Commercial Financing (1.0%)
CreXus Investment Corp. REIT	138,210	1,435
Starwood Property Trust, Inc. REIT	385,841	7,142
		8,577
Diversified (9.9%)
Coresite Realty Corp. REIT	108,564	1,935
Cousins Properties, Inc. REIT	1,868,851	11,979
Digital Realty Trust, Inc. REIT	1,210	81
Forest City Enterprises, Inc., Class A (a)	1,773,612	20,964
Lexington Realty Trust REIT	52,850	396
Vornado Realty Trust REIT	654,104	50,274
Winthrop Realty Trust REIT	362,320	3,685
		89,314
Health Care (12.1%)
Assisted Living Concepts, Inc., Class A	636,538	9,478
Capital Senior Living Corp. (a)	160,890	1,277
HCP, Inc. REIT	1,108,851	45,940
Health Care, Inc. REIT	200,606	10,939
Healthcare Realty Trust, Inc. REIT	1,146,905	21,321
Omega Healthcare Investors, Inc. REIT	51,160	990
Senior Housing Properties Trust REIT	822,897	18,466
		108,411
Industrial (6.6%)
Cabot Industrial Value Fund II, LP REIT (a)(b)(c)(d)	14,000	4,920
Cabot Industrial Value Fund III, LP REIT (a)(b)(c)(d)	6,512	3,377
DCT Industrial Trust, Inc. REIT	920,173	4,711
Exeter Industrial Value Fund, LP REIT (a)(b)(c)(d)	7,905,000	6,988
KTR Industrial Fund II LP REIT (a)(b)(c)(d)	8,537,500	9,972
Keystone Industrial Fund, LP REIT (a)(b)(c)(d)	7,574,257	7,036
ProLogis, Inc. REIT	711,416	20,339
STAG Industrial, Inc. REIT	159,270	1,827
		59,170
Lodging/Resorts (10.6%)
Ashford Hospitality Trust, Inc. REIT	471,542	3,772
Host Hotels & Resorts, Inc. REIT	3,953,249	58,390
Starwood Hotels & Resorts Worldwide, Inc.	684,536	32,837
		94,999
Manufactured Homes (1.8%)
Equity Lifestyle Properties, Inc. REIT	237,372	15,830
Mixed Industrial/Office (0.4%)
Liberty Property Trust REIT	9,400	290
PS Business Parks, Inc. REIT	67,235	3,727
		4,017

	Shares	Value (000)
Office (9.5%)
BioMed Realty Trust, Inc. REIT	139,765	$2,527
Boston Properties, Inc. REIT	401,489	39,988
BRCP REIT I, LP (a)(b)(c)(d)	6,101,396	1,690
BRCP REIT II, LP (a)(b)(c)(d)	8,363,574	4,065
Brookfield Office Properties, Inc.	670,336	10,484
CommonWealth REIT	205,613	3,422
Douglas Emmett, Inc. REIT	101,930	1,859
Hudson Pacific Properties, Inc. REIT	401,910	5,691
Mack-Cali Realty Corp. REIT	546,277	14,580
Parkway Properties, Inc. REIT	38,374	378
SL Green Realty Corp. REIT	14,520	968
		85,652
Regional Malls (18.7%)
General Growth Properties, Inc. REIT	2,803,741	42,112
Simon Property Group, Inc. REIT	971,983	125,328
		167,440
Self Storage (4.3%)
Public Storage REIT	264,462	35,560
Sovran Self Storage, Inc. REIT	82,119	3,504
		39,064
Shopping Centers (7.3%)
Acadia Realty Trust REIT	338,665	6,821
Federal Realty Investment Trust REIT	109,541	9,941
Kite Realty Group Trust REIT	122,700	553
Regency Centers Corp. REIT	1,019,750	38,363
Retail Opportunity Investments Corp. REIT	841,941	9,968
		65,646
Timber (0.1%)
Plum Creek Timber Co., Inc. REIT	27,988	1,023
Total Common Stocks (Cost $815,928)		894,143
Short-Term Investment (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $4,679)	4,678,958	4,679
Total Investments (100.1%) (Cost $820,607)		898,822
Liabilities in Excess of Other Assets (-0.1%)		(1,114)
Net Assets (100.0%)		$897,708

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2011.

(c)  At December 31, 2011, the Portfolio held fair valued securities valued at approximately $38,048,000, representing 4.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

(d)  Restricted security valued at fair value and not registered under the Securities Act of 1933. BRCP REIT I, LP was acquired between 5/03 - 5/08 and has a cost basis of approximately $1,774,000. BRCP REIT II, LP was acquired between 10/06 - 4/11 and has a current cost basis of approximately $8,364,000. Cabot Industrial Value Fund II, LP was acquired between 11/05 - 2/10 and has a current cost basis of approximately $7,000,000. Cabot Industrial Value Fund III, LP was acquired between 12/08 - 12/11 and has a current cost basis of approximately $3,256,000. Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of approximately $7,905,000. Keystone Industrial Fund, LP was acquired between 3/06 - 6/11 and has a current cost basis of approximately $6,097,000. KTR Industrial Fund II LP was acquired between 1/09 - 11/11 and has a current cost basis of approximately $8,538,000. At December 31, 2011, these securities had an aggregate market value of approximately $38,048,000 representing 4.2% of net assets.

REIT  Real Estate Investment Trust.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$155,000	$—	$—	$155,000
Commercial Financing	8,577	—	—	8,577
Diversified	89,314	—	—	89,314
Health Care	108,411	—	—	108,411
Industrial	26,877	—	32,293	59,170
Lodging/Resorts	94,999	—	—	94,999
Manufactured Homes	15,830	—	—	15,830
Mixed Industrial/Office	4,017	—	—	4,017
Office	79,897	—	5,755	85,652
Regional Malls	167,440	—	—	167,440
Self Storage	39,064	—	—	39,064
Shopping Centers	65,646	—	—	65,646
Timber	1,023	—	—	1,023
Total Common Stocks	856,095	—	38,048	894,143
Short-Term Investment—
Investment Company	4,679	—	—	4,679
Total Assets	$860,774	$—	$38,048	$898,822

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$26,725
Purchases	9,315
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	2,008
Realized gains (losses)	—
Ending Balance	$38,048
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$2,008

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

The Emerging Markets Debt Portfolio (the "Portfolio") seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -3.66%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index (the "Index"), which returned -1.75%.

Factors Affecting Performance

•  The first three months of 2011 were volatile, with a number of unexpected global events from political turmoil in the Middle East and Africa, to the Japan earthquake, to the precarious fiscal situation in Europe. During the period, emerging market central banks adopted divergent tightening strategies. The central banks of some countries, such as Chile and Israel, surprised the market by stepping up the pace of rate hikes; others such as Brazil and Turkey tightened regulations in lieu of rate hikes.

•  In the second quarter of 2011, developed market worries began to take center stage as European officials lacked a clear resolution to Greece's sovereign-debt crisis and U.S. economic data disappointed. In addition to Greece, other peripheral Europe countries showed significant signs of stress, including Portugal, Italy and Spain. Despite this, emerging market (EM) asset classes performed well with EM external debt slightly outpacing EM local currency debt. Inflation continued to be an important concern in the emerging markets as rising food and energy prices prompted emerging market central banks to remain vigilant. Against this backdrop, many emerging market central banks resumed monetary tightening policies to combat inflationary pressures.

•  Global risk sentiment further weakened in the third quarter due to increased concerns about significant economic slowing in the developed world and the European sovereign debt crisis despite signs of economic progress in the U.S. EM assets in general came under immense pressure in September as investors shed all risk assets in favor of traditional "safe havens," the U.S. dollar and U.S. Treasuries. Volatility in the emerging markets was high as the markets experienced bouts of disappointment, highlighting the need for stronger leadership and policies from the G-10 countries to lift investor confidence.

•  Risk sentiment rebounded in October due to signs that U.S. recession risks were receding and improved sentiment towards steps taken by European policymakers to put Europe on the path to resolving its credit crisis. Emerging market currencies retraced some of the previous month's declines versus the U.S. dollar after September's currency sell-off had battered risky assets. November and December re-introduced market pessimism about the likelihood of a comprehensive European debt solution and the related rising downside risks to global growth. Emerging market currencies, notably those that move with the euro, fell against the U.S. dollar due to concerns about the impact of Europe's troubles on the rest of the world.

•  Over the course of the year, the risk premium on the Index widened 137 basis points to 426 basis points above U.S. Treasuries. The JP Morgan EMBI Global Bond Index (which tracks the performance of U.S.-dollar denominated debt instruments issued by emerging markets) generated a total return of 8.46%. The JP Morgan GBI-EM Global Diversified Index (which tracks local currency government bonds issued by emerging markets) returned -1.75%. Index returns attributable to foreign currency exposure were -939 basis points. EM corporate debt, as measured by the JP Morgan CEMBI Broad Diversified Index, was up 2.32%.

•  Underweight exposure to Indonesia detracted from relative returns. Indonesia's resilient economic growth, low government debt, and prudent fiscal management led to ratings upgrades by the big three credit rating agencies. Security selection in Brazil also hurt relative performance.

•  The Portfolio benefited from overweight exposure to Chile, Colombia, Mexico, and Venezuela, as well as underweight exposure to Poland and Turkey. Chile, the world's top copper producer, benefited from supportive copper prices, while Colombia

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

benefited from economic resilience and progress fighting guerilla factions, which eased security concerns. Mexico benefited from dissipating inflationary concerns, while Venezuela benefited from supportive oil prices and a positive record of servicing debt. The Polish zloty and Turkish forint faced downward pressure from the euro-zone debt crisis as they continued to be punished for their economic ties to Western Europe.

Management Strategies

•  We expect growth in the developed world to remain well below potential in 2012. Furthermore, the risk of a recession in the developed world has increased significantly, reflecting increased policy uncertainty in the U.S. and Europe. The unresolved fiscal troubles in the U.S. and in Europe, and the apparent lack of political consensus to resolve them, are likely to result in bouts of high volatility and risk aversion in the near future, while depressing growth in the next couple of quarters.

•  We expect developed market central banks to continue to provide liquidity as needed, supporting commodity prices and capital inflows into EM countries, somewhat offsetting the negative impact of heightened risk aversion and sub-par growth in the developed world. We expect EM countries to show resilient, albeit lower growth in the next couple of quarters, aided by robust domestic policies and supportive terms of trade and capital inflows. Subsiding inflationary pressures and balanced growth will likely allow EM central banks to continue to adopt looser monetary policies in coming months.

•  In general, sovereign risk premiums remain too high relative to the fundamental macroeconomic strength of most emerging economies. In addition, we believe there are pockets of undervaluation in certain Asian and commodity currencies.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H and Class L shares will vary from the Class I shares based upon different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index(1) and the Lipper Emerging Markets Debt Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	–3.66%	5.15%	9.74%	9.58%
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index	–1.75	7.02	10.49	9.82
Lipper Emerging Markets Debt Funds Index	2.19	5.76	10.85	—
Portfolio — Class P Shares w/o sales charges(5)	–3.90	4.86	9.46	9.78
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index	–1.75	7.02	10.49	10.81
Lipper Emerging Markets Debt Funds Index	2.19	5.76	10.85	10.39

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class H Shares w/o sales charges(6)	–3.88%	—	—	5.03%
Portfolio — Class H Shares with maximum 3.50% sales	–7.22	—	—	4.09
charges	10.84	—	—	6.89
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index	–1.75	—	—	6.96
Lipper Emerging Markets Debt Funds Index	2.19	—	—	5.68
Portfolio — Class L Shares w/o sales charges(7)	–4.34	—	—	4.84
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index	–1.75	—	—	7.67
Lipper Emerging Markets Debt Funds Index	2.19	—	—	6.69

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index is a custom index represented by performance of the JP Morgan EMBI Global Bond Index (which tracks the performance U.S. dollar — denominated debt instruments issued by emerging markets) for periods from the Portfolio's inception to September 30, 2007 and the JP Morgan GBI-EM Global Diversified Bond Index (which tracks local currency government bonds issued by emerging markets) for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Debt Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on February 1, 1994

(5)  Commenced offering on January 2, 1996

(6)  Commenced offering on January 2, 2008

(7)  Commenced offering on June 16, 2008

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition*

Classification	Percentage of Total Investments
Sovereign	85.0%
Short-Term Investments	14.7
Other**	0.3
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2011.

**  Investments representing less than 5% of total investments.

***  Does not include open foreign currency exchange contracts with net unrealized depreciation of approximately $99,000.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (82.4%)
Brazil (11.8%)
Sovereign (11.8%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/14	BRL	8,141	$4,250
Brazilian Government International Bond,
12.50%, 1/5/16 (a)		8,925	5,670
			9,920
Chile (1.3%)
Corporate Bond (0.3%)
Banco Santander Chile,
6.50%, 9/22/20	CLP	131,000	249
Sovereign (1.0%)
Chile Government International Bond,
5.50%, 8/5/20		432,500	872
			1,121
Colombia (4.7%)
Sovereign (4.7%)
Colombia Government International Bond,
7.75%, 4/14/21	COP	1,200,000	743
12.00%, 10/22/15		2,051,000	1,363
Republic of Colombia,
9.85%, 6/28/27		2,612,000	1,907
			4,013
Hungary (3.6%)
Sovereign (3.6%)
Hungary Government Bond,
6.75%, 8/22/14 - 2/24/17	HUF	805,270	3,008
Indonesia (6.9%)
Sovereign (6.9%)
Barclays Bank PLC, Republic of Indonesia Government Bond, Credit Linked Notes,
9.00%, 9/19/18 (b)	IDR	10,000,000	1,294
Deutsche Bank AG, Republic of Indonesia Government Bond, Credit Linked Notes,
11.00%, 12/15/20 (b)(c)		12,000,000	1,769
JPMorgan Chase & Co., Republic of Indonesia Government Bond, Credit Linked Notes,
9.00%, 9/18/18 (b)		1,000,000	129
11.00%, 11/17/20		17,890,000	2,638
			5,830
Malaysia (8.2%)
Sovereign (8.2%)
Malaysia Government Bond,
2.51%, 8/27/12	MYR	9,440	$2,970
3.21%, 5/31/13		12,425	3,936
			6,906
Mexico (12.6%)
Sovereign (12.6%)
Mexican Bonos,
7.50%, 6/3/27	MXN	12,200	906
8.00%, 6/11/20		101,164	8,072

	Face Amount (000)		Value (000)
Petroleos Mexicanos,
7.65%, 11/24/21 (b)		23,000	$1,640
			10,618
Peru (1.8%)
Sovereign (1.8%)
Peru Government Bond,
8.60%, 8/12/17	PEN	1,390	611
Peruvian Government International Bond,
8.20%, 8/12/26		2,090	927
			1,538
Poland (7.7%)
Sovereign (7.7%)
Poland Government Bond,
5.50%, 10/25/19	PLN	16,069	4,610
6.25%, 10/24/15		6,200	1,866
			6,476
Russia (2.1%)
Sovereign (2.1%)
Russian Foreign Bond - Eurobond,
7.85%, 3/10/18 (b)	RUB	45,000	1,425
7.85%, 3/10/18		10,000	317
			1,742
South Africa (9.9%)
Sovereign (9.9%)
South Africa Government Bond,
7.25%, 1/15/20	ZAR	69,862	8,333
Thailand (2.2%)
Sovereign (2.2%)
Thailand Government Bond,
4.25%, 3/13/13	THB	28,400	912
5.25%, 7/13/13 - 5/12/14		29,403	974
			1,886
Turkey (7.5%)
Sovereign (7.5%)
Turkey Government Bond,
Zero Coupon, 2/20/13 - 5/15/13	TRY	6,884	3,197
9.00%, 1/27/16		920	468
10.00%, 6/17/15		2,640	1,379
16.00%, 3/7/12		2,366	1,262
			6,306
Venezuela (2.1%)
Sovereign (2.1%)
Petroleos de Venezuela SA,
8.50%, 11/2/17		$2,270	1,717
Venezuela Government International Bond,
9.25%, 9/15/27 (a)		66	48
			1,765
Total Fixed Income Securities (Cost $74,393)			69,462

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	No. of Warrants	Value (000)
Warrants (0.0%)
Venezuela (0.0%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (c)(d) (Cost $—)	495	$14
	Shares
Short-Term Investments (15.4%)
Securities held as Collateral on Loaned Securities (1.2%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	723,603	724
	Face Amount (000)
Repurchase Agreements (0.3%)
Barclays Capital, Inc., (0.02%, dated 12/30/11, due 1/3/12; proceeds $31; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 4.50% due 5/15/38; valued at $32)	$31	31
Merrill Lynch & Co., Inc., (0.07%, dated 12/30/11, due 1/3/12; proceeds $231; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 3.50% due 11/20/41; valued at $235)	231	231
		262
Total Securities held as Collateral on Loaned Securities (Cost $986)		986
	Shares
Investment Company (14.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $11,946)	11,946,233	11,946
Total Short-Term Investments (Cost $12,932)		12,932
Total Investments (97.8%) (Cost $87,325) Including $841 of Securities Loaned (e)		82,408
Other Assets in Excess of Liabilities (2.2%)		1,853
Net Assets (100.0%)		$84,261

(a)  All or a portion of this security was on loan at December 31, 2011.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2011.

(d)  Security has been deemed illiquid at December 31, 2011.

(e)  Securities are available for collateral in connection with open foreign currency exchange contracts.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank
	USD	4,118	$4,118	1/17/12	RUB	130,926	$4,062	$(56)
JPMorgan Chase Bank
	USD	144	144	1/20/12	CLP	74,761	144	(— @)
JPMorgan Chase Bank
	USD	1,296	1,296	1/25/12	MYR	4,120	1,298	2
JPMorgan Chase Bank
	USD	5,114	5,114	1/27/12	THB	160,200	5,069	(45)
			$10,672				$10,573	$(99)

@    Value is less than $500.

BRL  —  Brazilian Real

CLP  —  Chilean Peso

COP  —  Colombian Peso

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

MXN  —  Mexican New Peso

MYR  —  Malaysian Ringgit

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

RUB  —  Russian Ruble

THB  —  Thai Baht

TRY  —  Turkish Lira

USD  —  United States Dollar

ZAR  —  South African Rand

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bond	$—	$249	$—	$249
Sovereign	—	69,213	—	69,213
Total Fixed Income Securities	—	69,462	—	69,462
Warrant	—	14	—	14
Short-Term Investments
Investment Company	12,670	—	—	12,670
Repurchase Agreements	—	262	—	262
Total Short-Term Investments	12,670	262	—	12,932
Foreign Currency Exchange Contracts	—	2	—	2
Total Assets	12,670	69,740	—	82,410
Liabilities:
Foreign Currency Exchange Contracts	—	(101)	—	(101)
Total	$12,670	$69,639	$—	$82,309

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities

	Active International Allocation Portfolio (000)	Asian Equity Portfolio (000)		Emerging Markets Portfolio (000)	Global Advantage Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$314,111	$1,507		$1,194,533	$2,543
Investments in Securities of Affiliated Issuers, at Cost	53,695	175		139,279	101
Total Investments in Securities, at Cost	367,806	1,682		1,333,812	2,644
Foreign Currency, at Cost	5,008	—	@	9,776	—	@
Investments in Securities of Unaffiliated Issuers, at Value(1)	283,477	1,348		1,242,950	2,561
Investments in Securities of Affiliated Issuers, at Value	52,065	175		145,434	101
Total Investments in Securities, at Value(1)	335,542	1,523		1,388,384	2,662
Cash	210	—		667	—
Foreign Currency, at Value	4,957	—	@	9,765	—	@
Receivable for Investments Sold	5	—	@	50,656	—
Variation Margin	2,151	—		—	—
Dividends Receivable	548	—	@	675	4
Receivable for Portfolio Shares Sold	12	—		620	—
Unrealized Appreciation on Foreign Currency Exchange Contracts	333	—		—	—
Tax Reclaim Receivable	203	—		13	2
Due from Adviser	—	46		—	43
Receivable from Affiliate	3	—	@	2	—	@
Other Assets	1	12		24	12
Total Assets	343,965	1,581		1,450,806	2,723
Liabilities:
Collateral on Securities Loaned, at Value	29,174	—		92,680	—
Payable for Portfolio Shares Redeemed	811	—		105,358	—
Payable for Investment Advisory Fees	499	—		4,299	—
Payable for Investments Purchased	—	103		1,093	—
Payable for Sub Transfer Agency Fees	286	—		751	—
Deferred Capital Gain Country Tax	1	—	@	655	—
Unrealized Depreciation on Foreign Currency Exchange Contracts	598	—		—	—
Payable for Custodian Fees	45	3		246	2
Payable for Professional Fees	21	20		63	21
Payable for Administration Fees	22	—	@	94	—	@
Payable for Directors' Fees and Expenses	20	—		84	—
Payable for Transfer Agent Fees	2	1		3	1
Payable for Distribution and Shareholder Servicing Fees — Class P	2	—	@	10	—	@
Payable for Distribution and Shareholder Servicing Fees — Class H	—	—	@	—	—	@
Payable for Distribution and Shareholder Servicing Fees — Class L	—	—	@	—	—	@
Other Liabilities	49	1		92	1
Total Liabilities	31,530	128		205,428	25
Net Assets	$312,435	$1,453		$1,245,378	$2,698
Net Assets Consist Of:
Paid-in-Capital	$414,180	$1,681		$1,215,106	$2,688
Undistributed (Distributions in Excess of) Net Investment Income	(1,888)	(—	@)	(9,486)	(8)
Accumulated Net Realized Loss	(67,020)	(69)		(14,110)	(—	@)
Unrealized Appreciation (Depreciation) on:
Investments	(30,635)*	(159	)*	47,764 *	18
Investments in Affiliates	(1,630)	—		6,155	—
Futures Contracts	(144)	—		—	—
Foreign Currency Exchange Contracts	(265)	—		—	—
Foreign Currency Translations	(163)	(—	@)	(51)	(—	@)
Net Assets	$312,435	$1,453		$1,245,378	$2,698

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities (cont'd)

	Active International Allocation Portfolio (000)	Asian Equity Portfolio (000)	Emerging Markets Portfolio (000)	Global Advantage Portfolio (000)
CLASS I:
Net Assets	$302,048	$1,201	$1,198,857	$1,603
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	30,000,363	141,781	55,172,292	160,769
Net Asset Value, Offering and Redemption Price Per Share	$10.07	$8.47	$21.73	$9.97
CLASS P:
Net Assets	$10,387	$84	$46,521	$100
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,011,858	10,000	2,194,560	10,000
Net Asset Value, Offering and Redemption Price Per Share	$10.27	$8.45	$21.20	$9.97
CLASS H:
Net Assets	$—	$84	$—	$895
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	—	10,000	—	89,720
Net Asset Value, Redemption Price Per Share	$—	$8.45	$—	$9.97
Maximum Sales Load	—	4.75%	—	4.75%
Maximum Sales Charge	$—	$0.42	$—	$0.50
Maximum Offering Price Per Share	$—	$8.87	$—	$10.47
CLASS L:
Net Assets	$—	$84	$—	$100
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	—	10,000	—	10,000
Net Asset Value, Offering and Redemption Price Per Share	$—	$8.40	$—	$9.96
(1) Including: Securities on Loan, at Value:	$28,149	$—	$89,322	$—

@  Amount is less than $500.

*  Net of approximately $1,000, $—@, and $655,000 Deferred Capital Gain Country Tax in Active International Allocation Portfolio, Asian Equity Portfolio, and Emerging Markets Portfolio, respectively.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities

	Global Discovery Portfolio (000)		Global Franchise Portfolio (000)		Global Insight Portfolio (000)		Global Opportunity Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$3,869		$199,287		$694		$11,245
Investments in Securities of Affiliated Issuers, at Cost	134		7,812		503		288
Total Investments in Securities, at Cost	4,003		207,099		1,197		11,533
Foreign Currency, at Cost	—		—		225		—
Investments in Securities of Unaffiliated Issuers, at Value	3,611		219,072		700		13,317
Investments in Securities of Affiliated Issuers, at Value	134		7,812		503		288
Total Investments in Securities, at Value	3,745		226,884		1,203		13,605
Foreign Currency, at Value	—		—		225		—
Receivable for Portfolio Shares Sold	—		556		—		—
Dividends Receivable	13		316		—		4
Tax Reclaim Receivable	2		196		—		1
Due from Adviser	29		—		26		27
Receivable for Investments Sold	—		—		1		7
Receivable from Affiliate	—	@	—	@	—	@	—	@
Other Assets	24		19		—		7
Total Assets	3,813		227,971		1,455		13,651
Liabilities:
Payable for Investments Purchased	—		—		593		—	@
Payable for Portfolio Shares Redeemed	—		457		—		3
Payable for Investment Advisory Fees	—		419		—		—
Payable for Professional Fees	19		17		25		19
Payable for Administration Fees	—	@	15		—	@	1
Payable for Custodian Fees	1		10		—		1
Payable for Directors' Fees and Expenses	—		8		—		1
Payable for Sub Transfer Agency Fees	—		8		—		—	@
Payable for Transfer Agent Fees	1		1		1		4
Payable for Distribution and Shareholder Servicing Fees — Class P	—	@	3		—		—	@
Payable for Distribution and Shareholder Servicing Fees — Class H	—	@	—		—	@	1
Payable for Distribution and Shareholder Servicing Fees — Class L	—	@	—		—	@	—	@
Other Liabilities	7		29		—	@	10
Total Liabilities	28		967		619		40
Net Assets	$3,785		$227,004		$836		$13,611
Net Assets Consist Of:
Paid-in-Capital	$4,030		$211,872		$830		$11,686
Distributions in Excess of Net Investment Income	(3)		(—	@)	(—	@)	1
Accumulated Net Realized Gain (Loss)	16		(4,658)		—		(148)
Unrealized Appreciation (Depreciation) on:
Investments	(258)		19,785		6		2,072
Foreign Currency Translations	(—	@)	5		(—	@)	(—	@)
Net Assets	$3,785		$227,004		$836		$13,611

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities (cont'd)

	Global Discovery Portfolio (000)	Global Franchise Portfolio (000)	Global Insight Portfolio (000)	Global Opportunity Portfolio (000)
CLASS I:
Net Assets	$2,446	$211,677	$10	$8,386
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	269,977	13,038,255	1,000	817,219
Net Asset Value, Offering and Redemption Price Per Share	$9.06	$16.24	$10.07	$10.26
CLASS P:
Net Assets	$91	$15,327	$—	$10
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000	957,303	—	937
Net Asset Value, Offering and Redemption Price Per Share	$9.07	$16.01	$—	$10.21
CLASS H:
Net Assets	$1,157	$—	$816	$4,710
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	127,615	—	81,000	462,623
Net Asset Value, Redemption Price Per Share	$9.07	$—	$10.07	$10.18
Maximum Sales Load	4.75%	—	4.75%	4.75%
Maximum Sales Charge	$0.45	$—	$0.50	$0.51
Maximum Offering Price Per Share	$9.52	$—	$10.57	$10.69
CLASS L:
Net Assets	$91	$—	$10	$505
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000	—	1,000	49,780
Net Asset Value, Offering and Redemption Price Per Share	$9.07	$—	$10.07	$10.15

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities

	Global Real Estate Portfolio (000)	International Advantage Portfolio (000)		International Equity Portfolio (000)	International Opportunity Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$1,609,865	$2,164		$3,846,095	$5,472
Investments in Securities of Affiliated Issuers, at Cost	45,225	—		168,991	72
Total Investments in Securities, at Cost	1,655,090	2,164		4,015,086	5,544
Foreign Currency, at Cost	7,166	—	@	1,179	—
Investments in Securities of Unaffiliated Issuers, at Value(1)	1,430,755	2,085		3,816,597	5,701
Investments in Securities of Affiliated Issuers, at Value	45,225	—		168,991	72
Total Investments in Securities, at Value(1)	1,475,980	2,085		3,985,588	5,773
Foreign Currency, at Value	7,059	—	@	1,184	—
Cash	117	—		749	—
Dividends Receivable	5,384	1		5,888	3
Receivable for Portfolio Shares Sold	4,692	—		3,810	—
Tax Reclaim Receivable	100	2		5,237	5
Receivable for Investments Sold	1,763	22		—	—
Due from Adviser	—	38		—	51
Receivable from Affiliate	4	—	@	6	—	@
Other Assets	11	12		46	8
Total Assets	1,495,110	2,160		4,002,508	5,840
Liabilities:
Collateral on Securities Loaned, at Value	—	—		104,123	—
Payable for Portfolio Shares Redeemed	6,012	—		12,800	—
Payable for Investment Advisory Fees	3,059	—		7,845	—
Payable for Sub Transfer Agency Fees	367	—		1,287	—
Payable for Investments Purchased	1,619	—	@	—	—
Payable for Administration Fees	98	—	@	261	—	@
Payable for Directors' Fees and Expenses	13	—		216	—	@
Payable for Custodian Fees	45	1		93	2
Payable for Professional Fees	18	18		33	23
Payable for Transfer Agent Fees	5	1		5	1
Bank Overdraft	—	7		—	—
Payable for Distribution and Shareholder Servicing Fees — Class P	28	—	@	194	—	@
Payable for Distribution and Shareholder Servicing Fees — Class L	4	—	@	—	—	@
Payable for Distribution and Shareholder Servicing Fees — Class H	2	—	@	—	—	@
Other Liabilities	70	1		246	22
Total Liabilities	11,340	28		127,103	48
Net Assets	$1,483,770	$2,132		$3,875,405	$5,792
Net Assets Consist Of:
Paid-in-Capital	$1,884,808	$2,218		$4,350,833	$5,632
Undistributed (Distributions in Excess of) Net Investment Income	(5,172)	—		667	(—	@)
Accumulated Net Realized Loss	(216,659)	(7)		(446,698)	(69)
Unrealized Appreciation (Depreciation) on:
Investments	(179,110)	(79)		(29,498)	229
Foreign Currency Translations	(97)	(—	@)	101	(—	@)
Net Assets	$1,483,770	$2,132		$3,875,405	$5,792

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities (cont'd)

	Global Real Estate Portfolio (000)	International Advantage Portfolio (000)	International Equity Portfolio (000)	International Opportunity Portfolio (000)
CLASS I:
Net Assets	$1,337,853	$1,255	$2,959,403	$4,822
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	172,222,661	130,120	241,669,215	470,000
Net Asset Value, Offering and Redemption Price Per Share	$7.77	$9.65	$12.25	$10.26
CLASS P:
Net Assets	$130,244	$96	$916,002	$103
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	16,842,829	10,000	75,652,051	10,000
Net Asset Value, Offering and Redemption Price Per Share	$7.73	$9.65	$12.11	$10.26
CLASS H:
Net Assets	$9,255	$684	$—	$765
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	1,199,459	70,855	—	74,551
Net Asset Value, Redemption Price Per Share	$7.72	$9.65	$—	$10.26
Maximum Sales Load	4.75%	4.75%	—	4.75%
Maximum Sales Charge	$0.39	$0.48	$—	$0.51
Maximum Offering Price Per Share	$8.11	$10.13	$—	$10.77
CLASS L:
Net Assets	$6,418	$97	$—	$102
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	841,173	10,000	—	10,000
Net Asset Value, Offering and Redemption Price Per Share	$7.63	$9.65	$—	$10.22
(1) Including: Securities on Loan, at Value:	$—	$—	$100,073	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities

	International Real Estate Portfolio (000)		International Small Cap Portfolio (000)	Select Global Infrastructure Portfolio (000)		Advantage Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$404,077		$359,137	$11,025		$6,888
Investments in Securities of Affiliated Issuers, at Cost	83		9,221	361		386
Total Investments in Securities, at Cost	404,160		368,358	11,386		7,274
Foreign Currency, at Cost	10		312	4		—
Investments in Securities of Unaffiliated Issuers, at Value	210,565		289,635	12,492		8,042
Investments in Securities of Affiliated Issuers, at Value	83		9,221	361		386
Total Investments in Securities, at Value	210,648		298,856	12,853		8,428
Foreign Currency, at Value	6		311	4		—
Dividends Receivable	967		450	57		13
Tax Reclaim Receivable	67		861	1		1
Receivable for Investments Sold	162		174	—		—
Receivable for Portfolio Shares Sold	59		169	—		—
Due from Adviser	—		—	44		20
Receivable from Affiliate	—	@	1	—	@	—	@
Other Assets	8		6	8		14
Total Assets	211,917		300,828	12,967		8,476
Liabilities:
Payable for Investments Purchased	20		2,751	—		—
Payable for Investment Advisory Fees	483		685	—		—
Payable for Portfolio Shares Redeemed	206		935	—		—
Payable for Sub Transfer Agency Fees	27		130	—		—	@
Payable for Professional Fees	18		20	17		16
Payable for Custodian Fees	23		32	7		1
Unrealized Depreciation on Foreign Currency Exchange Contracts	—		38	—		—
Payable for Administration Fees	15		20	1		1
Payable for Directors' Fees and Expenses	7		19	—		1
Payable for Transfer Agent Fees	2		2	1		1
Payable for Distribution and Shareholder Servicing Fees — Class P	1		17	—	@	—	@
Payable for Distribution and Shareholder Servicing Fees — Class H	—		—	—	@	—	@
Payable for Distribution and Shareholder Servicing Fees — Class L	—		—	—	@	—	@
Other Liabilities	20		26	7		2
Total Liabilities	822		4,675	33		22
Net Assets	$211,095		$296,153	$12,934		$8,454
Net Assets Consist Of:
Paid-in-Capital	$881,830		$440,183	$11,442		$7,371
Undistributed (Distributions in Excess of) Net Investment Income	4,965		2,489	(—	@)	(22)
Accumulated Net Realized Gain (Loss)	(482,188)		(77,154)	25		(49)
Unrealized Appreciation (Depreciation) on:
Investments	(193,512)		(69,502)	1,467		1,154
Foreign Currency Exchange Contracts	—		(38)	—		—
Foreign Currency Translations	(—	@)	175	(—	@)	(—	@)
Net Assets	$211,095		$296,153	$12,934		$8,454

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities (cont'd)

	International Real Estate Portfolio (000)	International Small Cap Portfolio (000)	Select Global Infrastructure Portfolio (000)	Advantage Portfolio (000)
CLASS I:
Net Assets	$207,695	$213,983	$12,589	$7,239
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	14,168,840	18,991,278	1,094,867	636,315
Net Asset Value, Offering and Redemption Price Per Share	$14.66	$11.27	$11.50	$11.38
CLASS P:
Net Assets	$3,400	$82,170	$115	$11
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	232,037	7,340,375	10,000	967
Net Asset Value, Offering and Redemption Price Per Share	$14.65	$11.19	$11.50	$11.37
CLASS H:
Net Assets	$—	$—	$115	$996
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	—	—	10,000	87,674
Net Asset Value, Redemption Price Per Share	$—	$—	$11.50	$11.37
Maximum Sales Load	—	—	4.75%	4.75%
Maximum Sales Charge	$—	$—	$0.57	$0.57
Maximum Offering Price Per Share	$—	$—	$12.07	$11.94
CLASS L:
Net Assets	$—	$—	$115	$208
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	—	—	10,000	18,234
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$11.50	$11.39

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities

	Focus Growth Portfolio (000)		Growth Portfolio (000)		Insight Portfolio (000)		Opportunity Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$22,352		$625,784		$657		$208,176
Investments in Securities of Affiliated Issuers, at Cost	1,727		14,976		830		1,625
Total Investments in Securities, at Cost	24,079		640,760		1,487		209,801
Investments in Securities of Unaffiliated Issuers, at Value	22,287		763,818		662		244,568
Investments in Securities of Affiliated Issuers, at Value	1,727		15,010		830		1,625
Total Investments in Securities, at Value	24,014		778,828		1,492		246,193
Receivable for Investments Sold	—		—		—		2,956
Receivable for Portfolio Shares Sold	—	@	767		—		77
Dividends Receivable	15		414		—		74
Tax Reclaim Receivable	1		220		—		—
Due from Adviser	—		—		26		—
Receivable from Affiliate	—	@	1		—	@	— @
Other Assets	—	@	14		—		7
Total Assets	24,030		780,244		1,518		249,307
Liabilities:
Payable for Portfolio Shares Redeemed	4		20,325		—		159
Payable for Investments Purchased	11		259		657		4,589
Payable for Investment Advisory Fees	14		1,008		—		189
Payable for Sub Transfer Agency Fees	2		486		—		138
Payable for Professional Fees	19		23		25		22
Payable for Administration Fees	2		53		—	@	17
Payable for Transfer Agent Fees	1		1		1		52
Payable for Directors' Fees and Expenses	6		47		—		2
Payable for Custodian Fees	3		9		—	@	8
Payable for Distribution and Shareholder Servicing Fees — Class P	—	@	29		—		— @
Payable for Distribution and Shareholder Servicing Fees — Class H	—		—		—	@	39
Payable for Distribution and Shareholder Servicing Fees — Class L	—		—		—	@	19
Other Liabilities	3		34		—	@	23
Total Liabilities	65		22,274		683		5,257
Net Assets	$23,965		$757,970		$835		$244,050
Net Assets Consist Of:
Paid-in-Capital	$24,316		$712,038		$830		$218,709
Undistributed (Distributions in Excess of) Net Investment Income	2		24		—		(13)
Accumulated Net Realized Gain (Loss)	(288)		(92,160)		—		(11,037)
Unrealized Appreciation (Depreciation) on:
Investments	(65)		138,034		5		36,392
Investments in Affiliates	—		34		—		—
Foreign Currency Translations	(—	@)	—	@	—		(1)
Net Assets	$23,965		$757,970		$835		$244,050

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities (cont'd)

	Focus Growth Portfolio (000)	Growth Portfolio (000)	Insight Portfolio (000)	Opportunity Portfolio (000)
CLASS I:
Net Assets	$22,377	$622,193	$10	$13,183
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,232,994	26,520,577	1,000	869,590
Net Asset Value, Offering and Redemption Price Per Share	$18.15	$23.46	$10.06	$15.16
CLASS P:
Net Assets	$1,588	$135,777	$—	$2,098
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	90,406	5,895,774	—	139,109
Net Asset Value, Offering and Redemption Price Per Share	$17.57	$23.03	$—	$15.08
CLASS H:
Net Assets	$—	$—	$815	$198,010
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	—	—	81,000	13,277,867
Net Asset Value, Redemption Price Per Share	$—	$—	$10.06	$14.91
Maximum Sales Load	—	—	4.75%	4.75%
Maximum Sales Charge	$—	$—	$0.50	$0.74
Maximum Offering Price Per Share	$—	$—	$10.56	$15.65
CLASS L:
Net Assets	$—	$—	$10	$30,759
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	—	—	1,000	2,266,710
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$10.06	$13.57

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities

	Small Company Growth Portfolio (000)		U.S. Real Estate Portfolio (000)		Emerging Markets Debt Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$1,176,083		$815,928		$74,655
Investments in Securities of Affiliated Issuers, at Cost	31,544		4,679		12,670
Total Investments in Securities, at Cost	1,207,627		820,607		87,325
Foreign Currency, at Cost	—		—		628
Investments in Securities of Unaffiliated Issuers, at Value(1)	1,369,824		894,143		69,738
Investments in Securities of Affiliated Issuers, at Value	31,544		4,679		12,670
Total Investments in Securities, at Value(1)	1,401,368		898,822		82,408
Foreign Currency, at Value	—		—		595
Cash	—		197		7
Receivable for Investments Sold	6		10,427		—
Dividends Receivable	695		2,594		—
Receivable for Portfolio Shares Sold	854		788		1,226
Interest Receivable	—		—		1,625
Receivable from Affiliate	2		—	@	1
Unrealized Appreciation on Foreign Currency Exchange Contracts	—		—		2
Other Assets	23		21		8
Total Assets	1,402,948		912,849		85,872
Liabilities:
Collateral on Securities Loaned, at Value	—		—		993
Payable for Portfolio Shares Redeemed	7,905		11,470		358
Payable for Investment Advisory Fees	2,936		1,559		86
Payable for Sub Transfer Agency Fees	668		562		9
Payable for Investments Purchased	—		1,200		—
Payable for Administration Fees	95		60		6
Unrealized Depreciation on Foreign Currency Exchange Contracts	—		—		101
Payable for Professional Fees	16		28		28
Payable for Directors' Fees and Expenses	32		31		6
Payable for Custodian Fees	16		8		10
Payable for Transfer Agent Fees	—	@	23		1
Payable for Distribution and Shareholder Servicing Fees — Class P	61		19		1
Payable for Distribution and Shareholder Servicing Fees — Class H	7		6		1
Payable for Distribution and Shareholder Servicing Fees — Class L	1		4		3
Payable for Reorganization Expense	71		74		—
Other Liabilities	97		97		8
Total Liabilities	11,905		15,141		1,611
Net Assets	$1,391,043		$897,708		$84,261
Net Assets Consist Of:
Paid-in-Capital	$1,201,953		$825,730		$90,155
Undistributed (Distributions in Excess of) Net Investment Income	(832)		1,239		(9)
Accumulated Net Realized Loss	(3,819)		(7,476)		(754)
Unrealized Appreciation (Depreciation) on:
Investments	193,741		78,215		(4,917)
Foreign Currency Exchange Contracts	—		—		(99)
Foreign Currency Translations	(—	@)	—		(115)
Net Assets	$1,391,043		$897,708		$84,261

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities (cont'd)

	Small Company Growth Portfolio (000)	U.S. Real Estate Portfolio (000)	Emerging Markets Debt Portfolio (000)
CLASS I:
Net Assets	$1,074,392	$773,138	$69,557
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	84,996,018	51,585,058	6,191,763
Net Asset Value, Offering and Redemption Price Per Share	$12.64	$14.99	$11.23
CLASS P:
Net Assets	$282,988	$92,047	$6,784
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	23,989,389	6,259,573	587,893
Net Asset Value, Offering and Redemption Price Per Share	$11.80	$14.70	$11.54
CLASS H:
Net Assets	$32,006	$26,644	$2,955
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	2,712,708	1,812,119	256,052
Net Asset Value, Redemption Price Per Share	$11.80	$14.70	$11.54
Maximum Sales Load	4.75%	4.75%	3.50%
Maximum Sales Charge	$0.59	$0.73	$0.42
Maximum Offering Price Per Share	$12.39	$15.43	$11.96
CLASS L:
Net Assets	$1,657	$5,879	$4,965
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	140,550	400,121	438,257
Net Asset Value, Offering and Redemption Price Per Share	$11.79	$14.69	$11.33
(1) Including: Securities on Loan, at Value:	$—	$—	$841

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Operations

	Active International Allocation Portfolio (000)		Asian Equity Portfolio (000)		Emerging Markets Portfolio (000)		Global Advantage Portfolio (000)		Global Discovery Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$13,415		$24		$44,154		$43		$82
Income from Securities Loaned — Net	540		—		372		—		—
Dividends from Securities of Affiliated Issuers	60		—	@	48		—	@	— @
Interest from Securities of Unaffiliated Issuers	10		—	@	3		—		—
Less: Foreign Taxes Withheld	(1,164	)*	(3)		(4,376)		(3)		(7)
Total Investment Income	12,861		21		40,201		40		75
Expenses:
Investment Advisory Fees (Note B)	2,635		14		20,512		19		25
Custodian Fees (Note F)	283		19		1,522		10		11
Sub Transfer Agency Fees	271		—		1,522		—		—
Administration Fees (Note C)	324		1		1,375		2		2
Professional Fees	75		66		133		62		60
Shareholder Reporting Fees	82		15		191		8		10
Registration Fees	40		28		50		27		17
Pricing Fees	64		7		16		6		5
Transfer Agency Fees (Note E)	19		12		31		13		13
Directors' Fees and Expenses	14		—	@	55		—	@	— @
Distribution and Shareholder Servicing Fees — Class P (Note D)	34		—	@	202		—	@	— @
Distribution and Shareholder Servicing Fees — Class H (Note D)	—		—	@	—		2		3
Distribution and Shareholder Servicing Fees — Class L (Note D)	—		1		—		1		1
Other Expenses	24		11		130		11		8
Total Expenses	3,865		174		25,739		161		155
Waiver of Investment Advisory Fees (Note B)	(407)		(14)		—		(19)		(25)
Expenses Reimbursed by Advisor (Note B)	—		(138)		—		(111)		(90)
Rebate from Morgan Stanley Affiliate (Note G-2)	(26)		(—	@)	(225)		(—	@)	(— @)
Net Expenses	3,432		22		25,514		31		40
Net Investment Income (Loss)	9,429		(1)		14,687		9		35
Realized Gain (Loss):
Investments Sold	30,565	**	(69)		105,110	**	—	@	18
Investments in Affiliates	(81)		—		5,322		—		—
Foreign Currency Exchange Contracts	(2,377)		—		(4,951)		—		12
Foreign Currency Transactions	(814)		(1)		(3,286)		(1)		(4)
Futures Contracts	(6,806)		—		—		—		—
Net Realized Gain (Loss)	20,487		(70)		102,195		(1)		26
Change in Unrealized Appreciation (Depreciation):
Investments	(88,128	)***	(190	)***	(443,008	)***	16		(256)
Investments in Affiliates	(199)		—		(12,879)		—		—
Foreign Currency Exchange Contracts	(47)		—		—		—		—
Foreign Currency Translations	(316)		—	@	(63)		1		1
Futures Contracts	(232)		—		—		—		—
Net Change in Unrealized Appreciation (Depreciation)	(88,922)		(190)		(455,950)		17		(255)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(68,435)		(260)		(353,755)		16		(229)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(59,006)		$(261)		$(339,068)		$25		$(194)

*  Including Foreign Taxes Withheld from Securities of Affiliated Issuers of approximately $3,000 for Active International Allocation Portfolio.

**  Net of Capital Gain Country Tax of approximately $6,000 and $1,732,000 for Active International Allocation Portfolio and Emerging Markets Portfolio, respectively.

***  Net of Increase (Decrease) in Deferred Capital Gain Country Tax Accrual of approximately $1,000, $—@, and $(3,070,000) for Active International Allocation Portfolio, Asian Equity Portfolio, and Emerging Markets Portfolio, respectively.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Operations

	Global Franchise Portfolio (000)	Global Insight* Portfolio (000)		Global Opportunity Portfolio (000)	Global Real Estate Portfolio (000)	International Advantage Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$5,216	$—		$174	$41,914	$55
Dividends from Securities of Affiliated Issuers	2	—	@	— @	63	— @
Interest from Securities of Unaffiliated Issuers	—	—		5	10	—
Less: Foreign Taxes Withheld	(172)	—		(7)	(2,001)	(4)
Total Investment Income	5,046	—	@	172	39,986	51
Expenses:
Investment Advisory Fees (Note B)	1,408	—	@	112	12,782	19
Administration Fees (Note C)	141	—	@	10	1,203	2
Sub Transfer Agency Fees	9	—		2	811	—
Custodian Fees (Note F)	49	—	@	18	275	7
Professional Fees	63	25		55	74	58
Shareholder Reporting Fees	11	—	@	8	205	10
Registration Fees	51	—		47	109	27
Transfer Agency Fees (Note E)	21	1		34	56	12
Offering Costs	—	—		52	—	—
Directors' Fees and Expenses	5	—		1	44	— @
Pricing Fees	5	—	@	4	14	6
Distribution and Shareholder Servicing Fees — Class P (Note D)	33	—		— @	277	— @
Distribution and Shareholder Servicing Fees — Class H (Note D)	—	—	@	14	28	2
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	—	@	4	54	1
Other Expenses	13	—		20	46	10
Total Expenses	1,809	26		381	15,978	154
Waiver of Investment Advisory Fees (Note B)	(16)	(—	@)	(112)	(2)	(19)
Distribution Fees- Class L Shares Waived (Note D)	—	—		(3)	—	—
Expenses Reimbursed by Advisor (Note B)	—	(26)		(96)	—	(107)
Rebate from Morgan Stanley Affiliate (Note G-2)	(9)	—		(— @)	(58)	(— @)
Net Expenses	1,784	—	@	170	15,918	28
Net Investment Income (Loss)	3,262	(—	@)	2	24,068	23
Realized Gain (Loss):
Investments Sold	5,691	—		855	101,663	12
Foreign Currency Transactions	24	(—	@)	(1)	123	1
Net Realized Gain (Loss)	5,715	(—	@)	854	101,786	13
Change in Unrealized Appreciation (Depreciation):
Investments	4,046	6		(1,351)	(268,175)	(77)
Foreign Currency Translations	(11)	—		—	(176)	(1)
Net Change in Unrealized Appreciation (Depreciation)	4,035	6		(1,351)	(268,351)	(78)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	9,750	6		(497)	(166,565)	(65)
Net Increase (Decrease) in Net Assets Resulting from Operations	$13,012	$6		$(495)	$(142,497)	$(42)

*  Commencement of Operations December 28, 2011.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Operations

	International Equity Portfolio (000)	International Opportunity Portfolio (000)	International Real Estate Portfolio (000)	International Small Cap Portfolio (000)	Select Global Infrastructure Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$145,945	$127	$11,001	$10,033	$409
Income from Securities Loaned — Net	2,781	—	—	—	—
Dividends from Securities of Affiliated Issuers	127	— @	3	7	—	@
Interest from Securities of Unaffiliated Issuers	5	3	— @	— @	—
Less: Foreign Taxes Withheld	(8,995)	(7)	(575)	(637)	(26)
Total Investment Income	139,863	123	10,429	9,403	383
Expenses:
Investment Advisory Fees (Note B)	33,841	61	2,629	3,596	100
Administration Fees (Note C)	3,384	5	263	303	9
Sub Transfer Agency Fees	2,852	—	64	231	—
Custodian Fees (Note F)	585	12	146	163	37
Shareholder Reporting Fees	315	16	26	46	7
Professional Fees	115	66	63	71	55
Registration Fees	110	47	34	37	49
Directors' Fees and Expenses	126	1	11	12	1
Transfer Agency Fees (Note E)	51	12	17	13	12
Offering Costs	—	19	—	—	59
Pricing Fees	9	7	10	11	7
Distribution and Shareholder Servicing Fees — Class P (Note D)	2,456	— @	12	243	—	@
Distribution and Shareholder Servicing Fees — Class H (Note D)	—	2	—	—	—	@
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	1	—	—	1
Other Expenses	154	12	22	22	10
Total Expenses	43,998	261	3,297	4,748	347
Waiver of Investment Advisory Fees (Note B)	(1,356)	(61)	—	(153)	(100)
Expenses Reimbursed by Advisor (Note B)	—	(119)	—	—	(110)
Rebate from Morgan Stanley Affiliate (Note G-2)	(131)	(— @)	(3)	(7)	(—	@)
Net Expenses	42,511	81	3,294	4,588	137
Net Investment Income	97,352	42	7,135	4,815	246
Realized Gain (Loss):
Investments Sold	135,813	283	(44,620)	32,955	375
Foreign Currency Exchange Contracts	—	—	—	(2,119)	—
Foreign Currency Transactions	(3,139)	(— @)	7	(78)	(6)
Net Realized Gain (Loss)	132,674	283	(44,613)	30,758	369
Change in Unrealized Appreciation (Depreciation):
Investments	(553,819)	(1,012)	(23,795)	(106,116)	1,091
Foreign Currency Exchange Contracts	—	—	—	1,108	—
Foreign Currency Translations	(159)	— @	(20)	35	—	@
Net Change in Unrealized Appreciation (Depreciation)	(553,978)	(1,012)	(23,815)	(104,973)	1,091
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(421,304)	(729)	(68,428)	(74,215)	1,460
Net Increase (Decrease) in Net Assets Resulting from Operations	$(323,952)	$(687)	$(61,293)	$(69,400)	$1,706

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Operations

	Advantage Portfolio (000)		Focus Growth Portfolio (000)	Growth Portfolio (000)	Insight* Portfolio (000)		Opportunity Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$105		$171	$6,820	$—		$2,532
Dividends from Securities of Affiliated Issuers	—	@	2	25	—	@	3
Interest from Securities of Unaffiliated Issuers	—		— @	5	—		—
Less: Foreign Taxes Withheld	(7)		(8)	(328)	—		(62)
Total Investment Income	98		165	6,522	—	@	2,473
Expenses:
Investment Advisory Fees (Note B)	51		118	4,304	—	@	1,384
Sub Transfer Agency Fees	—	@	4	787	—		311
Administration Fees (Note C)	5		19	689	—	@	222
Transfer Agency Fees (Note E)	11		7	16	1		350
Professional Fees	46		56	66	25		51
Shareholder Reporting Fees	9		3	92	—	@	119
Registration Fees	39		33	74	—		51
Custodian Fees (Note F)	5		4	57	—	@	49
Offering Costs	52		—	—	—		52
Directors' Fees and Expenses	—	@	1	25	—		8
Pricing Fees	3		3	6	—	@	3
Distribution and Shareholder Servicing Fees — Class P (Note D)	—	@	4	364	—		7
Distribution and Shareholder Servicing Fees — Class H (Note D)	3		—	—	—	@	564
Distribution and Shareholder Servicing Fees — Class L (Note D)	1		—	—	—	@	273
Other Expenses	12		9	38	—		20
Total Expenses	237		261	6,518	26		3,464
Waiver of Investment Advisory Fees (Note B)	(51)		(22)	—	(—	@)	(184)
Distribution Fees — Class L Shares Waived (Note D)	(1)		—	—	—		—
Expenses Reimbursed by Advisor (Note B)	(111)		—	—	(26)		—
Rebate from Morgan Stanley Affiliate (Note G-2)	(—	@)	(2)	(26)	—		(3)
Net Expenses	74		237	6,492	—	@	3,277
Net Investment Income (Loss)	24		(72)	30	(—	@)	(804)
Realized Gain (Loss):
Investments Sold	214		1,222	77,748	—		22,617
Foreign Currency Transactions	(—	@)	1	1	—		(47)
Net Realized Gain	214		1,223	77,749	—		22,570
Change in Unrealized Appreciation (Depreciation):
Investments	106		(3,087)	(100,452)	5		(21,761)
Investments in Affiliates	—		—	34	—		—
Foreign Currency Translations	—		— @	(14)	—		(1)
Net Change in Unrealized Appreciation (Depreciation)	106		(3,087)	(100,432)	5		(21,762)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	320		(1,864)	(22,683)	5		808
Net Increase (Decrease) in Net Assets Resulting from Operations	$344		$(1,936)	$(22,653)	$5		$4

*  Commencement of Operations December 28, 2011.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Operations

	Small Company Growth Portfolio (000)	U.S. Real Estate Portfolio (000)	Emerging Markets Debt Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$12,379	$16,912	$3
Interest from Securities of Unaffiliated Issuers	—	—	4,196
Dividends from Securities of Affiliated Issuers	51	30	13
Income from Securities Loaned — Net	—	—	1
Less: Foreign Taxes Withheld	(96)	(58)	(8)
Total Investment Income	12,334	16,884	4,205
Expenses:
Investment Advisory Fees (Note B)	14,377	7,332	522
Sub Transfer Agency Fees	1,466	930	15
Administration Fees (Note C)	1,295	756	56
Shareholder Reporting Fees	304	220	10
Professional Fees	70	101	76
Custodian Fees (Note F)	126	39	62
Registration Fees	85	75	56
Directors' Fees and Expenses	49	29	2
Transfer Agency Fees (Note E)	8	32	14
Pricing Fees	7	4	5
Distribution and Shareholder Servicing Fees — Class P (Note D)	1,008	239	21
Distribution and Shareholder Servicing Fees — Class H (Note D)	11	8	5
Distribution and Shareholder Servicing Fees — Class L (Note D)	2	6	37
Other Expenses	62	71	13
Expenses Before Non Operating Expenses	18,870	9,842	894
Investment Related Expenses	—	109	—
Bank Overdraft Expense	1	—	—
Total Expenses	18,871	9,951	894
Waiver of Investment Advisory Fees (Note B)	(855)	(140)	(238)
Rebate from Morgan Stanley Affiliate (Note G-2)	(51)	(27)	(13)
Net Expenses	17,965	9,784	643
Net Investment Income (Loss)	(5,631)	7,100	3,562
Realized Gain (Loss):
Investments Sold	47,105	93,333	114
Foreign Currency Exchange Contracts	—	—	(667)
Foreign Currency Transactions	(37)	4	(94)
Net Realized Gain (Loss)	47,068	93,337	(647)
Change in Unrealized Appreciation (Depreciation):
Investments	(193,849)	(49,796)	(7,262)
Foreign Currency Exchange Contracts	—	—	(170)
Foreign Currency Translations	(1)	(4)	(120)
Net Change in Unrealized Appreciation (Depreciation)	(193,850)	(49,800)	(7,552)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(146,782)	43,537	(8,199)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(152,413)	$50,637	$(4,637)

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Active International Allocation Portfolio		Asian Equity Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)		Period from December 28, 2010^ to December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$9,429	$8,719		$(1)	$	(—	@)
Net Realized Gain (Loss)	20,487	12,002		(70)		(2)
Net Change in Unrealized Appreciation (Depreciation)	(88,922)	13,445		(190)		31
Net Increase (Decrease) in Net Assets Resulting from Operations	(59,006)	34,166		(261)		29
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(6,740)	(8,900)		—		—
Class P:
Net Investment Income	(195)	(251)		—		—
Total Distributions	(6,935)	(9,151)		—		—
Capital Share Transactions:(1)
Class I:
Subscribed	16,620	17,789		185		1,200
Distributions Reinvested	6,595	8,573		—		—
Redeemed	(98,789)	(142,063)		—		—
Class P:
Subscribed	2,040	2,703		—		100
Distributions Reinvested	193	250		—		—
Redeemed	(4,111)	(5,510)		—		—
Class H:
Subscribed	—	—		—		100
Class L:
Subscribed	—	—		—		100
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(77,452)	(118,258)		185		1,500
Redemption Fees	1	7		—		—
Total Increase (Decrease) in Net Assets	(143,392)	(93,236)		(76)		1,529
Net Assets:
Beginning of Period	455,827	549,063		1,529		—
End of Period	$312,435	$455,827		$1,453		$1,529
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(1,888)	$(1,349)	$	(— @)		$—
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,394	1,638		22		120
Shares Issued on Distributions Reinvested	673	729		—		—
Shares Redeemed	(8,669)	(12,896)		—		—
Net Increase (Decrease) in Class I Shares Outstanding	(6,602)	(10,529)		22		120
Class P:
Shares Subscribed	166	239		—		10
Shares Issued on Distributions Reinvested	19	21		—		—
Shares Redeemed	(352)	(514)		—		—
Net Increase (Decrease) in Class P Shares Outstanding	(167)	(254)		—		10
Class H:
Shares Subscribed	—	—		—		10
Class L:
Shares Subscribed	—	—		—		10

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Emerging Markets Portfolio		Global Advantage Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)	Period from December 28, 2010^ to December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$14,687	$8,341	$9	$	(—	@)
Net Realized Gain (Loss)	102,195	354,824	(1)		(—	@)
Net Change in Unrealized Appreciation (Depreciation)	(455,950)	(15,398)	17		1
Net Increase (Decrease) in Net Assets Resulting from Operations	(339,068)	347,767	25		1
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(15,877)	(11)		—
Net Realized Gain	(24,410)	—	—		—
Class P:
Net Investment Income	—	(637)	(1)		—
Net Realized Gain	(867)	—	—		—
Class H:
Net Investment Income	—	—	(4)		—
Class L:
Net Investment Income	—	—	(— @)		—
Total Distributions	(25,277)	(16,514)	(16)		—
Capital Share Transactions:(1)
Class I:
Subscribed	150,629	281,040	940		700
Distributions Reinvested	24,390	15,473	6		—
Redeemed	(659,627)	(778,895)	(61)		—
Class P:
Subscribed	7,123	18,354	—		100
Distributions Reinvested	857	633	—		—
Redeemed	(59,019)	(48,150)	—		—
Class H:
Subscribed	—	—	700		200
Distributions Reinvested	—	—	3		—
Class L:
Subscribed	—	—	—		100
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(535,647)	(511,545)	1,588		1,100
Redemption Fees	158	224	—		—
Total Increase (Decrease) in Net Assets	(899,834)	(180,068)	1,597		1,101
Net Assets:
Beginning of Period	2,145,212	2,325,280	1,101		—
End of Period	$1,245,378	$2,145,212	$2,698		$1,101
Distributions in Excess of Net Investment Income Included in End of Period Net Assets	$(9,486)	$(20,221)	$(8)	$	(—	@)

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets (cont'd)

	Emerging Markets Portfolio		Global Advantage Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)		Period from December 28, 2010^ to December 31, 2010 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,906	11,677	96		70
Shares Issued on Distributions Reinvested	1,132	588	1		—
Shares Redeemed	(26,716)	(32,609)	(6)		—
Net Increase (Decrease) in Class I Shares Outstanding	(19,678)	(20,344)	91		70
Class P:
Shares Subscribed	295	782	—		10
Shares Issued on Distributions Reinvested	41	25	—		—
Shares Redeemed	(2,412)	(2,131)	—		—
Net Increase (Decrease) in Class P Shares Outstanding	(2,076)	(1,324)	—		10
Class H:
Shares Subscribed	—	—	70		20
Shares Issued on Distributions Reinvested	—	—	—	@	—
Net Increase in Class H Shares Outstanding	—	—	70		20
Class L:
Shares Subscribed	—	—	—		10

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Global Discovery Portfolio			Global Franchise Portfolio
	Year Ended December 31, 2011 (000)	Period from December 28, 2010^ to December 31, 2010 (000)		Year Ended December 31, 2011 (000)		Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$35	$	(— @)		$3,262	$1,980
Net Realized Gain (Loss)	26		(1)		5,715	17,660
Net Change in Unrealized Appreciation (Depreciation)	(255)		(3)		4,035	(4,820)
Net Increase (Decrease) in Net Assets Resulting from Operations	(194)		(4)		13,012	14,820
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(31)		—		(3,602)	(2,672)
Net Realized Gain	(1)		—		(2,015)	—
Class P:
Net Investment Income	(1)		—		(240)	(264)
Net Realized Gain	(— @)		—		(154)	—
Class H:
Net Investment Income	(13)		—		—	—
Net Realized Gain	(1)		—		—	—
Class L:
Net Investment Income	(— @)		—		—	—
Net Realized Gain	(— @)		—		—	—
Total Distributions	(47)		—		(6,011)	(2,936)
Capital Share Transactions:(1)
Class I:
Subscribed	1,897		700		140,007	34,361
Distributions Reinvested	23		—		4,060	2,566
Redeemed	(87)		—		(28,592)	(70,062)
Class P:
Subscribed	—		100		9,450	857
Distributions Reinvested	—		—		368	248
Redeemed	—		—		(4,609)	(1,719)
Class H:
Subscribed	937		350		—	—
Distributions Reinvested	10		—		—	—
Class L:
Subscribed	—		100		—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	2,780		1,250		120,684	(33,749)
Total Increase (Decrease) in Net Assets	2,539		1,246		127,685	(21,865)
Net Assets:
Beginning of Period	1,246		—		99,319	121,184
End of Period	$3,785		$1,246		$227,004	$99,319
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(3)		$(1)	$	(— @)	$328

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets (cont'd)

	Global Discovery Portfolio		Global Franchise Portfolio
	Year Ended December 31, 2011 (000)	Period from December 28, 2010^ to December 31, 2010 (000)	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	207	70	8,718	2,390
Shares Issued on Distributions Reinvested	3	—	254	169
Shares Redeemed	(10)	—	(1,797)	(4,794)
Net Increase (Decrease) in Class I Shares Outstanding	200	70	7,175	(2,235)
Class P:
Shares Subscribed	—	10	578	59
Shares Issued on Distributions Reinvested	—	—	23	17
Shares Redeemed	—	—	(283)	(121)
Net Increase (Decrease) in Class P Shares Outstanding	—	10	318	(45)
Class H:
Shares Subscribed	92	35	—	—
Shares Issued on Distributions Reinvested	1	—	—	—
Net Increase in Class H Shares Outstanding	93	35	—	—
Class L:
Shares Subscribed	—	10	—	—

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Global Insight Portfolio
	Period from December 28, 2011^ to December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$	(—	@)
Net Realized Loss		(—	@)
Net Change in Unrealized Appreciation (Depreciation)		6
Net Increase in Net Assets Resulting from Operations		6
Capital Share Transactions:(1)
Class I:
Subscribed		10
Class H:
Subscribed		810
Class L:
Subscribed		10
Net Increase in Net Assets Resulting from Capital Share Transactions		830
Total Increase in Net Assets		836
Net Assets:
Beginning of Period		—
End of Period		$836
Distributions in Excess of Net Investment Income Included in End of Period Net Assets	$	(—	@)
(1) Capital Share Transactions:
Class I:
Shares Subscribed		1
Class H:
Shares Subscribed		81
Class L:
Shares Subscribed		1

^  Commencement of operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Global Opportunity Portfolio
	Year Ended December 31, 2011 (000)	Period from April 1, 2010 to December 31, 2010 (000)	Year Ended March 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$2	$(18)	$(24)
Net Realized Gain	854	309	67
Net Change in Unrealized Appreciation (Depreciation)	(1,351)	1,576	4,041
Net Increase (Decrease) in Net Assets Resulting from Operations	(495)	1,867	4,084
Distributions from and/or in Excess of:
Class A:
Net Realized Gain	—	—	(17)
Class C:
Net Realized Gain	—	—	(3)
Class I:
Net Realized Gain	(570)	—	(17)
Class P:
Net Realized Gain	(1)	—	—
Class H:
Net Realized Gain	(341)	—	—
Class L:
Net Realized Gain	(37)	—	—
Class R:**
Net Realized Gain	—	—	(— @)
Total Distributions	(949)	—	(37)
Capital Share Transactions:(1)
Class A:
Subscribed	—	—	6,696
Distributions Reinvested	—	—	16
Conversion to Class H in connection with Reorganization	—	(5,407)	—
Redeemed	—	—	(1,432)
Class B:
Subscribed	—	115	804
Conversion to Class H in connection with Reorganization	—	(892)	—
Redeemed	—	(68)	(174)
Class C:
Subscribed	—	—	1,329
Distributions Reinvested	—	—	3
Conversion to Class L in connection with Reorganization	—	(682)	—
Redeemed	—	—	(186)
Class I:
Subscribed	3,743	12	2,220
Distributions Reinvested	215	—	1
Conversion to Class I in connection with Reorganization	—	(4,786)	—
Conversion from Class I in connection with Reorganization	—	4,786	—
Redeemed	(121)	(1,087)	(1,085)
Class P:
Subscribed	—	10 *	—
Class H:
Subscribed	251	830	—
Distributions Reinvested	333	—	—
Conversion from Class A in connection with Reorganization	—	5,407	—
Conversion from Class B in connection with Reorganization	—	892	—
Redeemed	(1,114)	(4,130)	—
Class L:
Subscribed	120	29	—
Distributions Reinvested	29	—	—
Conversion from Class C in connection with Reorganization	—	682	—
Redeemed	(255)	(823)	—
Class R:**
Subscribed	—	—	35
Distributions Reinvested	—	—	— @
Redeemed	—	(96)	(39)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	3,201	(5,208)	8,188
Redemption Fees	1	—	—
Total Increase (Decrease) in Net Assets	1,758	(3,341)	12,235
Net Assets:
Beginning of Period	11,853	15,194	2,959
End of Period	$13,611	$11,853	$15,194
Distributions in Excess of Net Investment Income Included in End of Period Net Assets	$1	$(38)	$(22)

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets (cont'd)

	Global Opportunity Portfolio
	Year Ended December 31, 2011 (000)	Period from April 1, 2010 to December 31, 2010 (000)	Year Ended March 31, 2010 (000)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	—	—	835
Shares Issued on Distributions Reinvested	—	—	2
Conversion to Class H in connection with Reorganization	—	(630)	—
Shares Redeemed	—	—	(171)
Net Increase (Decrease) in Class A Shares Outstanding	—	(630)	666
Class B:
Shares Subscribed	—	13	105
Conversion to Class H in connection with Reorganization	—	(104)	—
Shares Redeemed	—	(9)	(21)
Net Increase (Decrease) in Class B Shares Outstanding	—	(100)	84
Class C:
Shares Subscribed	—	—	160
Shares Issued on Distributions Reinvested	—	—	— @@
Conversion to Class L in connection with Reorganization	—	(80)	—
Shares Redeemed	—	—	(22)
Net Increase (Decrease) in Class A Shares Outstanding	—	(80)	138
Class I:
Shares Subscribed	345	1	256
Shares Issued on Distributions Reinvested	21	—	— @@
Conversion to Class I in connection with Reorganization	—	555	—
Conversion from Class I in connection with Reorganization	—	(555)	—
Shares Redeemed	(11)	(127)	(128)
Net Increase (Decrease) in Class I Shares Outstanding	355	(126)	128
Class P:
Shares Subscribed	—	1 *	—
Class H:
Shares Subscribed	22	84	—
Shares Issued on Distributions Reinvested	32	—	—
Conversion from Class A in connection with Reorganization	—	630	—
Conversion from Class B in connection with Reorganization	—	104	—
Shares Redeemed	(95)	(435)	—
Net Increase (Decrease) in Class H Shares Outstanding	(41)	383	—
Class L:
Shares Subscribed	10	2	—
Shares Issued on Distributions Reinvested	3	—	—
Conversion from Class C in connection with Reorganization	—	80	—
Shares Redeemed	(22)	(93)	—
Net Decrease in Class L Shares Outstanding	(9)	(11)	—
Class R:**
Shares Subscribed	—	—	4
Shares Issued on Distributions Reinvested	—	—	— @@
Shares Redeemed	—	(10)	(4)
Net Increase (Decrease) in Class R Shares Outstanding	—	(10)	— @@

*  For the period May 21, 2010 (commencement of operations) through December 31, 2010.

**  Class R Shares liquidated prior to the Reorganization on May 21, 2010.

@  Amount is less than $500.

@@  Shares are less than 500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Global Real Estate Portfolio		International Advantage Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)	Period from December 28, 2010^ to December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$24,068	$18,233	$23	$	(— @)
Net Realized Gain (Loss)	101,786	(7,577)	13		(1)
Net Change in Unrealized Appreciation (Depreciation)	(268,351)	153,231	(78)		(1)
Net Increase (Decrease) in Net Assets Resulting from Operations	(142,497)	163,887	(42)		(2)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(26,117)	(22,289)	(15)		—
Net Realized Gain	—	—	(12)		—
Class P:
Net Investment Income	(2,381)	(1,296)	(1)		—
Net Realized Gain	—	—	(1)		—
Class H:
Net Investment Income	(167)	(203)	(6)		—
Net Realized Gain	—	—	(6)		—
Class L:
Net Investment Income	(91)	(74)	(— @)		—
Net Realized Gain	—	—	(1)		—
Total Distributions	(28,756)	(23,862)	(42)		—
Capital Share Transactions:(1)
Class I:
Subscribed	733,537	539,544	113		1,200
Distributions Reinvested	23,292	19,144	2		—
Redeemed	(484,561)	(110,386)	(8)		—
Class P:
Subscribed	108,062	17,980	—		100
Distributions Reinvested	2,379	1,295	—		—
Redeemed	(29,195)	(13,883)	—		—
Class H:
Subscribed	3,323	10,880	600		100
Distributions Reinvested	165	199	11		—
Redeemed	(4,559)	(1,047)	—		—
Class L:
Subscribed	3,627	2,979	—		100
Distributions Reinvested	83	74	—		—
Redeemed	(1,247)	(304)	—		—
Net Increase in Net Assets Resulting from Capital Share Transactions	354,906	466,475	718		1,500
Total Increase in Net Assets	183,653	606,500	634		1,498
Net Assets:
Beginning of Period	1,300,117	693,617	1,498		—
End of Period	$1,483,770	$1,300,117	$2,132		$1,498
Distributions in Excess of Net Investment Income Included in End of Period Net Assets	$(5,172)	$(9,201)	$—		$(1)

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets (cont'd)

	Global Real Estate Portfolio		International Advantage Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)		Period from December 28, 2010^ to December 31, 2010 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	86,151	64,397	11		120
Shares Issued on Distributions Reinvested	2,992	2,295	—	@@	—
Shares Redeemed	(55,407)	(13,717)	(1)		—
Net Increase in Class I Shares Outstanding	33,736	52,975	10		120
Class P:
Shares Subscribed	12,360	2,273	—		10
Shares Issued on Distributions Reinvested	306	157	—		—
Shares Redeemed	(3,577)	(1,750)	—		—
Net Increase in Class P Shares Outstanding	9,089	680	—		10
Class H:
Shares Subscribed	385	1,323	60		10
Shares Issued on Distributions Reinvested	21	24	1		—
Shares Redeemed	(512)	(123)	—		—
Net Increase (Decrease) in Class H Shares Outstanding	(106)	1,224	61		10
Class L:
Shares Subscribed	408	398	—		10
Shares Issued on Distributions Reinvested	11	9	—		—
Shares Redeemed	(163)	(40)	—		—
Net Increase in Class L Shares Outstanding	256	367	—		10

^  Commencement of operations.

@  Amount is less than $500.

@@  Shares are less than 500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	International Equity Portfolio		International Opportunity Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)		Period from March 31, 2010^ to December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$97,352	$83,394		$42	$13
Net Realized Gain (Loss)	132,674	(137,837)		283	(84)
Net Change in Unrealized Appreciation (Depreciation)	(553,978)	302,525		(1,012)	1,241
Net Increase (Decrease) in Net Assets Resulting from Operations	(323,952)	248,082		(687)	1,170
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(73,415)	(48,950)		(49)	—
Net Realized Gain	—	—		(226)	—
Class P:
Net Investment Income	(20,616)	(11,050)		(1)	—
Net Realized Gain	—	—		(5)	—
Class H:
Net Investment Income	—	—		(4)	—
Net Realized Gain	—	—		(34)	—
Class L:
Net Realized Gain	—	—		(5)	—
Total Distributions	(94,031)	(60,000)		(324)	—
Capital Share Transactions:(1)
Class I:
Subscribed	496,856	703,889		—	4,700
Distributions Reinvested	68,142	44,431		—	—
Redeemed	(664,126)	(673,827)		—	—
Class P:
Subscribed	197,736	458,705		—	100
Distributions Reinvested	20,608	11,047		—	—
Redeemed	(126,932)	(712,539)		—	—
Class H:
Subscribed	—	—		50	650
Distributions Reinvested	—	—		33	—
Class L:
Subscribed	—	—		—	100
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(7,716)	(168,294)		83	5,550
Redemption Fees	109	308		—	—
Total Increase (Decrease) in Net Assets	(425,590)	20,096		(928)	6,720
Net Assets:
Beginning of Period	4,300,995	4,280,899		6,720	—
End of Period	$3,875,405	$4,300,995		$5,792	$6,720
Undistributed Net Investment Income Included in End of Period Net Assets	$667	$486	$	(— @)	$13

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets (cont'd)

	International Equity Portfolio		International Opportunity Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)	Period from March 31, 2010^ to December 31, 2010 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	36,905	55,259	—	470
Shares Issued on Distributions Reinvested	5,740	3,311	—	—
Shares Redeemed	(48,810)	(52,665)	—	—
Net Increase (Decrease) in Class I Shares Outstanding	(6,165)	5,905	—	470
Class P:
Shares Subscribed	14,358	36,653	—	10
Shares Issued on Distributions Reinvested	1,755	833	—	—
Shares Redeemed	(9,513)	(56,399)	—	—
Net Increase (Decrease) in Class P Shares Outstanding	6,600	(18,913)	—	10
Class H:
Shares Subscribed	—	—	5	67
Shares Issued on Distributions Reinvested	—	—	3	—
Net Increase in Class H Shares Outstanding	—	—	8	67
Class L:
Shares Subscribed	—	—	—	10

^  Commencement of operations.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	International Real Estate Portfolio		International Small Cap Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$7,135	$16,694	$4,815	$3,247
Net Realized Gain (Loss)	(44,613)	(102,047)	30,758	21,594
Net Change in Unrealized Appreciation (Depreciation)	(23,815)	119,410	(104,973)	34,562
Net Increase (Decrease) in Net Assets Resulting from Operations	(61,293)	34,057	(69,400)	59,403
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(9,300)	(12,992)	—	(1,110)
Class P:
Net Investment Income	(125)	(168)	—	(308)
Total Distributions	(9,425)	(13,160)	—	(1,418)
Capital Share Transactions:(1)
Class I:
Subscribed	25,214	43,527	29,291	32,961
Distributions Reinvested	5,799	7,210	—	918
Redeemed	(151,178)	(137,521)	(84,991)	(107,894)
Class P:
Subscribed	56	26	700	26,252
Distributions Reinvested	112	153	—	308
Redeemed	(1,252)	(3,315)	(891)	(2,011)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(121,249)	(89,920)	(55,891)	(49,466)
Redemption Fees	1	6	8	2
Total Increase (Decrease) in Net Assets	(191,966)	(69,017)	(125,283)	8,521
Net Assets:
Beginning of Period	403,061	472,078	421,436	412,915
End of Period	$211,095	$403,061	$296,153	$421,436
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$4,965	$5,613	$2,489	$(203)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,453	2,584	2,153	2,771
Shares Issued on Distributions Reinvested	317	397	—	82
Shares Redeemed	(8,685)	(7,948)	(6,381)	(8,848)
Net Decrease in Class I Shares Outstanding	(6,915)	(4,967)	(4,228)	(5,995)
Class P:
Shares Subscribed	3	1	53	2,196
Shares Issued on Distributions Reinvested	6	8	—	28
Shares Redeemed	(71)	(190)	(68)	(169)
Net Increase (Decrease) in Class P Shares Outstanding	(62)	(181)	(15)	2,055

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Select Global Infrastructure Portfolio
	Year Ended December 31, 2011 (000)	Period from September 20, 2010^ to December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$246	$79
Net Realized Gain	369	25
Net Change in Unrealized Appreciation (Depreciation)	1,091	376
Net Increase in Net Assets Resulting from Operations	1,706	480
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(240)	(80)
Net Realized Gain	(358)	—
Class P:
Net Investment Income	(2)	(1)
Net Realized Gain	(3)	—
Class H:
Net Investment Income	(2)	(1)
Net Realized Gain	(3)	—
Class L:
Net Investment Income	(1)	(— @)
Net Realized Gain	(3)	—
Total Distributions	(612)	(82)
Capital Share Transactions:(1)
Class I:
Subscribed	1,469	9,700
Distributions Reinvested	65	—
Redeemed	(92)	—
Class P:
Subscribed	—	100
Class H:
Subscribed	—	100
Class L:
Subscribed	—	100
Net Increase in Net Assets Resulting from Capital Share Transactions	1,442	10,000
Total Increase in Net Assets	2,536	10,398
Net Assets:
Beginning of Period	10,398	—

End of Period		$12,934		$10,398
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$	(—	@)	$(1)
(1) Capital Share Transactions:
Class I:

Shares Subscribed	127	970
Shares Issued on Distributions Reinvested	6	—
Shares Redeemed	(8)	—
Net Increase in Class I Shares Outstanding	125	970
Class P:
Shares Subscribed	—	10
Class H:
Shares Subscribed	—	10
Class L:
Shares Subscribed	—	10

^  Commencement of operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Advantage Portfolio
	Year Ended December 31, 2011 (000)	Period from September 1 to December 31, 2010 (000)	Year Ended August 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$24	$7	$23
Net Realized Gain (Loss)	214	175	(172)
Net Change in Unrealized Appreciation (Depreciation)	106	850	889
Net Increase in Net Assets Resulting from Operations	344	1,032	740
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(43)	(16)	(23)
Class P:
Net Investment Income	(— @)	(— @)	—
Class H:
Net Investment Income	(3)	(2)	(4)
Class L:
Net Investment Income	(1)	(— @)	(1)
Class R:***
Net Investment Income	—	—	(— @)
Total Distributions	(47)	(18)	(28)
Capital Share Transactions:(1)
Class A:
Subscribed	—	—	—
Distributions Reinvested	—	—	—
Conversion to Class H in connection with Reorganization	—	—	(1,088)
Redeemed	—	—	—
Class B:
Subscribed	—	—	4 *
Distributions Reinvested	—	—	—
Conversion to Class H in connection with Reorganization	—	—	(212)
Redeemed	—	—	(43)*
Class C:
Subscribed	—	—	—
Distributions Reinvested	—	—	—
Conversion to Class L in connection with Reorganization	—	—	(154)
Redeemed	—	—	—
Class I:
Subscribed	1,997	—	11
Distributions Reinvested	12	— @	—
Conversion to Class I in connection with Reorganization	—	—	(4,141)
Conversion from Class I in connection with Reorganization	—	—	4,141
Redeemed	(22)	— @	—
Class P:
Subscribed	—	9	1 **
Class H:
Subscribed	25	—	331
Distributions Reinvested	3	2	4
Conversion from Class A in connection with Reorganization	—	—	1,088
Conversion from Class B in connection with Reorganization	—	—	212
Redeemed	(187)	(139)	(420)
Class L:
Subscribed	50	—	1
Distributions Reinvested	— @	— @	— @
Conversion to Class C in connection with Reorganization	—	—	154
Redeemed	(4)	(31)	(25)
Class R:***
Redeemed	—	—	(97)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	1,874	(159)	(233)
Total Increase in Net Assets	2,171	855	479
Net Assets:
Beginning of Period	6,283	5,428	4,949
End of Period	$8,454	$6,283	$5,428
Undistributed (Distributions in excess of) Net Investment Income Included in End of Period Net Assets	$(22)	$1	$12

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets (cont'd)

	Advantage Portfolio
	Year Ended December 31, 2011 (000)		Period from September 1 to December 31, 2010 (000)		Year Ended August 31, 2010 (000)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	—		—		—
Shares Issued on Distributions Reinvested	—		—		—
Conversion to Class H in connection with Reorganization	—		—		(121)
Shares Redeemed	—		—		—
Net Decrease in Class A Shares Outstanding	—		—		(121)
Class B:
Shares Subscribed	—		—		—	@@*
Shares Issued on Distributions Reinvested	—		—		—
Conversion to Class H in connection with Reorganization	—		—		(24)
Shares Redeemed	—		—		(4	)*
Net Decrease in Class B Shares Outstanding	—		—		(28)
Class C:
Shares Subscribed	—		—		—
Shares Issued on Distributions Reinvested	—		—		—
Conversion to Class L in connection with Reorganization	—		—		(17)
Shares Redeemed	—		—		—
Net Decrease in Class C Shares Outstanding	—		—		(17)
Class I:
Shares Subscribed	176		—		1
Shares Issued on Distributions Reinvested	1		—	@@	—
Conversion to Class I in connection with Reorganization	—		—		(460)
Conversion from Class I in connection with Reorganization	—		—		460
Shares Redeemed	(2)		(—	@@)	—
Net Increase in Class I Shares Outstanding	175		—	@@	1
Class P:
Shares Subscribed	—		1		—	@@**
Class H:
Shares Subscribed	2		—		35
Shares Issued on Distributions Reinvested	—	@@	—	@@	—	@@
Conversion from Class A in connection with Reorganization	—		—		121
Conversion from Class B in connection with Reorganization	—		—		24
Shares Redeemed	(16)		(13)		(47)
Net Decrease in Class H Shares Outstanding	(14)		(13)		(133)
Class L:
Shares Subscribed	4		—		—	@@
Shares Issued on Distributions Reinvested	—	@@	—	@@	—	@@
Conversion from Class C in connection with Reorganization	—		—		17
Shares Redeemed	(—	@@)	(3)		(3)
Net Increase (Decrease) in Class L Shares Outstanding	4		(3)		14
Class R:***
Shares Redeemed	—		—		(10)

*  For the period September 1, 2009 through May 21, 2010.

**  For the period May 21, 2010 through August 31, 2010.

***  Class R shares liquidated on April 30, 2010.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Focus Growth Portfolio		Growth Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(72)	$(34)	$30	$1,770
Net Realized Gain	1,223	1,193	77,749	29,690
Net Change in Unrealized Appreciation (Depreciation)	(3,087)	2,402	(100,432)	126,809
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,936)	3,561	(22,653)	158,269
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	—	(1,649)	(13)
Class P:
Net Investment Income	—	—	(79)	(2)
Total Distributions	—	—	(1,728)	(15)
Capital Share Transactions:(1)
Class I:
Subscribed	15,239	11,367	95,503	60,077
Distributions Reinvested	—	—	1,646	13
Redeemed	(8,677)	(4,851)	(159,435)	(165,796)
Class P:
Subscribed	126	281	33,841	38,853
Distributions Reinvested	—	—	79	2
Redeemed	(109)	(374)	(30,278)	(23,953)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	6,579	6,423	(58,644)	(90,804)
Total Increase (Decrease) in Net Assets	4,643	9,984	(83,025)	67,450
Net Assets:
Beginning of Period	19,322	9,338	840,995	773,545
End of Period	$23,965	$19,322	$757,970	$840,995
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$2	$—	$24	$1,721
(1) Capital Share Transactions:
Class I:
Shares Subscribed	773	673	3,775	2,868
Shares Issued on Distributions Reinvested	—	—	60	1
Shares Redeemed	(440)	(289)	(6,374)	(8,037)
Net Increase (Decrease) in Class I Shares Outstanding	333	384	(2,539)	(5,168)
Class P:
Shares Subscribed	6	17	1,380	1,744
Shares Issued on Distributions Reinvested	—	—	3	— @@
Shares Redeemed	(6)	(25)	(1,222)	(1,137)
Net Increase (Decrease) in Class P Shares Outstanding	— @@	(8)	161	607

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

Insight Portfolio
Period from December 28, 2011^ to December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$ (— @)
Net Change in Unrealized Appreciation (Depreciation)	5
Net Increase in Net Assets Resulting from Operations	5
Capital Share Transactions:(1)
Class I:
Subscribed	10
Class H:
Subscribed	810
Class L:
Subscribed	10
Net Increase in Net Assets Resulting from Capital Share Transactions	830
Total Increase in Net Assets	835
Net Assets:
Beginning of Period	—
End of Period	$835
Distributions in Excess of Net Investment Income Included in End of Period Net Assets	$—
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1
Class H:
Shares Subscribed	81
Class L:
Shares Subscribed	1

^  Commencement of operation.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Opportunity Portfolio
	Year Ended December 31, 2011 (000)	Period from July 1 to December 31, 2010 (000)	Year Ended June 30, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(804)	$(69)	$(1,862)
Net Realized Gain	22,570	17,322	36,391
Net Change in Unrealized Appreciation (Depreciation)	(21,762)	51,253	35,289
Net Increase in Net Assets Resulting from Operations	4	68,506	69,818
Capital Share Transactions:(1)
Class A:
Subscribed	—	—	—
Conversion to Class H in connection with Reorganization	—	—	(228,193)
Redeemed	—	—	—
Class B:
Subscribed	—	—	7,121 *
Conversion to Class H in connection with Reorganization	—	—	(30,342)
Redeemed	—	—	(17,901)*
Class C:
Subscribed	—	—	—
Conversion to Class L in connection with Reorganization	—	—	(39,143)
Redeemed	—	—	—
Class I:
Subscribed	6,663	1,356	19,262
Conversion to Class I in connection with Reorganization	—	—	(7,430)
Conversion from Class I in connection with Reorganization	—	—	7,430
Redeemed	(6,311)	(2,412)	(17,891)
Class P:
Subscribed	2,502	2,009	1 **
Redeemed	(2,407)	—	—
Class H:
Subscribed	7,548	1,877	85,104
Conversion from Class A in connection with Reorganization	—	—	228,193
Conversion from Class B in connection with Reorganization	—	—	30,342
Redeemed	(50,831)	(37,580)	(155,308)
Class L:
Subscribed	500	362	10,142
Conversion from Class C in connection with Reorganization	—	—	39,143
Redeemed	(9,104)	(4,780)	(10,734)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(51,440)	(39,168)	(80,204)
Total Increase (Decrease) in Net Assets	(51,436)	29,338	(10,386)
Net Assets:
Beginning of Period	295,486	266,148	276,534
End of Period	$244,050	$295,486	$266,148
Accumulated Net Investment Loss Included in End of Period Net Assets	$(13)	$(112)	$(28)

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets (cont'd)

	Opportunity Portfolio
	Year Ended December 31, 2011 (000)	Period from July 1 to December 31, 2010 (000)	Year Ended June 30, 2010 (000)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	—	—	—
Conversion to Class H in connection with Reorganization	—	—	(19,044)
Shares Redeemed	—	—	—
Net Decrease in Class A Shares Outstanding	—	—	(19,044)
Class B:
Shares Subscribed	—	—	649	*
Conversion to Class H in connection with Reorganization	—	—	(2,713)
Shares Redeemed	—	—	(1,595	)*
Net Decrease in Class B Shares Outstanding	—	—	(3,659)
Class C:
Shares Subscribed	—	—	—
Conversion to Class L in connection with Reorganization	—	—	(3,562)
Shares Redeemed	—	—	—
Net Decrease in Class A Shares Outstanding	—	—	(3,562)
Class I:
Shares Subscribed	429	97	1,579
Conversion to Class I in connection with Reorganization	—	—	(613)
Conversion from Class I in connection with Reorganization	—	—	613
Shares Redeemed	(399)	(178)	(1,443)
Net Increase (Decrease) in Class I Shares Outstanding	30	(81)	136
Class P:
Shares Subscribed	154	139	—	@@**
Shares Redeemed	(154)	—	—
Net Increase in Class I Shares Outstanding	— @@	139	—	@@**
Class H:
Shares Subscribed	486	135	7,209
Conversion from Class A in connection with Reorganization	—	—	19,044
Conversion from Class B in connection with Reorganization	—	—	2,532
Shares Redeemed	(3,265)	(2,815)	(12,894)
Net Increase (Decrease) in Class H Shares Outstanding	(2,779)	(2,680)	15,891
Class L:
Shares Subscribed	36	28	931
Conversion from Class C in connection with Reorganization	—	—	3,562
Shares Redeemed	(643)	(383)	(966)
Net Increase (Decrease) in Class L Shares Outstanding	(607)	(355)	3,527

*  For the period July 1, 2009 through May 21, 2010.

**  For the period May 21, 2010 through June 30, 2010.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Small Company Growth Portfolio		U.S. Real Estate Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(5,631)	$237	$7,100	$12,536
Net Realized Gain (Loss)	47,068	(19,991)	93,337	110,425
Net Change in Unrealized Appreciation (Depreciation)	(193,850)	404,906	(49,800)	117,403
Net Increase (Decrease) in Net Assets Resulting from Operations	(152,413)	385,152	50,637	240,364
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	—	(7,696)	(10,759)
Net Realized Gain	(19,649)	—	—	—
Class P:
Net Investment Income	—	—	(714)	(1,535)
Net Realized Gain	(5,558)	—	—	—
Class H:
Net Realized Gain	(630)	—	—	—
Class L:
Net Realized Gain	(33)	—	—	—
Total Distributions	(25,870)	—	(8,410)	(12,294)
Capital Share Transactions:(1)
Class I:
Subscribed	262,046	200,631	189,073	509,963
Issued due to a tax-free reorganization	56	—	635	—
Distributions Reinvested	17,686	—	6,787	10,349
Redeemed	(300,632)	(215,682)	(316,556)	(449,135)
Class P:
Subscribed	61,496	78,528	31,619	52,948
Distributions Reinvested	5,556	—	697	875
Redeemed	(270,497)	(204,668)	(33,714)	(109,259)
Class H:*
Subscribed	29	—	156	—
Issued due to a tax-free reorganization	34,449	—	27,271	—
Distributions Reinvested	612	—	—	—
Redeemed	(1,272)	—	(1,095)	—
Class L:*
Subscribed	1	—	15	—
Issued due to a tax-free reorganization	1,783	—	6,074	—
Distributions Reinvested	32	—	—	—
Redeemed	(63)	—	(276)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(188,718)	(141,191)	(89,314)	15,741
Redemption Fees	139	100	—	—
Total Increase (Decrease) in Net Assets	(366,862)	244,061	(47,087)	243,811
Net Assets:
Beginning of Period	1,757,905	1,513,844	944,795	700,984
End of Period	$1,391,043	$1,757,905	$897,708	$944,795
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(832)	$147	$1,239	$340

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets (cont'd)

	Small Company Growth Portfolio		U.S. Real Estate Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	18,817	17,409	12,757	40,569
Shares Issued due to tax-free reorganization	4	—	43	—
Shares Issued on Distributions Reinvested	1,416	—	462	821
Shares Redeemed	(21,915)	(18,495)	(21,365)	(34,016)
Net Increase (Decrease) in Class I Shares Outstanding	(1,678)	(1,086)	(8,103)	7,374
Class P:
Shares Subscribed	4,662	7,233	2,176	4,243
Shares Issued on Distributions Reinvested	477	—	48	71
Shares Redeemed	(21,097)	(18,553)	(2,312)	(8,540)
Net Decrease in Class P Shares Outstanding	(15,958)	(11,320)	(88)	(4,226)
Class H:*
Shares Subscribed	3	—	11	—
Shares Issued due to tax-free reorganization	2,763	—	1,878	—
Shares Issued on Distributions Reinvested	52	—	—	—
Shares Redeemed	(105)	—	(77)	—
Net Increase in Class H Shares Outstanding	2,713	—	1,812	—
Class L:*
Shares Subscribed	— @@	—	1	—
Shares Issued due to tax-free reorganization	143	—	418	—
Shares Issued on Distributions Reinvested	3	—	—	—
Shares Redeemed	(5)	—	(19)	—
Net Increase in Class L Shares Outstanding	141	—	400	—

*  For the period November 11, 2011 (commencement of operations) through December 31, 2011.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Emerging Markets Debt Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,562	$3,316
Net Realized Gain (Loss)	(647)	3,430
Net Change in Unrealized Appreciation (Depreciation)	(7,552)	41
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,637)	6,787
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(3,114)	(2,318)
Net Realized Gain	(764)	(1,180)
Class P:
Net Investment Income	(397)	(438)
Net Realized Gain	(96)	(279)
Class H:
Net Investment Income	(114)	(142)
Net Realized Gain	(26)	(87)
Class L:
Net Investment Income	(227)	(251)
Net Realized Gain	(63)	(197)
Total Distributions	(4,801)	(4,892)
Capital Share Transactions:(1)
Class I:
Subscribed	72,085	22,346
Distributions Reinvested	1,766	2,966
Redeemed	(25,667)	(36,261)
Class P:
Subscribed	3,753	2,343
Distributions Reinvested	493	717
Redeemed	(3,289)	(794)
Class H:
Subscribed	2,128	491
Distributions Reinvested	140	229
Redeemed	(960)	(1,095)
Class L:
Subscribed	1,819	3,837
Distributions Reinvested	290	448
Redeemed	(1,205)	(819)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	51,353	(5,592)
Redemption Fees	1	1
Total Increase (Decrease) in Net Assets	41,916	(3,696)
Net Assets:
Beginning of Period	42,345	46,041
End of Period	$84,261	$42,345
Undistributed Net Investment Income Included in End of Period Net Assets	$(9)	$950

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets (cont'd)

	Emerging Markets Debt Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,856	1,740
Shares Issued on Distributions Reinvested	149	237
Shares Redeemed	(2,133)	(2,788)
Net Increase (Decrease) in Class I Shares Outstanding	3,872	(811)
Class P:
Shares Subscribed	292	183
Shares Issued on Distributions Reinvested	40	56
Shares Redeemed	(277)	(60)
Net Increase in Class P Shares Outstanding	55	179
Class H:
Shares Subscribed	163	39
Shares Issued on Distributions Reinvested	12	18
Shares Redeemed	(77)	(85)
Net Increase (Decrease) in Class H Shares Outstanding	98	(28)
Class L:
Shares Subscribed	142	293
Shares Issued on Distributions Reinvested	24	36
Shares Redeemed	(100)	(63)
Net Increase in Class L Shares Outstanding	66	266

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Active International Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$12.06		$11.30		$9.11		$15.92	$15.10
Income (Loss) from Investment Operations:
Net Investment Income†	0.27		0.20		0.21		0.35	0.30
Net Realized and Unrealized Gain (Loss)	(2.03)		0.81		2.26		(6.41)	1.96
Total from Investment Operations	(1.76)		1.01		2.47		(6.06)	2.26
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.25)		(0.28)		(0.14)	(0.54)
Net Realized Gain	—		—		—		(0.61)	(0.90)
Total Distributions	(0.23)		(0.25)		(0.28)		(0.75)	(1.44)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.07		$12.06		$11.30		$9.11	$15.92
Total Return++	(14.56)%		8.95%		27.26%		(39.25)%	15.30%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$302,048		$441,350		$532,584		$565,313	$1,093,735
Ratio of Expenses to Average Net Assets (1)	0.84	%+††^	0.79	%+††	0.79	%+	0.79%+	0.80	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.84	%+††^	0.79	%+††	0.79	%+	0.79%+	0.80	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.33	%+††	1.82	%+††	2.23	%+	2.70%+	1.93	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01%		0.01%	0.00	%§
Portfolio Turnover Rate	26%		19%		33%		34%	28%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.95	%††	0.92	%+††	0.85	%+	0.82%+	0.81	%+
Net Investment Income to Average Net Assets	2.22	%††	1.69	%+††	2.17	%+	2.67%+	1.92	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to July 1, 2011, the maximum ratio was 0.80% for Class I shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Active International Allocation Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$12.28		$11.50		$9.27		$16.20	$15.36
Income (Loss) from Investment Operations:
Net Investment Income†	0.25		0.18		0.18		0.29	0.24
Net Realized and Unrealized Gain (Loss)	(2.07)		0.81		2.31		(6.48)	2.01
Total from Investment Operations	(1.82)		0.99		2.49		(6.19)	2.25
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.21)		(0.26)		(0.13)	(0.51)
Net Realized Gain	—		—		—		(0.61)	(0.90)
Total Distributions	(0.19)		(0.21)		(0.26)		(0.74)	(1.41)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.27		$12.28		$11.50		$9.27	$16.20
Total Return++	(14.75)%		8.69%		26.99%		(39.41)%	14.95%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,387		$14,477		$16,479		$7,614	$5,285
Ratio of Expenses to Average Net Assets (1)	1.09	%+††^	1.04	%+††	1.04	%+	1.04%+	1.05	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.09	%+††^	1.04	%+††	1.04	%+	1.04%+	1.05	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.08	%+††	1.57	%+††	1.80	%+	2.32%+	1.52	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01%		0.01%	0.00	%§
Portfolio Turnover Rate	26%		19%		33%		34%	28%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.20	%††	1.17	%+††	1.10	%+	1.07%+	1.06	%+
Net Investment Income to Average Net Assets	1.97	%††	1.44	%+††	1.74	%+	2.29%+	1.51	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class P shares. Prior to July 1, 2011, the maximum ratio was 1.05% for Class P shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Asian Equity Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.19	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.00 ‡	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(1.72)	0.19
Total from Investment Operations	(1.72)	0.19
Net Asset Value, End of Period	$8.47	$10.19
Total Return++	(16.88)%	1.90	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,201	$1,223
Ratio of Expenses to Average Net Assets (1)	1.45%+	1.45	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.01%+	(1.34	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	38%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	11.86%	176.73	%*
Net Investment Loss to Average Net Assets	(10.40)%	(176.62	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Asian Equity Portfolio

	Class P
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.19	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(1.72)	0.19
Total from Investment Operations	(1.74)	0.19
Net Asset Value, End of Period	$8.45	$10.19
Total Return++	(17.08)%	1.90	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$84	$102
Ratio of Expenses to Average Net Assets (1)	1.70%+	1.70	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.24)%+	(1.59	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	38%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	12.11%	176.98	%*
Net Investment Loss to Average Net Assets	(10.65)%	(176.87	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Asian Equity Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.19	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(1.72)	0.19
Total from Investment Operations	(1.74)	0.19
Net Asset Value, End of Period	$8.45	$10.19
Total Return++	(17.08)%	1.90	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$84	$102
Ratio of Expenses to Average Net Assets (1)	1.70%+	1.70	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.24)%+	(1.59	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	38%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	12.11%	176.98	%*
Net Investment Loss to Average Net Assets	(10.65)%	(176.87	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Asian Equity Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.19	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.07)	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(1.72)	0.19
Total from Investment Operations	(1.79)	0.19
Net Asset Value, End of Period	$8.40	$10.19
Total Return++	(17.57)%	1.90	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$84	$102
Ratio of Expenses to Average Net Assets (1)	2.20%+	2.20	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.74)%+	(2.09	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	38%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	12.61%	177.48	%*
Net Investment Loss to Average Net Assets	(11.15)%	(177.37	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$27.14		$23.10		$13.79	$34.02	$29.29
Income (Loss) from Investment Operations:
Net Investment Income†	0.22		0.10		0.10	0.19	0.10
Net Realized and Unrealized Gain (Loss)	(5.22)		4.15		9.49	(18.78)	11.76
Total from Investment Operations	(5.00)		4.25		9.59	(18.59)	11.86
Distributions from and/or in Excess of:
Net Investment Income	—		(0.21)		(0.28)	—	(0.13)
Net Realized Gain	(0.41)		—		—	(1.64)	(7.01)
Total Distributions	(0.41)		(0.21)		(0.28)	(1.64)	(7.14)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡	0.01
Net Asset Value, End of Period	$21.73		$27.14		$23.10	$13.79	$34.02
Total Return++	(18.41)%		18.49%		69.54%	(56.39)%	41.56%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,198,857		$2,031,778		$2,198,793	$1,191,199	$3,323,130
Ratio of Expenses to Average Net Assets	1.48	%+††	1.47	%+††	1.40%+	1.43%+	1.35%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.47	%+††	1.40%+	1.43%+	1.35%+
Ratio of Net Investment Income to Average Net Assets	0.86	%+††	0.40	%+††	0.56%+	0.78%+	0.28%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01%	0.00%§	0.00%§
Portfolio Turnover Rate	60%		59%		64%	96%	101%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Emerging Markets Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$26.56		$22.61		$13.51	$33.46	$28.91
Income (Loss) from Investment Operations:
Net Investment Income†	0.15		0.04		0.06	0.13	0.01
Net Realized and Unrealized Gain (Loss)	(5.10)		4.06		9.28	(18.44)	11.60
Total from Investment Operations	(4.95)		4.10		9.34	(18.31)	11.61
Distributions from and/or in Excess of:
Net Investment Income	—		(0.15)		(0.24)	—	(0.05)
Net Realized Gain	(0.41)		—		—	(1.64)	(7.01)
Total Distributions	(0.41)		(0.15)		(0.24)	(1.64)	(7.06)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$21.20		$26.56		$22.61	$13.51	$33.46
Total Return++	(18.63)%		18.20%		69.11%	(56.50)%	41.20%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$46,521		$113,434		$126,487	$67,559	$179,834
Ratio of Expenses to Average Net Assets	1.73	%+††	1.72	%+††	1.65%+	1.68%+	1.60	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.72	%+††	1.65%+	1.68%+	1.60	%+
Ratio of Net Investment Income to Average Net Assets	0.61	%+††	0.15	%+††	0.32%+	0.52%+	0.02	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01%	0.00%§	0.00	%§
Portfolio Turnover Rate	60%		59%		64%	96%	101%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Advantage Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.01	$10.00
Income from Investment Operations:
Net Investment Income (Loss)†	0.06	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.03)	0.01
Total from Investment Operations	0.03	0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	—
Net Asset Value, End of Period	$9.97	$10.01
Total Return++	0.34%	0.10	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,603	$701
Ratio of Expenses to Average Net Assets (1)	1.30%+	1.30	%*
Ratio of Net Investment Income to Average Net Assets (1)	0.57%+	(1.10	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	42%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.31%	245.42	%*
Net Investment Loss to Average Net Assets	(5.44)%	(245.22	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Advantage Portfolio

	Class P
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.01	$10.00
Income from Investment Operations:
Net Investment Income (Loss)†	0.03	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.02)	0.01
Total from Investment Operations	0.01	0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	—
Net Asset Value, End of Period	$9.97	$10.01
Total Return++	0.07%	0.10	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$100	$100
Ratio of Expenses to Average Net Assets (1)	1.55%+	1.55	%*
Ratio of Net Investment Income to Average Net Assets (1)	0.32%+	(1.35	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	42%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.56%	245.67	%*
Net Investment Loss to Average Net Assets	(5.69)%	(245.47	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Advantage Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.01	$10.00
Income from Investment Operations:
Net Investment Income (Loss)†	0.03	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.02)	0.01
Total from Investment Operations	0.01	0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	—
Net Asset Value, End of Period	$9.97	$10.01
Total Return++	0.08%	0.10	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$895	$200
Ratio of Expenses to Average Net Assets (1)	1.55%+	1.55	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.32%+	(1.35	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	42%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	7.56%	245.67	%*
Net Investment Loss to Average Net Assets	(5.69)%	(245.47	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Advantage Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.01	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.02)	0.01
Total from Investment Operations	(0.04)	0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	—
Net Asset Value, End of Period	$9.96	$10.01
Total Return++	(0.44)%	0.10	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$100	$100
Ratio of Expenses to Average Net Assets (1)	2.05%+	2.05	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.18)%+	(1.85	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	42%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	8.06%	246.17	%*
Net Investment Loss to Average Net Assets	(6.19)%	(245.97	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Discovery Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$9.97	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.13	(0.00	)‡
Net Realized and Unrealized Loss	(0.92)	(0.03)
Total from Investment Operations	(0.79)	(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)	—
Net Realized Gain	(0.00)‡	—
Total Distributions	(0.12)	—
Net Asset Value, End of Period	$9.06	$9.97
Total Return++	(7.72)%	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$2,446	$697
Ratio of Expenses to Average Net Assets (1)	1.35%+	1.35	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.39%+	(1.14	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	83%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.52%	238.14	%*
Net Investment Loss to Average Net Assets	(2.78)%	(237.93	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Discovery Portfolio

	Class P
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$9.97	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.12	(0.00	)‡
Net Realized and Unrealized Loss	(0.92)	(0.03)
Total from Investment Operations	(0.80)	(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	—
Net Realized Gain	(0.00)‡	—
Total Distributions	(0.10)	—
Net Asset Value, End of Period	$9.07	$9.97
Total Return++	(7.98)%	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$91	$100
Ratio of Expenses to Average Net Assets (1)	1.60%+	1.60	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.14%+	(1.39	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	83%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.77%	238.39	%*
Net Investment Loss to Average Net Assets	(3.03)%	(238.18	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Discovery Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$9.97	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.11	(0.00	)‡
Net Realized and Unrealized Loss	(0.91)	(0.03)
Total from Investment Operations	(0.80)	(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	—
Net Realized Gain	(0.00)‡	—
Total Distributions	(0.10)	—
Net Asset Value, End of Period	$9.07	$9.97
Total Return++	(7.96)%	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,157	$349
Ratio of Expenses to Average Net Assets (1)	1.60%+	1.60	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.14%+	(1.39	)%*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	83%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	5.77%	238.39	%*
Net Investment Loss to Average Net Assets	(3.03)%	(238.18	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Discovery Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$9.97	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.06	(0.00	)‡
Net Realized and Unrealized Loss	(0.91)	(0.03)
Total from Investment Operations	(0.85)	(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	—
Net Realized Gain	(0.00)‡	—
Total Distributions	(0.05)	—
Net Asset Value, End of Period	$9.07	$9.97
Total Return++	(8.41)%	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$91	$100
Ratio of Expenses to Average Net Assets (1)	2.10%+	2.10	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.64%+	(1.89	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	83%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.27%	238.89	%*
Net Investment Loss to Average Net Assets	(3.53)%	(238.68	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Franchise Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$15.29		$13.81		$10.82		$16.62	$17.98
Income (Loss) from Investment Operations:
Net Investment Income†	0.31		0.32		0.19		0.35	0.40
Net Realized and Unrealized Gain (Loss)	1.11		1.62		2.98		(5.11)	1.30
Total from Investment Operations	1.42		1.94		3.17		(4.76)	1.70
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.46)		(0.18)		(0.84)	(0.15)
Net Realized Gain	(0.17)		—		—		(0.20)	(2.91)
Total Distributions	(0.47)		(0.46)		(0.18)		(1.04)	(3.06)
Net Asset Value, End of Period	$16.24		$15.29		$13.81		$10.82	$16.62
Total Return++	9.38%		14.07%		29.65%		(28.88)%	9.58%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$211,677		$89,666		$111,852		$78,029	$110,135
Ratio of Expenses to Average Net Assets (1)	1.00	%+††	1.00	%+††	1.00	%+	1.00%+	0.99%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.00	%+††	1.00	%+	1.00%+	0.98%+
Ratio of Net Investment Income to Average Net Assets (1)	1.87	%+††	2.19	%+††	1.62	%+	2.49%+	2.10%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.01%	0.00%§
Portfolio Turnover Rate	30%		74%		18%		31%	22%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.01	%††	1.08	%+††	1.01	%+	1.01%+	N/A
Net Investment Income to Average Net Assets	1.86	%††	2.11	%+††	1.61	%+	2.48%+	N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Franchise Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$15.10		$13.65		$10.71		$16.44	$17.82
Income (Loss) from Investment Operations:
Net Investment Income†	0.26		0.28		0.11		0.34	0.30
Net Realized and Unrealized Gain (Loss)	1.09		1.59		2.99		(5.07)	1.34
Total from Investment Operations	1.35		1.87		3.10		(4.73)	1.64
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		(0.42)		(0.16)		(0.80)	(0.11)
Net Realized Gain	(0.17)		—		—		(0.20)	(2.91)
Total Distributions	(0.44)		(0.42)		(0.16)		(1.00)	(3.02)
Net Asset Value, End of Period	$16.01		$15.10		$13.65		$10.71	$16.44
Total Return++	8.98%		13.83%		29.24%		(29.00)%	9.26%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$15,327		$9,653		$9,332		$2,892	$6,327
Ratio of Expenses to Average Net Assets (1)	1.25	%+††	1.25	%+††	1.25	%+	1.25%+	1.24%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.25	%+††	1.25	%+	1.25%+	1.23%+
Ratio of Net Investment Income to Average Net Assets (1)	1.62	%+††	1.94	%+††	0.92	%+	2.43%+	1.62%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.01%	0.00%§
Portfolio Turnover Rate	30%		74%		18%		31%	22%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.26	%††	1.33	%+††	1.26	%+	1.26%+	N/A
Net Investment Income to Average Net Assets	1.61	%††	1.86	%+††	0.91	%+	2.42%+	N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Insight Portfolio

	Class I
Selected Per Share Data and Ratios	Period from December 28, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	0.07
Total from Investment Operations	0.07
Net Asset Value, End of Period	$10.07
Total Return++	0.70	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	1.35	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.27	)%+*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	381.10	%*
Net Investment Loss to Average Net Assets	(381.02	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Insight Portfolio

	Class H
Selected Per Share Data and Ratios	Period from December 28, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	0.07
Total from Investment Operations	0.07
Net Asset Value, End of Period	$10.07
Total Return++	0.70	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$816
Ratio of Expenses to Average Net Assets (1)	1.60	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.52	)%+*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	381.35	%*
Net Investment Loss to Average Net Assets	(381.27	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Insight Portfolio

	Class L
Selected Per Share Data and Ratios	Period from December 28, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	0.07
Total from Investment Operations	0.07
Net Asset Value, End of Period	$10.07
Total Return++	0.70	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	2.10	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(2.01	)%+*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	381.85	%*
Net Investment Loss to Average Net Assets	(381.76	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Opportunity Portfolio

	Class I**
Selected Per Share Data and Ratios	Year Ended December 31, 2011		Period from April 1, 2010 to December 31, 2010		Year Ended March 31, 2010	Period from May 30, 2008^ to March 31, 2009
Net Asset Value, Beginning of Period	$11.58		$9.53		$5.08	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02		(0.00	)‡	0.01	(0.02)
Net Realized and Unrealized Gain (Loss)	(0.57)		2.05		4.47	(4.90)
Total from Investment Operations	(0.55)		2.05		4.48	(4.92)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.03)	—
Net Realized Gain	(0.77)		—		—	—
Total Distributions	(0.77)		—		(0.03)	—
Redemption Fees	0.00	‡	—		—	—
Net Asset Value, End of Period	$10.26		$11.58		$9.53	$5.08
Total Return++	(4.90)%		21.51	%#	88.32%	(49.20	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$8.4		$5.4		$5.6	$2.3
Ratio of Expenses to Average Net Assets (1)	1.25	%+††	1.25	%+††*	1.25%	1.25	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.07	%+††*	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.13	%+††	(0.01	)%+††*	0.09%	(0.34	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01	%††*	N/A	N/A
Portfolio Turnover Rate	39%		19	%#	17%	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.92	%††	2.77	%+††*	4.51%	12.66	%*
Net Investment Loss to Average Net Assets	(1.54	)%††	(1.53	)%+††*	(3.17)%	(11.75	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the period ended December 31, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Opportunity Portfolio

	Class P
Selected Per Share Data and Ratios	Year Ended December 31, 2011		Period from May 21, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$11.56		$8.62
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.01)		(0.06)
Net Realized and Unrealized Gain (Loss)	(0.57)		3.00
Total from Investment Operations	(0.58)		2.94
Distributions from and/or in Excess of:
Net Realized Gain	(0.77)		—
Redemption Fees	0.00	‡	—
Net Asset Value, End of Period	$10.21		$11.56
Total Return++	(5.16)%		34.11	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$11
Ratio of Expenses to Average Net Assets (1)	1.50	%+††	1.53	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.87	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.12	)%+††	(0.89	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01	%*
Portfolio Turnover Rate	39%		19	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.17	%††	4.52	%+*
Net Investment Loss to Average Net Assets	(1.79	)%††	(3.88	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Opportunity Portfolio

	Class H**
Selected Per Share Data and Ratios	Year Ended December 31, 2011		Period from April 1, 2010 to December 31, 2010		Year Ended March 31, 2010	Period from May 30, 2008^ to March 31, 2009
Net Asset Value, Beginning of Period	$11.53		$9.50		$5.07	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.01)		(0.01)		(0.03)	(0.03)
Net Realized and Unrealized Gain (Loss)	(0.57)		2.04		4.49	(4.90)
Total from Investment Operations	(0.58)		2.03		4.46	(4.93)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.03)	—
Net Realized Gain	(0.77)		—		—	—
Total Distributions	(0.77)		—		(0.03)	—
Redemption Fees	0.00	‡	—		—	—
Net Asset Value, End of Period	$10.18		$11.53		$9.50	$5.07
Total Return++	(5.18)%		21.37	%#	87.93%	(49.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$4.7		$5.8		$7.1	$0.4
Ratio of Expenses to Average Net Assets (1)	1.50	%+††	1.51	%+††*	1.50%	1.50	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.33	%+††*	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.12	)%+††	(0.21	)%+††*	(0.36)%	(0.57	)%*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01	%††*	N/A	N/A
Portfolio Turnover Rate	39%		19	%#	17%	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.17	%††	3.03	%+††*	4.76%	13.43	%*
Net Investment Loss to Average Net Assets	(1.79	)%††	(1.79	)%+††*	(3.62)%	(12.50	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class H shares for the period ended December 31, 2010 and prior years reflect the historical per share data of Class A shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Opportunity Portfolio

	Class L**
Selected Per Share Data and Ratios	Year Ended December 31, 2011		Period from April 1, 2010 to December 31, 2010		Year Ended March 31, 2010	Period from May 30, 2008^ to March 31, 2009
Net Asset Value, Beginning of Period	$11.50		$9.48		$5.08	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)		(0.04)		(0.09)	(0.02)
Net Realized and Unrealized Gain (Loss)	(0.56)		2.06		4.51	(4.90)
Total from Investment Operations	(0.58)		2.02		4.42	(4.92)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.02)	—
Net Realized Gain	(0.77)		—		—	—
Total Distributions	(0.77)		—		(0.02)	—
Redemption Fees	0.00	‡	—		—	—
Net Asset Value, End of Period	$10.15		$11.50		$9.48	$5.08
Total Return++	(5.19)%		21.31	%#	87.08%	(49.20	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$0.5		$0.7		$1.4	$0.1
Ratio of Expenses to Average Net Assets (1)	1.55	%+††	2.09	%+††*	2.11%	1.31	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.91	%+††*	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.17	)%+††	(0.85	)%+††*	(1.03)%	(0.39	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01	%††*	N/A	N/A
Portfolio Turnover Rate	39%		19	%#	17%	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.67	%††	3.61	%+††*	5.37%	12.85	%*
Net Investment Loss to Average Net Assets	(2.29	)%††	(2.37	)%+††*	(4.29)%	(11.93	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the period ended December 31, 2010 and prior years reflect the historical per share data of Class C shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$8.78		$7.47		$5.49		$10.04	$11.56
Income (Loss) from Investment Operations:
Net Investment Income†	0.14		0.19		0.14		0.16	0.18
Net Realized and Unrealized Gain (Loss)	(0.99)		1.31		2.11		(4.67)	(1.09)
Total from Investment Operations	(0.85)		1.50		2.25		(4.51)	(0.91)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.19)		(0.27)		(0.02)	(0.40)
Net Realized Gain	—		—		—		(0.02)	(0.21)
Total Distributions	(0.16)		(0.19)		(0.27)		(0.04)	(0.61)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$7.77		$8.78		$7.47		$5.49	$10.04
Total Return++	(9.67)%		20.22%		41.04%		(45.00)%	(7.87)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,337,853		$1,215,881		$638,744		$473,459	$632,737
Ratio of Expenses to Average Net Assets(1)	1.04	%+††	1.01	%+††	1.01	%+	1.05%+	1.02%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.01	%+††	1.01	%+	1.04%+	1.02%+
Ratio of Net Investment Income to Average Net Assets(1)	2.12	%+††	2.43	%+††	2.31	%+	1.92%+	1.55%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00%§	0.00%§
Portfolio Turnover Rate	28%		18%		59%		40%	39%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.04%		N/A		N/A		N/A	N/A
Net Investment Income to Average Net Assets	2.12%		N/A		N/A		N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Real Estate Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$8.74		$7.44		$5.47		$10.02		$11.56
Income (Loss) from Investment Operations:
Net Investment Income†	0.12		0.17		0.13		0.16		0.16
Net Realized and Unrealized Gain (Loss)	(0.98)		1.30		2.09		(4.68)		(1.11)
Total from Investment Operations	(0.86)		1.47		2.22		(4.52)		(0.95)
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.17)		(0.25)		(0.01)		(0.38)
Net Realized Gain	—		—		—		(0.02)		(0.21)
Total Distributions	(0.15)		(0.17)		(0.25)		(0.03)		(0.59)
Redemption Fees	—		—		0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$7.73		$8.74		$7.44		$5.47		$10.02
Total Return++	(9.91)%		19.90%		40.66%		(45.15)%		(8.15)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$130,244		$67,812		$52,663		$44,555		$13,187
Ratio of Expenses to Average Net Assets (1)	1.29	%+††	1.26	%+††	1.26	%+	1.30	%+	1.27%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.26	%+††	1.26	%+	1.29	%+	1.27%+
Ratio of Net Investment Income to Average Net Assets (1)	1.87	%+††	2.18	%+††	2.08	%+	2.32	%+	1.39%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00	%§	0.00%§
Portfolio Turnover Rate	28%		18%		59%		40%		39%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.29%		N/A		N/A		1.32	%+	N/A
Net Investment Income to Average Net Assets	1.87%		N/A		N/A		2.30	%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Real Estate Portfolio

	Class H
	Year Ended December 31,						Period from January 2, 2008^ to December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$8.72		$7.43		$5.47		$9.95
Income (Loss) from Investment Operations:
Net Investment Income†	0.12		0.18		0.13		0.11
Net Realized and Unrealized Gain (Loss)	(0.98)		1.29		2.08		(4.57)
Total from Investment Operations	(0.86)		1.47		2.21		(4.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.18)		(0.25)		—
Net Realized Gain	—		—		—		(0.02)
Total Distributions	(0.14)		(0.18)		(0.25)		(0.02)
Redemption Fees	—		—		0.00	‡	—
Net Asset Value, End of Period	$7.72		$8.72		$7.43		$5.47
Total Return++	(9.90)%		19.96%		40.59%		(44.88	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,255		$11,381		$607		$391
Ratio of Expenses to Average Net Assets (1)	1.29	%+††	1.26	%+††	1.26	%+	1.70	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.26	%+††	1.26	%+	1.29	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.87	%+††	2.18	%+††	2.03	%+	1.42	%+*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00	%*§
Portfolio Turnover Rate	28%		18%		59%		40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	1.29%		N/A		N/A		1.70	%+*
Net Investment Income to Average Net Assets	1.87%		N/A		N/A		1.42	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Real Estate Portfolio

	Class L
	Year Ended December 31,						Period from June 16, 2008^ to December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$8.62		$7.35		$5.43		$9.46
Income (Loss) from Investment Operations:
Net Investment Income†	0.07		0.13		0.08		0.04
Net Realized and Unrealized Gain (Loss)	(0.96)		1.28		2.08		(4.05)
Total from Investment Operations	(0.89)		1.41		2.16		(4.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.14)		(0.24)		—
Net Realized Gain	—		—		—		(0.02)
Total Distributions	(0.10)		(0.14)		(0.24)		(0.02)
Redemption Fees	—		—		0.00	‡	—
Net Asset Value, End of Period	$7.63		$8.62		$7.35		$5.43
Total Return++	(10.33)%		19.26%		39.91%		(42.45	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,418		$5,043		$1,603		$261
Ratio of Expenses to Average Net Assets (1)	1.79	%+††	1.76	%+††	1.76	%+	1.81	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.76	%+††	1.76	%+	1.80	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.37	%+††	1.68	%+††	1.23	%+	1.20	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00	%*§
Portfolio Turnover Rate	28%		18%		59%		40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.79%		N/A		N/A		1.84	%+*
Net Investment Income to Average Net Assets	1.37%		N/A		N/A		1.17	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Advantage Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$9.99	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.12	(0.00	)‡
Net Realized and Unrealized Loss	(0.26)	(0.01)
Total from Investment Operations	(0.14)	(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	—
Net Realized Gain	(0.09)	—
Total Distributions	(0.20)	—
Net Asset Value, End of Period	$9.65	$9.99
Total Return++	(1.31)%	(0.10	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,255	$1,198
Ratio of Expenses to Average Net Assets (1)	1.24%+	1.25	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.17%+	(1.09	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	N/A
Portfolio Turnover Rate	27%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.08%+	176.40	%*
Net Investment Loss to Average Net Assets	(4.67)%+	(176.24	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Advantage Portfolio

	Class P
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$9.99	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.09	(0.00	)‡
Net Realized and Unrealized Loss	(0.25)	(0.01)
Total from Investment Operations	(0.16)	(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	—
Net Realized Gain	(0.09)	—
Total Distributions	(0.18)	—
Net Asset Value, End of Period	$9.65	$9.99
Total Return++	(1.57)%	(0.10	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$96	$100
Ratio of Expenses to Average Net Assets (1)	1.49%+	1.50	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.92%+	(1.34	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	N/A
Portfolio Turnover Rate	27%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.33%+	176.65	%*
Net Investment Loss to Average Net Assets	(4.92)%+	(176.49	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Advantage Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$9.99	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.09	(0.00	)‡
Net Realized and Unrealized Loss	(0.25)	(0.01)
Total from Investment Operations	(0.16)	(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	—
Net Realized Gain	(0.09)	—
Total Distributions	(0.18)	—
Net Asset Value, End of Period	$9.65	$9.99
Total Return++	(1.57)%	(0.10	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$684	$100
Ratio of Expenses to Average Net Assets (1)	1.49%+	1.50	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.92%+	(1.34	)%*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	N/A
Portfolio Turnover Rate	27%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	7.33%+	176.65	%*
Net Investment Loss to Average Net Assets	(4.92)%+	(176.49	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Advantage Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$9.99	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.04	(0.00	)‡
Net Realized and Unrealized Loss	(0.25)	(0.01)
Total from Investment Operations	(0.21)	(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.04)	—
Net Realized Gain	(0.09)	—
Total Distributions	(0.13)	—
Net Asset Value, End of Period	$9.65	$9.99
Total Return++	(2.09)%	(0.10	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$97	$100
Ratio of Expenses to Average Net Assets (1)	1.99%+	2.00	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.42%+	(1.84	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	N/A
Portfolio Turnover Rate	27%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.83%+	177.15	%*
Net Investment Loss to Average Net Assets	(5.42)%+	(176.99	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$13.61		$13.02		$11.01		$18.92	$20.58
Income (Loss) from Investment Operations:
Net Investment Income†	0.32		0.26		0.27		0.44	0.43
Net Realized and Unrealized Gain (Loss)	(1.37)		0.53		2.10		(6.76)	1.53
Total from Investment Operations	(1.05)		0.79		2.37		(6.32)	1.96
Distributions from and/or in Excess of:
Net Investment Income	(0.31)		(0.20)		(0.36)		(0.41)	(0.46)
Net Realized Gain	—		—		—		(1.18)	(3.16)
Total Distributions	(0.31)		(0.20)		(0.36)		(1.59)	(3.62)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$12.25		$13.61		$13.02		$11.01	$18.92
Total Return++	(7.63)%		6.08%		21.56%		(33.12)%	9.84%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,959,403		$3,372,029		$3,148,980		$2,606,704	$5,105,807
Ratio of Expenses to Average Net Assets (1)	0.95	%+††	0.95	%+††	0.94	%+	0.95%+	0.93	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.95	%+††	0.95	%+††	0.94	%+	0.95%+	0.93	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.36	%+††	2.05	%+††	2.35	%+	2.73%+	1.97	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.01%		0.00%§	0.00	%§
Portfolio Turnover Rate	34%		40%		38%		34%	31%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.98	%††	0.98	%+††	0.95	%+	N/A	N/A
Net Investment Income to Average Net Assets	2.33	%††	2.02	%+††	2.34	%+	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Equity Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$13.45		$12.87		$10.90		$18.73	$20.40
Income (Loss) from Investment Operations:
Net Investment Income†	0.28		0.23		0.23		0.38	0.37
Net Realized and Unrealized Gain (Loss)	(1.34)		0.51		2.07		(6.66)	1.52
Total from Investment Operations	(1.06)		0.74		2.30		(6.28)	1.89
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.16)		(0.33)		(0.37)	(0.40)
Net Realized Gain	—		—		—		(1.18)	(3.16)
Total Distributions	(0.28)		(0.16)		(0.33)		(1.55)	(3.56)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$12.11		$13.45		$12.87		$10.90	$18.73
Total Return++	(7.83)%		5.78%		21.18%		(33.21)%	9.52%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$916,002		$928,966		$1,131,919		$687,196	$1,019,595
Ratio of Expenses to Average Net Assets (1)	1.20	%+††	1.20	%+††	1.19	%+	1.20%+	1.18	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.20	%+††	1.20	%+††	1.19	%+	1.20%+	1.18	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.11	%+††	1.80	%+††	2.02	%+	2.43%+	1.71	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.01%		0.00%§	0.00	%§
Portfolio Turnover Rate	34%		40%		38%		34%	31%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.23	%††	1.23	%+††	1.20	%+	N/A	N/A
Net Investment Income to Average Net Assets	2.08	%††	1.77	%+††	2.01	%+	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Opportunity Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from March 31, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$12.07	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.08	0.03
Net Realized and Unrealized Gain (Loss)	(1.31)	2.04
Total from Investment Operations	(1.23)	2.07
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	—
Net Realized Gain	(0.48)	—
Total Distributions	(0.58)	—
Net Asset Value, End of Period	$10.26	$12.07
Total Return++	(10.16)%	20.70	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$4,822	$5,672
Ratio of Expenses to Average Net Assets (1)	1.15%+	1.15	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.67%+	0.33	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§*
Portfolio Turnover Rate	37%	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.82%	4.79	%+*
Net Investment Loss to Average Net Assets	(2.00)%	(3.31	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Opportunity Portfolio

	Class P
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from March 31, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$12.04	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.05	0.01
Net Realized and Unrealized Gain (Loss)	(1.30)	2.03
Total from Investment Operations	(1.25)	2.04
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	—
Net Realized Gain	(0.48)	—
Total Distributions	(0.53)	—
Net Asset Value, End of Period	$10.26	$12.04
Total Return++	(10.33)%	20.40	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$103	$120
Ratio of Expenses to Average Net Assets (1)	1.40%+	1.40	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.42%+	0.08	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§*
Portfolio Turnover Rate	37%	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.07%	5.04	%+*
Net Investment Loss to Average Net Assets	(2.25)%	(3.56	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Opportunity Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from March 31, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$12.04	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.05	0.01
Net Realized and Unrealized Gain (Loss)	(1.29)	2.03
Total from Investment Operations	(1.24)	2.04
Distributions from and/or in Excess of:
Net Investment Income	(0.06)	—
Net Realized Gain	(0.48)	—
Total Distributions	(0.54)	—
Net Asset Value, End of Period	$10.26	$12.04
Total Return++	(10.30)%	20.40	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$765	$808
Ratio of Expenses to Average Net Assets (1)	1.40%+	1.40	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.42%+	0.08	%+*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§*
Portfolio Turnover Rate	37%	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	4.07%	5.04	%+*
Net Investment Loss to Average Net Assets	(2.25)%	(3.56	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Opportunity Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from March 31, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$12.00	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.01)	(0.03)
Net Realized and Unrealized Gain (Loss)	(1.29)	2.03
Total from Investment Operations	(1.30)	2.00
Distributions from and/or in Excess of:
Net Realized Gain	(0.48)	—
Net Asset Value, End of Period	$10.22	$12.00
Total Return++	(10.81)%	20.00	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$102	$120
Ratio of Expenses to Average Net Assets (1)	1.90%+	1.90	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.08)%+	(0.42	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§*
Portfolio Turnover Rate	37%	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.57%	5.54	%+*
Net Investment Loss to Average Net Assets	(2.75)%	(4.06	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$18.85		$17.80		$12.59		$25.30		$34.82
Income (Loss) from Investment Operations:
Net Investment Income†	0.39		0.69		0.44		0.56		0.69
Net Realized and Unrealized Gain (Loss)	(4.04)		0.98		5.40		(13.15)		(6.79)
Total from Investment Operations	(3.65)		1.67		5.84		(12.59)		(6.10)
Distributions from and/or in Excess of:
Net Investment Income	(0.54)		(0.62)		(0.63)		—		(1.77)
Net Realized Gain	—		—		—		(0.12)		(1.65)
Total Distributions	(0.54)		(0.62)		(0.63)		(0.12)		(3.42)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$14.66		$18.85		$17.80		$12.59		$25.30
Total Return++	(19.92)%		9.51%		46.54%		(49.95)%		(17.59)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$207,695		$397,514		$463,649		$427,148		$1,053,018
Ratio of Expenses to Average Net Assets (1)	1.00	%+††	0.98	%+††	0.93	%+	0.95	%+	0.94%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.98	%+††	0.93	%+	0.94	%+	0.94%+
Ratio of Net Investment Income to Average Net Assets (1)	2.17	%+††	3.97	%+††	3.04	%+	2.68	%+	2.10%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00	%§	0.00%§
Portfolio Turnover Rate	18%		64%		56%		54%		55%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A		0.97	%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		N/A		2.66	%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Real Estate Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$18.83		$17.77		$12.58		$25.33		$34.83
Income (Loss) from Investment Operations:
Net Investment Income†	0.34		0.64		0.39		0.63		0.58
Net Realized and Unrealized Gain (Loss)	(4.04)		0.98		5.39		(13.26)		(6.74)
Total from Investment Operations	(3.70)		1.62		5.78		(12.63)		(6.16)
Distributions from and/or in Excess of:
Net Investment Income	(0.48)		(0.56)		(0.59)		—		(1.69)
Net Realized Gain	—		—		—		(0.12)		(1.65)
Total Distributions	(0.48)		(0.56)		(0.59)		(0.12)		(3.34)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$14.65		$18.83		$17.77		$12.58		$25.33
Total Return++	(20.16)%		9.26%		46.08%		(50.05)%		(17.76)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,400		$5,547		$8,429		$9,141		$97,800
Ratio of Expenses to Average Net Assets (1)	1.25	%+††	1.23	%+††	1.18	%+	1.19	%+	1.19%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.23	%+††	1.18	%+	1.19	%+	1.19%+
Ratio of Net Investment Income to Average Net Assets (1)	1.92	%+††	3.72	%+††	2.74	%+	2.66	%+	1.76%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00	%§	0.00%§
Portfolio Turnover Rate	18%		64%		56%		54%		55%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A		1.22	%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		N/A		2.64	%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Small Cap Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$13.80		$11.97		$9.53		$17.08		$23.72
Income (Loss) from Investment Operations:
Net Investment Income†	0.18		0.11		0.14		0.34		0.27
Net Realized and Unrealized Gain (Loss)	(2.71)		1.76		2.47		(6.66)		(1.11)
Total from Investment Operations	(2.53)		1.87		2.61		(6.32)		(0.84)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.04)		(0.17)		(0.41)		(0.27)
Net Realized Gain	—		—		—		(0.82)		(5.53)
Total Distributions	—		(0.04)		(0.17)		(1.23)		(5.80)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$11.27		$13.80		$11.97		$9.53		$17.08
Total Return++	(18.33)%		15.72%		27.45%		(38.33)%		(3.22)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$213,983		$320,362		$349,589		$316,526		$796,050
Ratio of Expenses to Average Net Assets (1)	1.15	%+††	1.15	%+††	1.14	%+	1.13	%+	1.09%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.15	%+††	1.14	%+	1.12	%+	1.09%+
Ratio of Net Investment Income to Average Net Assets (1)	1.33	%+††	0.87	%+††	1.31	%+	2.47	%+	1.10%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00	%§	0.00%§
Portfolio Turnover Rate	64%		66%		127%		49%		53%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.19	%††	1.18	%+††	N/A		1.15	%+	N/A
Net Investment Income to Average Net Assets	1.29	%††	0.84	%+††	N/A		2.44	%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Small Cap Portfolio

	Class P
	Year Ended December 31,						Period from October 21, 2008^ to December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$13.74		$11.95		$9.53		$9.80
Income (Loss) from Investment Operations:
Net Investment Income†	0.14		0.07		0.01		0.00	‡
Net Realized and Unrealized Gain (Loss)	(2.69)		1.76		2.57		0.14
Total from Investment Operations	(2.55)		1.83		2.58		0.14
Distributions from and/or in Excess of:
Net Investment Income	—		(0.04)		(0.16)		(0.41)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	—
Net Asset Value, End of Period	$11.19		$13.74		$11.95		$9.53
Total Return++	(18.56)%		15.41%		27.14%		1.56	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$82,170		$101,074		$63,326		$119
Ratio of Expenses to Average Net Assets (1)	1.40	%+††**	1.40	%+††**	1.37	%+**	1.39	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.40	%+††**	1.37	%+**	1.39	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.08	%+††	0.62	%+††	0.12	%+	0.09	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00	%§*
Portfolio Turnover Rate	64%		66%		127%		49	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.44	%††	1.43	%+††	N/A		1.86	%+*
Net Investment Income (Loss) to Average Net Assets	1.04	%††	0.59	%+††	N/A		(0.38	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

**  Ratios of Expenses to Average Net Assets for Class P may vary by more than the shareholder servicing fees due to fluctuations in daily net asset amounts.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Select Global Infrastructure Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from September 20, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.40	$10.00
Income from Investment Operations:
Net Investment Income†	0.23	0.08
Net Realized and Unrealized Gain	1.42	0.40
Total from Investment Operations	1.65	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.22)	(0.08)
Net Realized Gain	(0.33)	—
Total Distributions	(0.55)	(0.08)
Net Asset Value, End of Period	$11.50	$10.40
Total Return++	15.95%	4.94	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$12,589	$10,086
Ratio of Expenses to Average Net Assets (1)	1.15%+	1.14	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.09%+	2.71	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01	%*
Portfolio Turnover Rate	51%	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.93%	3.61	%+*
Net Investment Income to Average Net Assets	0.31%	0.24	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Select Global Infrastructure Portfolio

	Class P
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from September 20, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.40	$10.00
Income from Investment Operations:
Net Investment Income†	0.21	0.07
Net Realized and Unrealized Gain	1.41	0.41
Total from Investment Operations	1.62	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.19)	(0.08)
Net Realized Gain	(0.33)	—
Total Distributions	(0.52)	(0.08)
Net Asset Value, End of Period	$11.50	$10.40
Total Return++	15.67%	4.86	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$115	$104
Ratio of Expenses to Average Net Assets (1)	1.40%+	1.39	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.84%+	2.46	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01	%*
Portfolio Turnover Rate	51%	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.18%	3.86	%+*
Net Investment Income (Loss) to Average Net Assets	0.06%	(0.01	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Select Global Infrastructure Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from September 20, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.40	$10.00
Income from Investment Operations:
Net Investment Income†	0.21	0.07
Net Realized and Unrealized Gain	1.41	0.41
Total from Investment Operations	1.62	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.19)	(0.08)
Net Realized Gain	(0.33)	—
Total Distributions	(0.52)	(0.08)
Net Asset Value, End of Period	$11.50	$10.40
Total Return++	15.67%	4.86	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$115	$104
Ratio of Expenses to Average Net Assets (1)	1.40%+	1.39	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.84%+	2.46	%+*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01	%*
Portfolio Turnover Rate	51%	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.18%	3.86	%+*
Net Investment Income (Loss) to Average Net Assets	0.06%	(0.01	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Select Global Infrastructure Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from September 20, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.40	$10.00
Income from Investment Operations:
Net Investment Income†	0.15	0.06
Net Realized and Unrealized Gain	1.42	0.40
Total from Investment Operations	1.57	0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.14)	(0.06)
Net Realized Gain	(0.33)	—
Total Distributions	(0.47)	(0.06)
Net Asset Value, End of Period	$11.50	$10.40
Total Return++	15.12%	4.72	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$115	$104
Ratio of Expenses to Average Net Assets (1)	1.90%+	1.89	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.34%+	1.96	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01	%*
Portfolio Turnover Rate	51%	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.68%	4.36	%+*
Net Investment Loss to Average Net Assets	(0.44)%	(0.51	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Advantage Portfolio

	Class I**
	Year Ended December 31,		Period from September 1, 2010 to December 31,		Year Ended August 31,		Period from June 30, 2008^ to August 31,
Selected Per Share Data and Ratios	2011		2010		2010	2009	2008
Net Asset Value, Beginning of Period	$10.87		$9.15		$7.97	$9.55	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.04		0.01		0.04	0.03	0.00	‡
Net Realized and Unrealized Gain (Loss)	0.54		1.74		1.19	(1.50)	(0.45)
Total from Investment Operations	0.58		1.75		1.23	(1.47)	(0.45)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.03)		(0.05)	(0.11)	—
Net Asset Value, End of Period	$11.38		$10.87		$9.15	$7.97	$9.55
Total Return++	5.33%		19.30	%#	15.34%	(15.05)%	(4.50	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,239		$5,015		$4,223	$3,667	$4,392
Ratio of Expenses to Average Net Assets (1)	1.05	%+††	1.02	%+††*	1.05%	1.05%	1.05	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.25	%+††*	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (1)	0.39	%+††	0.42	%+††*	0.49%	0.49%	0.20	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.03	%††*	N/A	N/A	N/A
Portfolio Turnover Rate	28%		33	%#	32%	14%	2	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.43	%††	3.49	%+††*	4.49%	11.78%	14.97	%*
Net Investment Loss to Average Net Assets	(1.99	)%††	(2.05	)%+††*	(2.95)%	(10.24)%	(13.72	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Advantage Portfolio

	Class P
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from September 1, 2010 to December 31, 2010		Period from May 21, 2010^ to August 31, 2010
Net Asset Value, Beginning of Period	$10.86	$9.15		$9.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.02	0.01		0.01
Net Realized and Unrealized Gain	0.53	1.73		0.14
Total from Investment Operations	0.55	1.74		0.15
Distributions from and/or in Excess of:
Net Investment Income	(0.04)	(0.03)		—
Net Asset Value, End of Period	$11.37	$10.86		$9.15
Total Return++	5.07%	19.16	%#	1.56	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$11	$10		$1
Ratio of Expenses to Average Net Assets (1)	1.30%+	1.29	%+*	1.30	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	0.52	%+*	N/A
Ratio of Net Investment Income to Average Net Assets (1)	0.14%+	0.15	%+*	0.27	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.03	%*	N/A
Portfolio Turnover Rate	28%	33	%#	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.68%	3.76	%+	2.59	%*
Net Investment Loss to Average Net Assets	(2.24)%	(2.32	)%+	(1.02	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Advantage Portfolio

	Class H**
	Year Ended December 31,		Period from September 1, 2010 to December 31,		Year Ended August 31,		Period from June 30, 2008^ to August 31,
Selected Per Share Data and Ratios	2011		2010		2010	2009	2008
Net Asset Value, Beginning of Period	$10.86		$9.14		$7.96	$9.54	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.02		0.01		0.02	0.02	0.00	‡
Net Realized and Unrealized Gain (Loss)	0.53		1.73		1.19	(1.50)	(0.46)
Total from Investment Operations	0.55		1.74		1.21	(1.48)	(0.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.02)		(0.03)	(0.10)	—
Net Asset Value, End of Period	$11.37		$10.86		$9.14	$7.96	$9.54
Total Return++	5.06%		19.13	%#	15.14%	(15.16)%	(4.60	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$996		$1,103		$1,048	$821	$363
Ratio of Expenses to Average Net Assets (1)	1.30	%+††	1.27	%+††*	1.30%	1.30%	1.30	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.50	%+††*	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (1)	0.14	%+††	0.17	%+††*	0.14%	0.27%	(0.06	)%*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.03	%††*	N/A	N/A	N/A
Portfolio Turnover Rate	28%		33	%#	32%	14%	2	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.68	%††	3.74	%+††	4.62%	11.97%	15.46	%*
Net Investment Loss to Average Net Assets	(2.24	)%††	(2.30	)%+††	(3.18)%	(10.40)%	(14.22	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class H shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class A shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Advantage Portfolio

	Class L**
	Year Ended December 31,		Period from September 1, 2010 to December 31,		Year Ended August 31,		Period from June 30, 2008^ to August 31,
Selected Per Share Data and Ratios	2011		2010		2010	2009	2008
Net Asset Value, Beginning of Period	$10.89		$9.16		$7.96	$9.54	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.04		0.01		0.04	0.00 ‡	0.00	‡
Net Realized and Unrealized Gain (Loss)	0.52		1.75		1.19	(1.50)	(0.46)
Total from Investment Operations	0.56		1.76		1.23	(1.50)	(0.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.03)		(0.03)	(0.08)	—
Net Asset Value, End of Period	$11.39		$10.89		$9.16	$7.96	$9.54
Total Return++	5.19%		19.20	%#	15.43%	(15.40)%	(4.60	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$208		$155		$156	$160	$147
Ratio of Expenses to Average Net Assets (1)	1.09	%+††	1.06	%+††*	1.08%	1.48%	1.05	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.29	%+††*	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (1)	0.35	%+††	0.38	%+††*	0.45%	(0.01)%	(0.20	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.03	%††*	N/A	N/A	N/A
Portfolio Turnover Rate	28%		33	%#	32%	14%	2	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.18	%††	3.53	%+††*	4.53%	12.27%	15.79	%*
Net Investment Loss to Average Net Assets	(2.74	)%††	(2.09	)%+††*	(3.00)%	(10.80)%	(14.49	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class C shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Focus Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$19.58		$15.27		$8.95		$18.81		$15.19
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.06)		(0.05)		(0.01)		0.00	‡	0.03
Net Realized and Unrealized Gain (Loss)	(1.37)		4.36		6.33		(9.82)		3.62
Total from Investment Operations	(1.43)		4.31		6.32		(9.82)		3.65
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.04)		(0.03)
Redemption Fees	—		—		—		0.00	‡	0.00	‡
Net Asset Value, End of Period	$18.15		$19.58		$15.27		$8.95		$18.81
Total Return++	(7.30)%		28.23%		70.61	%**	(52.19)%		24.02%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$22,377		$17,618		$7,878		$4,879		$13,852
Ratio of Expenses to Average Net Assets (1)	0.99	%+††	1.00	%+††	0.99	%+	1.00	%+	1.00	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.00	%+††	0.99	%+	1.00	%+	1.00	%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.29	)%+††	(0.28	)%+††	(0.12	)%+	0.02	%+	0.16	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.00	%††§	0.01%		0.00	%§	0.00	%§
Portfolio Turnover Rate	37%		79%		11%		36%		57%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.09	%††	1.51	%+††	1.88	%+	1.29	%+	1.13	%+
Net Investment Income (Loss) to Average Net Assets	(0.39	)%††	(0.79	)%+††	(1.01	)%+	(0.27	)%+	0.03	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 2.12% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I would have been approximately 68.49%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Focus Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$19.00		$14.86		$8.73		$18.32		$14.81
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.11)		(0.08)		(0.04)		(0.04)		(0.01)
Net Realized and Unrealized Gain (Loss)	(1.32)		4.22		6.17		(9.55)		3.52
Total from Investment Operations	(1.43)		4.14		6.13		(9.59)		3.51
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.00	)‡	—
Redemption Fees	—		—		—		0.00	‡	0.00	‡
Net Asset Value, End of Period	$17.57		$19.00		$14.86		$8.73		$18.32
Total Return++	(7.53)%		27.86%		70.02	%**	(52.27)%		23.70%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,588		$1,704		$1,460		$1,069		$2,913
Ratio of Expenses to Average Net Assets (1)	1.24	%+††	1.25	%+††	1.24	%+	1.25	%+	1.25	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.25	%+††	1.24	%+	1.25	%+	1.25	%+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.54	)%+††	(0.53	)%+††	(0.38	)%+	(0.24	)%+	(0.07	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.00	%††§	0.01%		0.00	%§	0.00	%§
Portfolio Turnover Rate	37%		79%		11%		36%		57%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.34	%††	1.76	%+††	2.16	%+	1.54	%+	1.38	%+
Net Investment Loss to Average Net Assets	(0.64	)%††	(1.04	)%+††	(1.30	)%+	(0.53	)%+	(0.20	)%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 2.17% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P would have been approximately 67.85%.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$24.24		$19.69		$12.12		$24.69	$20.28
Income (Loss) from Investment Operations:
Net Investment Income†	0.01		0.06		0.05		0.05	0.10
Net Realized and Unrealized Gain (Loss)	(0.73)		4.49		7.58		(12.50)	4.41
Total from Investment Operations	(0.72)		4.55		7.63		(12.45)	4.51
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.00	)‡	(0.06)		(0.10)	(0.10)
Net Realized Gain	—		—		—		(0.02)	—
Total Distributions	(0.06)		(0.00	)‡	(0.06)		(0.12)	(0.10)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$23.46		$24.24		$19.69		$12.12	$24.69
Total Return++	(3.01)%		23.11%		62.97	%**	(50.47)%	22.29%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$622,193		$704,410		$674,070		$543,841	$1,406,866
Ratio of Expenses to Average Net Assets	0.71	%+††	0.73	%+††	0.65	%+	0.62%+	0.62	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.73	%+††	0.65	%+	0.62%+	0.62	%+
Ratio of Net Investment Income to Average Net Assets	0.05	%+††	0.27	%+††	0.35	%+	0.24%+	0.46	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00%§	0.00	%§
Portfolio Turnover Rate	26%		35%		19%		42%	50%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 62.72%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$23.82		$19.40		$11.94		$24.27	$19.95
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.05)		0.00	‡	0.02		0.00 ‡	0.05
Net Realized and Unrealized Gain (Loss)	(0.73)		4.42		7.46		(12.27)	4.33
Total from Investment Operations	(0.78)		4.42		7.48		(12.27)	4.38
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.00	)‡	(0.02)		(0.04)	(0.06)
Net Realized Gain	—		—		—		(0.02)	—
Total Distributions	(0.01)		(0.00	)‡	(0.02)		(0.06)	(0.06)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$23.03		$23.82		$19.40		$11.94	$24.27
Total Return++	(3.27)%		22.79%		62.66	%**	(50.57)%	21.93%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$135,777		$136,585		$99,475		$59,883	$166,717
Ratio of Expenses to Average Net Assets	0.96	%+††	0.98	%+††	0.90	%+	0.87%+	0.87	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.98	%+††	0.90	%+	0.87%+	0.87	%+
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.20	)%+††	0.02	%+††	0.10	%+	(0.01)%+	0.24	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00%§	0.00	%§
Portfolio Turnover Rate	26%		35%		19%		42%	50%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 62.41%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Insight Portfolio

	Class I
Selected Per Share Data and Ratios	Period from December 28, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	0.06
Total from Investment Operations	0.06
Net Asset Value, End of Period	$10.06
Total Return++	0.60	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	1.05	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.94	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	380.17	%*
Net Investment Loss to Average Net Assets	(380.06	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Insight Portfolio

	Class H
Selected Per Share Data and Ratios	Period from December 28, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	0.06
Total from Investment Operations	0.06
Net Asset Value, End of Period	$10.06
Total Return++	0.60	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$815
Ratio of Expenses to Average Net Assets (1)	1.30	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.19	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	380.42	%*
Net Investment Loss to Average Net Assets	(380.31	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Insight Portfolio

	Class L
Selected Per Share Data and Ratios	Period from December 28, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	0.06
Total from Investment Operations	0.06
Net Asset Value, End of Period	$10.06
Total Return++	0.60	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	1.80	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.70	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	380.92	%*
Net Investment Loss to Average Net Assets	(380.82	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Opportunity Portfolio

	Class I*
	Year Ended December 31,		Period from July 1, 2010 to December 31,		Year Ended June 30,
Selected Per Share Data and Ratios	2011		2010		2010	2009^^	2008^^	2007^^
Net Asset Value, Beginning of Period	$15.23		$11.91		$9.59	$12.21	$13.05	$10.77
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.00	‡	0.02		(0.02)	0.02	0.01	(0.02)
Net Realized and Unrealized Gain (Loss)	(0.07)		3.30		2.34	(2.64)	(0.85)	2.30
Total from Investment Operations	(0.07)		3.32		2.32	(2.62)	(0.84)	2.28
Net Asset Value, End of Period	$15.16		$15.23		$11.91	$9.59	$12.21	$13.05
Total Return++	(0.46)%		27.88	%#	24.19%	(21.52)%	(6.36)%	21.17%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$13.2		$13.0		$11.0	$7.5	$1.6	$1.3
Ratio of Expenses to Average Net Assets (1)	0.88	%+††	0.72	%+††@	1.14%	0.91%	0.87%	0.98%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.90	%+††@	0.96%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.01	%+††	0.25	%+††@	(0.14)%	0.21%	0.10%	(0.14)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§@	N/A	N/A	N/A	N/A
Portfolio Turnover Rate	21%		6	%#	12%	33%	45%	46%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.95	%††	N/A		N/A	1.41%	N/A	N/A
Net Investment Loss to Average Net Assets	(0.06	)%††	N/A		N/A	(0.29)%	N/A	N/A

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the 12-month period ended June 30, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

^^  Beginning the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Opportunity Portfolio

	Class P
Selected Per Share Data and Ratios	Year Ended December 31, 2011		Period from July 1, 2010 to December 31, 2010		Period from May 21, 2010^ to June 30, 2010
Net Asset Value, Beginning of Period	$15.19		$11.89		$12.13
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.04)		0.00	‡	(0.01)
Net Realized and Unrealized Gain (Loss)	(0.07)		3.30		(0.23)
Total from Investment Operations	(0.11)		3.30		(0.24)
Net Asset Value, End of Period	$15.08		$15.19		$11.89
Total Return++	(0.72)%		27.75	%#	(1.98	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$2,098		$2,113		$1
Ratio of Expenses to Average Net Assets (1)	1.13	%+	0.97	%+*	1.39	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.15	%+*	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.24	)%+	0.00	%§+*	(0.71	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§*	N/A
Portfolio Turnover Rate	21%		6	%#	12	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.20	%††	N/A		N/A
Net Investment Loss to Average Net Assets	(0.31	)%††	N/A		N/A

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Opportunity Portfolio

	Class H*
	Year Ended December 31,		Period from July 1, 2010 to December 31,		Year Ended June 30,
Selected Per Share Data and Ratios	2011		2010		2010	2009^^	2008^^	2007^^
Net Asset Value, Beginning of Period	$15.02		$11.76		$9.49	$12.13	$12.99	$10.75
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.04)		0.00	‡	(0.06)	(0.01)	(0.02)	(0.05)
Net Realized and Unrealized Gain (Loss)	(0.07)		3.26		2.33	(2.63)	(0.84)	2.29
Total from Investment Operations	(0.11)		3.26		2.27	(2.64)	(0.86)	2.24
Net Asset Value, End of Period	$14.91		$15.02		$11.76	$9.49	$12.13	$12.99
Total Return++	(0.73)%		27.72	%#	23.92%	(21.83)%	(6.54)%	20.84%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$198.0		$241.0		$220.3	$207.8	$245.5	$194.4
Ratio of Expenses to Average Net Assets (1)	1.13	%+††	0.97	%+††@	1.40%	1.14%	1.13%	1.23%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.15	%+††@	1.22%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.24	)%+††	0.00	%+††§@	(0.46)%	(0.13)%	(0.17)%	(0.43)%
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§@	N/A	N/A	N/A	N/A
Portfolio Turnover Rate	21%		6	%#	12%	33%	45%	46%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	1.20	%††	N/A		N/A	1.49%	N/A	N/A
Net Investment Loss to Average Net Assets	(0.31	)%††	N/A		N/A	(0.48)%	N/A	N/A

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class H shares for the 12-month period ended June 30, 2010 and prior years reflect the historical per share data of Class A shares of the Predecessor Fund.

^^  Beginning the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Opportunity Portfolio

	Class L*
	Year Ended December 31,		Period from July 1, 2010 to December 31,		Year Ended June 30,
Selected Per Share Data and Ratios	2011		2010		2010	2009^^	2008^^	2007^^
Net Asset Value, Beginning of Period	$13.73		$10.78		$8.77	$11.28	$12.18	$10.15
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.10)		(0.03)		(0.13)	(0.07)	(0.12)	(0.13)
Net Realized and Unrealized Gain (Loss)	(0.06)		2.98		2.14	(2.44)	(0.78)	2.16
Total from Investment Operations	(0.16)		2.95		2.01	(2.51)	(0.90)	2.03
Net Asset Value, End of Period	$13.57		$13.73		$10.78	$8.77	$11.28	$12.18
Total Return++	(1.17)%		27.37	%#	22.92%	(22.32)%	(7.31)%	20.00%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$30.8		$39.0		$34.8	$28.6	$41.8	$28.4
Ratio of Expenses to Average Net Assets (1)	1.63	%+††	1.47	%+††@	2.12%	1.89%	1.89%	1.99%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.65	%+††@	1.94%	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.74	)%+††	(0.50	)%+††@	(1.16)%	(0.90)%	(0.94)%	(1.19)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§@	N/A	N/A	N/A	N/A
Portfolio Turnover Rate	21%		6	%#	12%	33%	45%	46%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.70	%††	N/A		N/A	2.24%	N/A	N/A
Net Investment Loss to Average Net Assets	(0.81	)%††	N/A		N/A	(1.25)%	N/A	N/A

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the 12-month period ended June 30, 2010 and prior years reflect the historical per share data of Class C shares of the Predecessor Fund.

^^  Beginning the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Small Company Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011	2010		2009		2008		2007
Net Asset Value, Beginning of Period	$14.17	$11.14		$7.64		$13.12		$13.31
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.04)	0.01		(0.03)		(0.01)		(0.05)
Net Realized and Unrealized Gain (Loss)	(1.25)	3.02		3.68		(5.47)		0.45
Total from Investment Operations	(1.29)	3.03		3.65		(5.48)		0.40
Distributions from and/or in Excess of:
Net Investment Income	—	—		(0.01)		—		—
Net Realized Gain	(0.24)	—		(0.14)		—		(0.59)
Total Distributions	(0.24)	—		(0.15)		—		(0.59)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$12.64	$14.17		$11.14		$7.64		$13.12
Total Return++	(9.12)%	27.20%		47.92%		(41.84)%		3.04%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,074,392	$1,227,782		$977,515		$638,559		$1,137,839
Ratio of Expenses to Average Net Assets (1)	1.05%+	1.05	%+††	1.05	%+	1.02	%+	1.01	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.05%+	1.05	%+††	1.05	%+	1.02	%+	1.01	%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.29)%+	0.10	%+††	(0.28	)%+	(0.08	)%+	(0.35	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%§	0.00	%§	0.00	%§
Portfolio Turnover Rate	26%	26%		27%		34%		50%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.10%	1.12	%+††	1.07	%+	1.05	%+	N/A
Net Investment Income (Loss) to Average Net Assets	(0.34)%	0.03	%+††	(0.30	)%+	(0.11	)%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Small Company Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011	2010		2009		2008		2007
Net Asset Value, Beginning of Period	$13.27	$10.46		$7.19		$12.39		$12.63
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.07)	(0.02)		(0.05)		(0.03)		(0.08)
Net Realized and Unrealized Gain (Loss)	(1.16)	2.83		3.46		(5.17)		0.43
Total from Investment Operations	(1.23)	2.81		3.41		(5.20)		0.35
Distributions from and/or in Excess of:
Net Realized Gain	(0.24)	—		(0.14)		—		(0.59)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$11.80	$13.27		$10.46		$7.19		$12.39
Total Return++	(9.28)%	26.86%		47.41%		(41.97)%		2.81%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$282,988	$530,123		$536,329		$345,302		$698,183
Ratio of Expenses to Average Net Assets (1)	1.30%+	1.30	%+††	1.30	%+	1.27	%+	1.26	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.30%+	1.30	%+††	1.30	%+	1.27	%+	1.26	%+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.54)%+	(0.15	)%+††	(0.53	)%+	(0.34	)%+	(0.61	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%§	0.00	%§	0.00	%§
Portfolio Turnover Rate	26%	26%		27%		34%		50%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.35%	1.37	%+††	1.32	%+	1.30	%+	N/A
Net Investment Loss to Average Net Assets	(0.59)%	(0.22	)%+††	(0.55	)%+	(0.37	)%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Small Company Growth Portfolio

	Class H
Selected Per Share Data and Ratios	Period from November 11, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$12.47
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss	(0.43)
Total from Investment Operations	(0.43)
Distributions from and/or in Excess of:
Net Realized Gain	(0.24)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$11.80
Total Return++	(3.46	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$32,006
Ratio of Expenses to Average Net Assets (1)	1.30	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.26	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	26	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.35	%*
Net Investment Loss to Average Net Assets	(0.31	)%*

^  Commencement of Operations

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Small Company Growth Portfolio

	Class L
Selected Per Share Data and Ratios	Period from November 11, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$12.47
Loss from Investment Operations:
Net Investment Loss†	(0.01)
Net Realized and Unrealized Loss	(0.43)
Total from Investment Operations	(0.44)
Distributions from and/or in Excess of:
Net Realized Gain	(0.24)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$11.79
Total Return++	(3.54	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,657
Ratio of Expenses to Average Net Assets (1)	1.80	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.77	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	26	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.85	%*
Net Investment Loss to Average Net Assets	(0.82	)%*

^  Commencement of Operations

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011	2010		2009		2008		2007
Net Asset Value, Beginning of Period	$14.33	$11.18		$8.87		$15.75		$28.24
Income (Loss) from Investment Operations:
Net Investment Income†	0.11	0.30		0.23		0.31		0.33
Net Realized and Unrealized Gain (Loss)	0.69	3.02		2.30		(5.84)		(4.87)
Total from Investment Operations	0.80	3.32		2.53		(5.53)		(4.54)
Distributions from and/or in Excess of:
Net Investment Income	(0.14)	(0.17)		(0.22)		(0.31)		(0.50)
Net Realized Gain	—	—		—		(1.04)		(7.45)
Total Distributions	(0.14)	(0.17)		(0.22)		(1.35)		(7.95)
Redemption Fees	—	—		0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$14.99	$14.33		$11.18		$8.87		$15.75
Total Return++	5.57%	29.86%		29.65%		(38.07)%		(16.63)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$773,138	$855,474		$584,820		$448,897		$911,819
Ratio of Expenses to Average Net Assets (1)	1.01%+	0.99	%+††	0.99	%+	0.95	%+	0.90%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00%+	0.98	%+††	0.96	%+	0.91	%+	0.88%+
Ratio of Net Investment Income to Average Net Assets (1)	0.76%+	2.34	%+††	2.70	%+	2.19	%+	1.23%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%§	0.00	%§	0.00%§
Portfolio Turnover Rate	21%	41%		30%		38%		38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.03%	N/A		1.00	%+	0.96	%+	N/A
Net Investment Income to Average Net Assets	0.74%	N/A		2.69	%+	2.18	%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

U.S. Real Estate Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011	2010		2009		2008		2007
Net Asset Value, Beginning of Period	$14.07	$10.99		$8.73		$15.53		$27.96
Income (Loss) from Investment Operations:
Net Investment Income†	0.08	0.26		0.21		0.28		0.27
Net Realized and Unrealized Gain (Loss)	0.66	2.96		2.25		(5.77)		(4.82)
Total from Investment Operations	0.74	3.22		2.46		(5.49)		(4.55)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	(0.14)		(0.20)		(0.27)		(0.43)
Net Realized Gain	—	—		—		(1.04)		(7.45)
Total Distributions	(0.11)	(0.14)		(0.20)		(1.31)		(7.88)
Redemption Fees	—	—		0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$14.70	$14.07		$10.99		$8.73		$15.53
Total Return++	5.26%	29.51%		29.31%		(38.26)%		(16.80)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$92,047	$89,321		$116,164		$95,828		$171,578
Ratio of Expenses to Average Net Assets (1)	1.26%+	1.24	%+††	1.24	%+	1.20	%+	1.15%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25%+	1.23	%+††	1.21	%+	1.16	%+	1.13%+
Ratio of Net Investment Income to Average Net Assets (1)	0.54%+	2.09	%+††	2.45	%+	2.05	%+	1.02%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%§	0.00	%§	0.00%§
Portfolio Turnover Rate	21%	41%		30%		38%		38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.28%	N/A		1.25	%+	1.21	%+	N/A
Net Investment Income to Average Net Assets	0.52%	N/A		2.44	%+	2.04	%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

U.S. Real Estate Portfolio

	Class H
Selected Per Share Data and Ratios	Period from November 11, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$14.52
Income (Loss) from Investment Operations:
Net Investment Income†	0.07
Net Realized and Unrealized Loss	0.11
Total from Investment Operations	0.18
Net Asset Value, End of Period	$14.70
Total Return++	1.24	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$26,644
Ratio of Expenses to Average Net Assets (1)	1.25	%+*
Ratio of Net Investment Income to Average Net Assets (1)	3.81	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	21	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	1.41	%*
Net Investment Income to Average Net Assets	3.65	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

U.S. Real Estate Portfolio

	Class L
Selected Per Share Data and Ratios	Period from November 11, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$14.52
Income (Loss) from Investment Operations:
Net Investment Income†	0.06
Net Realized and Unrealized Loss	0.11
Total from Investment Operations	0.17
Net Asset Value, End of Period	$14.69
Total Return++	1.17	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,879
Ratio of Expenses to Average Net Assets (1)	1.75	%+*
Ratio of Net Investment Income to Average Net Assets (1)	3.33	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	21	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.91	%+*
Net Investment Income to Average Net Assets	3.17	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Emerging Markets Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$12.44		$12.15		$9.94		$11.47	$11.99
Income (Loss) from Investment Operations:
Net Investment Income†	0.64		0.87		0.71		1.03	0.71
Net Realized and Unrealized Gain (Loss)	(1.07)		0.92		1.64		(2.15)	(0.23)
Total from Investment Operations	(0.43)		1.79		2.35		(1.12)	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.64)		(0.93)		(0.09)		(0.41)	(1.00)
Net Realized Gain	(0.14)		(0.57)		(0.05)		—	—
Total Distributions	(0.78)		(1.50)		(0.14)		(0.41)	(1.00)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	—	0.00	‡
Net Asset Value, End of Period	$11.23		$12.44		$12.15		$9.94	$11.47
Total Return++	(3.66)%		15.07%		23.75%		(10.07)%	4.68%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$69,557		$28,864		$38,041		$21,887	$52,686
Ratio of Expenses to Average Net Assets (1)	0.83	%+††	0.84	%+††	0.84	%+	0.83%+	0.93	%+^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.84	%+††	0.84	%+	0.81%+	0.85	%+
Ratio of Net Investment Income to Average Net Assets (1)	5.21	%+††	7.12	%+††	6.44	%+	9.16%+	6.28	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%††	0.01	%††	0.01%		0.01%	0.00	%§
Portfolio Turnover Rate	85%		109%		138%		248%	155%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.19	%††	1.29	%+††	1.35	%+	1.61%+	1.21	%+
Net Investment Income to Average Net Assets	4.85	%††	6.67	%+††	5.93	%+	8.38%+	6.00	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective June 1, 2006, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class I shares. Prior to June 1, 2006, the maximum ratio was 1.00% for Class I shares. Prior to May 1, 2004, the maximum ratio was 1.75% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Emerging Markets Debt Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$12.76		$12.42		$10.18		$11.77	$12.29
Income (Loss) from Investment Operations:
Net Investment Income†	0.63		0.86		0.84		0.94	0.69
Net Realized and Unrealized Gain (Loss)	(1.10)		0.94		1.53		(2.13)	(0.23)
Total from Investment Operations	(0.47)		1.80		2.37		(1.19)	0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.61)		(0.89)		(0.08)		(0.40)	(0.98)
Net Realized Gain	(0.14)		(0.57)		(0.05)		—	—
Total Distributions	(0.75)		(1.46)		(0.13)		(0.40)	(0.98)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	—	0.00	‡
Net Asset Value, End of Period	$11.54		$12.76		$12.42		$10.18	$11.77
Total Return++	(3.90)%		14.88%		23.43%		(10.34)%	4.29%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,784		$6,792		$4,379		$3,640	$870
Ratio of Expenses to Average Net Assets (1)	1.08	%+††	1.09	%+††	1.09	%+	1.12%+	1.20	%+^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.09	%+††	1.09	%+	1.10%+	1.10	%+
Ratio of Net Investment Income to Average Net Assets (1)	4.96	%+††	6.87	%+††	7.52	%+	8.56%+	5.99	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%††	0.01	%††	0.01%		0.01%	0.00	%§
Portfolio Turnover Rate	85%		109%		138%		248%	155%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.44	%††	1.54	%+††	1.62	%+	2.31%+	1.49	%+
Net Investment Income to Average Net Assets	4.60	%††	6.42	%+††	6.99	%+	7.37%+	5.71	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective June 1, 2006, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class P shares. Prior to June 1, 2006, the maximum ratio was 1.25% for Class P shares. Prior to May 1, 2004, the maximum ratio was 2.00% for Class P shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Emerging Markets Debt Portfolio

	Class H
	Year Ended December 31,						Period from January 2, 2008^ to December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$12.76		$12.42		$10.18		$11.86
Income (Loss) from Investment Operations:
Net Investment Income†	0.62		0.86		0.71		0.88
Net Realized and Unrealized Gain (Loss)	(1.09)		0.94		1.66		(2.17)
Total from Investment Operations	(0.47)		1.80		2.37		(1.29)
Distributions from and/or in Excess of:
Net Investment Income	(0.61)		(0.89)		(0.08)		(0.39)
Net Realized Gain	(0.14)		(0.57)		(0.05)		—
Total Distributions	(0.75)		(1.46)		(0.13)		(0.39)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	—
Net Asset Value, End of Period	$11.54		$12.76		$12.42		$10.18
Total Return++	(3.88)%		14.86%		23.40%		(10.70	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,955		$2,021		$2,316		$1,758
Ratio of Expenses to Average Net Assets (1)	1.08	%+††	1.09	%+††	1.09	%+	1.18	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.09	%+††	1.09	%+	1.10	%+*
Ratio of Net Investment Income to Average Net Assets (1)	4.96	%+††	6.87	%+††	6.37	%+	7.66	%+*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%††	0.01	%††	0.01%		0.01	%*
Portfolio Turnover Rate	85%		109%		138%		248	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	1.44	%††	1.54	%+††	1.57	%+	2.11	%+*
Net Investment Income to Average Net Assets	4.60	%††	6.42	%+††	5.89	%+	6.73	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Emerging Markets Debt Portfolio

	Class L
	Year Ended December 31,						Period from January 2, 2008^ to December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$12.54		$12.24		$10.09		$11.84
Income (Loss) from Investment Operations:
Net Investment Income†	0.55		0.79		0.92		0.50
Net Realized and Unrealized Gain (Loss)	(1.07)		0.92		1.36		(1.87)
Total from Investment Operations	(0.52)		1.71		2.28		(1.37)
Distributions from and/or in Excess of:
Net Investment Income	(0.55)		(0.84)		(0.08)		(0.38)
Net Realized Gain	(0.14)		(0.57)		(0.05)		—
Total Distributions	(0.69)		(1.41)		(0.13)		(0.38)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	—
Net Asset Value, End of Period	$11.33		$12.54		$12.24		$10.09
Total Return++	(4.34)%		14.18%		22.80%		(11.85	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,965		$4,668		$1,305		$342
Ratio of Expenses to Average Net Assets (1)	1.58	%+††	1.59	%+††	1.59	%+	1.72	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.59	%+††	1.59	%+	1.60	%+*
Ratio of Net Investment Income to Average Net Assets (1)	4.46	%+††	6.37	%+††	8.21	%+	8.78	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%††	0.01	%††	0.01%		0.01	%*
Portfolio Turnover Rate	85%		109%		138%		248	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.94	%††	2.04	%+††	2.02	%+	3.03	%+*
Net Investment Income to Average Net Assets	4.10	%††	5.92	%+††	7.78	%+	7.47	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-three separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund offers up to four different classes of shares for certain Portfolios — Class I shares, Class P shares, Class H shares and Class L shares. Each Portfolio (with the exception of the Asian Equity, Global Advantage, Global Discovery, Global Insight, Global Opportunity, Global Real Estate, International Advantage, International Opportunity, Select Global Infrastructure, Advantage, Insight, Opportunity, Small Company Growth, U.S. Real Estate, and Emerging Markets Debt Portfolios), offers two classes of shares — Class I and Class P. Global Insight and Insight Portfolios offer Class I shares, Class H shares and Class L shares. Asian Equity, Global Advantage, Global Discovery, Global Opportunity, Global Real Estate, International Advantage, International Opportunity, Select Global Infrastructure, Advantage, Opportunity, Small Company Growth, U.S. Real Estate, and Emerging Markets Debt Portfolios offer Class I shares, Class P shares, Class H shares and Class L shares. Each class of shares has identical voting rights (except shareholders of each Class have exclusive voting rights regarding any matter relating solely to that particular Class of shares), dividend, liquidation and other rights. Effective April 29, 2011, Capital Growth Portfolio was renamed Growth Portfolio.

For detailed descriptions of the investment objectives of each of the Portfolios and other related information, please refer to the Prospectuses of the Fund.

The Fund has suspended offering shares of the Small Company Growth Portfolio to new investors. The Fund will continue to offer shares of the Portfolio to existing shareholders. The Fund may recommence offering shares of the Portfolio to new investors in the future.

On November 11, 2011, Small Company Growth Portfolio acquired the net assets of Morgan Stanley Special Growth Fund ("Special Growth Fund"), an open-end investment company. Based on the respective valuations as of the close of business on November 11, 2011, pursuant to a Plan of Reorganization approved by the shareholders of Special Growth Fund on October 27, 2011 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 4,225 Class I shares of Small Company Growth Portfolio at a net asset value of $13.34 per share for 2,477 Class I shares of Special Growth Fund; 2,762,585 Class H shares of Small Company Growth Portfolio at a net asset value of $12.47 for 1,463,083 Class A shares and 109,160 Class B shares of Special Growth Fund; 142,996 Class L shares of Small Company Growth Portfolio at a net asset value of $12.47 for 89,674 Class C shares of Special Growth Fund. The net assets of Special Growth Fund before the Reorganization were approximately $36,289,000, including unrealized appreciation of approximately $2,423,000 at November 11, 2011. The investment portfolio of Special Growth Fund, with a fair value of approximately $36,424,000 and identified cost of approximately $34,001,000 on November 11, 2011, was the principal asset acquired by Small Company Growth Portfolio. For financial reporting purposes, assets received and shares issued by Small Company Growth Portfolio were recorded at fair value; however, the cost basis of the investments received from Special Growth Fund was carried forward to align ongoing reporting of Small Company Growth Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of Small Company Growth Portfolio were approximately $1,412,832,000. Immediately after the merger, the net assets of Small Company Growth Portfolio were approximately $1,449,121,000.
Upon closing of the Reorganization, shareholders of Special Growth Fund received shares of Small Company Growth Portfolio as follows:

Special Growth Fund	Small Company Growth Portfolio
Class A	Class H

Class B	Class H

Class C	Class L

Class I	Class I

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of Small Company Growth Portfolio, Small Company Growth Portfolio's pro forma results of operations for the year ended December 31, 2011, are as follows:

Net investment loss(1)	$(4,536,000)
Net gain realized and unrealized gain (loss)(2)	$(146,370,000)
Net increase (decrease) in net assets resulting from operations	$(150,906,000)

(1) Approximately $(5,631,000) as reported, plus approximately $209,000 Special Growth Fund premerger, plus approximately $886,000 of estimated pro-forma eliminated expenses.

(2) Approximately $(146,782,000) as reported, plus approximately $412,000 Special Growth Fund premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Special Growth Fund that have been included in Small Company Growth Portfolio's Statement of Operations since December 31, 2011.

On November 11, 2011, U.S. Real Estate Portfolio acquired the net assets of Morgan Stanley Real Estate Fund ("Real Estate

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

Fund"), an open-end investment company. Based on the respective valuations as of the close of business on November 11, 2011, pursuant to a Plan of Reorganization approved by the shareholders of Real Estate Fund on October 27, 2011 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 42,903 Class I shares of U.S. Real Estate Portfolio at a net asset value of $14.80 per share for 102,854 Class I shares of Real Estate Fund; 1,878,193 Class H shares of U.S. Real Estate Portfolio at a net asset value of $14.52 for 3,927,044 Class A shares and 528,039 Class B shares of Real Estate Fund; 418,343 Class L shares of U.S. Real Estate Portfolio at a net asset value of $14.52 for 1,005,298 Class C shares of Real Estate Fund. The net assets of Real Estate Fund before the Reorganization were approximately $33,981,000, including unrealized appreciation of approximately $12,071,000 at November 11, 2011. The investment portfolio of Real Estate Fund, with a fair value of approximately $34,585,000 and identified cost of approximately $22,514,000 on November 11, 2011, was the principal asset acquired by U.S. Real Estate Portfolio. For financial reporting purposes, assets received and shares issued by U.S. Real Estate Portfolio were recorded at fair value; however, the cost basis of the investments received from Real Estate Fund was carried forward to align ongoing reporting of U.S. Real Estate Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of U.S. Real Estate Portfolio were approximately $882,125,000. Immediately after the merger, the net assets of U.S. Real Estate Portfolio were approximately $916,106,000.

Upon closing of the Reorganization, shareholders of Real Estate Fund received shares of U.S. Real Estate Portfolio as follows:

Real Estate Fund	U.S. Real Estate Portfolio
Class A	Class H

Class B	Class H

Class C	Class L

Class I	Class I

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of U.S. Real Estate Portfolio, U.S. Real Estate Portfolio's pro forma results of operations for the year ended December 31, 2011, are as follows:

Net investment income(1)	$9,128,000
Net realized and unrealized gain (loss)(2)	$48,748,000
Net increase (decrease) in net assets resulting from operations	$57,876,000

(1) Approximately $7,100,000 as reported, plus approximately $1,099,000 Real Estate Fund premerger, plus approximately $929,000 of estimated pro-forma eliminated expenses.

(2) Approximately $43,537,000 as reported, plus approximately $5,211,000 Real Estate Fund premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Real Estate Fund that have been included in U.S. Real Estate Portfolio's Statement of Operations since December 31, 2011.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statements of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statements of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Derivatives: Certain Portfolios use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments.

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolios' investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that certain Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected as part of "Due from (to) Brokers" in the Statements of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio's initial investment in such contracts.

Foreign Currency Exchange Contracts: In connection with their investments in foreign securities, certain Portfolios also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such currency contracts. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolios use derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of December 31, 2011.

Primary Risk Exposure	Statements of Assets and Liabilities	Foreign Currency Exchange Contracts (000)	Futures Contracts (000)(a)
Active International Allocation:
Currency Risk	Receivables	$333	$—
Equity Risk	Receivables	—	180
Total Receivables		$333	$180
Currency Risk	Payables	$(598)	$—
Equity Risk	Payables	—	(324)
Total Payables		$(598)	$(324)
International Small Cap:
Currency Risk	Payables	$(38)	$—
Emerging Markets Debt:
Currency Risk	Receivables	$2	$—
Currency Risk	Payables	$(101)	$—

(a) This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statements of Assets and Liabilities only reflect the current day variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2011 in accordance with ASC 815.

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Active International	Currency Risk	Foreign Currency
Allocation		Exchange Contracts	$(2,377)
	Equity Risk	Futures Contracts	(6,806)
Total			$(9,183)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Active International	Currency Risk	Foreign Currency
Allocation		Exchange Contracts	$(47)
	Equity Risk	Futures Contracts	(232)
Total			$(279)
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Emerging Markets	Currency Risk	Foreign Currency Exchange Contracts	$(4,951)
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Global Discovery	Currency Risk	Foreign Currency Exchange Contracts	$12
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Small Cap	Currency Risk	Foreign Currency Exchange Contracts	$(2,119)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Small Cap	Currency Risk	Foreign Currency Exchange Contracts	$1,108
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Emerging Markets Debt	Currency Risk	Foreign Currency Exchange Contracts	$(667)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Emerging Markets Debt	Currency Risk	Foreign Currency Exchange Contracts	$(170)

For the year ended December 31, 2011, Active International Allocation Portfolio's average monthly principal amount of foreign currency exchange contracts was approximately $96,340,000 and the average monthly original value of futures contracts was approximately $22,940,000. Emerging Markets, Global Discovery, International Small Cap and Emerging Markets Debt Portfolios' average monthly principal amount of foreign currency exchange contracts were approximately $39,769,000, $58,000, $35,602,000 and $15,884,000, respectively.

4.  Structured Investments: Certain Portfolios invested a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Portfolio is relying on the creditworthiness of such counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Securities Lending: Certain Portfolios lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by the U.S. Treasury and Agency securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolios' Statements of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities and related collateral outstanding at December 31, 2011 were as follows:

Portfolio	Value of Loaned Securities (000)	Value of Collateral Outstanding (000)	Invested Cash Collateral* (000)	Uninvested Cash Collateral (000)	Value of Non-Cash Collateral** (000)
Active International Allocation	$28,149	$29,350	$28,964	$210	$176
Emerging Markets	89,322	92,680	92,013	667	—
International Equity	100,073	104,123	103,374	749	—
Emerging Markets Debt	841	993	986	7	—

*  The Portfolios invest cash collateral received in Repurchase Agreements and the Morgan Stanley Institutional Liquidity Funds as reported in the Portfolios of Investments.

**  The Portfolio received non-cash collateral in the form of U.S. Government Obligations, which the Portfolio cannot sell or repledge and, accordingly, are not reflected in the Portfolio of Investments.

6.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and BRCP REIT I, LLC, the Portfolio has made a subscription commitment of $7,000,000 for which it will receive 7,000,000 shares of common stock. As of December 31, 2011, BRCP REIT I, LLC has drawn down approximately $6,101,000 which represents 87.2% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and BRCP REIT II, LLC, the Portfolio has made a subscription commitment of $9,000,000 for which it will receive 9,000,000 shares of common stock. As of December 31, 2011, BRCP REIT II, LLC has drawn down approximately $8,364,000 which represents 92.9% of the commitment.

Subject to the terms of a Subscription Agreement between the Global Real Estate Portfolio and Exeter Industrial Value Fund LP, the Portfolio has made a subscription commitment of $2,000,000 for which it will receive 2,000,000 shares of common stock. As of December 31, 2011, Exeter Industrial Value Fund LP has drawn down approximately $1,860,000 which represents 93.0% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Exeter Industrial Value Fund LP, the Portfolio has made a subscription commitment of $8,500,000 for which it will receive 8,500,000 shares of common stock. As of December 31, 2011, Exeter Industrial Value Fund LP has drawn down approximately $7,905,000 which represents 93.0% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Keystone Industrial Fund, LP, the Portfolio has made a subscription commitment of $7,946,000 for which it will receive 7,946,000 shares of common stock. As of December 31, 2011, Keystone Industrial Fund, LP has drawn down approximately $7,574,000 which represents 95.3% of the commitment.

Subject to the terms of a Subscription Agreement between the Global Real Estate Portfolio and KTR Industrial Fund II LP, the Portfolio has made a subscription commitment of $5,000,000 for which it will receive 5,000,000 shares of common stock. As of December 31, 2011, KTR Industrial Fund II LP has drawn down approximately $4,269,000 which represents 85.4% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and KTR Industrial Fund II LP, the Portfolio has made a subscription commitment of $10,000,000 for which it will receive 10,000,000 shares of common stock. As of December 31, 2011, KTR Industrial Fund II LP has drawn down approximately $8,538,000 which represents 85.4% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Cabot Industrial Value Fund II, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2011, Cabot Industrial Value Fund II, LP has drawn down approximately $7,000,000 which represents 93.3% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Cabot Industrial Value Fund III, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2011, Cabot Industrial

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

Value Fund III, LP has drawn down approximately $3,256,000 which represents 43.4% of the commitment.

Subject to the terms of a Subscription Agreement between the Global Real Estate Portfolio and Cabot Industrial Value Fund III, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2011, Cabot Industrial Value Fund III, LP has drawn down approximately $3,256,000 which represents 43.4% of the commitment.

7.  Redemption Fees: The following redemption fees are designed to protect each Portfolio and its shareholders from the effects of short-term trading. Shares of the Active International Allocation, Asian Equity, Emerging Markets, International Advantage, International Equity, International Opportunity, International Real Estate, International Small Cap, Small Company Growth and Emerging Markets Debt Portfolios redeemed within 30 days of purchase may be subject to a 2% redemption fee. These fees, if any, are included on the Statements of Changes in Net Assets.

8.  Restricted Securities: Certain Portfolios invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

9.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

10.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets

Certain Portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Investment Advisory/Sub-Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with investment advisory services under the terms of an Investment Advisory Agreement (the "Agreement") at the annual rates of the average daily net assets indicated below.

Portfolio	Average Daily Net Assets	Advisory Fee
Active International Allocation	first $1.0 billion	0.65%
	over $1.0 billion	0.60
Asian Equity	first $1.0 billion	0.95
	over $1.0 billion	0.90
Emerging Markets	first $500 million	1.25
	next $500 million	1.20
	next $1.5 billion	1.15
	over $2.5 billion	1.00
Global Advantage	first $1.0 billion	0.90
	over $1.0 billion	0.85
Portfolio	Average Daily Net Assets	Advisory Fee
Global Discovery	first $1.0 billion	0.90%
	over $1.0 billion	0.85
Global Franchise	first $500 million	0.80
	next $500 million	0.75
	over $1.0 billion	0.70
Global Insight	first $1.0 billion	1.00
	over $1.0 billion	0.95
Global Opportunity	first $750 million	0.90
	next $750 million	0.85
	over $1.5 billion	0.80
Global Real Estate*		0.85
International Advantage	first $1.0 billion	0.90
	over $1.0 billion	0.85
International Equity	first $10 billion	0.80
	over $10 billion	0.75
International Opportunity	first $1.0 billion	0.90
	over $1.0 billion	0.85
International Real Estate		0.80
International Small Cap	first $1.5 billion	0.95
	over $1.5 billion	0.90
Select Global Infrastructure		0.85
Advantage	first $750 million	0.75
	next $750 million	0.70
	over $1.5 billion	0.65
Focus Growth	first $1.0 billion	0.50
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
Growth	first $1.0 billion	0.50
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
Insight	first $750 million	0.80
	next $750 million	0.75
	over $1.5 billion	0.70
Opportunity	first $1.0 billion	0.50
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $ 3.0 billion	0.35
Small Company Growth	first $1.0 billion	0.92
	next $500 million	0.85
	over $1.5 billion	0.80
U.S. Real Estate	first $500 million	0.80
	next $500 million	0.75
	over $1.0 billion	0.70
Emerging Markets Debt	first $500 million	0.75
	next $500 million	0.70
	over $1.0 billion	0.65

* Effective July 1, 2011 the investment advisory service fees were reduced to the annual rate based on average daily net assets as follows:

Global Real Estate	first $2.5 billion	0.85%
	over $2.5 billion	0.80

MS Investment Management has agreed to waive fees payable to it and to reimburse the Portfolios for certain expenses, after giving effect to custody fee offsets, if necessary, if the total annual operating expenses, excluding certain investment related

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

	Maximum Expense Ratio
	Class I	Class P	Class H	Class L
Active International Allocation*	0.80%	1.05%	N/A	N/A
Asian Equity	1.45	1.70	1.70%	2.20%
Emerging Markets	1.65	1.90	N/A	N/A
Global Advantage	1.30	1.55	1.55	2.05
Global Discovery	1.35	1.60	1.60	2.10
Global Franchise	1.00	1.25	N/A	N/A
Global Insight	1.35	N/A	1.60	2.10
Global Opportunity	1.25	1.50	1.50	1.55
Global Real Estate	1.05	1.30	1.30	1.80
International Advantage	1.25	1.50	1.50	2.00
International Equity	0.95	1.20	N/A	N/A
International Opportunity	1.15	1.40	1.40	1.90
International Real Estate	1.00	1.25	N/A	N/A
International Small Cap	1.15	1.40	N/A	N/A
Select Global Infrastructure	1.15	1.40	1.40	1.90
Advantage	1.05	1.30	1.30	1.09
Focus Growth	1.00	1.25	N/A	N/A
Growth	0.80	1.05	N/A	N/A
Insight	1.05	N/A	1.30	1.80
Opportunity	0.88	1.13	1.13	1.63
Small Company Growth	1.05	1.30	1.30	1.80
U.S. Real Estate	1.00	1.25	1.25	1.75
Emerging Markets Debt	0.85	1.10	1.10	1.60

* Effective July 1, 2011 the maximum expense ratio was increased to the annual rate expressed as a percentage of average daily net assets as follows:

	Class I	Class P	Class H	Class L
Active International Allocation	0.90%	1.15%	N/A	N/A

The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate. For the year ended December 31, 2011, the following Portfolios had advisory fees waived and/or certain expenses reimbursed as follows:

Portfolio	Advisory Fees Waived and/or Reimbursed (000)
Active International Allocation	$407
Asian Equity	152
Global Advantage	130
Global Discovery	115
Global Franchise	16
Global Insight	26
Global Opportunity	208
Global Real Estate	2
International Advantage	126
International Equity	1,356
International Opportunity	180
International Small Cap	153
Select Global Infrastructure	210
Advantage	162
Focus Growth	22
Insight	26
Portfolio	Advisory Fees Waived and/or Reimbursed (000)
Opportunity	$184
Small Company Growth	855
U.S. Real Estate	140
Emerging Markets Debt	238

The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers, subject to the control and supervision of the Fund, its Officers, Directors and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Portfolios, make certain day-to-day investment decisions for certain Portfolios and place certain of the Portfolios' purchase and sales orders. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolios which receive these services.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Fund with administrative services pursuant to an Administration Agreement for a monthly fee, which on an annual basis equals 0.08% of the average daily net assets of each Portfolio. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Servicing Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund had adopted Shareholder Service Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Service Plans, each applicable Portfolio pays the Distributor a shareholder servicing fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, each applicable Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year the 12b-1 fees on Class L shares of the Advantage Portfolio and the Global

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

Opportunity Portfolio to the extent it exceeds 0.04% and 0.30%, respectively, of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2011, the Advantage Portfolio waived approximately $1,000 and Global Opportunity Portfolio waived approximately $3,000.

The distribution and shareholder servicing fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of each Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statements of Operations.

G. Portfolio Investment Activity:

1.  Security Transactions: For the year ended December 31, 2011, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

Portfolio	Purchases (000)	Sales (000)
Active International Allocation	$97,894	$203,201
Asian Equity	639	548
Emerging Markets	1,004,688	1,529,106
Global Advantage	2,342	889
Global Discovery	4,965	2,260
Global Franchise	163,256	50,308
Global Insight*	694	—
Global Opportunity	6,984	4,824
Global Real Estate	813,148	407,817
International Advantage	1,206	548
International Equity	1,417,070	1,425,970
International Opportunity	2,427	2,498
International Real Estate	58,175	181,887
International Small Cap	239,644	289,787
Select Global Infrastructure	6,878	5,869
Advantage	3,467	1,894
Focus Growth	13,877	8,286
Growth	221,051	225,852
Portfolio	Purchases (000)	Sales (000)
Insight*	$657	$—
Opportunity	59,105	108,398
Small Company Growth	411,247	701,379
U.S. Real Estate	193,358	292,505
Emerging Markets Debt	87,587	48,304

* For the period December 28, 2011 to December 31, 2011.

There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2011.

2.  Transactions with Affiliates: The Portfolios invest in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2011 is as follows:

Portfolio	Value December 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2011 (000)
Active International Allocation	$21,765	$184,692	$155,410	$27		$51,047
Asian Equity	128	547	500	—	@	175
Emerging Markets	107,751	649,916	620,055	48		137,612
Global Advantage	911	1,700	2,510	—	@	101
Global Discovery	960	3,093	3,919	—	@	134
Global Franchise	2,873	135,451	130,512	2		7,812
Global Insight*	—	830	327	—	@	503
Global Opportunity	101	5,989	5,802	—	@	288
Global Real Estate	35,380	610,946	601,101	63		45,225
International Advantage	503	779	1,282	—	@	—
International Equity	155,321	1,208,635	1,194,965	127		168,991
International Opportunity	65	2,051	2,044	—	@	72
International Real Estate	583	90,601	91,101	3		83
International Small Cap	9,956	125,743	126,478	7		9,221
Select Global Infrastructure	271	4,775	4,685	—	@	361
Advantage	95	3,440	3,149	—	@	386
Focus Growth	793	17,503	16,569	2		1,727
Growth	48,692	164,612	200,395	25		12,909
Insight*	—	830	—	—	@	830
Opportunity	3,180	79,005	80,560	3		1,625
Small Company Growth	44,047	562,249	574,752	51		31,544
U.S. Real Estate	35,795	158,883	189,999	30		4,679
Emerging Markets Debt	4,671	71,492	63,493	13		12,670

@ Amount is less than $500.

* For the period December 28, 2011 to December 31, 2011.

Investment Advisory fees paid by each Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolios due to its investment in the Liquidity Funds ("Rebate"). For the

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

year ended December 31, 2011, advisory fees paid were reduced as follows:

Portfolio	Rebate (000)
Active International Allocation	$26
Asian Equity	—	@
Emerging Markets	69
Global Advantage	—	@
Global Discovery	—	@
Global Franchise	9
Global Opportunity	—	@
Global Real Estate	58
International Advantage	—	@
International Equity	131
International Opportunity	—	@
International Real Estate	3
International Small Cap	7
Select Global Infrastructure	—	@
Advantage	—	@
Focus Growth	2
Growth	26
Opportunity	3
Small Company Growth	51
U.S. Real Estate	27
Emerging Markets Debt	13

@ Amount is less than $500

The Emerging Markets Portfolio invests in Morgan Stanley Growth Fund, an open-end management investment company advised by an affiliate of the Adviser. The Morgan Stanley Growth Fund has a cost basis of approximately $1,667,000 at December 31, 2011. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley Growth Fund. For the year ended December 31, 2011, advisory fees paid were reduced by approximately $156,000 relating to the Portfolio's investment in the Morgan Stanley Growth Fund.

A summary of the Portfolio's transactions in shares of the Morgan Stanley Growth Fund during the year ended December 31, 2011 is as follows:

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain/Loss (000)	Dividend Income (000)	Value December 31, 2011 (000)
$21,813	$—	$6,434	$5,322	$—	$7,822

The Active International Allocation Portfolio invests in Mitsubishi UFJ Financial Group, Inc., an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor. Mitsubishi UFJ Financial Group, Inc. was acquired at a cost of approximately $2,647,000.

A summary of the Portfolio's transactions in shares of the Mitsubishi UFJ Financial Group, Inc. during the year ended December 31, 2011 is as follows:

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain/Loss (000)	Dividend Income (000)	Value December 31, 2011 (000)
$1,371	$—	$74	$(81)	$33	$1,018

During the year ended December 31, 2011, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of each Portfolio:

Portfolio	Broker Commissions (000)
Asian Equity	$—	@
Emerging Markets	69
Global Advantage	—	@
Global Discovery	—	@
Global Franchise	—	@
Global Opportunity	—	@
Global Real Estate	37
International Advantage	—	@
International Opportunity	—	@
Select Global Infrastructure	—	@
Advantage	—	@
Focus Growth	1
Opportunity Portfolio	14
Small Company Growth	7
U.S. Real Estate	28

@ Amount is less than $500

During the year ended December 31, 2011, the following Portfolios incurred brokerage commissions with Citigroup, Inc. and its affiliated broker/dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of each Portfolio:

Portfolio	Broker Commissions (000)
Active International Allocation	$3
Asian Equity	—	@
Emerging Markets	268
Global Franchise	5
Global Real Estate	23
International Equity	120
International Real Estate	9
International Small Cap	3
Select Global Infrastructure	2
Focus Growth	—	@
Growth	—	@
Small Company Growth	10
U.S. Real Estate	2

@ Amount is less than $500.

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

	2011 Distributions Paid From:		2010 Distributions Paid From:
Portfolio	Ordinary Income (000)	Long-term Capital Gain (000)	Ordinary Income (000)	Long-term Capital Gain (000)
Active International Allocation	$6,935	$—	$9,151	$—
Emerging Markets	—	25,277	16,513	—
Global Advantage	16	—	—	—
Global Discovery	47	—	—	—
Global Franchise	3,615	2,396	2,936	—
Global Opportunity	211	738	—	—
Global Real Estate	28,756	—	23,862	—
International Advantage	42	—	—	—
International Equity	94,031	—	60,000	—
International Opportunity	106	218	—	—
International Real Estate	9,425	—	13,160	—
International Small Cap	—	—	1,418	—
Select Global Infrastructure	612	—	82	—
Advantage	47	—	18	—
Growth	1,728	—	15	—
Small Company Growth	—	25,870	—	—
U.S. Real Estate	8,410	—	12,294	—
Emerging Markets Debt	3,852	949	4,823	68

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to REIT adjustments, foreign currency transactions, defaulted bonds, paydown adjustments, return of capital from certain securities, expiring capital losses, distribution redesignations, foreign taxes paid on capital gains, net operating losses, nondeductible expenses, merger adjustments, certain equity securities designated as issued by "passive foreign investment companies" and excess distributions, resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2011:

Portfolio	Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
Active International Allocation	$(3,033)	$3,034	$(1)
Asian Equity	1	1	(2)
Emerging Markets	(3,952)	4,370	(418)
Global Advantage	(1)	1	—
Global Discovery	8	(8)	— @
Global Franchise	252	(251)	(1)
Global Insight	(— @)	— @	—
Global Opportunity	37	1	(38)
Global Real Estate	8,717	(8,479)	(238)
International Advantage	— @	(— @)	—
International Equity	(3,140)	3,140	—
International Opportunity	(1)	2	(1)
International Real Estate	1,642	(1,642)	—
International Small Cap	(2,123)	2,123	— @
Select Global Infrastructure	(— @)	— @	—
Advantage	(— @)	— @	(— @)
Focus Growth	74	(1)	(73)
Growth	1	(1)	—
Insight	(— @)	—	— @
Opportunity	903	47	(950)
Small Company Growth	4,652	722	(5,374)
U.S. Real Estate	2,209	902	(3,111)
Emerging Markets Debt	(669)	669	— @

@ Amount is less than $500

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
Global Discovery	$16	$—
Global Insight	1	—
Global Opportunity	—	44
International Equity	729	—
International Real Estate	5,344	—
International Small Cap	2,527	—
Select Global Infrastructure	—	91
Growth	35	—
Small Company Growth	—	3,808
U.S. Real Estate	335	—
Emerging Markets Debt	—	15

Any Portfolios not shown above had no distributable earnings on a tax basis at December 31, 2011.

At December 31, 2011, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

Portfolio	Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
Active International Allocation	$375,913	$26,271	$(66,642)	$(40,371)
Asian Equity	1,682	49	(208)	(159)
Emerging Markets	1,353,511	152,234	(117,361)	34,873
Global Advantage	2,647	156	(141)	15
Global Discovery	4,006	201	(462)	(261)
Global Franchise	207,498	25,035	(5,649)	19,386
Global Insight	1,198	7	(2)	5
Global Opportunity	11,609	2,526	(530)	1,996
Global Real Estate	1,703,013	73,531	(300,564)	(227,033)
International Advantage	2,164	106	(185)	(79)
International Equity	4,058,834	363,435	(436,681)	(73,246)
International Opportunity	5,549	748	(524)	224
International Real Estate	405,765	1,015	(196,132)	(195,117)
International Small Cap	378,009	10,071	(89,224)	(79,153)
Select Global Infrastructure	11,449	1,595	(191)	1,404
Advantage	7,298	1,387	(257)	1,130
Focus Growth	24,079	2,912	(2,977)	(65)
Growth	642,208	228,712	(92,092)	136,620
Insight	1,487	7	(2)	5
Opportunity	210,206	62,341	(26,354)	35,987
Small Company Growth	1,213,395	326,810	(138,837)	187,973
U.S. Real Estate	824,573	126,913	(52,664)	74,249
Emerging Markets Debt	88,095	1,863	(7,550)	(5,687)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2011, the following Portfolios had available for Federal income tax purposes unused short term and long term capital losses that will not expire:

Portfolio	Short-term Losses (No Expiration) (000)	Long-term Losses (No Expiration) (000)
Asian Equity	$55	$—
Global Advantage	1	—
International Real Estate	3,549	88,205

In addition, at December 31, 2011, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

	Expiration Date December 31,
Portfolio	2012 (000)	2016 (000)	2017 (000)	2018 (000)	Total (000)
Active International Allocation	$—	$—	$55,336	$—	$55,336
Global Franchise*	—	—	3,809	—	3,809
Global Real Estate	—	—	130,652	41,571	172,223
International Equity	—	392,794	10,156	—	402,950
International Real Estate	—	98,798	217,627	66,872	383,297
International Small Cap	—	—	66,323	—	66,323
Advantage	—	—	32	—	32
Focus Growth	—	—	88	—	88
Growth	—	—	90,712	—	90,712
Opportunity	—	8,138	—	—	8,138
Small Company Growth*	—	2,198	452	—	2,650
U.S. Real Estate	—	—	3,508	—	3,508

* Capital loss carryforward from target fund.

The amounts reflected in the capital loss carryforward table for Global Franchise Portfolio includes approximately $7,795,000 capital loss carryforward brought forward as a result of the Portfolio's merger with the Global Value Equity Portfolio in October 2009. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards may apply. This acquired capital loss carryforward is expected to expire in 2017. During the year ended December 31, 2011, Global Franchise utilized approximately $3,986,000 of its capital loss carryforward.

The amounts reflected in the capital loss carryforward table for Small Company Growth Portfolio includes approximately $2,650,000 capital loss carryforward brought forward as a result of the Portfolio's merger with the Morgan Stanley Special

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

Growth Fund in November 2011. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards may apply. The acquired capital loss carryforward is expected to expire in 2016 and 2017.

During the year ended December 31, 2011, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes as follows:

Portfolio	Utilized Capital Loss Carryforwards (000)
Active International Allocation	$15,840
Emerging Markets	68,600
Global Franchise	3,986
Global Real Estate	79,396
International Equity	68,754
International Opportunity	23
International Small Cap	24,747
Advantage	122
Focus Growth	1,400
Growth	76,743
Opportunity	24,742
Small Company Growth	20,205
U.S. Real Estate	87,445

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2011, the Portfolio deferred to January 1, 2012 for U.S. Federal income tax purposes the following losses:

Portfolio	Specified Ordinary Losses (000)		Capital Losses (000)
Active International Allocation	$2,015		$3,937
Asian Equity	—	@	13
Emerging Markets	3,378		563
Global Advantage	5		—
Global Franchise	—		448
Global Opportunity	—		114
Global Real Estate	2,221		—
International Advantage	—		6
International Opportunity	—		64
International Real Estate	—		5,904
International Small Cap	—		1,205
Select Global Infrastructure	—		2
Advantage	16		—
Focus Growth	—		196
Opportunity	12		2,494
Small Company Growth	15		—
Emerging Markets Debt	28		—

@ Amount is less than $500.

I. Other (unaudited): The net assets of certain Portfolios include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at times certain of the Portfolios' investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Global Real Estate, International Real Estate and U.S. Real Estate Portfolios invest a significant portion of their assets in securities of real estate investment trusts (REITs). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolios.

The Emerging Markets Debt Portfolio holds a significant portion of its investments in securities which are traded by a small number of market makers who may also be utilized by the Portfolio to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statements of Assets and Liabilities.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, currently no central registration system exists and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of counterparty's failure to complete the transaction.

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

At December 31, 2011, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios.

These Portfolios and the aggregate percentage of such owners were as follows:

	Percentage of Ownership
Portfolio	Class I	Class P	Class H	Class L
Active International Allocation	—%	15.2%	—%	—%
Emerging Markets	62.2	66.8	—	—
Global Advantage	—	—	22.5	—
Global Discovery	—	—	30.2	—
Global Franchise	55.0	51.2	—	—
Global Insight	—	—	98.8	—
Global Opportunity	43.7	—	—	33.3
Global Real Estate	—	85.4	52.8	—
International Equity	35.1	86.4	—	—
International Real Estate	83.9	—	—	—
International Small Cap	74.5	98.0	—	—
Advantage	27.7	—	—	24.0
Focus Growth	65.7	70.8	—	—
Growth	45.4	69.9	—	—
Insight	—	—	98.8	—
Opportunity	67.8	99.5	—	10.7
Small Company Growth	37.3	64.2	—	—
U.S. Real Estate	32.7	66.9	—	—
Emerging Markets Debt	76.5	61.0	—	—

2011 Annual Report

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Active International Allocation Portfolio, Asian Equity Portfolio, Emerging Markets Portfolio, Global Advantage Portfolio, Global Discovery Portfolio, Global Franchise Portfolio, Global Opportunity Portfolio, Global Real Estate Portfolio, International Advantage Portfolio, International Equity Portfolio, International Opportunity Portfolio, International Real Estate Portfolio, International Small Cap Portfolio, Select Global Infrastructure Portfolio, Advantage Portfolio, Focus Growth Portfolio, Growth Portfolio (formerly Capital Growth Portfolio), Opportunity Portfolio, Small Company Growth Portfolio, U.S. Real Estate Portfolio, and Emerging Markets Debt Portfolio, including the portfolios of investments, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. We have also audited the accompanying statements of assets and liabilities, including the portfolios of investments as of December 31, 2011 and the related statements of operations and changes in net assets, and the financial highlights for the period from December 28, 2011 (commencement of operations) to December 31, 2011 for Global Insight Portfolio and Insight Portfolio. The aforementioned twenty-three portfolios of the Morgan Stanley Institutional Fund, Inc. are hereafter referred to as the Portfolios. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for years ended June 30, 2009, 2008 and 2007 for Opportunity Portfolio were audited by another independent registered public accounting firm whose report, dated August 21, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned twenty-three portfolios comprising Morgan Stanley Institutional Fund, Inc. at December 31, 2011, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2012

2011 Annual Report

December 31, 2011

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2011. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualified for the dividends received deduction. Additionally, the following percentages of each Portfolio's dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)

Portfolio	Dividends Received Deduction %	Qualifying U.S. Govt. Income %
Global Advantage	45.6%	—%
Global Discovery	15.8	—
Global Franchise	44.0	—
Global Opportunity	4.9	—
Select Global Infrastructure	16.7	—
Advantage	100.0	—
Growth	100.0	—

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

Portfolio	Amount (000)
Emerging Markets	$25,277
Global Franchise	2,396
Global Opportunity	738
International Opportunity	218
Small Company Growth	25,870
Emerging Markets Debt	949

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended December 31, 2011.

When distributed, certain earnings may be subject to a maximum rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2004. Each of the applicable Portfolios designated up to the following maximum amounts as taxable at this lower rate:

Portfolio	Amount (000)
Active International Allocation	$6,774
Global Advantage	17
Global Discovery	50
Global Franchise	3,864
Global Opportunity	81
Global Real Estate	4,663
International Equity	92,860
International Opportunity	80
International Real Estate	5,191
Select Global Infrastructure	356
Advantage	48
Growth	1,730
U.S. Real Estate	532

2011 Annual Report

December 31, 2011

Federal Income Tax Information (unaudited) (cont'd)

The following Portfolios intend to pass through foreign tax credits and have derived net income from sources within foreign countries amounting to:

Portfolio	Foreign Tax Credits (000)	Net Foreign Source Income (000)
Active International Allocation	$423	$13,474
Emerging Markets	4,260	43,666
Global Franchise	146	3,442
Global Real Estate	1,594	31,087
International Equity	3,807	143,813
International Real Estate	411	11,003
International Small Cap	607	9,926
Select Global Infrastructure	26	303

In January, each applicable Portfolio provides tax information to shareholders for the preceding calendar year.

2011 Annual Report

December 31, 2011

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2011 Annual Report

December 31, 2011

U.S. Privacy Policy (unaudited) (cont'd)

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6, below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6, below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

2011 Annual Report

December 31, 2011

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

2011 Annual Report

December 31, 2011

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

2011 Annual Report

December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

2011 Annual Report

December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

2011 Annual Report

December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

*  Each Officer serves an indefinite term, until his or her successor is elected.

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1-(800) 548-7786.

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2012 Morgan Stanley

MSIFIANN
IU12-00334P-Y12/11

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2011

	Registrant			Covered Entities(1)
Audit Fees		$767,590		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$(2)
Tax Fees		$77,090	(3)	$89,626	(4)
All Other Fees	$			$1,133,094
Total Non-Audit Fees		$77,090		$1,222,720

Total		$844,680		$1,222,720

2010

	Registrant			Covered Entities(1)
Audit Fees		$731,530		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$—	(2)
Tax Fees		$71,340	(3)	$199,783	(4)
All Other Fees	$			$90,520	(5)
Total Non-Audit Fees		$71,340		$290,303

Total		$802,870		$290,303

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.     Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.     Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.     Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.     Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.     Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.     All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.     Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.     Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)   The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 15, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 15, 2012